                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-8326
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                          MFS VARIABLE INSURANCE TRUST
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                       Date of fiscal year end: 12/31/03
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                       Date of reporting period: 12/31/03
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
ITEM 1. REPORTS TO STOCKHOLDERS.

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) CAPITAL
                OPPORTUNITIES SERIES


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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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

MFS(R) CAPITAL OPPORTUNITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years'
duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee and      Electric Holdings, Inc. (welding equipment
President                                                manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant; Capitol
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Entertainment Management Company (video franchise),
Massachusetts Financial Services Company,                Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to February
(since February 2004); Harvard Law School                2001); Borders Group, Inc. (book and music
(education), John Olin Visiting Professor (since         retailer), Director; Federal Realty Investment Trust
July 2002); Secretary of Economic Affairs, The           (real estate investment trust), Trustee
Commonwealth of Massachusetts (January 2002 to
December 2002); Fidelity Investments, Vice Chairman      ABBY M. O'NEILL(3) (born 04/27/28) Trustee
(June 2000 to December 2001); Fidelity Management &      Private investor; Rockefeller Financial Services,
Research Company (investment adviser), President         Inc. (investment advisers), Chairman and Chief
(March 1997 to July 2001); The Bank of New York          Executive Officer
(financial services), Director; Bell Canada
Enterprises (telecommunications), Director; Telesat      LAWRENCE T. PERERA (born 06/23/35) Trustee
(satellite communications), Director                     Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate School
                                                         of Business Administration, Class of 1961 Adjunct
INDEPENDENT TRUSTEES                                     Professor in Entrepreneurship Emeritus; CBL &
                                                         Associates Properties, Inc. (real estate investment
J. ATWOOD IVES (born 05/01/36) Co-Chairman               trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38) Trustee
(diversified services company), Chairman, Trustee        Insight Resources, Inc. (acquisition planning
and Chief Executive Officer (until November 2000)        specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WARD SMITH (born 09/13/30) Co-Chairman                   General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional products),
                                                         Chief Executive Officer (until May 2001)
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           ELAINE R. SMITH (born 04/25/46) Trustee
Surgery; Harvard Medical School, Professor of            Independent health care industry consultant
Surgery

OFFICERS

JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
President                                                Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Chief          President (since August 2000); UAM Fund Services,
Executive Officer and Director                           Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        RICHARD M. HISEY (born 08/29/58) Treasurer
Secretary and Assistant Clerk                            Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President (since July 2002); The Bank of New
Vice President and Associate General Counsel             York, Senior Vice President (September 2000 to July
                                                         2002); Lexington Global Asset Managers, Inc.,
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Executive Vice President and Chief Financial Officer
Clerk                                                    (prior to September 2000); Lexington Funds,
Massachusetts Financial Services Company, Senior         Treasurer (prior to September 2002)
Vice President,
General Counsel and Secretary                            ROBERT J. MANNING(6) (born 10/20/63) President
                                                         Massachusetts Financial Services Company, Chief
STEPHANIE A. DESISTO (born 10/01/53) Assistant           Executive Officer, President, Chief Investment
Treasurer                                                Officer and Director
Massachusetts Financial Services Company, Vice
President (since April 2003); Brown Brothers             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Harriman & Co., Senior Vice President (November          Massachusetts Financial Services Company, Vice
2002 to April 2003); ING Groep N.V./Aeltus               President
Investment Management, Senior Vice President (prior
to November 2002)                                        JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004. Mr.
Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives, Perera, Poorvu,
Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since
January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January 1, 2002 until February
6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until February 6, 2004. Mr. Gunning and
Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and Pozen have served as Trustees since
February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of
MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
S. Irfan Ali+                                            business day from 9 a.m. to 5 p.m. Eastern time.
Kenneth J. Enright+                                      (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         mfs.com
AUDITORS
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 13, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 24, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, the series' Initial Class shares provided a total return of 27.39%, and the Service Class shares returned 27.11%. These returns, which include the reinvestment of any capital gains and dividend distributions, compare with returns of 28.67% for the series' benchmark, the Standard & Poor's Stock Index (The S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

MARKET OVERVIEW
Markets around the world were buoyed over the period by clear signs of recovery, especially in the United States and, to a lesser extent, in Japan and Europe. Worldwide monetary policy was conducive to growth as central banks, including the U.S. Federal Reserve Bank, sought to stimulate economic expansion by keeping interest rates low. We started to see improvements in several key economic indicators, including corporate earnings, capital and consumer spending, and business and consumer confidence.

Overall improvement in the global economy helped to drive market rallies that began in mid-March and lasted, with only a few pauses, through the end of 2003. Largely left behind were concerns about an uncertain global political climate and sluggish economic conditions. In our view, investors, like consumers, became more optimistic about the future and aggressively moved into higher-risk, more economically sensitive securities and out of more conservative holdings.

DETRACTORS FROM PERFORMANCE
Holdings in the technology and leisure sectors were behind the series' underperformance relative to its benchmark.

During the period, the series had an underweighted position in Intel, which was the leading contributor to underperformance. Investor concerns over Intel's weak corporate technology spending abated, while the stock, which was sold out of the series during the period, improved on the news that certain products, such as its microprocessors in laptop PCs, had showed surprising strength.

Among other technology companies, holdings in Network Associates also detracted from performance.

Network Associates stock fell after missing Wall Street analysts' earnings projections because of a sizable drop in customer spending on its Web security and anti-virus software products. The company blamed the shortfall on continued weakness in business technology spending.

Elsewhere in technology, however, the portfolio's relative performance was helped by our overweighted position in storage software firm VERITAS Software.

In basic materials, the stock of Owens Illinois, a company that manufactures glass and plastic packaging, was also a source of negative performance as it had to deal with pressure from rising prices for the oil used to make its plastic bottles and for the natural gas used to power several of its factories. Investors were also concerned by the company's highly leveraged balance sheet and potential liabilities associated with asbestos in its plants.

Pharmaceutical company Schering Plough saw its stock price decline sharply during the period because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription drug Clarinex.

The series' position in energy companies such as Noble Energy also hurt relative performance. During the period, concerns arose over sustainable natural gas prices and the lack of evidence of capital spending in the industry, which caused the stocks to do poorly.

The series' cash position, although it averaged less than 4% of assets over the period, was the biggest detractor from relative performance. In a period when global markets continued to rise, any cash position hurt performance relative to S&P 500 which, like most market indices, has no cash position.

CONTRIBUTORS TO PERFORMANCE
The series generated its best performance relative to the benchmark from its positions in the retailing, consumer staples, and health care sectors.

Sears was the biggest contributor to positive performance in the retail sector. The stock had been selling at low valuations early in the period because of concerns about the performance of Sears' credit card division. The company then sold the credit card division at a very attractive price and used the proceeds to buy back some of its own stock. We believe that the company's ability to shed an underperforming division and focus on its retail business, coupled with the fact that its stock had been selling at a very cheap multiple, had a very positive effect on its value to investors.

In the health care sector, Genentech stock benefited from a string of good news that boosted the company's long-term prospects. New data about its colorectal drug Avastin came in better than expected while the company released promising clinical reports about psoriasis drug Raptiva and arthritis drug Rituxan. This stock was sold during the period.

Calpine Corp. performed well in the utilities and communication sector as the company's stock rose on the news that it had reached an agreement to roll over its bank lines and had completed a $1.8 billion debt deal.

The series' position in AT&T Wireless also helped performance, as the third largest U.S. wireless telephone company boosted sales and reduced costs.

The consumer staples sector also added positive relative returns, largely because it avoided stocks such as Coke, Sara Lee, and Proctor & Gamble.

/s/ S. Irfan Ali                                    /s/ Kenneth J. Enright

    S. Irfan Ali                                        Kenneth J. Enright
    Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

S. Irfan Ali is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the strategic growth and multi-cap portfolios of our mutual funds, variable annuities, and offshore investment products, and the large-cap growth portfolios of our institutional accounts. Irfan joined MFS as a research analyst in 1993 after graduating from Harvard Business School with an M.B.A. degree and was named Assistant Vice President in 1996, Vice President in 1997, portfolio manager in 1999, and Senior Vice President in 2001. He completed his bachelor's degree at Harvard in 1989 and worked as a corporate finance analyst with First Boston Corp. before going to business school.

Kenneth J. Enright, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the value and multi-cap portfolios of our mutual funds and the total return, or balanced, portfolios of our mutual funds, variable annuities, and offshore investment products. Ken joined MFS in 1986 as a research analyst. He was named Assistant Vice President in 1987 and Vice President in 1988. He followed business services, coal, natural gas, oil, retail store, and supermarket stocks as an analyst prior to being named portfolio manager in 1993. He was named Senior Vice President in 1999. Ken is a graduate of Boston State College and received an M.B.A. degree from Babson College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Class Inception:  Initial Class  August 14, 1996
                  Service Class  May 1, 2000

Size: $162.6 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCTS' ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 2003. Index information is from August 1, 1996.)

                           MFS Capital         Standard
                      Opportunities Series   & Poor's 500
                        - Initial Class       Stock Index

             8/96           $10,000            $10,000
            12/97            13,757             15,580
            12/99            25,717             24,247
            12/01            18,959             19,424
            12/03            16,981             19,471


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                                  1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +27.39%           -31.46%            -2.66%           +69.81%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                   +27.39%           -11.83%            -0.54%           + 7.44%
-----------------------------------------------------------------------------------------------------------

SERVICE CLASS                                  1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +27.11%           -31.93%            -3.41%           +68.49%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                   +27.11%           -12.03%            -0.69%           + 7.32%
-----------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#            +28.67%           - 4.05%            -0.57%           + 9.40%
-----------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, August 14, 1996, through
    December 31, 2003. Index information is from August 1, 1996.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the results would have been less favorable. Please see the prospectus and financial statements for details.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involve risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 96.3%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 94.0%
  Aerospace - 0.8%
    Lockheed Martin Corp.                                                               25,500         $  1,310,700
-------------------------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    Southwest Airlines Co.                                                              11,000         $    177,540
-------------------------------------------------------------------------------------------------------------------
  Apparel Manufacturers - 0.5%
    Reebok International Ltd.                                                           19,050         $    749,046
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 8.5%
    American Express Co.                                                                28,100         $  1,355,263
    Bank of New York Co., Inc.                                                          19,220              636,566
    Citigroup, Inc.                                                                     70,652            3,429,448
    Federal Home Loan Mortgage Corp.                                                    28,310            1,651,039
    Federal National Mortgage Assn.                                                      6,100              457,866
    FleetBoston Financial Corp.                                                         20,190              881,294
    J. P. Morgan Chase & Co.                                                            25,400              932,942
    MBNA Corp.                                                                          28,800              715,680
    Mellon Financial Corp.                                                              74,590            2,395,085
    Northern Trust Corp.                                                                15,900              738,078
    PNC Financial Services Group, Inc.                                                  10,000              547,300
    SLM Corp.                                                                            2,060               77,621
                                                                                                       ------------
                                                                                                       $ 13,818,182
-------------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.6%
    Amgen, Inc.*                                                                        10,070         $    622,326
    Genzyme Corp.*                                                                      12,831              633,082
    Gilead Sciences, Inc.*                                                              22,300            1,296,522
                                                                                                       ------------
                                                                                                       $  2,551,930
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 4.5%
    Clear Channel Communications, Inc.                                                  24,340         $  1,139,842
    Comcast Corp., "Special A"*                                                        106,300            3,325,064
    Cox Communications, Inc., "A"*                                                       9,230              317,974
    EchoStar Communications Corp., "A"*                                                  9,410              319,940
    Entercom Communications Corp., "A"*++                                                5,100              270,096
    Time Warner, Inc.*                                                                  25,100              451,549
    Univision Communications, Inc., "A"*++                                              16,400              650,916
    Westwood One, Inc.*                                                                 25,130              859,697
                                                                                                       ------------
                                                                                                       $  7,335,078
-------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 2.4%
    Goldman Sachs Group, Inc.                                                           10,420         $  1,028,767
    Merrill Lynch & Co., Inc.                                                           49,150            2,882,647
                                                                                                       ------------
                                                                                                       $  3,911,414
-------------------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    BISYS Group, Inc.*                                                                  27,470         $    408,753
    DST Systems, Inc.*                                                                  11,180              466,877
    Getty Images, Inc.*                                                                  5,900              295,767
    Monster Worldwide, Inc.*                                                            16,100              353,556
    SunGard Data Systems, Inc.*                                                          3,760              104,190
                                                                                                       ------------
                                                                                                       $  1,629,143
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 0.9%
    Air Products & Chemicals, Inc.                                                      15,500         $    818,865
    Lyondell Chemical Co.++                                                             36,740              622,743
                                                                                                       ------------
                                                                                                       $  1,441,608
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 6.5%
    Akamai Technologies, Inc.*++                                                        38,800         $    417,100
    BEA Systems, Inc.*++                                                                26,200              322,260
    Manhattan Associates, Inc.*++                                                        4,700              129,908
    Mercury Interactive Corp.*++                                                        17,000              826,880
    Microsoft Corp.                                                                    183,960            5,066,258
    Networks Associates, Inc.*                                                         103,450            1,555,888
    Oracle Corp.*                                                                       58,503              772,240
    Synopsys, Inc.*++                                                                   10,300              347,728
    Veritas Software Corp.*                                                             30,200            1,122,232
                                                                                                       ------------
                                                                                                       $ 10,560,494
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    IBM Corp.                                                                           17,040         $  1,579,267
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.6%
    Avon Products, Inc.                                                                 12,280         $    828,777
    Kimberly-Clark Corp.                                                                27,240            1,609,612
    Newell Rubbermaid, Inc.                                                             80,200            1,826,154
                                                                                                       ------------
                                                                                                       $  4,264,543
-------------------------------------------------------------------------------------------------------------------
  Containers - 1.3%
    Owens Illinois, Inc.*                                                              110,660         $  1,315,747
    Smurfit-Stone Container Corp.*                                                      39,980              742,429
                                                                                                       ------------
                                                                                                       $  2,058,176
-------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 4.3%
    Cooper Industries Ltd., "A"                                                          5,600         $    324,408
    Danaher Corp.                                                                        3,640              333,970
    Emerson Electric Co.                                                                 6,200              401,450
    General Electric Co.                                                                82,080            2,542,838
    Molex, Inc.++                                                                       14,500              505,905
    Tyco International Ltd.                                                            116,320            3,082,480
                                                                                                       ------------
                                                                                                       $  7,191,051
-------------------------------------------------------------------------------------------------------------------
  Electronics - 3.9%
    Amphenol Corp., "A"*                                                                 3,200         $    204,576
    Analog Devices, Inc.                                                                26,870            1,226,615
    Linear Technology Corp.                                                             16,510              694,576
    Maxim Integrated Products, Inc.                                                     14,030              698,694
    Microchip Technology, Inc.                                                          20,000              667,200
    Novellus Systems, Inc.*                                                             14,800              622,340
    PMC-Sierra, Inc.*                                                                   21,900              441,285
    Texas Instruments, Inc.                                                             28,040              823,815
    Xilinx, Inc.*                                                                       25,100              972,374
                                                                                                       ------------
                                                                                                       $  6,351,475
-------------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.8%
    Devon Energy Corp.                                                                  22,870         $  1,309,536
-------------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.6%
    Occidental Petroleum Corp.                                                          22,560         $    952,934
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 3.0%
    Viacom, Inc., "B"                                                                  108,232         $  4,803,336
    Walt Disney Co.                                                                        395                9,216
                                                                                                       ------------
                                                                                                       $  4,812,552
-------------------------------------------------------------------------------------------------------------------
  Food & Drug Stores - 1.9%
    CVS Corp.                                                                           14,000         $    505,680
    Kroger Co.*                                                                         94,640            1,751,786
    Rite Aid Corp.*                                                                     85,800              518,232
    Walgreen Co.                                                                        10,800              392,904
                                                                                                       ------------
                                                                                                       $  3,168,602
-------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 0.5%
    PepsiCo, Inc.                                                                       15,940         $    743,123
-------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.7%
    Boise Cascade Corp.                                                                  6,000         $    197,160
    Bowater, Inc.                                                                       22,020            1,019,746
                                                                                                       ------------
                                                                                                       $  1,216,906
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.7%
    Carnival Corp.                                                                       5,500         $    218,515
    Hilton Hotels Corp.                                                                 41,130              704,557
    Starwood Hotels & Resorts Co., "B"                                                   6,770              243,517
                                                                                                       ------------
                                                                                                       $  1,166,589
-------------------------------------------------------------------------------------------------------------------
  General Merchandise - 3.7%
    Kohl's Corp.*                                                                       24,720         $  1,110,917
    Sears, Roebuck & Co.                                                                48,510            2,206,720
    Target Corp.                                                                        36,980            1,420,032
    Wal-Mart Stores, Inc.                                                               23,770            1,260,998
                                                                                                       ------------
                                                                                                       $  5,998,667
-------------------------------------------------------------------------------------------------------------------
  Insurance - 5.2%
    Allstate Corp.                                                                      46,490         $  2,000,000
    American International Group, Inc.                                                  23,650            1,567,522
    Hartford Financial Services Group, Inc.                                             44,250            2,612,077
    Marsh & McLennan Cos., Inc.                                                          9,420              451,124
    Travelers Property Casualty Corp., "A"                                              87,060            1,460,867
    UnumProvident Corp.                                                                 19,170              302,311
                                                                                                       ------------
                                                                                                       $  8,393,901
-------------------------------------------------------------------------------------------------------------------
  Internet - 0.6%
    InterActive Corp.*                                                                  27,900         $    946,647
-------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.5%
    Eaton Corp.                                                                          1,500         $    161,970
    Illinois Tool Works, Inc.                                                            5,100              427,941
    Parker Hannifin Corp.                                                                4,700              279,650
                                                                                                       ------------
                                                                                                       $    869,561
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 0.6%
    Tenet Healthcare Corp.*                                                             56,900         $    913,245
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 1.9%
    Applera Corp. - Applied Biosystems Group                                            17,900         $    370,709
    Baxter International, Inc.                                                          46,570            1,421,316
    Medtronic, Inc.                                                                     13,960              678,596
    Thermo Electron Corp.*                                                              24,800              624,960
                                                                                                       ------------
                                                                                                       $  3,095,581
-------------------------------------------------------------------------------------------------------------------
  Metals & Mining - 1.0%
    Alcoa, Inc.                                                                         42,960         $  1,632,480
-------------------------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 0.6%
    NiSource, Inc.                                                                      47,940         $  1,051,803
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 4.7%
    BJ Services Co.*                                                                    31,580         $  1,133,722
    Cooper Cameron Corp.*                                                               21,330              993,978
    GlobalSantaFe Corp.                                                                 93,165            2,313,287
    Noble Corp.*                                                                        60,550            2,166,479
    Schlumberger Ltd.                                                                   19,130            1,046,794
                                                                                                       ------------
                                                                                                       $  7,654,260
-------------------------------------------------------------------------------------------------------------------
  Personal Computers & Peripherals - 0.8%
    Avid Technology, Inc.*++                                                             5,040         $    241,920
    Dell, Inc.*                                                                         33,850            1,149,546
                                                                                                       ------------
                                                                                                       $  1,391,466
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 9.3%
    Abbott Laboratories, Inc.                                                           18,030         $    840,198
    Eli Lilly & Co.                                                                     10,520              739,871
    Johnson & Johnson Co.                                                               71,380            3,687,491
    Merck & Co., Inc.                                                                   40,940            1,891,428
    Pfizer, Inc.                                                                       112,317            3,968,160
    Schering-Plough Corp.                                                              179,030            3,113,332
    Wyeth                                                                               19,593              831,723
                                                                                                       ------------
                                                                                                       $ 15,072,203
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.9%
    Lamar Advertising Co., "A"*                                                         22,200         $    828,504
    New York Times Co., "A"                                                             13,720              655,679
                                                                                                       ------------
                                                                                                       $  1,484,183
-------------------------------------------------------------------------------------------------------------------
  Restaurants - 0.8%
    McDonald's Corp.                                                                    24,000         $    595,920
    Outback Steakhouse, Inc.                                                            17,340              766,601
                                                                                                       ------------
                                                                                                       $  1,362,521
-------------------------------------------------------------------------------------------------------------------
  Specialty Stores - 2.1%
    Chico's FAS, Inc.*++                                                                 1,800         $     66,510
    Home Depot, Inc.                                                                    42,270            1,500,163
    Hot Topic, Inc.*++                                                                   8,600              253,356
    Pier 1 Imports, Inc.                                                                10,520              229,967
    Staples, Inc.*                                                                      22,200              606,060
    The TJX Cos., Inc.                                                                  17,920              395,136
    Williams-Sonoma, Inc.*                                                              10,560              367,171
                                                                                                       ------------
                                                                                                       $  3,418,363
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.1%
    ADTRAN, Inc.                                                                        32,000         $    992,000
    Cisco Systems, Inc.*                                                               114,010            2,769,303
    Corning, Inc.*                                                                      39,100              407,813
    Foundry Networks, Inc.*                                                             15,000              410,400
    Juniper Networks, Inc.*                                                             13,100              244,708
    QUALCOMM, Inc.                                                                       3,000              161,790
                                                                                                       ------------
                                                                                                       $  4,986,014
-------------------------------------------------------------------------------------------------------------------
  Telephone Services - 3.9%
    AT&T Corp.                                                                         115,200         $  2,338,560
    Verizon Communications, Inc.                                                       112,970            3,962,987
    Winstar Communications, Inc.*                                                       29,730                   30
                                                                                                       ------------
                                                                                                       $  6,301,577
-------------------------------------------------------------------------------------------------------------------
  Trucking - 0.8%
    Fedex Corp.                                                                         11,230         $    758,025
    United Parcel Service, Inc., "B"                                                     7,330              546,451
                                                                                                       ------------
                                                                                                       $  1,304,476
-------------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 2.0%
    Calpine Corp.*                                                                     331,600         $  1,594,996
    FirstEnergy Corp.                                                                    8,650              304,480
    TXU Corp.                                                                           56,990            1,351,803
                                                                                                       ------------
                                                                                                         $3,251,279
-------------------------------------------------------------------------------------------------------------------
  Wireless Communications - 3.4%
    AT&T Wireless Services, Inc.*                                                      465,140         $  3,716,469
    Sprint Corp. - PCS Group*                                                           51,100              287,182
    Telephone & Data Systems, Inc.                                                      25,580            1,600,029
                                                                                                       ------------
                                                                                                       $  5,603,680
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                      $153,031,796
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.3%
  Bermuda - 1.0%
    Ace Ltd. (Insurance)                                                                13,920         $    576,566
    Marvell Technology Group Ltd. (Electronics)*                                        16,000              606,880
    Montpelier Re Holdings Ltd. (Insurance)++                                              100                3,670
    XL Capital Ltd., "A" (Insurance)                                                     3,770              292,364
                                                                                                       ------------
                                                                                                       $  1,479,480
-------------------------------------------------------------------------------------------------------------------
  Canada - 0.4%
    Nortel Networks Corp. (Telecommunications - Wireline)*                             144,200         $    609,966
-------------------------------------------------------------------------------------------------------------------
  Finland - 0.4%
    Nokia Corp., ADR (Telecommunications - Wireless)                                    43,900         $    746,300
-------------------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    Flextronics International Ltd. (Personal Computers & Peripherals)*                  35,500         $    526,820
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Amdocs Ltd. (Computer Software)*                                                    13,900         $    312,472
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                   $  3,675,038
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $136,419,932)                                                           $156,706,834
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.2%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/03, due 01/02/04, total to be received
      $5,147,272 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                 $5,147         $  5,147,000
-------------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 2.5%
-------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-------------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio                                     4,001,124           $4,001,124
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $145,568,056)                                                      $165,854,958
Other Assets, Less Liabilities - (2.0)%                                                                  (3,205,336)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                    $162,649,622
-------------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
++ All or a portion of this security is on loan.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value, including $3,899,075 of securities
    on loan (identified cost, $145,568,056)                       $ 165,854,958
  Cash                                                                      429
  Receivable for investments sold                                       756,641
  Receivable for series shares sold                                     181,805
  Interest and dividends receivable                                     211,625
  Other assets                                                               37
                                                                  -------------
      Total assets                                                $ 167,005,495
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $     230,954
  Payable for series shares reacquired                                  117,598
  Collateral for securities loaned, at value                          4,001,124
  Payable to affiliates -
    Management fee                                                        3,327
    Reimbursement fee                                                       665
    Distribution fee (Service Class)                                         83
  Accrued expenses and other liabilities                                  2,122
                                                                  -------------
      Total liabilities                                           $   4,355,873
                                                                  -------------
Net assets                                                        $ 162,649,622
                                                                  -------------
Net assets consist of:
  Paid-in capital                                                 $ 238,651,021
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  20,287,415
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (96,861,836)
  Accumulated undistributed net investment income                       573,022
                                                                  -------------
      Total                                                       $ 162,649,622
                                                                  -------------
Shares of beneficial interest outstanding                            13,435,722
                                                                  -------------
Initial Class shares:
  Net asset value per share
    (net assets of $150,435,787 / 12,421,818 shares of
     beneficial interest outstanding)                                  $12.11
                                                                       ------
Service Class shares:
  Net asset value per share
    (net assets of $12,213,835 / 1,013,904 shares of
     beneficial interest outstanding)                                  $12.05
                                                                       ------
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $   1,712,495
    Interest                                                             55,658
                                                                  -------------
      Total investment income                                     $   1,768,153
                                                                  -------------
  Expenses -
    Management fee                                                $     979,812
    Trustees' compensation                                                5,114
    Shareholder servicing costs                                          46,138
    Distribution fee (Service Class)                                     22,847
    Administrative fee                                                   11,507
    Custodian fee                                                        64,152
    Printing                                                             75,088
    Postage                                                                  41
    Auditing fees                                                        37,440
    Legal fees                                                            1,757
    Miscellaneous                                                         9,951
                                                                  -------------
      Total expenses                                              $   1,253,847
    Fees paid indirectly                                                 (1,209)
    Reduction of expenses by investment adviser                         (54,016)
                                                                  -------------
      Net expenses                                                $   1,198,622
                                                                  -------------
        Net investment income                                     $     569,531
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $   2,358,698
    Foreign currency transactions                                         4,104
                                                                  -------------
      Net realized gain on investments and foreign
        currency transactions                                     $   2,362,802
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $  29,166,111
    Translation of assets and liabilities in foreign
      currencies                                                           (821)
                                                                  -------------
      Net unrealized gain on investments and foreign
        currency translation                                      $  29,165,290
                                                                  -------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $  31,528,092
                                                                  -------------
          Increase in net assets from operations                  $  32,097,623
                                                                  -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                  2003               2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $       569,531    $       283,625
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                    2,362,802        (50,809,898)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                    29,165,290         (3,215,885)
                                                                              ---------------    ---------------
    Increase (decrease) in net assets from operations                         $    32,097,623    $   (53,742,158)
                                                                              ---------------    ---------------
Distributions declared to shareholders from net investment income
  (Initial Class)                                                             $      (267,482)   $       (68,974)
                                                                              ---------------    ---------------
Net increase (decrease) in net assets from series share transactions          $    17,504,792    $    (7,085,310)
                                                                              ---------------    ---------------
      Total increase (decrease) in net assets                                 $    49,334,933    $   (60,896,442)
Net assets:
  At beginning of period                                                          113,314,689        174,211,131
                                                                              ---------------    ---------------
  At end of period (including accumulated undistributed net investment
    income of $573,022 and $266,868, respectively)                            $   162,649,622    $   113,314,689
                                                                              ---------------    ---------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series'
independent auditors, whose report, together with the series' financial statements, are included in this report.
--------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------------
INITIAL CLASS SHARES                                      2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 9.53          $13.55          $19.26          $21.74          $14.79
                                                        ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)(S)                       $ 0.05          $ 0.02          $ 0.01          $ 0.01          $(0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      2.55           (4.03)          (4.32)          (0.66)           7.02
                                                        ------          ------          ------          ------          ------
      Total from investment operations                  $ 2.60          $(4.01)         $(4.31)         $(0.65)         $ 7.00
                                                        ------          ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                            $(0.02)         $(0.01)         $  -- +++       $  --           $  --
  From net realized gain on investments and
    foreign currency transactions                          --              --            (1.33)          (1.83)          (0.05)
  In excess of net realized gain on investments
    and foreign currency transactions                      --              --            (0.07)            --              --
                                                        ------          ------          ------          ------          ------
      Total distributions declared to shareholders      $(0.02)         $(0.01)         $(1.40)         $(1.83)         $(0.05)
                                                        ------          ------          ------          ------          ------
Net asset value - end of period                         $12.11          $ 9.53          $13.55          $19.26          $21.74
                                                        ------          ------          ------          ------          ------
Total return                                             27.39%         (29.69)%        (23.48)%         (3.66)%         47.42%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                              0.90%           0.90%           0.91%           0.94%           1.02%
  Net investment income (loss)                            0.45%           0.21%           0.06%           0.03%          (0.13)%
Portfolio turnover                                          65%            105%            102%            109%            152%
Net assets at end of period
  (000 Omitted)                                       $150,436        $105,323        $163,014        $140,043         $63,172

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31,
    2004 or such date as all expenses previously borne by MFD under the agreement have been paid by the series. Prior to May 1,
    2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                     $ 0.04           $ 0.02**         $ 0.00           $ 0.01**        $(0.02)**
    Ratios (to average net assets):
      Expenses##                                       0.94%            0.93%            0.96%            0.93%           1.03%
      Net investment income (loss)                     0.41%            0.18%            0.01%            0.04%          (0.14)%

+++ Per share amount was less than $(0.01).
 ** The waiver impact per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
                                                                         DECEMBER 31,                          PERIOD ENDED
                                                       -------------------------------------------------       DECEMBER 31,
SERVICE CLASS SHARES                                        2003               2002                 2001              2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                     $ 9.48             $13.51               $19.24             $21.48
                                                          ------             ------               ------             ------
Income from investment operations# -
  Net investment income (loss)(S)                         $ 0.02             $(0.00)+++           $(0.02)            $(0.02)
  Net realized and unrealized gain (loss)  on
    investments and foreign currency                        2.55              (4.03)               (4.31)             (2.22)
                                                          ------             ------               ------             ------
      Total from investment operations                    $ 2.57             $(4.03)              $(4.33)            $(2.24)
                                                          ------             ------               ------             ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                         $ --               $ --                 $(1.33)            $ --
  In excess of net realized gain on investments
    and foreign currency transactions                       --                 --                  (0.07)              --
                                                          ------             ------               ------             ------
      Total distributions declared to shareholders        $ --               $ --                 $(1.40)            $ --
                                                          ------             ------               ------             ------
Net asset value - end of period                           $12.05             $ 9.48               $13.51             $19.24
                                                          ------             ------               ------             ------
Total return                                               27.11%            (29.83)%             (23.68)%           (11.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.15%              1.13%                1.11%              1.12%+
  Net investment income (loss)                              0.20%             (0.01)%              (0.14)%            (0.11)%+
Portfolio turnover                                            65%               105%                 102%               109%
Net assets at end of period (000 Omitted)                $12,214             $7,992              $11,197             $8,201

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other
    Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class shares. To the extent that the expense reimbursement fee exceeds the series'
    actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss)                        $ 0.02**           $(0.00)+++**         $(0.03)            $(0.01)
      Ratios (to average net assets):
        Expenses##                                          1.19%              1.16%                1.16%              1.11%+
        Net investment income (loss)                        0.16%             (0.04)%              (0.19)%            (0.10)%+

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
 ** The waiver impact per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Capital Opportunities Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 49 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $1,006 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2003, the series' miscellaneous expenses were reduced by $203 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                       DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $267,482             $68,974
                                                --------             -------
    Total distributions declared                $267,482             $68,974
                                                --------             -------

During the year ended December 31, 2003, accumulated undistributed net investment income increased by $4,105 and accumulated net realized loss on investments and foreign currency transactions increased by $4,105 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income          $   573,022
                Capital loss carryforward              (92,894,874)
                Unrealized appreciation                 16,320,452

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                EXPIRATION DATE
                ------------------------------------------------
                December 31, 2009                 $(43,143,529)
                December 31, 2010                  (49,751,345)
                                                  ------------
                  Total                           $(92,894,874)
                                                  ------------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class and Service Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. At December 31, 2003, aggregate unreimbursed expenses amounted to $252,088.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                  First $2 billion                0.0175%
                  Next $2.5 billion               0.0130%
                  Next $2.5 billion               0.0005%
                  In excess of $7 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $45,722 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $199 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $96,419,287 and $81,849,216, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $149,535,019
                                                                 ------------
Gross unrealized appreciation                                    $ 17,970,296
Gross unrealized depreciation                                      (1,650,357)
                                                                 ------------
     Net unrealized appreciation                                 $ 16,319,939
                                                                 ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                           YEAR ENDED DECEMBER 31, 2003     YEAR ENDED DECEMBER 31, 2002
                                         ------------------------------   ------------------------------
                                                SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                  3,703,167      $39,438,421       3,056,392      $35,008,192
Shares issued to shareholders in
  reinvestment of distributions                 26,802          267,482           5,580           68,974
Shares reacquired                           (2,361,154)     (24,216,479)     (4,035,240)     (42,835,084)
                                            ----------      -----------      ----------      -----------
    Net increase (decrease)                  1,368,815      $15,489,424        (973,268)     $(7,757,918)
                                            ----------      -----------      ----------      -----------

Service Class shares

                                           YEAR ENDED DECEMBER 31, 2003     YEAR ENDED DECEMBER 31, 2002
                                         ------------------------------   ------------------------------
                                                SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                    457,595       $4,879,419         549,910       $6,264,391
Shares reacquired                             (286,858)      (2,864,051)       (535,418)      (5,591,783)
                                            ----------      -----------      ----------      -----------
    Net increase                               170,737       $2,015,368          14,492         $672,608
                                            ----------      -----------      ----------      -----------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $921. The series had no significant borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin
R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue- sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Capital Opportunities Series:

We have audited the accompanying statement of assets and liabilities of MFS Capital Opportunities Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Capital Opportunities Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                         VVS-ANN 2/04 32M

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) RESEARCH
                SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

MFS(R) RESEARCH SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee and      Electric Holdings, Inc. (welding equipment
President                                                manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice Chairman
(June 2000 to December 2001); Fidelity Management &      ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Research Company (investment adviser), President         Private investor; Rockefeller Financial Services,
(March 1997 to July 2001); The Bank of New York          Inc. (investment advisers), Chairman and Chief
(financial services), Director; Bell Canada              Executive Officer
Enterprises (telecommunications), Director; Telesat
(satellite communications), Director                     LAWRENCE T. PERERA (born 06/23/35) Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee
Massachusetts Financial Services Company, Chairman       WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Private investor; Harvard University Graduate
INDEPENDENT TRUSTEES                                     School of Business Administration, Class of 1961
J. ATWOOD IVES (born 05/01/36) Co-Chairman               Adjunct Professor in Entrepreneurship Emeritus;
Private investor; KeySpan Corporation (energy            CBL & Associates Properties, Inc. (real estate
related services), Director; Eastern Enterprises         investment trust), Director
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)        J. DALE SHERRATT (born 09/23/38) Trustee
                                                         Insight Resources, Inc. (acquisition planning
WARD SMITH (born 09/13/30) Co-Chairman                   specialists), President; Wellfleet Investments
Private investor                                         (investor in health care companies), Managing
                                                         General Partner (since 1993); Cambridge
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Nutraceuticals (professional nutritional
Brigham and Women's Hospital, Chief of Cardiac           products), Chief Executive Officer (until May
Surgery; Harvard Medical School, Professor of            2001)
Surgery
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to 8
500 Boylston Street                                      p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 mfs.com
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,

In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, the series' Initial Class shares provided a total return of 24.71%, and Service Class shares returned 24.37%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 28.67% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

MARKET ENVIRONMENT
In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April of 2003, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

DETRACTORS FROM PERFORMANCE
The portfolio's performance relative to its S&P 500 benchmark was hurt more by differences in sector allocation than by individual stock selection.

Our underweighting in technology stocks, particularly chip maker Intel, relative to the S&P 500, hurt relative performance. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the S&P 500, which has no cash position.

Individual stock holdings also impacted performance. Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

Discount retailer Kohls' suffered from softness in the discount retail sector later in the year, while computer service outsourcer Automatic Data Processing suffered a decline in its share price based on continued softness in business spending. ADP was subsequently sold out of the portfolio.

KEY CONTRIBUTORS TO PERFORMANCE
Health care and consumer staples were the two strongest-performing sectors for the series relative to our benchmark, but overall, stock selection was the lead factor behind the portfolio's returns.

Holdings from the healthcare sector, such as biotechnology companies Genentech and Genzyme, performed well for the period. Genentech stock rose significantly on unexpectedly positive data from a drug in its pipeline and approval of several new drugs. Likewise, shares of Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders. We sold our Genentech holdings during the period and took some profits.

Discount retail giant Wal-Mart Inc., data storage software supplier VERITAS Software Corp., oil and mining concern BHP Billiton PLC, and consumer products giant Philip Morris all contributed to the series' strong performance. We subsequently sold our positions in Wal-Mart and VERITAS after these stocks reached our price targets. In the health care sector, our avoidance of Merck & Co. added to the series' performance relative to its benchmark.

The portfolio was also a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998. A cash settlement from this class-action lawsuit contributed to performance over the period.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David A. Antonelli is Senior Vice President and Director of Global Equity Research of MFS Investment Management(R) (MFS(R)). He is responsible for the hiring, training, and industry assignments of a team comprising more than 40 U.S. and non-U.S. equity research analysts. He also oversees the research process for the MFS equity research analyst teams and will also continue to serve as portfolio manager of MFS(R) International New Discovery Fund. David joined MFS in 1991 as a research analyst following foreign stocks, with a concentration in continental Europe. He was named Vice President in 1995, portfolio manager in 1997, and Senior Vice President, Director of International Equity Research in 1999, and Director of Global Equity Research in March 2002. David is a graduate of Pennsylvania State University and the Wharton School of the University of Pennsylvania.

All equity portfolio managers are promoted from within the company. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class July 26, 1995
                 Service Class May 1, 2000

Size: $359.2 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCTS' ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2003. Index information is from August 1, 1995.)

                    MFS Research Series --       Standard & Poor's
                         Initial Class            500 Stock Index

          7/95             $10,000                   $10,000
          12/95             11,062                    11,076
          12/97             16,275                    18,159
          12/99             24,909                    28,261
          12/01             18,665                    22,639
          12/03             17,565                    22,694

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                               +24.71%           -25.89%           -12.53%           +75.65%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           +24.71%           - 9.50%           - 2.64%           + 6.91%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                               +24.37%           -26.40%           -13.25%           +74.20%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           +24.37%           - 9.71%           - 2.80%           + 6.80%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                                    +28.67%           - 4.05%           - 0.57%           +10.23%
-----------------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2003.
    Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the results would have been less favorable. Please see the prospectus and financial statements for details.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information on these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 96.6%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 85.8%
  Aerospace - 1.4%
    Lockheed Martin Corp.                                                               95,500       $  4,908,700
-----------------------------------------------------------------------------------------------------------------
  Airlines - 0.9%
    Southwest Airlines Co.                                                             194,500       $  3,139,230
-----------------------------------------------------------------------------------------------------------------
  Apparel Manufacturers - 0.5%
    Reebok International Ltd.                                                           41,800       $  1,643,576
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 11.3%
    American Express Co.                                                               134,800       $  6,501,404
    Bank of America Corp.                                                               84,980          6,834,941
    Bank One Corp.                                                                      78,900          3,597,051
    Citigroup, Inc.                                                                    219,088         10,634,532
    Freddie Mac                                                                         79,600          4,642,272
    Investors Financial Services Corp.#                                                 13,900            533,899
    Mellon Financial Corp.                                                             160,980          5,169,068
    TCF Financial Corp.^                                                                50,740          2,605,499
                                                                                                     ------------
                                                                                                     $ 40,518,666
-----------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.5%
    Genzyme Corp.*                                                                      74,700       $  3,685,698
    Gilead Sciences, Inc.*                                                              28,800          1,674,432
                                                                                                     ------------
                                                                                                     $  5,360,130
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 3.4%
    Clear Channel Communications, Inc.                                                 120,060       $  5,622,410
    Comcast Corp., "A"*                                                                142,600          4,687,262
    Cumulus Media, Inc., "A"*#                                                          88,200          1,940,400
                                                                                                     ------------
                                                                                                     $ 12,250,072
-----------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 5.5%
    Franklin Resources, Inc.                                                           116,830       $  6,082,170
    Janus Capital Group, Inc.                                                          181,400          2,976,774
    Lehman Brothers Holdings, Inc.                                                      47,330          3,654,823
    Merrill Lynch & Co., Inc.                                                          118,050          6,923,632
                                                                                                     ------------
                                                                                                     $ 19,637,399
-----------------------------------------------------------------------------------------------------------------
  Business Services - 1.8%
    Getty Images, Inc.*                                                                 90,420       $  4,532,754
    Monster Worldwide, Inc.*                                                            87,300          1,917,108
                                                                                                     ------------
                                                                                                     $  6,449,862
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 2.6%
    Air Products & Chemicals, Inc.                                                      67,680       $  3,575,534
    Dow Chemical Co.                                                                    86,370          3,590,401
    Lyondell Chemical Co.#                                                             125,070          2,119,937
                                                                                                     ------------
                                                                                                     $  9,285,872
-----------------------------------------------------------------------------------------------------------------
  Computer Software - 4.7%
    Akamai Technologies, Inc.*#                                                        132,700       $  1,426,525
    Microsoft Corp.                                                                    391,000         10,768,140
    Netscreen Technologies, Inc.*                                                      132,200          3,271,950
    Networks Associates, Inc.*                                                         104,820          1,576,493
                                                                                                     ------------
                                                                                                     $ 17,043,108
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Hewlett-Packard Co.                                                                140,900       $  3,236,473
    IBM Corp.                                                                           26,320          2,439,337
                                                                                                     ------------
                                                                                                     $  5,675,810
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 4.5%
    Colgate-Palmolive Co.                                                               77,200       $  3,863,860
    Kimberly-Clark Corp.                                                                55,150          3,258,813
    Newell Rubbermaid, Inc.                                                            163,010          3,711,738
    Procter & Gamble Co.                                                                53,160          5,309,621
                                                                                                     ------------
                                                                                                     $ 16,144,032
-----------------------------------------------------------------------------------------------------------------
  Consumer Services - 0.8%
    Corinthian Colleges, Inc.*#                                                        52,300          2,905,788
-----------------------------------------------------------------------------------------------------------------
  Containers - 1.1%
    Smurfit-Stone Container Corp.*                                                     210,750       $  3,913,627
-----------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 3.1%
    General Electric Co.                                                               125,800       $  3,897,284
    Tyco International Ltd.                                                            269,470          7,140,955
                                                                                                     ------------
                                                                                                     $ 11,038,239
-----------------------------------------------------------------------------------------------------------------
  Electronics - 2.4%
    Agere Systems, Inc., "B"*                                                        1,109,000       $  3,216,100
    Intel Corp.                                                                        102,100          3,287,620
    Novellus Systems, Inc.*                                                             48,900          2,056,245
                                                                                                     ------------
                                                                                                     $  8,559,965
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.5%
    Unocal Corp.                                                                        51,800       $  1,907,794
-----------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.9%
    Amerada-Hess Corp.                                                                  10,100       $    537,017
    ExxonMobil Corp.                                                                    61,920          2,538,720
                                                                                                     ------------
                                                                                                     $  3,075,737
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 1.0%
    Viacom, Inc., "B"                                                                   85,341       $  3,787,433
-----------------------------------------------------------------------------------------------------------------
  Food & Drug Stores - 0.5%
    CVS Corp.                                                                           23,400       $    845,208
    Rite Aid Corp.*#                                                                   152,700            922,308
                                                                                                     ------------
                                                                                                     $  1,767,516
-----------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 1.4%
    PepsiCo, Inc.                                                                      107,680       $  5,020,042
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    Boise Cascade Corp.#                                                                69,500       $  2,283,770
    Bowater, Inc.                                                                       21,320            987,329
                                                                                                     ------------
                                                                                                     $  3,271,099
-----------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.5%
    Hilton Hotels Corp.                                                                101,420       $  1,737,325
-----------------------------------------------------------------------------------------------------------------
  General Merchandise - 3.4%
    Kohl's Corp.*                                                                      159,220       $  7,155,347
    Target Corp.                                                                       131,080          5,033,472
                                                                                                     ------------
                                                                                                     $ 12,188,819
-----------------------------------------------------------------------------------------------------------------
  Insurance - 1.0%
    American International Group, Inc.                                                  54,250       $  3,595,690
-----------------------------------------------------------------------------------------------------------------
  Internet - 2.1%
    Ebay, Inc.*                                                                         59,800       $  3,862,482
    InterActive Corp.*#                                                                103,970          3,527,702
                                                                                                     ------------
                                                                                                     $  7,390,184
-----------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.4%
    Eaton Corp.                                                                         14,600       $  1,576,508
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 2.4%
    Caremark Rx, Inc.*                                                                  74,900       $  1,897,217
    Fisher Scientific International, Inc.*                                              42,710          1,766,913
    Tenet Healthcare Corp.*                                                            301,580          4,840,359
                                                                                                     ------------
                                                                                                     $  8,504,489
-----------------------------------------------------------------------------------------------------------------
  Medical Equipment - 3.9%
    AmerisourceBergen Corp.                                                             26,130       $  1,467,199
    Applera Corp.                                                                       67,540          1,398,753
    Baxter International, Inc.                                                         108,630          3,315,388
    Guidant Corp.                                                                       94,970          5,717,194
    Millipore Corp.*                                                                    22,070            950,114
    Thermo Electron Corp.*                                                              53,400          1,345,680
                                                                                                     ------------
                                                                                                     $ 14,194,328
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 2.2%
    GlobalSantaFe Corp.                                                                134,628       $  3,342,813
    Halliburton Co.                                                                    104,030          2,704,780
    Noble Corp.**                                                                       47,610          1,703,486
                                                                                                     ------------
                                                                                                     $  7,751,079
-----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 4.9%
    Johnson & Johnson Co.                                                              189,570       $  9,793,186
    Schering Plough Corp.                                                              294,450          5,120,486
    Wyeth                                                                               66,000          2,801,700
                                                                                                     ------------
                                                                                                     $ 17,715,372
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.8%
    Lamar Advertising Co., "A"*                                                         81,080       $  3,025,906
-----------------------------------------------------------------------------------------------------------------
  Railroad & Shipping - 1.3%
    Union Pacific Corp.                                                                 65,040       $  4,518,979
-----------------------------------------------------------------------------------------------------------------
  Specialty Stores - 1.3%
    Home Depot, Inc.                                                                    92,440       $  3,280,696
    Hot Topic, Inc.*#                                                                   44,200          1,302,132
                                                                                                     ------------
                                                                                                     $  4,582,828
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.9%
    ADTRAN, Inc.#                                                                       54,600       $  1,692,600
    Cisco Systems, Inc.*                                                               208,540          5,065,436
                                                                                                     ------------
                                                                                                     $  6,758,036
-----------------------------------------------------------------------------------------------------------------
  Telephone Services - 1.4%
    Cincinnati Bell, Inc.*#                                                            177,610       $    896,930
    Verizon Communications, Inc.                                                       120,220          4,217,318
                                                                                                     ------------
                                                                                                     $  5,114,248
-----------------------------------------------------------------------------------------------------------------
  Tobacco - 2.0%
    Altria Group, Inc.                                                                 135,410       $  7,369,012
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 2.2%
    Calpine Corp.*                                                                     158,900       $    764,309
    Dominion Resources, Inc.                                                            26,890          1,716,389
    Exelon Corp.                                                                        22,100          1,466,556
    FirstEnergy Corp.                                                                   66,370          2,336,224
    PPL Corp.                                                                           41,500          1,815,625
                                                                                                     ------------
                                                                                                     $  8,099,103
-----------------------------------------------------------------------------------------------------------------
  Wireless Communications - 1.8%
    AT&T Wireless Services, Inc.*                                                      384,890       $  3,075,271
    Sprint Corp. (PCS Group)*                                                          629,100          3,535,542
                                                                                                     ------------
                                                                                                     $  6,610,813
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $308,036,416
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.8%
  Bermuda - 2.3%
    Ace Ltd. (Insurance)                                                                90,020       $  3,728,628
    Marvell Technology Group Ltd. (Electronics)*#                                       45,200          1,714,436
    XL Capital Ltd., "A" (Insurance)#                                                   34,000          2,636,700
                                                                                                     ------------
                                                                                                     $  8,079,764
-----------------------------------------------------------------------------------------------------------------
  Canada - 1.8%
    Magna International, Inc., "A" (Automotive)                                         21,640       $  1,732,282
    Nortel Networks Corp. (Telecommunications - Wireline)*                             655,070          2,770,946
    Talisman Energy, Inc. (Energy - Independent)                                        36,760          2,091,226
                                                                                                     ------------
                                                                                                     $  6,594,454
-----------------------------------------------------------------------------------------------------------------
  Cayman Islands - 0.5%
    Transocean Sedco Forex, Inc. (Oil Services)*                                        80,800       $  1,940,008
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    STMicroelectronics N.V. (Electronics)#                                             153,660       $  4,150,357
-----------------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Flextronics International Ltd. (Personal Computers & Peripherals)*                 114,800       $  1,703,632
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Alcon, Inc. (Medical Equipment)                                                     19,500       $  1,180,530
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 4.2%
    Amdocs Ltd. (Computer Software)*#                                                  248,980         $5,597,071
    BHP Billiton PLC (Metals & Mining)                                                 405,470          3,532,069
    BP Amoco PLC (Energy - Integrated)*                                                627,500          5,074,142
    Diageo PLC (Alcoholic Beverages)*                                                   76,060            997,917
                                                                                                     ------------
                                                                                                     $ 15,201,199
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $ 38,849,944
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $325,314,441)                                                         $346,886,360
-----------------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.1%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Energy - Integrated - 0.1%
    Amerada-Hess Corp.* (Identified Cost, $236,000)                                      4,720       $    258,892
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.8%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 12/31/03, due 01/02/04, total to be received $13,551,715 (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded account), at Cost                         $13,551       $ 13,551,000
-----------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 5.5%
-----------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio                                    19,901,944       $ 19,901,944
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $359,003,385)                                                    $380,598,196
Other Assets, Less Liabilities - (6.0)%                                                               (21,441,789)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $359,156,407
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.
# All or a portion of this security is on loan.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value including $19,421,433 of securities
    on loan (identified cost, $359,003,385)                       $380,598,196
  Cash                                                                  10,867
  Receivable for investments sold                                    4,103,834
  Receivable for series shares sold                                    132,855
  Interest and dividends receivable                                    432,413
                                                                  ------------
      Total assets                                                $385,278,165
                                                                  ------------
Liabilities:
  Payable for investments purchased                                 $5,692,433
  Payable for series shares reacquired                                 418,986
  Collateral for securities loaned, at value                        19,901,944
  Payable to affiliates -
    Management fee                                                       7,353
    Shareholder servicing costs                                            359
    Distribution fee                                                        87
  Accrued expenses and other liabilities                               100,596
                                                                  ------------
      Total liabilities                                            $26,121,758
                                                                  ------------
Net assets                                                        $359,156,407
                                                                  ------------
Net assets consist of:
  Paid-in capital                                                 $696,853,880
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 21,596,897
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (363,082,431)
  Accumulated undistributed net investment income                    3,788,061
                                                                  ------------
      Total                                                       $359,156,407
                                                                  ------------
Shares of beneficial interest outstanding                          26,911,819
                                                                   ----------
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $352,463,856 / 26,408,598
    shares of beneficial interest outstanding)                      $13.35
                                                                    ------
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $6,692,551 / 503,221 shares
    of beneficial interest outstanding)                             $13.30
                                                                    ------
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 7,751,410
    Interest                                                            129,423
    Foreign taxes withheld                                              (57,926)
                                                                    -----------
      Total investment income                                       $ 7,822,907
                                                                    -----------
  Expenses -
    Management fee                                                  $ 3,433,883
    Trustees' compensation                                               10,411
    Shareholder servicing costs                                         161,083
    Distribution fee (Service Class)                                     13,511
    Administrative fee                                                   46,080
    Custodian fee                                                       170,249
    Printing                                                            148,547
    Postage                                                                 104
    Auditing fees                                                        35,640
    Legal fees                                                            2,816
    Miscellaneous                                                        31,580
                                                                    -----------
      Total expenses                                                $ 4,053,904
    Fees paid indirectly                                                (17,956)
                                                                    -----------
      Net expenses                                                  $ 4,035,948
                                                                    -----------
        Net investment income                                       $ 3,786,959
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions*                                        $10,441,066
    Foreign currency transactions                                         1,293
                                                                    -----------
      Net realized gain on investments and foreign
        currency transactions                                       $10,442,359
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $79,613,413
    Translation of assets and liabilities in foreign
      currency                                                           (3,267)
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $79,610,146
                                                                    -----------
        Net realized and unrealized gain on investments
          and foreign currency                                      $90,052,505
                                                                    -----------
          Increase in net assets from operations                    $93,839,464
                                                                    -----------

* Includes proceeds received from a non-recurring cash settlement in the amount of $1,004,351 from a class-action lawsuit against Cendant Corporation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                           2003              2002
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                  $   3,786,959     $   3,361,903
  Net realized gain (loss) on investments and foreign currency
    transactions                                                            10,442,359      (159,269,074)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                             79,610,146       (33,222,340)
                                                                         -------------     -------------
    Increase (decrease) in net assets from operations                    $  93,839,464     $(189,129,511)
                                                                         -------------     -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                             $  (3,318,731)    $  (1,784,577)
  From net investment income (Service Class)                                   (24,750)           (7,129)
                                                                         -------------     -------------
    Total distributions declared to shareholders                         $  (3,343,481)    $  (1,791,706)
                                                                         -------------     -------------
Net decrease in net assets from series share transactions                $(226,467,787)    $(130,440,854)
                                                                         -------------     -------------
    Total decrease in net assets                                         $(135,971,804)    $(321,362,071)
Net assets:
  At beginning of period                                                   495,128,211       816,490,282
                                                                         -------------     -------------
  At end of period (including accumulated undistributed net
    investment income of $3,788,061 and $3,343,290, respectively)        $ 359,156,407     $ 495,128,211
                                                                         -------------     -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single series share.
The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
INITIAL CLASS SHARES                                    2003            2002            2001              2000            1999
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $10.78          $14.32          $20.80            $23.34          $19.05
                                                      ------          ------          ------            ------          ------
Income from investment operations# -
  Net investment income                               $ 0.10          $ 0.06          $ 0.03            $ 0.01          $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    2.55           (3.57)          (4.15)            (1.00)           4.52
                                                      ------          ------          ------            ------          ------
      Total from investment operations                $ 2.65          $(3.51)         $(4.12)           $(0.99)         $ 4.54
                                                      ------          ------          ------            ------          ------
Less distributions declared to shareholders -
  From net investment income                          $(0.08)         $(0.03)         $(0.00)*          $(0.01)         $(0.04)
  From net realized gain on investments and
    foreign currency transactions                        --              --            (2.32)            (1.54)          (0.21)
  In excess of net realized gain on investments
    and foreign currency transactions                    --              --            (0.04)              --              --
                                                      ------          ------          ------            ------          ------
      Total distributions declared to
        shareholders                                  $(0.08)         $(0.03)         $(2.36)           $(1.55)         $(0.25)
                                                      ------          ------          ------            ------          ------
Net asset value - end of period                       $13.35          $10.78          $14.32            $20.80          $23.34
                                                      ------          ------          ------            ------          ------
Total return                                           24.71%(#)     (24.54)%        (21.25)%           (4.85)%         24.05%
Ratios (to average net assets)
  Supplemental data:
  Expenses##                                            0.88%           0.87%           0.89%             0.85%           0.86%
  Net investment income                                 0.83%           0.52%           0.20%             0.05%           0.08%
Portfolio turnover                                       124%             98%             99%               93%             91%
Net assets at end of period
  (000 Omitted)                                     $352,464        $488,917        $808,889        $1,083,760        $883,578

  * Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(#) The series' total return calculation includes proceeds received on March 26, 2003 from a non- recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 24.49%.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                                         -----------------------------------------------       DECEMBER 31,
SERVICE CLASS SHARES                                          2003               2002               2001              2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $10.74             $14.27             $20.78             $23.13
                                                            ------             ------             ------             ------
Income from investment operations# -
  Net investment income (loss)                              $ 0.07             $ 0.04             $ 0.00**           $(0.03)###
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          2.54              (3.56)             (4.15)             (2.32)
                                                            ------             ------             ------             ------
      Total from investment operations                      $ 2.61             $(3.52)            $(4.15)            $(2.35)
                                                            ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                                $(0.05)            $(0.01)            $ --               $ --
  From net realized gain on investments and foreign
    currency transactions                                     --                 --                (2.32)              --
  In excess of net realized gain on investments and
    foreign currency transactions                             --                 --                (0.04)              --
                                                            ------             ------             ------             ------
      Total distributions declared to shareholders          $(0.05)            $(0.01)            $(2.36)            $ --
                                                            ------             ------             ------             ------
Net asset value - end of period                             $13.30             $10.74             $14.27             $20.78
                                                            ------             ------             ------             ------
Total return                                                 24.37%(#)         (24.72)%           (21.39)%            (4.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  1.13%              1.10%              1.09%              1.05%+
  Net investment income (loss)                                0.58%              0.32%              0.00%             (0.15)%+
Portfolio turnover                                             124%                98%                99%                93%
Net assets at end of period (000 Omitted)                   $6,693             $6,211             $7,601             $3,543

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 ** Per share amount was less than 0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of series shares and the amount of per share net investment income at such time.
(#) The series' total return calculation includes proceeds received on March 26, 2003 from a non- recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 24.15%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 111 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The series was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the series received a cash settlement in the amount of $1,004,351, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.02 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 0.22% lower per class.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $5,768 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For year ended December 31, 2003, the series' miscellaneous expenses were reduced by $12,188 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                        DECEMBER 31, 2003     DECEMBER 31, 2002
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $3,343,481            $1,791,706
                                               ----------            ----------

During the year ended December 31, 2003, accumulated undistributed net investment income increased by $1,293, accumulated net realized loss on investments and foreign currency transactions increased by $7,354,671, and paid-in capital increased by $7,353,378 due to differences between book and tax accounting for currency transactions and capital losses. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income             $   3,788,061
          Capital loss carryforward                  (360,380,698)
          Unrealized appreciation                      18,895,164

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, $(197,529,485) and December 31, 2010 $(162,851,213).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the fund's series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $160,248 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $427 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $548,037,033 and $768,023,495, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $361,705,118
                                                                 ------------
Gross unrealized appreciation                                    $ 25,078,323
Gross unrealized depreciation                                      (6,185,245)
                                                                 ------------
    Net unrealized appreciation                                  $ 18,893,078
                                                                 ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                               YEAR ENDED DECEMBER 31, 2003        YEAR ENDED DECEMBER 31, 2002
                                          ---------------------------------   ---------------------------------
                                                  SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    2,139,614        $24,919,051        4,630,045        $59,783,345
Shares issued to shareholders in
  reinvestment of distributions                  297,424          3,319,587          133,830          1,783,722
Shares reacquired                            (21,376,117)      (254,111,357)     (15,905,825)      (192,644,431)
                                             -----------      -------------      -----------      -------------
    Net decrease                             (18,939,079)     $(225,872,719)     (11,141,950)     $(131,077,364)
                                             -----------      -------------      -----------      -------------

Service Class shares
                                               YEAR ENDED DECEMBER 31, 2003        YEAR ENDED DECEMBER 31, 2002
                                          ---------------------------------   ---------------------------------
                                                  SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                      363,095         $4,234,539          615,604         $7,005,645
Shares issued to shareholders in
  reinvestment of distributions                    2,221             24,749              536              7,128
Shares reacquired                               (440,510)        (4,854,356)        (570,335)        (6,376,263)
                                             -----------      -------------      -----------      -------------
    Net increase (decrease)                      (75,194)         $(595,068)          45,805           $636,510
                                             -----------      -------------      -----------      -------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily-unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $2,865. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities of MFS Research Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VFR-ANN-2/04 81M

[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) INVESTORS
TRUST SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) INVESTORS TRUST SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                      NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee          Electric Holdings, Inc. (welding equipment
and President                                            manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk     July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President and Chief Financial
Vice President, General Counsel and Secretary            Officer (prior to September 2000); Lexington
                                                         Funds, Treasurer (prior to September 2002)
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                ROBERT J. MANNING(6) (born 10/20/63) President
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Chief
President (since April 2003); Brown Brothers             Executive Officer, President, Chief Investment
Harriman & Co., Senior Vice President (November          Officer and Director
2002 to April 2003); ING Groep N.V./Aeltus
Investment Management, Senior Vice President             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
(prior to November 2002)                                 Massachusetts Financial Services Company, Vice
                                                         President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John D. Laupheimer, Jr.+                                 business day from 9 a.m. to 5 p.m. Eastern time.
Brooks Taylor+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         mfs.com
AUDITORS
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 22.15%, and Service Class shares returned 21.84%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 28.67% over the same period for the series' benchmark, the Standard and Poor's 500 Index (S&P 500). The S&P 500 is a commonly used measure of the broad U.S. stock market.

MARKET ENVIRONMENT
In the early months of 2003, investors were concerned about economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for most global markets since 1999. The turnaround in global stock markets began in March and April of 2003. We believe the major reasons for the ensuing market rally included increasingly positive economic numbers as 2003 progressed and improving corporate earnings.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including ourselves -- believed investors would largely avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. Investors seemed to favor the stocks that had fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. However, higher-quality, lower-risk stocks began to participate in the rally in the latter part of 2003.

DETRACTORS TO PERFORMANCE
Although the series' performance for the 12-month period was much stronger than it was at mid-year, it trailed that of the S&P 500. The primary detractors to relative performance were the technology, financial, and leisure sectors.

Although we believed the economy would continue to improve in 2003, we thought that technology stock prices were too high at the beginning of the year. It seemed to us that those prices were the result of investors' expectations for significant improvements in earnings and balance sheets. Even though those improvements occurred later in the year, investors pushed technology stocks to the forefront of a market rally that began in March and lasted through the end of the period.

Although the series received strong absolute returns from stocks such as Analog Devices, Cisco, and Veritas, it could not overcome the impact from being underweighted in technology. Intel was the largest detractor to relative performance because we did not participate fully in the stock's steep, upward climb in 2003. Intel benefited from better-than-expected personal computer chip sales to the industry and a positive semiconductor environment. In addition, we had avoided eBay and Yahoo and missed the powerful performance of the Internet industry.

During 2003, banks and credit companies outperformed the S&P 500; however, the series was underweighted in this group, and that hurt performance. The biggest detractor among financial holdings was Federal National Mortgage Association (Fannie Mae) stock. The company struggled with a slowdown in the mortgage market. In addition, investors were concerned about potential regulatory and political changes partially stemming from the accounting woes of Federal Home Loan Mortgage Association Corporation (Freddie Mac). The series sold this stock during the period.

Although we underweighted insurance stocks in the financial sector, we did not escape the weak performance from the insurance group that detracted from series' returns. For example, the Hartford Group had to increase its reserves, and that negatively impacted its stock price.

We had overweighted leisure stocks, especially in print and publishing because we believed the group would be positively affected by an improving economy and a corresponding upturn in advertising revenues. However, ad revenues, particularly from local markets, did not pick up as much as we and other investors expected. As a result, a number of companies lowered their earnings expectations, including New York Times, Tribune, Reed Elsevier, and Gannett. Media firm Viacom was also negatively affected by lower-than-expected advertising revenues. The series sold its positions in Tribune and Reed during the period.

The series' cash position also detracted from relative performance. As with nearly all variable product subaccounts, this series holds some cash to facilitate transactions and provide liquidity. In a period when equity markets rose sharply, cash hurt performance relative to the S&P 500, which has no cash position.

CONTRIBUTORS TO PERFORMANCE
An underweighting in the consumer staples sector, solid performance from Altria (formerly Phillip Morris), and our avoidance of Coca-Cola helped results for the reporting period. Many consumer staples stocks had performed well in 2002 when the securities markets were so unsettled. However, by the end of 2002, we saw better opportunities in other groups that had greater exposure to an improving economy. Altria's stock price continued to rebound from earlier concerns about litigation and competitive pressures.

Health care holdings Genentech and Guidant were strong contributors to series' returns. Genentech's stock price rose on unexpectedly positive testing data for its colorectal cancer drug, Avastin, and approval of several new drugs. We sold Genentech stock when it reached our objective. Guidant's stock price was depressed at the start of 2003 because investors, in our view, failed to appreciate the strength of the company's cardiac rhythm management business, and they had discounted the company's drug-coated stent program. Later in the year, the company exceeded investors' income expectations, and its stock price appreciated substantially. In addition, the series was underweighted in Merck and that underweighting contributed to series' returns.

Solid results from Analog Devices, Cisco, and Veritas enhanced series' performance. Analog Devices, a high-quality semiconductor company in our view, reported better-than-expected fundamental results and rallied strongly with the rest of the semiconductor industry. Computer networking and communications company Cisco Systems began 2003 at a reasonable price level. The company's prospects for a pick-up in its telecommunications service business, continued market share gains in its business enterprise unit, and significant gains in net income pushed Cisco's stock price higher. Signs of improving balance sheet strength led to strong performance for data storage software company Veritas.

Home Depot also contributed to series' returns. The company exceeded investors' low earnings expectations in part because of its appliance sales and its exclusive sales arrangement with John Deere for lawn care equipment. As a result, investors pushed the company's stock price higher as they became more optimistic about its ability to maintain and gain market share.

     Respectfully,

 /s/ John D. Laupheimer, Jr.                         /s/ Brooks Taylor

     John D. Laupheimer, Jr.                             Brooks Taylor
     Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr., CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines. John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987 and Senior Vice President in 1995. John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation.

Brooks Taylor is Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of the growth and income and core portfolios of our mutual funds, variable annuities, and institutional accounts. Brooks joined MFS in 1996. He was named Vice President of MFS in 1998. Brooks earned a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Arts degree in economics from Yale University.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $555.9 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes may be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCTS' ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 9, 1995, through December 31, 2003. Index information is from October 1, 1995.)

                         MFS Investors
                          Trust Series --        Standard & Poor's
                         Initial Class            500 Stock Index

          12/95            $10,000                   $10,000
          12/97             17,225                    17,381
          12/99             22,481                    27,050
          12/01             18,867                    21,669
          12/03             18,214                    21,721

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return               +22.15%           -18.86%           -13.56%           +82.14%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return           +22.15%           - 6.73%           - 2.87%           + 7.56%
-----------------------------------------------------------------------------------------------------

SERVICE CLASS
                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return               +21.84%           -19.40%           -14.26%           +80.66%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return           +21.84%           - 6.94%           - 3.03%           + 7.45%
-----------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#    +28.67%           - 4.05%           - 0.57%           + 9.86%
-----------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, October 9, 1995, through
    December 31, 2003. Index information is from October 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the results would have been less favorable. Please see the prospectus and financial statements for details.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 95.8%
---------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 87.3%
  Aerospace - 0.7%
    Lockheed Martin Corp.                                                               65,800         $  3,382,120
    United Technologies Corp.                                                            7,800              739,206
                                                                                                       ------------
                                                                                                       $  4,121,326
-------------------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Southwest Airlines Co.                                                              69,900         $  1,128,186
-------------------------------------------------------------------------------------------------------------------
  Alcoholic Beverages - 0.5%
    Anheuser-Busch Cos., Inc.                                                           49,460         $  2,605,553
-------------------------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Harley-Davidson, Inc.                                                               21,200         $  1,007,636
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 14.2%
    American Express Co.                                                                99,700         $  4,808,531
    Bank of America Corp.                                                              108,100            8,694,483
    Bank of New York Co., Inc.                                                          41,600            1,377,792
    Bank One Corp.                                                                      95,200            4,340,168
    Citigroup, Inc.                                                                    380,113           18,450,685
    Fannie Mae                                                                         157,720           11,838,463
    Golden West Financial Corp.                                                         26,100            2,693,259
    MBNA Corp.                                                                          76,800            1,908,480
    Mellon Financial Corp.                                                              51,020            1,638,252
    State Street Corp.                                                                  36,900            1,921,752
    SunTrust Banks, Inc.                                                                34,400            2,459,600
    U.S. Bancorp                                                                       186,500            5,553,970
    Wells Fargo Co.                                                                    223,897           13,185,295
                                                                                                       ------------
                                                                                                       $ 78,870,730
-------------------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Genzyme Corp.*                                                                      52,500         $  2,590,350
    Gilead Sciences, Inc.*                                                              44,100            2,563,974
                                                                                                       ------------
                                                                                                       $  5,154,324
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 3.7%
    Comcast Corp., "A"*                                                                182,871         $  6,010,970
    EchoStar Communications Corp., "A"*                                                 43,520            1,479,680
    Time Warner, Inc.*                                                                 370,490            6,665,115
                                                                                                       ------------
                                                                                                       $ 14,155,765
-------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 2.1%
    Goldman Sachs Group, Inc.                                                           17,220         $  1,700,131
    Lehman Brothers Holdings, Inc.                                                      27,700            2,138,994
    Merrill Lynch & Co., Inc.                                                          133,850            7,850,302
                                                                                                       ------------
                                                                                                       $ 11,689,427
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    Air Products & Chemicals, Inc.                                                      43,380         $  2,291,765
    Dow Chemical Co.                                                                    79,300            3,296,501
    Monsanto Co.                                                                         9,300              267,654
    PPG Industries, Inc.                                                                53,600            3,431,472
                                                                                                       ------------
                                                                                                       $  9,287,392
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 4.0%
    Microsoft Corp.                                                                    747,828         $ 20,595,183
    Veritas Software Corp.*                                                             38,810            1,442,180
                                                                                                       ------------
                                                                                                       $ 22,037,363
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.5%
    Hewlett-Packard Co.                                                                231,748         $  5,323,252
    IBM Corp.                                                                          126,750           11,747,190
    Xerox Corp.*QQ                                                                     164,800            2,274,240
                                                                                                       ------------
                                                                                                       $ 19,344,682
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.2%
    Colgate-Palmolive Co.                                                               40,500         $  2,027,025
    Kimberly-Clark Corp.                                                                48,450            2,862,910
    Newell Rubbermaid, Inc.                                                            156,000            3,552,120
    Procter & Gamble Co.                                                                92,343            9,223,219
                                                                                                       ------------
                                                                                                       $ 17,665,274
-------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 5.6%
    American Standard Cos., Inc.*                                                       14,800         $  1,490,360
    Danaher Corp.QQ                                                                     15,600            1,431,300
    Emerson Electric Co.                                                                43,000            2,784,250
    General Electric Co.                                                               516,843           16,011,796
    Rockwell Automation, Inc.                                                           38,800            1,381,280
    Tyco International Ltd.                                                            237,300            6,288,450
    W.W. Grainger, Inc.QQ                                                               43,600            2,066,204
                                                                                                       ------------
                                                                                                       $ 31,453,640
-------------------------------------------------------------------------------------------------------------------
  Electronics - 2.3%
    Analog Devices, Inc.                                                                87,680         $  4,002,592
    Intel Corp.                                                                        231,100            7,441,420
    Texas Instruments, Inc.                                                             52,040            1,528,935
                                                                                                       ------------
                                                                                                       $ 12,972,947
-------------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.8%
    Unocal Corp.                                                                       121,200         $  4,463,796
-------------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 2.8%
    ExxonMobil Corp.                                                                   375,264         $ 15,385,824
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
    Clear Channel Communications, Inc.                                                 134,470         $  6,297,230
    Viacom, Inc., "B"                                                                  232,531           10,319,726
    Walt Disney Co.                                                                     55,400            1,292,482
                                                                                                       ------------
                                                                                                       $ 17,909,438
-------------------------------------------------------------------------------------------------------------------
  Food & Drug Stores - 0.7%
    CVS Corp.                                                                           84,900         $  3,066,588
    Safeway, Inc.*                                                                      51,800            1,134,938
                                                                                                       ------------
                                                                                                       $  4,201,526
-------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 1.5%
    Archer-Daniels-Midland Co.                                                          75,300         $  1,146,066
    PepsiCo, Inc.                                                                      159,801            7,449,923
                                                                                                       ------------
                                                                                                       $  8,595,989
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.2%
    Starwood Hotels & Resorts Co., "B"                                                  29,300         $  1,053,921
-------------------------------------------------------------------------------------------------------------------
  General Merchandise - 3.3%
    Kohl's Corp.*                                                                       64,400         $  2,894,136
    May Department Stores Co.                                                          100,200            2,912,814
    Target Corp.                                                                       140,330            5,388,672
    Wal-Mart Stores, Inc.                                                              131,464            6,974,165
                                                                                                       ------------
                                                                                                       $ 18,169,787
-------------------------------------------------------------------------------------------------------------------
  Insurance - 2.7%
    American International Group, Inc.                                                  92,938         $  6,159,931
    Chubb Corp.                                                                         43,300            2,948,730
    Hartford Financial Services Group, Inc.                                             31,800            1,877,154
    Marsh & McLennan Cos., Inc.                                                         42,700            2,044,903
    MetLife, Inc.                                                                       58,960            1,985,183
                                                                                                       ------------
                                                                                                       $ 15,015,901
-------------------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    InterActive Corp.*                                                                  25,700         $    872,001
-------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.8%
    Eaton Corp.                                                                         21,500         $  2,321,570
    Illinois Tool Works, Inc.                                                           25,300            2,122,923
                                                                                                       ------------
                                                                                                       $  4,444,493
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 1.4%
    Cardinal Health, Inc.                                                               27,600         $  1,688,016
    HCA, Inc.                                                                           19,900              854,904
    Tenet Healthcare Corp.*                                                            328,500            5,272,425
                                                                                                       ------------
                                                                                                       $  7,815,345
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 3.1%
    AmerisourceBergen Corp.                                                             94,900         $  5,328,635
    Applera Corp.                                                                       16,700              345,857
    Baxter International, Inc.                                                         131,100            4,001,172
    C.R. Bard, Inc.                                                                     16,400            1,332,500
    Guidant Corp.                                                                       99,700            6,001,940
                                                                                                       ------------
                                                                                                       $ 17,010,104
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 1.5%
    Halliburton Co.                                                                    128,300         $  3,335,800
    Noble Corp.*                                                                        35,200            1,259,456
    Schlumberger Ltd.                                                                   71,410            3,907,555
                                                                                                       ------------
                                                                                                       $  8,502,811
-------------------------------------------------------------------------------------------------------------------
  Personal Computers & Peripherals - 0.2%
    Dell, Inc.*                                                                         35,900         $  1,219,164
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 6.7%
    Abbott Laboratories, Inc.                                                           97,490         $  4,543,034
    Johnson & Johnson Co.                                                              257,636           13,309,476
    Pfizer, Inc.                                                                       183,414            6,480,016
    Schering Plough Corp.                                                              294,300            5,117,877
    Wyeth                                                                              187,400            7,955,130
                                                                                                       ------------
                                                                                                       $ 37,405,533
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.7%
    Gannett Co., Inc.                                                                   28,570         $  2,547,301
    New York Times Co., "A"                                                            141,220            6,748,904
                                                                                                       ------------
                                                                                                       $  9,296,205
-------------------------------------------------------------------------------------------------------------------
  Railroad & Shipping - 0.9%
    Union Pacific Corp.                                                                 69,100         $  4,801,068
-------------------------------------------------------------------------------------------------------------------
  Restaurants - 0.7%
    Aramark Corp., "B"                                                                  71,600         $  1,963,272
    McDonald's Corp.                                                                    75,000            1,862,250
                                                                                                       ------------
                                                                                                       $  3,825,522
-------------------------------------------------------------------------------------------------------------------
  Specialty Chemicals - 1.0%
    Praxair, Inc.                                                                      142,480         $  5,442,736
-------------------------------------------------------------------------------------------------------------------
  Specialty Stores - 2.0%
    Home Depot, Inc.                                                                   191,730         $  6,804,498
    TJX Cos., Inc.                                                                     186,300            4,107,915
                                                                                                       ------------
                                                                                                       $ 10,912,413
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.5%
    Cisco Systems, Inc.*                                                               567,322         $ 13,780,251
-------------------------------------------------------------------------------------------------------------------
  Telephone Services - 1.6%
    SBC Communications, Inc.                                                           120,600         $  3,144,042
    Verizon Communications, Inc.                                                       161,200            5,654,896
                                                                                                       ------------
                                                                                                       $  8,798,938
-------------------------------------------------------------------------------------------------------------------
  Tobacco - 1.8%
    Altria Group, Inc.                                                                 188,700         $ 10,269,054
-------------------------------------------------------------------------------------------------------------------
  Trucking - 1.3%
    Fedex Corp.                                                                         57,470         $  3,879,225
    United Parcel Service, Inc., "B"                                                    47,300            3,526,215
                                                                                                       ------------
                                                                                                       $  7,405,440
-------------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 2.4%
    Dominion Resources, Inc.                                                            72,200         $  4,608,526
    Entergy Corp.                                                                       10,900              622,717
    Exelon Corp.                                                                        82,500            5,474,700
    FirstEnergy Corp.                                                                   40,670            1,431,584
    PPL Corp.                                                                           33,000            1,443,750
                                                                                                       ------------
                                                                                                       $ 13,581,277
-------------------------------------------------------------------------------------------------------------------
  Wireless Communications - 0.7%
    AT&T Wireless Services, Inc.*                                                      295,900         $  2,364,241
    Sprint Corp. (PCS Group)*QQ                                                        246,500            1,385,330
                                                                                                       ------------
                                                                                                       $  3,749,571
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                      $485,422,353
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.5%
  Bermuda - 1.0%
    Accenture Ltd., "A" (Business Services)*                                            87,800         $  2,310,896
    XL Capital Ltd., "A" (Insurance)                                                    39,240            3,043,062
                                                                                                       ------------
                                                                                                       $  5,353,958
-------------------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroad & Shipping)                                 55,447         $  3,508,686
    Encana Corp. (Energy - Independent)                                                 59,500            2,347,547
    Magna International, Inc., "A" (Automotive)                                         15,700            1,256,785
                                                                                                       ------------
                                                                                                       $  7,113,018
-------------------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications - Wireless)                                    62,800         $  1,067,600
-------------------------------------------------------------------------------------------------------------------
  France - 0.4%
    Total Fina S.A., ADR (Energy - Integrated)                                          26,200         $  2,423,762
-------------------------------------------------------------------------------------------------------------------
  Germany - 1.0%
    Bayerische Motoren Werke AG (Automotive)                                            78,500         $  3,634,800
    Porsche AG, Preferred (Automotive)                                                   3,471            2,057,719
                                                                                                       ------------
                                                                                                       $  5,692,519
-------------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.3%
    Transocean Sedco Forex, Inc. (Oil Services)*                                        69,400         $  1,666,294
-------------------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Koninklijke KPN N.V. (Telephone Services)                                          128,900         $    993,935
    STMicroelectronics N.V. (Electronics)QQ                                             49,790            1,344,828
                                                                                                       ------------
                                                                                                       $  2,338,763
-------------------------------------------------------------------------------------------------------------------
  Switzerland - 2.0%
    Novartis AG (Pharmaceuticals)                                                      153,800         $  6,979,609
    Roche Holdings AG (Pharmaceuticals)                                                 40,700            4,103,552
                                                                                                       ------------
                                                                                                       $ 11,083,161
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.9%
    Amdocs Ltd. (Computer Software)*                                                    37,000         $    831,760
    AstraZeneca Group PLC (Pharmaceuticals)                                             72,400            3,463,571
    BHP Billiton PLC (Metals & Mining)                                                 166,900            1,453,874
    BP Amoco PLC, ADR (Energy - Integrated)                                             22,874            1,128,832
    Reckitt Benckiser PLC (Consumer Goods & Services)                                  164,450            3,710,493
                                                                                                       ------------
                                                                                                       $ 10,588,530
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                   $ 47,327,605
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $479,244,394)                                                           $532,749,958
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.8%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., dated 12/31/03, due 01/02/04, total to be received $26,630,405 (secured by various Federal Agency
      Obligations),
      at Cost                                                                          $26,629         $ 26,629,000
-------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 1.1%
-------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-------------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio                                     6,131,824           $6,131,824
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $512,005,218)                                                      $565,510,782
Other Assets, Less Liabilities - (1.7)%                                                                  (9,586,667)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                    $555,924,115
-------------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
QQ All or a portion of this security is on loan.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------------------------------------
DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value including $5,977,459 of securities on loan
    (identified cost, $512,005,218)                                                            $565,510,782
  Cash                                                                                               12,928
  Receivable for investments sold                                                                   420,684
  Receivable for series shares sold                                                                 387,390
  Dividends and interest receivable                                                                 804,863
  Other assets                                                                                        1,530
                                                                                               ------------
      Total assets                                                                             $567,138,177
                                                                                               ------------
Liabilities:
  Payable for investments purchased                                                              $4,737,484
  Payable for series shares reacquired                                                              240,003
  Collateral for securities loaned, at value                                                      6,131,824
  Payable to affiliates -
    Management fee                                                                                   11,540
    Distribution fee                                                                                    505
  Accrued expenses and other liabilities                                                             92,706
                                                                                               ------------
      Total liabilities                                                                         $11,214,062
                                                                                               ------------
Net assets                                                                                     $555,924,115
                                                                                               ------------
Net assets consist of:
  Paid-in capital                                                                              $647,324,631
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                                            53,521,966
  Accumulated undistributed net realized loss on investments and foreign
    currency transactions                                                                      (148,433,009)
  Accumulated undistributed net investment income                                                 3,510,527
                                                                                               ------------
      Total                                                                                    $555,924,115
                                                                                               ------------
Shares of beneficial interest outstanding                                                       34,045,525
                                                                                                ----------
Initial Class of shares:
Net asset value per share
  (net assets of $481,913,973 / 29,493,504 shares of beneficial interest outstanding)             $16.34
                                                                                                  ------
Service Class of shares:
Net asset value per share
  (net assets of $74,010,142 / 4,552,021 shares of beneficial interest outstanding)               $16.26
                                                                                                  ------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
-----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                                  $ 7,627,930
    Interest                                                                                       209,198
    Foreign taxes withheld                                                                         (67,772)
                                                                                               -----------
      Total investment income                                                                  $ 7,769,356
                                                                                               -----------

  Expenses -
    Management fee                                                                             $ 3,544,089
    Trustees' compensation                                                                          12,255
    Shareholder servicing agent fee                                                                165,405
    Distribution fee (Service Class)                                                               151,005
    Administrative fee                                                                              43,274
    Custodian fee                                                                                  193,309
    Printing                                                                                       104,131
    Postage                                                                                             75
    Auditing fees                                                                                   33,386
    Legal fees                                                                                       3,181
    Miscellaneous                                                                                   12,688
                                                                                               -----------
      Total expenses                                                                           $ 4,262,798
    Fees paid indirectly                                                                           (19,188)
                                                                                               -----------
      Net expenses                                                                             $ 4,243,610
                                                                                               -----------
        Net investment income                                                                  $ 3,525,746
                                                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                                    $(2,534,805)
    Foreign currency transactions                                                                  (15,170)
                                                                                               -----------
      Net realized loss on investments and foreign currency transactions                       $(2,549,975)
                                                                                               -----------

  Change in unrealized appreciation -
    Investments                                                                                $96,090,701
    Translation of assets and liabilities in foreign currencies                                      6,608
                                                                                               -----------
      Net unrealized gain on investments and foreign currency translation                      $96,097,309
                                                                                               -----------
        Net realized and unrealized gain on investments and foreign currency                   $93,547,334
                                                                                               -----------
          Increase in net assets from operations                                               $97,073,080
                                                                                               -----------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                2003                    2002
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                          $3,525,746              $2,952,371
  Net realized loss on investments and foreign currency transactions             (2,549,975)            (73,425,914)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                  96,097,309             (49,012,313)
                                                                               ------------           -------------
    Increase (decrease) in net assets from operations                          $ 97,073,080           $(119,485,856)
                                                                               ------------           -------------

Distributions declared to shareholders -
  From net investment income (Initial Class)                                   $ (2,668,765)          $  (2,453,561)
  From net investment income (Service Class)                                       (269,655)               (229,032)
                                                                               ------------           -------------
      Total distributions declared to shareholders                             $ (2,938,420)          $  (2,682,593)
                                                                               ------------           -------------
Net increase in net assets from series share transactions                      $ 29,446,912           $   7,692,193
                                                                               ------------           -------------
      Total increase (decrease) in net assets                                  $123,581,572           $(114,476,256)
Net assets:
  At beginning of year                                                          432,342,543             546,818,799
                                                                               ------------           -------------

  At end of year (including accumulated undistributed net investment income
    of $3,510,527 and $2,938,370, respectively)                                $555,924,115            $432,342,543
                                                                               ------------           -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series'
independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                                  YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
INITIAL CLASS SHARES                                              2003           2002           2001          2000         1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                           $13.47         $17.12         $21.00        $21.31       $20.11
                                                                ------         ------         ------        ------       ------

Income from investment operations# -
  Net investment income                                         $ 0.11         $ 0.09         $ 0.10        $ 0.12       $ 0.12
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          2.86          (3.66)         (3.40)        (0.16)        1.22
                                                                ------         ------         ------        ------       ------
      Total from investment operations                          $ 2.97         $(3.57)        $(3.30)       $(0.04)      $ 1.34
                                                                ------         ------         ------        ------       ------

Less distributions declared to shareholders -
  From net investment income                                    $(0.10)        $(0.08)        $(0.09)       $(0.10)      $(0.06)
  From net realized gain on investments and foreign
    currency transactions                                         --             --            (0.35)        (0.17)       (0.08)
  In excess of net realized gain on investments and
    foreign currency transactions                                 --             --            (0.14)         --           --
                                                                ------         ------         ------        ------       ------
      Total distributions declared to shareholders              $(0.10)        $(0.08)        $(0.58)       $(0.27)      $(0.14)
                                                                ------         ------         ------        ------       ------
Net asset value - end of period                                 $16.34         $13.47         $17.12        $21.00       $21.31
                                                                ------         ------         ------        ------       ------
Total return                                                     22.15%        (20.96)%       (15.95)%       (0.15)%       6.69%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      0.87%          0.88%          0.90%         0.87%        0.88%
  Net investment income                                           0.78%          0.62%          0.54%         0.58%        0.56%
Portfolio turnover                                                  88%            71%            84%           71%          72%
Net assets at end of period (000 Omitted)                     $481,914       $378,720       $502,723      $492,481     $390,762

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                               ------------------------------------            PERIOD ENDED
SERVICE CLASS SHARES                                           2003            2002           2001       DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):
Net asset value - beginning of period                        $13.41          $17.07         $20.97                   $20.90
                                                             ------          ------         ------                   ------
Income from investment operations# -
  Net investment income                                      $ 0.08          $ 0.06         $ 0.05                   $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           2.84           (3.65)         (3.37)                    0.02+++
                                                             ------          ------         ------                   ------
      Total from investment operations                       $ 2.92          $(3.59)        $(3.32)                  $ 0.07
                                                             ------          ------         ------                   ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.07)         $(0.07)        $(0.09)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      --              --            (0.35)                    --
  In excess of net realized gain on investments and
    foreign currency transactions                              --              --            (0.14)                    --
                                                             ------          ------         ------                   ------
      Total distributions declared to shareholders           $(0.07)         $(0.07)        $(0.58)                  $ --
                                                             ------          ------         ------                   ------
Net asset value - end of period                              $16.26          $13.41         $17.07                   $20.97
                                                             ------          ------         ------                   ------
Total return                                                  21.84%         (21.15)%       (16.10)%                  (0.62)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.12%           1.11%          1.10%                    1.10%+
  Net investment income                                        0.53%           0.41%          0.30%                    0.36%+
Portfolio turnover                                               88%             71%            84%                      71%
Net assets at end of period (000 Omitted)                   $74,010         $53,623        $44,096                   $8,808

  * For the period from the inception of the Service Class of shares, May 1, 2000, through December31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Investors Trust Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 91 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $3,472 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For year ended December 31, 2003, the series' miscellaneous expenses were reduced by $15,716 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, and capital losses.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                    DECEMBER 31, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                        $2,938,420          $2,682,593

During the year ended December 31, 2003, accumulated undistributed net investment income decreased by $15,169, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $15,163, and paid-in capital increased by $6 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                $   3,510,527
          Undistributed long-term capital gain                   --
          Capital loss carryforward                    (132,925,730)
          Unrealized appreciation on investments
            and foreign currency translations            38,014,687
          Other temporary differences                            --

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                EXPIRATION DATE
                ------------------------------------------------
                December 31, 2009                 $ (62,883,433)
                December 31, 2010                   (65,516,458)
                December 31, 2011                    (4,525,839)
                                                  -------------
                    Total                         $(132,925,730)
                                                  -------------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

              First $2 billion               0.0175%
              Next $2.5 billion              0.0130%
              Next $2.5 billion              0.0005%
              In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $164,813 for the year ended December 31, 2003. MFSC is also reimbursed by the series for out-of-pocket expenses that amounted to $347 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $422,392,042 and $401,893,315, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $527,472,514
                                                                 ------------

Gross unrealized appreciation                                    $ 57,770,558
Gross unrealized depreciation                                     (19,772,273)
                                                                 ------------
    Net unrealized appreciation                                  $ 37,998,285
                                                                 ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                                  YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        6,935,046      $100,507,824       5,242,770      $ 79,829,148
Shares issued to shareholders in reinvestment
  of distributions                                   192,693         2,668,765         153,636         2,453,560
Shares reacquired                                 (5,744,847)      (81,977,301)     (6,648,402)      (97,210,415)
                                                  ----------      ------------      ----------      ------------
    Net increase (decrease)                        1,382,892      $ 21,199,288      (1,251,996)     $(14,927,707)
                                                  ----------      ------------      ----------      ------------

Service Class shares
                                                  YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        1,103,931      $ 16,025,605       2,141,006      $ 33,208,180
Shares issued to shareholders in reinvestment
  of distributions                                    19,540           269,655          14,377           229,032
Shares reacquired                                   (569,908)       (8,047,636)       (740,226)      (10,817,312)
                                                  ----------      ------------      ----------      ------------
    Net increase                                     553,563      $  8,247,624       1,415,157      $ 22,619,900
                                                  ----------      ------------      ----------      ------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $1,580. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin
R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue- sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VGI-ANN 2/04 63M

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) NEW DISCOVERY
                SERIES


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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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

MFS(R) NEW DISCOVERY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee          Electric Holdings, Inc. (welding equipment
and President                                            manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
J. ATWOOD IVES (born 05/01/36) Co-Chairman               investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38) Trustee
(diversified services company), Chairman, Trustee        Insight Resources, Inc. (acquisition planning
and Chief Executive Officer (until November 2000)        specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WARD SMITH (born 09/13/30) Co-Chairman                   General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           2001)
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            ELAINE R. SMITH (born 04/25/46) Trustee
Surgery                                                  Independent health care industry consultant

OFFICERS

JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Robert A. Henderson+                                     business day from 9 a.m. to 5 p.m. Eastern time.
Donald L. Pitcher, Jr.+                                  (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
AUDITORS                                                 touch-tone telephone.
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116                    WORLD WIDE WEB
                                                         mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners, In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owner,

For the 12 months ended December 31, 2003, the series' Initial Class shares provided a total return of 33.72% and Service Class shares returned 33.43%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 48.54% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. small-cap growth stocks.

MARKET ENVIRONMENT
In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for most global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S. and British-led coalition was on the verge of military success in Iraq. We believe the major reasons for the ensuing market rally included increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, and decreased investor focus on negative factors that had included the Iraq situation, a short-lived SARS epidemic, and concerns about corporate misdeeds.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including ourselves -- believed investors would largely avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher- risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. Investors seemed to favor the stocks that had fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well.

DETRACTORS FROM PERFORMANCE
We think the series' underperformance over the period, relative to its Russell 2000 Growth benchmark, can be attributed in part to the character of the 2003 rally. In general, we felt some of the better-performing stocks over the period were lower quality, more speculative companies -- companies with low or no earnings, high valuations and/or substantial debt. Many were stocks that had fallen to extremely low prices before the market appeared to bottom in March and then delivered strong performance off that bottom. Most of those stocks did not fit the fund's strategy of investing in firms that we feel have strong long-term business fundamentals. While sticking with our strategy hurt performance over the period, we believe that avoiding stocks with relatively weak fundamentals helps our shareholders over the longer term.

On a relative basis, the series' cash position was the single largest detractor from performance over the period. In early 2003, we had a large allocation to cash because we felt that the market weakness we had experienced in late 2002 and early 2003 could continue for some time. Unfortunately, our cash position proved a disadvantage when the market rallied earlier and more sharply than we had anticipated. As we became more optimistic about market conditions over the period, we significantly reduced the series' cash allocation.

Our technology holdings underperformed on a relative basis. The stock price of Network Associates, a leading provider of anti-spam and anti-virus software, declined when the firm brought down earnings guidance and had to restate five years of earnings following a government investigation. We continued to hold the stock at the end of the period, as signs of accelerating sales trends began to emerge.

Health care was another area that held back portfolio performance. AMN Healthcare's stock price tumbled as investors were disappointed by weak demand for the company's temporary nursing services, and the position was sold out of the portfolio by period end. Pharmaceutical Product Development, a provider of outsourced biotechnology research services, experienced a slow down in demand as large pharmaceutical companies cut their research spending budgets. Much of the market's strong performance in the sector came from rather speculative biotechnology stocks, and we were underweighted in that industry. Meanwhile, we did have a number of strong-performing health care positions, including long-term acute care provider Select Medical and our long-time holding in pharmaceutical benefits manager Caremark Rx.

Leisure sector holdings also detracted from performance. Scholastic Corp.'s stock tumbled because the weak economy hurt sales of children's books and educational materials. California Pizza Kitchen struggled with the introduction of a new dinner menu and lower volumes at some of its newer restaurants. Both positions were sold out of the portfolio by period-end.

CONTRIBUTORS TO PERFORMANCE
In the financial services sector, relative performance was helped by a general avoidance of several areas that underperformed, particularly banks, whose profits were hurt for much of the year by low interest rates, and insurance brokers, including HILB Royal and Hamilton, which we did not own. Stock selection played a significant role in performance, as we did own a number of brokerage firms that profited from increased market activity. Friedman Billings Ramsey, an investment banking and brokerage firm, was our best- performing holding in this area.

In business services, adult education companies Career Education and Strayer Education were among the series' strongest holdings for the period. Both companies saw increasing enrollment rates as more working adults are pursuing training and certification to bolster their employment prospects. In the autos sector, Harman International Industries, which produces high end audio equipment for cars, also contributed to the relative return of the series, but was sold out of the portfolio when it reached our price target.

While our technology holdings as a group underperformed on a relative basis, some individual positions delivered strong results over the period; in fact, two of the series' three top-performing holdings were in the sector. Lexar Media's stock rose sharply on strong demand for the firm's removable storage media for digital cameras, and Avid Technology continued to be a market leader in digital editing equipment for the film and broadcasting industries. Other contributors to the performance sector included semiconductor manufacturers Cypress and PMC-Sierra, which benefited from an upturn in network and telecom spending.

    Respectfully,

/s/ Robert A. Henderson              /s/ Donald F. Pitcher, Jr.

    Robert A. Henderson                  Donald F. Pitcher, Jr.
    Portfolio Manager                    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Robert A. Henderson is a Vice President at MFS Investment Management(R) (MFS(R)). He is also a portfolio manager of the small-cap growth portfolios of our mutual funds, institutional accounts, and variable annuities. Mr. Henderson joined the company in 1996 as an equity research analyst covering the utilities, retail, mining, financial services, and the food, beverage and tobacco industries in Latin America and Canada. He was named portfolio manager in April 2002. From 1991 to 1996 Mr. Henderson worked as an equity research analyst for David L. Babson & Company, Inc., where he was named a vice president in 1993. He was a consultant with Alliance Consulting Group, Inc. in Cambridge, MA, from 1988 to 1991. Mr. Henderson holds a Masters of Business Administration degree from Stanford University and a bachelors degree from Harvard College.

Donald F. Pitcher, Jr., is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the small-cap growth and global growth portfolios of our mutual funds, institutional accounts, and offshore investment products. Mr. Pitcher joined MFS in 1971 as an Investment Officer. He was named Assistant Vice President in 1974, Vice President in 1977 and Senior Vice President in 1985. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Class inception: Initial Class May 1, 1998
                 Service Class May 1, 2000

Size: $639.4 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCTS' ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 2003. Index information is from May 1, 1998.)

                               MFS New
                           Discovery Series        Russell 2000
                           -- Initial Class        Growth Index

            5/98               $10,000               $10,000
            12/98               10,220                 8,993
            12/99               17,723                12,868
            12/00               17,371                 9,982
            12/01               16,497                 9,061
            12/02               11,279                 6,319
            12/03               15,082                 9,386

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                      1 Year    3 Years    5 Years       Life*
------------------------------------------------------------------------------
Cumulative Total Return              +33.72%    -13.17%    +47.58%     +50.82%
------------------------------------------------------------------------------
Average Annual Total Return          +33.72%    - 4.60%    + 8.09%     + 7.52%
------------------------------------------------------------------------------

SERVICE CLASS
                                      1 Year    3 Years    5 Years       Life*
------------------------------------------------------------------------------
Cumulative Total Return              +33.43%    -13.78%    +46.45%     +49.67%
------------------------------------------------------------------------------
Average Annual Total Return          +33.43%    - 4.82%    + 7.93%     + 7.37%
------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                      1 Year    3 Years    5 Years       Life*
------------------------------------------------------------------------------
Russell 2000 Growth Index#           +48.54%    - 2.03%    + 0.86%     - 1.11%
------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 2003. Index information is from May 1, 1998.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the results would have been less favorable. Please see the prospectus and financial statements for details.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for further information on these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 95.9%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.0%
  Airlines - 0.6%
    AirTran Holdings, Inc.*                                                             33,600       $    399,840
    Alaska Air Group, Inc.*                                                             44,400          1,211,676
    Atlantic Coast Airlines Holdings, Inc.*                                             45,300            448,470
    Frontier Airlines, Inc.*                                                            25,900            369,334
    Mesa Air Group, Inc.*                                                               72,200            903,944
    Skywest, Inc.                                                                       37,000            670,440
                                                                                                     ------------
                                                                                                     $  4,003,704
-----------------------------------------------------------------------------------------------------------------
  Apparel Manufacturers - 1.4%
    Carter Holdings, Inc.*                                                              59,810       $  1,522,165
    Kellwood Co.                                                                        29,000          1,189,000
    Quiksilver, Inc.*                                                                   33,500            593,955
    Reebok International Ltd.                                                           83,300          3,275,356
    Wolverine World Wide, Inc.                                                         114,300          2,329,434
                                                                                                     ------------
                                                                                                     $  8,909,910
-----------------------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Quantum Fuel Systems Technologies Worldwide, Inc.*                                 130,100       $  1,046,004
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 2.6%
    BankUnited Financial Corp., "A"*                                                    75,000       $  1,934,250
    East West Bancorp, Inc.                                                             41,600          2,233,088
    First Community Bancorp.                                                            15,800            571,012
    Franklin Bank Corp.*                                                                17,650            335,350
    Glacier Bancorp, Inc.                                                                7,190            232,956
    Harbor Florida Bancshares, Inc.                                                     45,300          1,345,863
    Independence Community Bank Corp.                                                   17,300            622,281
    Investors Financial Services Corp.                                                  83,600          3,211,076
    Nara Bancorp, Inc.                                                                   7,400            202,020
    Nelnet, Inc.*                                                                       32,200            721,280
    UCBH Holdings, Inc.                                                                 93,200          3,632,004
    Wintrust Financial Corp.                                                            29,600          1,334,960
                                                                                                     ------------
                                                                                                     $ 16,376,140
-----------------------------------------------------------------------------------------------------------------
  Biotechnology - 3.4%
    Antigenics, Inc.*                                                                   87,720       $    992,990
    Bruker Biosciences Corp.*                                                          138,400            629,720
    Cell Genesys, Inc.*                                                                 82,200          1,063,668
    CryoLife, Inc.*                                                                    199,400          1,152,532
    CV Therapeutics, Inc.*                                                              61,300            898,658
    ICOS Corp.*                                                                         44,400          1,832,832
    ILEX Oncology, Inc.*                                                                41,700            886,125
    Introgen Therapeutics, Inc.*                                                       102,700            868,842
    Ligand Pharmaceuticals, Inc.*                                                       46,100            677,209
    MGI Pharma, Inc.*                                                                   16,300            670,745
    Neurocrine Biosciences, Inc.*                                                       65,200          3,556,008
    Pharmos Corp.*                                                                     241,400            844,900
    Serologicals Corp.*                                                                172,000          3,199,200
    Tanox, Inc.*                                                                        11,600            172,260
    Telik, Inc.*                                                                       163,400          3,759,834
    Vertex Pharmaceuticals, Inc.*                                                       69,600            712,008
                                                                                                     ------------
                                                                                                     $ 21,917,531
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 4.1%
    aQuantive, Inc.*                                                                   216,100       $  2,215,025
    Citadel Broadcasting Corp.*                                                         90,000          2,013,300
    Cox Radio, Inc., "A"*                                                              110,000          2,775,300
    Cumulus Media, Inc., "A"*                                                           50,000          1,100,000
    Emmis Communications Corp., "A"*                                                    60,000          1,623,000
    Entercom Communications Corp., "A"*                                                 78,265          4,144,914
    Harris Interactive, Inc.*                                                          501,300          4,160,790
    Hearst-Argyle Television, Inc.*                                                     52,800          1,455,168
    LIN TV Corp., "A"*                                                                 116,200          2,999,122
    LodgeNet Entertainment Corp.*                                                       38,700            707,436
    Saga Communications, Inc., "A"*                                                     86,700          1,606,551
    Spanish Broadcasting Systems, Inc.*                                                110,000          1,155,000
                                                                                                     ------------
                                                                                                     $ 25,955,606
-----------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 2.4%
    First Albany Cos., Inc.                                                             24,500       $    343,980
    Friedman Billings Ramsey Group, "A"                                                190,950          4,407,126
    Jeffries Group, Inc.                                                                84,700          2,796,794
    Knight Trading Group, Inc.*                                                        180,000          2,635,200
    Raymond James Financial, Inc.                                                       35,300          1,330,810
    SoundView Technology Group, Inc.*                                                   16,000            247,840
    SWS Group, Inc.                                                                     90,100          1,603,780
    Waddell & Reed Financial, Inc., "A"                                                 80,100          1,879,146
                                                                                                     ------------
                                                                                                     $ 15,244,676
-----------------------------------------------------------------------------------------------------------------
  Business Services - 7.5%
    Alliance Data Systems Corp.*                                                        81,800       $  2,264,224
    Bright Horizons Family Solutions, Inc.*                                             49,505          2,079,210
    CDI Corp.                                                                           48,400          1,585,100
    Charles River Associates, Inc.*                                                     49,199          1,573,876
    Corporate Executive Board Co.*                                                      66,700          3,112,889
    Costar Group, Inc.*                                                                108,190          4,509,359
    Diamondcluster International, Inc., "A"*                                           142,700          1,455,540
    Digital Insight Corp.*                                                              42,200          1,050,780
    Digitas, Inc.*                                                                     361,500          3,369,180
    Getty Images, Inc.*                                                                100,000          5,013,000
    Global Payments, Inc.                                                              100,502          4,735,655
    Integrated Alarm Services Group, Inc.*                                             254,240          2,161,040
    Kforce, Inc.*                                                                       42,800            399,752
    LECG Corp.*                                                                          2,300             52,647
    Monster Worldwide, Inc.*                                                           150,000          3,294,000
    MPS Group, Inc.*                                                                   299,900          2,804,065
    Perot Systems Corp., "A"*                                                          195,200          2,631,296
    Resources Connection, Inc.*                                                          8,200            223,942
    Sirva, Inc.*                                                                       241,180          4,712,657
    Universal Technical Institute, Inc.*                                                35,300          1,059,000
                                                                                                     ------------
                                                                                                     $ 48,087,212
-----------------------------------------------------------------------------------------------------------------
  Computer Software - 8.9%
    Akamai Technologies, Inc.*                                                         187,800       $  2,018,850
    Altiris, Inc.*                                                                      16,900            616,512
    Ansys, Inc.*                                                                       124,900          4,958,530
    Ascential Software Corp.*                                                           96,100          2,491,873
    Aspect Communications, Inc.*                                                        71,100          1,120,536
    E.piphany, Inc.*                                                                   150,700          1,086,547
    Hyperion Solutions Corp.*                                                           37,000          1,115,180
    InterVideo, Inc.*                                                                   70,830            832,253
    Kronos, Inc.*                                                                      168,750          6,684,187
    Magma Design Automation, Inc.*                                                     141,100          3,293,274
    Manhattan Associates, Inc.*                                                        332,600          9,193,064
    Microstrategy, Inc., "A"*                                                           25,600          1,343,488
    Netscreen Technologies, Inc.*                                                      161,800          4,004,550
    Network Associates, Inc.*                                                          315,000          4,737,600
    Palmsource, Inc.*                                                                   72,018          1,569,272
    Progress Software Corp.*                                                           186,900          3,823,974
    SafeNet, Inc.*                                                                      47,500          1,461,575
    Secure Computing Corp.*                                                            144,500          2,587,995
    Serena Software, Inc.*                                                             199,100          3,653,485
    Vignette Corp.*                                                                    159,700            362,519
                                                                                                     ------------
                                                                                                     $ 56,955,264
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Mentor Graphics Corp.*                                                             234,300       $  3,406,722
    Micros Systems, Inc.*                                                               11,100            481,296
    Opsware, Inc.*                                                                      55,800            412,920
    SS&C Technologies, Inc.                                                             34,900            975,455
                                                                                                     ------------
                                                                                                     $  5,276,393
-----------------------------------------------------------------------------------------------------------------
  Construction - 0.1%
    Florida Rock Industries, Inc.                                                        8,200       $    449,770
-----------------------------------------------------------------------------------------------------------------
  Consumer Services - 4.6%
    Autobytel, Inc.*                                                                   225,800       $  2,056,438
    Career Education Corp.*                                                            155,810          6,243,306
    Corinthian Colleges, Inc.*                                                          28,000          1,555,680
    Education Management Corp.*                                                        129,600          4,022,784
    First Marblehead Corp.*                                                             66,010          1,444,299
    ITT Educational Services, Inc.*                                                     80,300          3,771,691
    Orbitz, Inc., "A"                                                                   66,000          1,531,200
    Priceline.com, Inc.*                                                                74,183          1,327,876
    Strayer Education, Inc.                                                             69,200          7,531,036
                                                                                                     ------------
                                                                                                     $ 29,484,310
-----------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    A.O. Smith Corp.                                                                    65,900       $  2,309,795
    Ametek, Inc.                                                                           700             33,782
                                                                                                     ------------
                                                                                                     $  2,343,577
-----------------------------------------------------------------------------------------------------------------
  Electronics - 16.4%
    Advanced Energy Industries, Inc.*                                                   71,000       $  1,849,550
    American Superconductor Corp.*                                                     377,500          5,232,150
    Amis Holdings, Inc.*                                                               263,100          4,809,468
    Amphenol Corp., "A"*                                                                74,600          4,769,178
    Applied Films Corp.*                                                                85,900          2,836,418
    Applied Micro Circuits Corp.*                                                      160,000            956,800
    Arrow Electronics, Inc.*                                                            45,300          1,048,242
    Axcelis Technologies, Inc.*                                                        106,900          1,092,518
    Benchmark Electronics, Inc.*                                                        46,100          1,604,741
    Brooks Automation, Inc.*                                                            92,600          2,238,142
    Cirrus Logic, Inc.*                                                                 87,100            668,057
    CTS Corp.                                                                           75,900            872,850
    Cymer, Inc.*                                                                        94,000          4,341,860
    Cypress Semiconductor Corp.*                                                       265,700          5,675,352
    DSP Group, Inc.*                                                                   210,725          5,249,160
    Exar Corp.*                                                                         45,150            771,162
    Excel Technology, Inc.*                                                             34,400          1,130,384
    Genesis Microchip, Inc.*                                                            44,600            804,584
    Genus, Inc.*                                                                        96,400            578,400
    GlobespanVirata, Inc.*                                                             160,000            940,800
    Integrated Circuit Systems, Inc.*                                                   63,100          1,797,719
    Integrated Device Technology, Inc.*                                                157,600          2,705,992
    Kemet Corp.*                                                                        76,300          1,044,547
    Kopin Corp.*                                                                       191,400          1,284,294
    Lam Research Corp.*                                                                 70,000          2,261,000
    Lexar Media, Inc.*                                                                 143,000          2,492,490
    Micrel, Inc.*                                                                      302,400          4,711,392
    Mindspeed Technologies, Inc.*                                                      325,100          2,226,935
    MKS Instruments, Inc.*                                                              83,100          2,409,900
    NPTest Holding Corp.*                                                              111,130          1,226,875
    OmniVision Technologies, Inc.*                                                      10,350            571,838
    Pemstar, Inc.*                                                                     313,300          1,030,757
    Photon Dynamics, Inc.*                                                              55,000          2,213,200
    Planar Systems, Inc.*                                                               33,800            822,016
    Plexus Corp.*                                                                       83,200          1,428,544
    PMC-Sierra, Inc.*                                                                  255,200          5,142,280
    RF Micro Devices, Inc.*                                                            100,000          1,005,000
    Semtech Corp.*                                                                      40,400            918,292
    Sigmatel, Inc.*                                                                     42,600          1,051,368
    Silicon Laboratories, Inc.*                                                         88,600          3,829,292
    Skyworks Solutions, Inc.*                                                          180,000          1,566,000
    Technitrol, Inc.*                                                                  131,300          2,723,162
    Tessera Technologies, Inc.*                                                         43,800            823,878
    Three Five Systems, Inc.*                                                          230,200          1,206,248
    Ultratech, Inc.*                                                                    54,900          1,612,413
    Vishay Intertechnology, Inc.*                                                      150,000          3,435,000
    Vitesse Semiconductor Corp.*                                                       328,900          1,930,643
    White Electronic Designs Corp.*                                                    278,800          2,453,440
    Zoran Corp.*                                                                        88,700          1,542,493
                                                                                                     ------------
                                                                                                     $104,936,824
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.6%
    Newfield Exploration Co.*                                                           82,986       $  3,696,196
-----------------------------------------------------------------------------------------------------------------
  Engineering - Construction - 0.2%
    Shaw Group, Inc.*                                                                   80,000       $  1,089,600
-----------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 0.4%
    Performance Food Group Co.*                                                         63,900       $  2,311,263
-----------------------------------------------------------------------------------------------------------------
  Furniture & Appliances - 0.2%
    Select Comfort Corp.*                                                               60,000       $  1,485,600
-----------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.5%
    Prime Hospitality Corp.*                                                           300,000       $  3,060,000
-----------------------------------------------------------------------------------------------------------------
  General Merchandise - 0.3%
    Big Lots, Inc.*                                                                    125,000       $  1,776,250
    Fred's, Inc.                                                                        10,700            331,486
                                                                                                     ------------
                                                                                                     $  2,107,736
-----------------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    American Equity Investment Life Holding Co.                                        185,100       $  1,845,447
-----------------------------------------------------------------------------------------------------------------
  Internet - 2.7%
    Digital River, Inc.*                                                               201,300       $  4,448,730
    Earthlink, Inc.*                                                                   462,500          4,625,000
    eCollege.com, Inc.*                                                                306,900          5,665,374
    GSI Commerce, Inc.*                                                                 61,300            598,349
    Kintera, Inc.*                                                                       9,300            115,320
    Portal Software, Inc.*                                                             274,280          1,845,905
                                                                                                     ------------
                                                                                                     $ 17,298,678
-----------------------------------------------------------------------------------------------------------------
  Leisure & Toys - 0.6%
    Leapfrog Enterprises, Inc.*                                                         82,500       $  2,188,725
    WMS Industries, Inc.*                                                               64,000          1,676,800
                                                                                                     ------------
                                                                                                     $  3,865,525
-----------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.4%
    Cognex Corp.                                                                        75,000       $  2,118,000
    NN, Inc.                                                                            31,100            391,549
                                                                                                     ------------
                                                                                                     $  2,509,549
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 4.4%
    Apria Healthcare Group, Inc.*                                                      156,360       $  4,451,569
    Caremark Rx, Inc.*                                                                 300,000          7,599,000
    Fisher Scientific International, Inc.*                                              37,000          1,530,690
    LCA Vision, Inc.*                                                                   81,400          1,723,238
    Odyssey Healthcare, Inc.*                                                           97,550          2,854,313
    Option Care, Inc.*                                                                 117,900          1,259,172
    Select Medical Corp.*                                                              105,000          1,709,400
    The Advisory Board Co.*                                                            126,900          4,430,079
    VCA Antech, Inc.*                                                                   86,000          2,664,280
                                                                                                     ------------
                                                                                                     $ 28,221,741
-----------------------------------------------------------------------------------------------------------------
  Medical Equipment - 5.6%
    Aspect Medical Systems, Inc.*                                                       70,800       $    807,828
    Conceptus, Inc.*                                                                   186,800          1,983,816
    CTI Molecular Imaging, Inc.*                                                       261,500          4,421,965
    Cyberonics, Inc.*                                                                  162,200          5,192,022
    Cytyc Corp.*                                                                       253,800          3,492,288
    Dade Behring Holdings, Inc.*                                                        60,800          2,172,992
    Fischer Imaging Corp.*                                                              44,800            199,360
    Hologic, Inc.*                                                                      89,800          1,556,234
    IDEXX Laboratories, Inc.*                                                           67,843          3,139,774
    Integra Lifesciences Corp.*                                                         11,200            320,656
    Molecular Devices Corp.*                                                            26,700            507,033
    Nektar Therapeutics*                                                               244,730          3,330,775
    Orasure Technologies, Inc.*                                                        100,200            797,592
    STAAR Surgical Co.*                                                                213,200          2,400,632
    Therasense, Inc.*                                                                   80,200          1,628,060
    Thoratec Corp.*                                                                    183,100          2,382,131
    Viasys Healthcare, Inc.*                                                            79,210          1,631,726
                                                                                                     ------------
                                                                                                     $ 35,964,884
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 0.9%
    National-Oilwell, Inc.*                                                             35,000       $    782,600
    Pride International, Inc.*                                                         130,000          2,423,200
    Rowan Cos., Inc.*                                                                  121,500          2,815,155
                                                                                                     ------------
                                                                                                     $  6,020,955
-----------------------------------------------------------------------------------------------------------------
  Personal Computers & Peripherals - 1.5%
    Avid Technology, Inc.*                                                             105,400       $  5,059,200
    Dot Hill Systems Corp.*                                                            195,900          2,967,885
    Ingram Micro, Inc., "A"*                                                            88,200          1,402,380
    Sigma Designs, Inc.*                                                                39,400            296,682
                                                                                                     ------------
                                                                                                     $  9,726,147
-----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.8%
    Atherogenics, Inc.*                                                                 55,700       $    832,715
    Bradley Pharmaceuticals, Inc.*                                                      60,000          1,525,800
    Connetics Corp.*                                                                   112,400          2,041,184
    Inspire Phamaceutical, Inc.*                                                       200,900          2,844,744
    Medicis Pharmaceutical Corp., "A"                                                   81,055          5,779,222
    Pharmaceutical Product Development, Inc.*                                           59,000          1,591,230
    United Therapeutics Corp.*                                                         143,800          3,300,210
                                                                                                     ------------
                                                                                                     $ 17,915,105
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    A.H. Belo Corp.                                                                     45,000       $  1,275,300
    Bowne & Co., Inc.                                                                   37,000            501,720
    McClatchy Co., "A"                                                                  45,000          3,096,000
    Playboy Enterprises, Inc., "B"*                                                     93,000          1,502,880
                                                                                                     ------------
                                                                                                     $  6,375,900
-----------------------------------------------------------------------------------------------------------------
  Real Estate - 0.2%
    American Financial Reality Trust*                                                   63,000       $  1,074,150
-----------------------------------------------------------------------------------------------------------------
  Restaurants - 0.7%
    Buffalo Wild Wings, Inc.*                                                           42,400       $  1,100,280
    The Cheesecake Factory, Inc.*                                                       75,000          3,302,250
                                                                                                     ------------
                                                                                                     $  4,402,530
-----------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    Ceradyne, Inc.*                                                                     18,780       $    639,647
-----------------------------------------------------------------------------------------------------------------
  Specialty Chemicals - 0.5%
    Delta & Pine Land Co.                                                               80,080       $  2,034,032
    Georgia Gulf Corp.                                                                  44,500          1,285,160
                                                                                                     ------------
                                                                                                     $  3,319,192
-----------------------------------------------------------------------------------------------------------------
  Specialty Stores - 6.1%
    1-800-FLOWERS.COM, Inc.                                                            120,100       $  1,328,306
    A.C. Moore Arts & Crafts, Inc.*                                                     95,700          1,843,182
    Charming Shoppes, Inc.*                                                            430,000          2,322,000
    Chico's FAS, Inc.*                                                                  63,600          2,350,020
    Christopher & Banks Corp.                                                           33,100            646,443
    Hot Topic, Inc.*                                                                    50,050          1,474,473
    O'Reilly Automotive, Inc.*                                                          65,000          2,493,400
    Pacific Sunwear of California, Inc.*                                               125,600          2,652,672
    PETCO Animal Supplies, Inc.*                                                       149,210          4,543,445
    PETsMART, Inc.                                                                     277,200          6,597,360
    Pier 1 Imports, Inc.                                                                90,000          1,967,400
    Regis Corp.                                                                        136,995          5,414,042
    Restoration Hardware, Inc.*                                                        126,100            598,975
    Too, Inc.*                                                                         115,200          1,944,576
    Tuesday Morning Corp.*                                                              96,800          2,928,200
                                                                                                     ------------
                                                                                                     $ 39,104,494
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 5.1%
    ADTRAN, Inc.                                                                       214,400       $  6,646,400
    Advanced Fibre Communications, Inc.*                                                65,000          1,309,750
    Andrew Corp.*                                                                      648,100          7,459,631
    Corvis Corp.*                                                                    1,451,700          2,467,890
    F5 Networks, Inc.*                                                                 242,800          6,094,280
    Finisar Corp.*                                                                     416,600          1,303,958
    Harmonic, Inc.*                                                                    248,900          1,804,525
    McDATA Corp., "A"*                                                                  44,500            424,085
    McDATA Corp., "B"*                                                                 101,000            962,530
    Openwave Systems, Inc.                                                              70,600            776,600
    Powerwave Technologies, Inc.*                                                       22,800            174,420
    Sonus Networks, Inc.*                                                              367,200          2,776,032
    Tekelec Co.*                                                                        49,300            766,615
                                                                                                     ------------
                                                                                                     $ 32,966,716
-----------------------------------------------------------------------------------------------------------------
  Trucking - 2.5%
    C.H. Robinson Worldwide, Inc.                                                       24,775       $    939,220
    Central Freight Lines, Inc.*                                                        14,470            256,842
    Forward Air Corp.*                                                                  33,500            921,250
    Heartland Express, Inc.                                                            123,077          2,977,233
    J.B. Hunt Transport Services, Inc.*                                                 70,000          1,890,700
    Knight Transportation, Inc.*                                                       114,735          2,942,953
    Overnite Corp.                                                                      69,100          1,572,025
    Quality Distribution, Inc.*                                                        104,600          2,044,930
    Werner Enterprises, Inc.                                                           139,856          2,725,798
                                                                                                     ------------
                                                                                                     $ 16,270,951
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $582,258,927
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.9%
  Australia - 0.2%
    Billabong International Ltd. (Apparel Manufacturers)                               265,410       $  1,424,863
-----------------------------------------------------------------------------------------------------------------
  Bermuda - 0.4%
    W.P. Stewart & Co., Ltd. (Brokerage & Asset Managers)                               23,800       $    512,414
    XOMA Ltd. (Biotechnology)                                                          262,400          1,731,840
                                                                                                     ------------
                                                                                                     $  2,244,254
-----------------------------------------------------------------------------------------------------------------
  Canada - 2.8%
    ATI Technologies, Inc. (Personal Computers & Peripherals)*                         124,300       $  1,879,416
    Cognos, Inc. (Computer Software)*                                                   89,200          2,731,304
    GSI Lumonics, Inc. (Electronics)                                                    83,900            987,503
    Neurochem, Inc. (Biotechnology)*                                                    27,900            658,189
    Open Text Corp. (Computer Software)*                                               371,000          7,112,070
    Vasogen, Inc. (Biotechnology)*                                                      89,500            670,355
    Zarlink Semiconductor, Inc. (Electronics)*                                       1,187,805          4,014,781
                                                                                                     ------------
                                                                                                     $ 18,053,618
-----------------------------------------------------------------------------------------------------------------
  Cayman Islands - 0.3%
    02Micro International Ltd. (Electronics)*                                           79,300       $  1,776,320
-----------------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    AudioCodes Ltd. (Telecommunications - Wireline)*                                    29,800       $    311,112
    Orbotech Ltd. (Electronics)*                                                        44,000          1,052,480
    Radware Ltd. (Telecommunications - Wireline)*                                       34,700            945,575
    Verisity Ltd. (Computer Software)*                                                  48,900            623,475
                                                                                                     ------------
                                                                                                     $  2,932,642
-----------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.2%
    UTI Worldwide, Inc. (Trucking)                                                      37,500       $  1,422,375
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    ASM International N.V. (Electronics)*                                               43,300       $    876,392
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 0.4%
    Mettler-Toledo International, Inc. (Electrical Equipment)                           55,171       $  2,328,768
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $ 31,059,232
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $512,152,449)                                                         $613,318,159
-----------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.3%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)              VALUE
-----------------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 1/12/04                                                       $ 5,000       $  4,998,350
    General Motors Acceptance Corp., due 1/12/04                                         2,900          2,898,777
-----------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                      $  7,897,127
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.7%
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/03, due 01/02/04, total to be received
      $23,822,257 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                $23,821       $ 23,821,000
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $543,870,576)                                                    $645,036,286

Other Assets, Less Liabilities - (0.9)%                                                                (5,660,014)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $639,376,272
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 2003
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $543,870,576)           $645,036,286
  Cash                                                                  54,592
  Receivable for investments sold                                    1,493,805
  Receivable for series shares sold                                  3,413,224
  Interest and dividends receivable                                    130,523
                                                                  ------------
      Total assets                                                $650,128,430
                                                                  ------------
Liabilities:
  Payable for investments purchased                                 $9,710,926
  Payable for series shares reacquired                                 966,256
  Payable to affiliates -
    Management fee                                                      15,777
    Shareholder servicing costs                                            678
    Distribution fee                                                     2,389
  Accrued expenses and other liabilities                                56,132
                                                                  ------------
      Total liabilities                                            $10,752,158
                                                                  ------------
Net assets                                                        $639,376,272
                                                                  ------------
Net assets consist of:
  Paid-in capital                                                 $643,764,585
  Unrealized appreciation on investments                           101,165,710
  Accumulated net realized loss on investments and foreign
    currency transactions                                        (105,569,805)
  Accumulated undistributed net investment income                       15,782
                                                                  ------------
      Total                                                       $639,376,272
                                                                  ------------
Shares of beneficial interest outstanding                         46,001,526
                                                                  ----------

Initial Class shares:
  Net asset value
    (net assets of $290,363,820 / 20,800,656 shares of
    beneficial interest outstanding)                               $13.96
                                                                   ------

Service Class shares:
  Net asset value
    (net assets of $349,012,452 / 25,200,870 shares of
    beneficial interest outstanding)                               $13.85
                                                                   ------

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                     $  1,371,159
    Interest                                                           530,705
    Foreign taxes withheld                                                (338)
                                                                  ------------
      Total investment income                                     $  1,901,526
                                                                  ------------
  Expenses -
    Management fee                                                $  4,136,738
    Trustees' compensation                                              10,832
    Shareholder servicing costs                                        162,116
    Distribution fee (Service Class)                                   623,340
    Administrative fee                                                  36,983
    Custodian fee                                                      189,407
    Printing                                                           158,483
    Postage                                                                115
    Auditing fees                                                       35,090
    Legal fees                                                           4,003
    Miscellaneous                                                       34,118
    Reimbursement of expenses to investment adviser                     17,462
                                                                  ------------
      Total expenses                                              $  5,408,687
    Fees paid indirectly                                                (6,223)
                                                                  ------------
      Net expenses                                                $  5,402,464
                                                                  ------------
        Net investment loss                                       $ (3,500,938)
                                                                  ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                       $ 10,694,866
    Foreign currency transactions                                        1,613
                                                                  ------------
      Net realized gain on investments and foreign
        currency transactions                                     $ 10,696,479
                                                                  ------------
  Change in unrealized appreciation on investments                $127,475,348
                                                                  ------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $138,171,827
                                                                  ------------
          Increase in net assets from operations                  $134,670,889
                                                                  ------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                  2003                  2002
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                           $ (3,500,938)          $(2,138,105)
  Net realized gain (loss) on investments and foreign currency transactions       10,696,479           (82,519,873)
  Net unrealized gain (loss) on investments and foreign currency translation     127,475,348           (40,928,297)
                                                                                ------------       ---------------
    Increase (decrease) in net assets from operations                           $134,670,889         $(125,586,275)
                                                                                ------------       ---------------
Net increase in net assets from series share transactions                       $170,522,580          $141,399,060
                                                                                ------------       ---------------
    Total increase in net assets                                                $305,193,469           $15,812,785
Net assets:
  At beginning of period                                                         334,182,803           318,370,018
                                                                                ------------       ---------------

  At end of period (including accumulated undistributed net investment
    income of $15,782 and $0, respectively)                                     $639,376,272          $334,182,803
                                                                                ------------       ---------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series
(assuming reinvestment of all distributions). This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                                 YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------------
INITIAL CLASS SHARES                                           2003           2002            2001           2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $10.44         $15.27          $16.61         $17.27        $10.22
                                                             ------         ------          ------         ------        ------
Income (loss) from investment operations# -
  Net investment loss(S)                                     $(0.08)        $(0.07)         $(0.09)        $(0.08)       $(0.09)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           3.60          (4.76)          (0.74)         (0.26)         7.53
                                                             ------         ------          ------         ------        ------
      Total from investment operations                       $ 3.52         $(4.83)         $(0.83)        $(0.34)       $ 7.44
                                                             ------         ------          ------         ------        ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                    $ --           $ --            $(0.35)        $(0.32)       $(0.39)
  In excess of net realized gain on investments and
    foreign currency transactions                              --             --             (0.16)          --            --
                                                             ------         ------          ------         ------        ------
      Total distributions declared to shareholders           $ --           $ --            $(0.51)        $(0.32)       $(0.39)
                                                             ------         ------          ------         ------        ------
Net asset value - end of period                              $13.96         $10.44          $15.27         $16.61        $17.27
                                                             ------         ------          ------         ------        ------
Total return                                                  33.72%        (31.63)%         (5.03)%        (1.99)%       73.41%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   1.04%          1.05%           1.06%          1.08%         1.17%
  Net investment loss                                         (0.62)%        (0.56)%         (0.61)%        (0.48)%       (0.72)%
Portfolio turnover                                               88%            90%             63%            65%          185%
Net assets at end of period (000 Omitted)                  $290,364       $157,863        $194,098       $145,113       $18,115

  (S) From May 1, 2000 through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series exclusive of management fees, at not greater than 0.15% of the average daily net assets. Prior to May
      1, 2000, this fee was not greater than 0.25% of the average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                               $(0.08)*        $(0.07)*        $(0.09)         $(0.09)       $(0.25)
        Ratios (to average net assets):
          Expenses##                                        1.04%*          1.05%*          1.09%           1.11%         2.49%
          Net investment loss                              (0.62)%*        (0.56)%*        (0.64)%         (0.51)%       (2.04)%

 * Reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                                                               PERIOD ENDED
                                                           2003              2002            2001       DECEMBER 31, 2000**
SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                    $10.38            $15.22          $16.59                    $17.73
                                                         ------            ------          ------                    ------
Income (loss) from investment operations# -
  Net investment loss(S)                                 $(0.11)           $(0.09)         $(0.12)                   $(0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       3.58             (4.75)          (0.75)                    (1.07)
                                                         ------            ------          ------                    ------
      Total from investment operations                   $ 3.47            $(4.84)         $(0.87)                   $(1.14)
                                                         ------            ------          ------                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                        $ --              $ --            $(0.34)                   $ --
  In excess of net realized gain on investments
    and foreign currency transactions                      --                --             (0.16)                     --
                                                         ------            ------          ------                    ------
      Total distributions declared to shareholders       $ --              $ --            $(0.50)                   $ --
                                                         ------            ------          ------                    ------
Net asset value - end of period                          $13.85            $10.38          $15.22                    $16.59
                                                         ------            ------          ------                    ------
Total return                                              33.43%           (31.80)%         (5.25)%                   (6.43)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.29%             1.28%           1.26%                     1.26%+
  Net investment loss                                     (0.88)%           (0.78)%         (0.82)%                   (0.67)%+
Portfolio turnover                                           88%               90%             63%                       65%
Net assets at end of period (000 Omitted)              $349,012          $176,319        $124,272                   $42,304

  (S) Through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series, exclusive of management and distribution fees, at not more than 0.15% of the average daily net assets. Effective
      May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                              $(0.11)*          $(0.09)*        $(0.12)                   $(0.08)
        Ratios (to average net assets):
          Expenses##                                       1.29%*            1.28%*          1.29%                     1.29%+
          Net investment loss                             (0.87)%           (0.78)%*        (0.85)%                   (0.70)%+

 * Reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively.
** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003 there were 119 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2003 there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $4,495 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2003, the series' other miscellaneous expenses were reduced by $1,728 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The series paid no distributions for the years ended December 31, 2003 and December 31, 2002.

During the year ended December 31, 2003, accumulated net investment loss decreased by $3,516,720, accumulated net realized loss on investments and foreign currency transactions decreased by $1,444 and paid-in capital decreased by $3,518,164 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Capital loss carryforward                              $(104,730,272)
    Unrealized appreciation                                  100,326,177
    Other temporary differences                                   15,782

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($19,578,588) and December 31, 2010, ($85,151,684).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series' average daily net assets. Until May 1, 2003, the series had a temporary expense reimbursement whereby MFS had voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in return paid MFS an expense reimbursement fee of 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeded the series' actual expenses, the excess was applied to the amounts paid by MFS in prior years. This expense reimbursement agreement expired on May 1, 2003. On the date the reimbursement agreement expired, there were $154,450 of unrecovered expenses paid by MFS pursuant to this agreement which MFS chose not to impose upon the series.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $161,191 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $488 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $562,010,001 and $368,959,930, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $544,710,109
                                                                  ------------
Gross unrealized appreciation                                     $115,637,945
Gross unrealized depreciation                                      (15,311,768)
                                                                  ------------
    Net unrealized appreciation                                   $100,326,177
                                                                  ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

INITIAL CLASS SHARES
                                       YEAR ENDED DECEMBER 31, 2003       YEAR ENDED DECEMBER 31, 2002
                                    -------------------------------     ------------------------------
                                          SHARES             AMOUNT          SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           16,506,915       $197,171,228      10,595,000       $131,955,375
Shares reacquired                    (10,831,293)      (126,527,936)     (8,180,281)       (99,719,860)
                                    ------------      -------------     -----------      -------------
    Net increase                       5,675,622        $70,643,292       2,414,719        $32,235,515
                                    ------------      -------------     -----------      -------------

SERVICE CLASS SHARES
                                       YEAR ENDED DECEMBER 31, 2003       YEAR ENDED DECEMBER 31, 2002
                                    -------------------------------     ------------------------------
                                          SHARES             AMOUNT          SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           10,841,985       $130,966,071      14,581,504       $181,306,834
Shares reacquired                     (2,625,398)       (31,086,783)     (5,761,438)       (72,143,289)
                                    ------------      -------------     -----------      -------------
    Net increase                       8,216,587        $99,879,288       8,820,066       $109,163,545
                                    ------------      -------------     -----------      -------------

(6)  Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $3,527. The series had no significant borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the "Series") (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                         VND-ANN 02/04 67M

[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2003

[graphic omitted]

          A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
          MFS(R) MID CAP
          GROWTH SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) MID CAP GROWTH SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee          Electric Holdings, Inc. (welding equipment
and President                                            manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63)
President                                                Assistant Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58)
Massachusetts Financial Services Company, Senior         Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Senior
                                                         Vice President (since July 2002); The Bank of New
STEPHEN E. CAVAN (born 11/06/53) Secretary and           York, Senior Vice President (September 2000 to
Clerk                                                    July 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Senior         Executive Vice President and Chief Financial
Vice President, General Counsel and Secretary            Officer (prior to September 2000); Lexington
                                                         Funds, Treasurer (prior to September 2002)
STEPHANIE A. DESISTO (born 10/01/53) Assistant
Treasurer                                                ROBERT J. MANNING(6) (born 10/20/63)
Massachusetts Financial Services Company, Vice           President
President (since April 2003); Brown Brothers             Massachusetts Financial Services Company, Chief
Harriman & Co., Senior Vice President (November          Executive Officer, President, Chief Investment
2002 to April 2003); ING Groep N.V./Aeltus               Officer and Director
Investment Management, Senior Vice President
(prior to November 2002)                                 ELLEN MOYNIHAN (born 11/13/57) Assistant
                                                         Treasurer
                                                         Massachusetts Financial Services Company, Vice
                                                         President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                           INVESTOR SERVICE
Massachusetts Financial Services Company                     MFS Service Center, Inc.
500 Boylston Street                                          P.O. Box 2281
Boston, MA 02116-3741                                        Boston, MA 02107-9906

DISTRIBUTOR                                                  For general information, call toll free:
MFS Fund Distributors, Inc.                                  1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                          8 p.m. Eastern time.
Boston, MA 02116-3741
                                                             For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                           individuals, call toll free: 1-800-637-6576 any
Eric B. Fischman+                                            business day from 9 a.m. to 5 p.m. Eastern time.
David E. Sette-Ducati+                                       (To use this service, your phone must be equipped
                                                             with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                        For share prices, account balances, exchanges or
                                                             stock and bond outlooks, call toll free:
AUDITORS                                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                        touch-tone telephone.
200 Berkeley Street, Boston, MA 02116
                                                             WORLD WIDE WEB
                                                             mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 37.03% and Service Class shares 36.61%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 42.71% over the same period for the series' benchmark, the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks.

MARKET ENVIRONMENT
In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for most global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. We believe the major reasons for the ensuing market rally were increasingly positive economic numbers -- particularly corporate earnings. Additionally, as the year progressed, investor focus on negative factors such as the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds, decreased.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS -- believed investors would avoid risky investments. Instead, the markets experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. Investors seemed to favor the stocks that had fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well.

DETRACTORS FROM PERFORMANCE In the technology sector, our holdings generated strong gains but trailed the benchmark. Network Associates lagged as sales of the company's industry leading anti-spam and anti-virus software were slow to accelerate. Peoplesoft detracted from performance as demand for the company's release of its product upgrade was not as robust as anticipated. Peoplesoft was sold out of the series prior to the end of the period. The stock price of telecom equipment maker Corning started to rebound from very low levels before we began accumulating the stock, which detracted from our performance relative to the index.

Media holding Westwood One detracted from performance as the pickup in advertising, which is tied to the economic recovery, proved slower than expected. Weight Watchers' stock price declined as high-protein, low-carbohydrate diets seemed to take market share. Weight Watchers was sold out of the series prior to the end of the period. Adult education provider Career Education's stock retreated late in the period amid allegations that employees falsified accreditation documents, charges that management vigorously denies. Choicepoint, a leader in fraud detection and risk management, detracted from performance because of a revenue shortfall in the company's market service division. Also among the detractors are two stocks in the index that performed well but which we did not own: Amazon, which we avoided based on valuation; and Nextel, which we did not own based on concerns about the competitive dynamic among wireless carriers.

The portfolio's cash position also detracted from relative performance. As with nearly all variable product subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, the series' cash holdings hurt performance against our benchmark, the Russell Midcap Growth Index, which has no cash position.

PERFORMANCE CONTRIBUTORS
On a relative basis, our best performing sectors were utilities & communications and health care. Wireless tower rental companies, Crown Castle International and American Tower, were among our best performing stocks. Cash flow growth and improving fundamentals drove these stocks higher, in addition to debt refinancing, which improved overall balance sheets for these companies.

In the leisure sector, Internet travel firm Expedia posted excellent returns as the company showed strong online travel market share gains. Increasing numbers of customers purchased airline tickets and booked hotel rooms online. In third-quarter 2003, parent InterActive Corp. bought the remaining outstanding shares of Expedia at a premium. Satellite TV operator EchoStar posted strong gains as the company expanded its subscriber base and generated strong growth in free cash flows. Shares of NTL Inc., the largest broadband and cable operator in the U.K. and Ireland, soared after the company emerged from bankruptcy and continued to strengthen its balance sheet and drive free cash flow growth.

Contributors in technology included data storage software supplier VERITAS, which benefited from a recovery in technology spending. Semiconductor companies Analog Devices contributed to performance due to an upswing in semiconductor demand and market share gains for its well-positioned products.

Our investments in health care also contributed to performance. Medical technology leader Invitrogen, which sells life science tools used in research and drug manufacturing, benefited from an industry recovery and improving product offerings and efficiency gains under a new CEO. Genentech's stock soared after receiving FDA approval for Avastin, an innovative new cancer drug. We sold Genentech during the period and took some profits. Guidant posted strong gains after an earlier selloff, based on the company's leading position in cardiac rhythm management and future possibilities in drug-coated stents.

DIVERSIFIED APPROACH
We continue to focus on building a diversified portfolio, with more companies represented in the series and smaller positions in individual companies. We believe that this approach benefited our returns during a very strong market year.

    Respectfully,

/s/ Eric B. Fischman                               /s/  David E. Sette-Ducati

    Eric B. Fischman                                    David E. Sette-Ducati
    Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. Past performance is no guarantee of future results.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management(R) (MFS(R)). He is a manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. Prior to that, he served as an equity research analyst at Dreyfus Corp. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, D.C. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds a Certified Financial Analyst designation.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: April 28, 2000

Class inception:  Initial Class  April 28, 2000
                  Service Class May 1, 2000

Size: $211.7 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTION OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2003. Index information is from May 1, 2000.)

                       MFS Mid Cap Growth     Russell Midcap
                     Series - Initial Class    Growth Index

             4/00          $10,000               $10,000
            12/00            9,740                 8,069
            12/01            8,030                 6,443
            12/02            4,561                 4,678
            12/03            6,250                 6,675

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                               1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                    +37.03%       -35.83%       -37.50%
--------------------------------------------------------------------------------
Average Annual Total Return                +37.03%       -13.75%       -12.00%
--------------------------------------------------------------------------------

SERVICE CLASS                               1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return                    +36.61%       -36.35%       -38.13%
--------------------------------------------------------------------------------
Average Annual Total Return                +36.61%       -13.98%       -12.24%
--------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)                    1 Year       3 Years         Life*
--------------------------------------------------------------------------------
Russell Midcap Growth Index#               +42.71%       - 6.13%       -10.44%
--------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2003. Index information is from May 1, 2000.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the results would be less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 95.6%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 91.5%
  Airlines - 0.8%
    JetBlue Airways Corp.*                                                              65,640         $  1,740,773
-------------------------------------------------------------------------------------------------------------------
  Apparel Manufacturers - 1.7%
    Coach, Inc.*                                                                        26,900         $  1,015,475
    Reebok International Ltd.                                                           25,370              997,548
    Talbots, Inc.                                                                       49,860            1,534,691
                                                                                                       ------------
                                                                                                       $  3,547,714
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 1.5%
    Investors Financial Services Corp.                                                  80,060         $  3,075,105
-------------------------------------------------------------------------------------------------------------------
  Biotechnology - 4.3%
    Biogen Idec, Inc.*                                                                  42,970         $  1,580,437
    Celgene Corp.*                                                                      16,600              747,332
    Genzyme Corp.*                                                                      30,580            1,508,817
    Gilead Sciences, Inc.*                                                              46,510            2,704,091
    ICOS Corp.*                                                                         15,360              634,061
    Millennium Pharmaceuticals, Inc.*                                                   69,790            1,302,979
    Neurocrine Biosciences, Inc.*                                                       13,130              716,110
                                                                                                       ------------
                                                                                                       $  9,193,827
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 10.5%
    Citadel Broadcasting Corp.*                                                        102,470         $  2,292,254
    E.W. Scripps Co., "A"                                                               27,890            2,625,564
    EchoStar Communications Corp., "A"*                                                 94,730            3,220,820
    Entercom Communications Corp., "A"*                                                 54,580            2,890,557
    LIN TV Corp., "A"*                                                                  34,900              900,769
    NTL, Inc.*                                                                          95,355            6,651,011
    Westwood One, Inc.*                                                                107,370            3,673,128
                                                                                                       ------------
                                                                                                       $ 22,254,103
-------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 2.8%
    Affiliated Managers Group, Inc.*                                                    13,810         $    961,038
    Ameritrade Holding Corp.*                                                          155,950            2,194,216
    Legg Mason, Inc.                                                                    36,500            2,817,070
                                                                                                       ------------
                                                                                                       $  5,972,324
-------------------------------------------------------------------------------------------------------------------
  Business Services - 8.1%
    Alliance Data Systems Corp.*                                                        20,590         $    569,931
    Corporate Executive Board Co.*                                                      46,760            2,182,289
    DST Systems, Inc.*                                                                  56,610            2,364,034
    Getty Images, Inc.*                                                                 68,920            3,454,960
    Manpower, Inc.                                                                      53,340            2,511,247
    Monster Worldwide, Inc.*                                                           120,070            2,636,737
    Paychex, Inc.                                                                       37,740            1,403,928
    Robert Half International, Inc.*                                                    41,020              957,407
    SunGard Data Systems, Inc.*                                                         36,610            1,014,463
                                                                                                       ------------
                                                                                                       $ 17,094,996
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Lyondell Chemical Co.                                                               28,510         $    483,245
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 5.2%
    Akamai Technologies, Inc.*                                                          27,800         $    298,850
    Ascential Software Corp.*                                                           22,100              573,053
    BEA Systems, Inc.*                                                                 147,810            1,818,063
    Netscreen Technologies, Inc.*                                                       50,110            1,240,223
    Networks Associates, Inc.*                                                         108,860            1,637,254
    Symantec Corp.*                                                                     79,260            2,746,359
    VERITAS Software Corp.*                                                             73,590            2,734,604
                                                                                                       ------------
                                                                                                       $ 11,048,406
-------------------------------------------------------------------------------------------------------------------
  Consumer Services - 3.1%
    Career Education Corp.*                                                             85,770         $  3,436,804
    Corinthian Colleges, Inc.*                                                          56,880            3,160,253
    Orbitz, Inc., "A"                                                                    3,100               71,920
                                                                                                       ------------
                                                                                                       $  6,668,977
-------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    American Standard Cos., Inc.*                                                       19,780         $  1,991,846
    Rockwell Automation, Inc.                                                           72,760            2,590,256
    W.W. Grainger, Inc.                                                                 22,240            1,053,954
                                                                                                       ------------
                                                                                                       $  5,636,056
-------------------------------------------------------------------------------------------------------------------
  Electronics - 10.0%
    Agere Systems, Inc., "B"*                                                          825,170         $  2,392,993
    Amphenol Corp., "A"*                                                                21,240            1,357,873
    Analog Devices, Inc.                                                                50,860            2,321,759
    Cymer, Inc.*                                                                        46,560            2,150,606
    DuPont Photomasks, Inc.*                                                               120                2,897
    Novellus Systems, Inc.*                                                             47,430            1,994,431
    Nvidia Corp.*                                                                       83,800            1,948,350
    PMC-Sierra, Inc.*                                                                  131,840            2,656,576
    Vishay Intertechnology, Inc.*                                                       97,300            2,228,170
    Xilinx, Inc.*                                                                      104,790            4,059,565
                                                                                                       ------------
                                                                                                       $ 21,113,220
-------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 0.7%
    Hershey Foods Corp.                                                                 19,240         $  1,481,288
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 1.5%
    Royal Caribbean Cruises Ltd.                                                        59,770         $  2,079,398
    Starwood Hotels & Resorts Co., "B"                                                  28,880            1,038,814
                                                                                                       ------------
                                                                                                       $  3,118,212
-------------------------------------------------------------------------------------------------------------------
  Internet - 0.8%
    InterActive Corp.*                                                                  51,240         $  1,738,573
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 1.9%
    Fisher Scientific International, Inc.*                                              50,360         $  2,083,393
    Tenet Healthcare Corp.*                                                            116,650            1,872,233
                                                                                                       ------------
                                                                                                       $  3,955,626
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 14.8%
    AmerisourceBergen Corp.                                                             21,370         $  1,199,926
    Apogent Technologies, Inc.*                                                         63,760            1,469,030
    Applera Corp.                                                                      124,530            2,579,016
    C.R. Bard, Inc.                                                                     33,650            2,734,063
    Cytyc Corp.*                                                                       355,492            4,891,570
    DENTSPLY International, Inc.                                                        63,140            2,852,034
    Guidant Corp.                                                                       40,010            2,408,602
    Invitrogen Corp.*                                                                   62,990            4,409,300
    Millipore Corp.*                                                                    97,990            4,218,469
    Thermo Electron Corp.*                                                             110,500            2,784,600
    Thoratec Corp.*                                                                     54,500              709,045
    Waters Corp.*                                                                       35,490            1,176,848
                                                                                                       ------------
                                                                                                       $ 31,432,503
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 3.0%
    BJ Services Co.*                                                                    93,160         $  3,344,444
    Cooper Cameron Corp.*                                                               26,960            1,256,336
    Smith International, Inc.*                                                          43,620            1,811,102
                                                                                                       ------------
                                                                                                       $  6,411,882
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.2%
    Medicis Pharmaceutical Corp., "A"                                                   36,410         $  2,596,033
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    Meredith Corp.                                                                      63,670         $  3,107,733
-------------------------------------------------------------------------------------------------------------------
  Restaurants - 1.7%
    Outback Steakhouse, Inc.                                                            33,930         $  1,500,045
    The Cheesecake Factory*                                                             48,600            2,139,858
                                                                                                       ------------
                                                                                                       $  3,639,903
-------------------------------------------------------------------------------------------------------------------
  Specialty Stores - 5.0%
    Hot Topic, Inc.*                                                                    17,300         $    509,658
    Office Depot, Inc.*                                                                 87,930            1,469,310
    Pacific Sunwear of California*                                                      26,900              568,128
    PETsMART, Inc.                                                                     107,140            2,549,932
    Ross Stores, Inc.                                                                   84,860            2,242,850
    Tiffany & Co.                                                                       72,380            3,271,576
                                                                                                       ------------
                                                                                                       $ 10,611,454
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.9%
    Andrew Corp.*                                                                       54,700             $629,597
    Spectrasite, Inc.*                                                                  37,170            1,291,658
                                                                                                       ------------
                                                                                                         $1,921,255
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.1%
    ADTRAN, Inc.                                                                        31,020         $    961,620
    CIENA Corp.*                                                                       156,650            1,040,156
    Corning, Inc.*                                                                     221,100            2,306,073
    F5 Networks, Inc.*                                                                   7,820              196,282
    Juniper Networks, Inc.*                                                            105,270            1,966,444
                                                                                                       ------------
                                                                                                         $6,470,575
-------------------------------------------------------------------------------------------------------------------
  Trucking - 1.5%
    Expeditors International of Washington, Inc.                                        47,030         $  1,771,150
    Swift Transportation, Inc.*                                                         68,520            1,440,290
                                                                                                       ------------
                                                                                                       $  3,211,440
-------------------------------------------------------------------------------------------------------------------
  Wireless Communications - 3.0%
    American Tower Corp., "A"*                                                         333,581         $  3,609,346
    Crown Castle International Corp.*                                                  238,700            2,632,861
                                                                                                       ------------
                                                                                                       $  6,242,207
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                      $193,767,430
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.1%
  Bermuda - 1.0%
    Marvell Technology Group Ltd. (Electronics)*                                        56,520         $  2,143,804
-------------------------------------------------------------------------------------------------------------------
  Brazil - 0.3%
    Embraer-Empresa Brasileira de Aeronautica, ADR (Aerospace)                          19,300         $    676,079
-------------------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Four Seasons Hotels, Inc. (Gaming & Lodging)                                        20,310         $  1,038,857
-------------------------------------------------------------------------------------------------------------------
  Singapore - 1.0%
    Flextronics International Ltd. (Personal Computers & Peripherals)*                 135,530         $  2,011,265
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    Amdocs Ltd. (Computer Software)*                                                   120,580         $  2,710,638
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                   $  8,580,643
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $174,474,136)                                                           $202,348,073
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.9%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/03, due 1/02/04, total to be received
      $8,268,436 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                 $8,268         $  8,268,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $182,742,136)                                                      $210,616,073
Other Assets, Less Liabilities - 0.5%                                                                     1,074,316
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                    $211,690,389
-------------------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 2003
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $182,742,136)           $210,616,073
  Cash                                                                     970
  Receivable for investments sold                                      325,831
  Receivable for series shares sold                                  2,076,099
  Interest and dividends receivable                                     51,407
                                                                  ------------
      Total assets                                                $213,070,380
                                                                  ------------
Liabilities:
  Payable for investments purchased                               $  1,320,417
  Payable for series shares reacquired                                   8,427
  Payable to affiliates -
    Management fee                                                       4,301
    Shareholder servicing costs                                            688
    Distribution fee                                                       416
  Accrued expenses and other liabilities                                45,742
                                                                  ------------
      Total liabilities                                           $  1,379,991
                                                                  ------------
Net assets                                                        $211,690,389
                                                                  ------------
Net assets consist of:
  Paid-in capital                                                 $215,191,961
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    27,874,134
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (31,375,706)
                                                                  ------------
      Total                                                       $211,690,389
                                                                  ------------
Shares of beneficial interest outstanding                          34,330,861
                                                                   ----------
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $165,101,930 / 26,722,357
    shares of beneficial interest outstanding)                      $6.18
                                                                    -----
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $46,588,459 / 7,608,504
    shares of beneficial interest outstanding)                      $6.12
                                                                    -----
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                      $    462,228
    Interest                                                             88,146
    Foreign taxes withheld                                               (3,565)
                                                                   ------------
      Total investment income                                      $    546,809
                                                                   ------------

  Expenses -
    Management fee                                                 $    942,813
    Trustees' compensation                                                2,997
    Shareholder servicing costs                                          47,879
    Distribution fee (Service Class)                                     63,395
    Administrative fee                                                    8,964
    Custodian fee                                                        61,492
    Printing                                                             24,919
    Postage                                                                  32
    Auditing fees                                                        35,090
    Legal fees                                                            2,277
    Miscellaneous                                                        13,944
                                                                   ------------
      Total expenses                                               $  1,203,802
    Fees paid indirectly                                                 (4,492)
    Reduction of expenses by investment adviser                         (22,638)
                                                                   ------------
      Net expenses                                                 $  1,176,672
                                                                   ------------
        Net investment loss                                        $   (629,863)
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  8,585,725
    Foreign currency transactions                                            33
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $  8,585,758
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 30,998,171
    Translation of assets and liabilities in foreign
      currencies                                                             99
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 30,998,270
                                                                   ------------
        Net realized and unrealized gain on investments
          and foreign currency                                     $ 39,584,028
                                                                   ------------
          Increase in net assets from operations                   $ 38,954,165
                                                                   ------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                 2003             2002
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                          $    (629,863)   $    (245,512)
  Net realized gain (loss) on investments and foreign currency transactions        8,585,758      (35,995,932)
  Net unrealized gain (loss) on investments and foreign currency translation      30,998,270         (428,038)
                                                                               -------------    -------------
    Increase (decrease) in net assets from operations                          $  38,954,165    $ (36,669,482)
                                                                               -------------    -------------
Net increase in net assets from series share transactions                      $ 101,447,595    $  45,576,661
                                                                               -------------    -------------
      Total increase in net assets                                             $ 140,401,760    $   8,907,179
Net assets:
  At beginning of period                                                          71,288,629       62,381,450
                                                                               -------------    -------------
  At end of period                                                             $ 211,690,389    $  71,288,629
                                                                               -------------    -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past five years
(or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.
----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                            --------------------------------------             PERIOD ENDED
INITIAL CLASS SHARES                                        2003              2002            2001       DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                     $ 4.51            $ 7.94          $ 9.74                   $10.00
                                                          ------            ------          ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                         $(0.02)           $(0.02)         $(0.02)                  $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.69             (3.41)          (1.68)                   (0.29)
                                                          ------            ------          ------                   ------
      Total from investment operations                    $ 1.67            $(3.43)         $(1.70)                  $(0.26)
                                                          ------            ------          ------                   ------
Less distributions declared to shareholders -
  From net investment income                              $ --              $ --            $ 0.00+++                $ --
  From net realized gain on investments and foreign
    currency transactions                                   --                --             (0.05)                    --
  In excess of net investment income                        --                --              0.00+++                  --
  In excess of net realized gain on investments and
    foreign currency transactions                           --                --             (0.05)                    --
                                                          ------            ------          ------                   ------
      Total distributions declared to shareholders        $ --              $ --            $(0.10)                  $ --
                                                          ------            ------          ------                   ------
Net asset value - end of period                           $ 6.18            $ 4.51          $ 7.94                   $ 9.74
                                                          ------            ------          ------                   ------
Total return                                               37.03%           (43.20)%        (17.55)%                  (2.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.89%             0.90%           0.91%                    0.91%+
  Net investment income (loss)                             (0.45)%           (0.34)%         (0.20)%                   0.45%+
Portfolio turnover                                            86%              144%            105%                      84%
Net assets at end of period (000 Omitted)               $165,102           $56,909         $48,453                   $5,440

(S) Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. Prior to May 1, 2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Effective
    May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                 $(0.03)           $(0.02)         $(0.02)                  $(0.05)
      Ratios (to average net assets):
        Expenses##                                          0.91%             0.91%           0.96%                    2.21%+
        Net investment loss                                (0.47)%           (0.35)%         (0.25)%                  (0.85)%+
   * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                            --------------------------------------             PERIOD ENDED
SERVICE CLASS SHARES                                        2003              2002            2001       DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                     $ 4.48            $ 7.92          $ 9.72                   $10.00
                                                          ------            ------          ------                   ------
Income from investment operations# -
  Net investment income (loss)(S)                         $(0.04)           $(0.03)         $(0.03)                  $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.68             (3.41)          (1.67)                   (0.30)
                                                          ------            ------          ------                   ------
      Total from investment operations                    $ 1.64            $(3.44)         $(1.70)                  $(0.28)
                                                          ------            ------          ------                   ------

Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions
                                                          $ --              $ --            $(0.05)                  $ --
  In excess of net realized gain on investments and
    foreign currency transactions                           --                --             (0.05)                    --
                                                          ------            ------          ------                   ------
      Total distributions declared to shareholders        $ --              $ --            $(0.10)                  $ --
                                                          ------            ------          ------                   ------
Net asset value - end of period                           $ 6.12            $ 4.48          $ 7.92                   $ 9.72
                                                          ------            ------          ------                   ------
Total return                                               36.61%           (43.43)%        (17.63)%                  (2.80)%++
Ratios (to average net assets)/Supplemental data:(S)
  Expenses##                                                1.14%             1.13%           1.11%                    1.11%+
  Net investment income (loss)                             (0.70)%           (0.58)%         (0.32)%                   0.25%+
Portfolio turnover                                            86%              144%            105%                      84%
Net assets at end of period (000 Omitted)                $46,588           $14,380         $13,929                   $7,033

(S) Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fee.
    Prior to May 1, 2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                   $(0.04)           $(0.03)         $(0.03)                  $(0.07)
    Ratios (to average net assets):
      Expenses##                                            1.16%             1.14%           1.16%                    2.41%+
      Net investment loss                                  (0.72)%           (0.59)%         (0.37)%                  (1.05)%+

  * For the period from the inception of Service Class shares, May 1, 2000, through December 31,2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 30 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2003, there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $898 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For year ended December 31, 2003, the series' miscellaneous expenses were reduced by $3,594 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and net operating losses.

The series paid no distributions for the years ended December 31, 2003 and December 31, 2002.

During the year ended December 31, 2003, accumulated undistributed net investment loss decreased by $629,863, accumulated net realized loss on investments and foreign currency transactions increased by $32, and paid-in capital decreased by $629,831 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

              Capital loss carryforward      $(30,329,130)
              Unrealized appreciation          26,827,558

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2010 ($30,329,130).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Until May 1, 2003, MFS had contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses," which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeded the series' actual expenses, the excess would have been applied to amounts paid by MFS in prior years. This expense reimbursement agreement expired on May 1, 2003. For the year ended December 31, 2003 aggregate unreimbursed expenses amounted to $22,638.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                First $2 billion             0.0175%
                Next $2.5 billion            0.0130%
                Next $2.5 billion            0.0005%
                In excess of $7 billion      0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $44,436 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $3,264 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $196,903,788 and $103,926,652, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $183,788,712
                                                                 ------------
Gross unrealized appreciation                                    $ 28,751,566
Gross unrealized depreciation                                      (1,924,205)
                                                                 ------------
    Net unrealized appreciation                                  $ 26,827,361
                                                                 ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                            YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                        --------------------------------   -------------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 16,144,962       $87,680,652       8,147,992       $45,555,401
Shares reacquired                           (2,054,642)      (10,723,295)     (1,614,993)       (8,020,977)
                                            ----------       -----------      ----------       -----------
    Net increase                            14,090,320       $76,957,357       6,532,999       $37,534,424
                                            ----------       -----------      ----------       -----------

Service Class shares
                                            YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                        --------------------------------   -------------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  7,320,588       $39,943,815       7,160,150       $39,044,496
Shares reacquired                           (2,924,790)      (15,453,577)     (5,707,178)      (31,002,259)
                                            ----------       -----------      ----------       -----------
    Net increase                             4,395,798       $24,490,238       1,452,972        $8,042,237
                                            ----------       -----------      ----------       -----------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $994. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series (the Series) (one of the series constituting MFS Variable Insurance Trust (the Trust)), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VMG-ANN 2/04 3M

[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2003

[graphic omitted]

          A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
          MFS(R) MONEY
          MARKET SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee          Electric Holdings, Inc. (welding equipment
and President                                            manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         J. DALE SHERRATT (born 09/23/38) Trustee
(diversified services company), Chairman, Trustee        Insight Resources, Inc. (acquisition planning
and Chief Executive Officer (until November 2000)        specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
WARD SMITH (born 09/13/30) Co-Chairman                   General Partner (since 1993); Cambridge
Private investor                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           2001)
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            ELAINE R. SMITH (born 04/25/46) Trustee
Surgery                                                  Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                           INVESTOR SERVICE
Massachusetts Financial Services Company                     MFS Service Center, Inc.
500 Boylston Street                                          P.O. Box 2281
Boston, MA 02116-3741                                        Boston, MA 02107-9906

DISTRIBUTOR                                                  For general information, call toll free:
MFS Fund Distributors, Inc.                                  1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                          8 p.m. Eastern time.
Boston, MA 02116-3741
                                                             For service to speech- or hearing-impaired individuals,
PORTFOLIO MANAGERS                                           call toll free: 1-800-637-6576 any business day
Edward L. O'Dette+                                           from 9 a.m. to 5 p.m. Eastern time. (To use this
Terri A. Vittozzi+                                           service, your phone must be equipped with a
                                                             Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                          For share prices, account balances, exchanges or stock
225 Franklin Street, Boston, MA 02110                        and bond outlooks, call toll free: 1-800-MFS-TALK
                                                             (1-800-637-8255) anytime from a touch-tone telephone.
AUDITORS
Deloitte & Touche LLP                                        WORLD WIDE WEB
200 Berkeley Street, Boston, MA 02116                        mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, the series provided a total return of 0.61%. The series' current 7 day yield as of December 31, 2003 without waiver was 0.25%. The 7 day yield with waiver was 0.51%. The yield quotation is based on the latest 7 days ended with dividends annualized. The yield quotation more closely reflects the current earnings of the series than the total return quotation. The total return, which includes the reinvestment of any dividend distributions, compares with a return of 0.44% for the average money market fund tracked by Lipper Inc., an independent firm that tracks portfolio performance.

MARKET ENVIRONMENT
The reporting period began with an unsettled market environment that was characterized by geopolitical concerns, high jobless claims, mixed economic news, and volatile energy prices. By the end of the period on December 31, 2003, economic conditions appeared to be significantly improved, jobless claims were down, but energy prices were still high.

A key event for the marketplace was the Federal Reserve Board's (the Fed's) late June decision to cut short-term interest rates by 25 basis points (0.25%). The quarter-of-a-percent reduction was less than the 50 basis points (0.50%) that some investment professionals had anticipated. The Fed made no other adjustment to short-term interest rates for the remainder of 2003 and indicated that it wouldn't make any further changes "for a considerable period."

SERIES POSITIONING
On December 31, 2002, when there was significant volatility in interest rate expectations, the series' weighted average maturity was 31 days. With the easing of both geopolitical tensions and the reduction in the Fed funds rate, we extended our average maturity. By December 31, 2003, the weighted average for the series was 57 days.

CONTINUED SHORT SUPPLY OF COMMERCIAL PAPER
In the first half of 2003, the precarious nature of the economy caused companies to pull back on spending. That pull-back reduced need for short-term financing and limited the supply of new commercial paper. Despite growing economic strength in the second half of 2003, the supply of commercial paper continued to be constrained by cautious corporate spending. Businesses also took advantage of the low interest rate environment by issuing longer-term debt in place of commercial paper. On December 31, 2003, approximately 55% of the series' portfolio was invested in commercial paper, with the balance of the portfolio invested in government paper and repurchase agreements.

COMMITMENT TO QUALITY
Regardless of market or economic conditions, we intend to maintain the series' high quality as we focus on the series' objectives of income, capital preservation, and liquidity.

    Respectfully,

/s/ Edward L. O'Dette                    /s/ Terri A. Vittozzi

    Edward L. O'Dette                        Terri A. Vittozzi
    Portfolio Manager                        Portfolio Manager

NOTES TO PERFORMANCE SUMMARY

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTION OF THE REDEMPTION OF CONTRACT UNITS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

Edward L. O'Dette is a portfolio manager at MFS Investment Management(R) (MFS(R)). He manages the money market portfolios of our mutual funds, offshore investment products, and variable annuities. Ed joined MFS in 1983 and has held various positions at MFS including wire order room clerk and account controller being named portfolio manager in April 2003. He attended Boston State College.

Terri A. Vittozzi is a portfolio manager at MFS Investment Management(R) (MFS(R)). She manages the money market portfolios of our mutual funds, offshore funds and variable annuities. Terri joined MFS in 1992. She held various positions at MFS including portfolio settlements coordinator and money market trader before being named assistant portfolio manager in 2000 and portfolio manager in 2001. Terri earned a bachelor's degree from Babson College and a Master of Business Administration degree from Bentley College.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

Size: $5.3 million net assets as of December 31, 2003

KEY RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Commercial Paper - 54.7%
----------------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT
ISSUER                                                                             (000 OMITTED)               VALUE
----------------------------------------------------------------------------------------------------------------------
    Bank of America Corp., due 3/15/04                                                      $215          $  214,514
    Barclays Bank, PLC, due 3/05/04                                                          195             194,622
    Caterpillar Financial Services N.V., due 3/22/04                                         210             209,485
    Citigroup, Inc., due 1/12/04                                                             100              99,967
    Coca-Cola Co., due 3/05/04                                                               211             210,614
    Dexia Delaware, due 1/09/04                                                              207             206,950
    Du Pont (E.I.) de Nemours & Co., Inc., due 3/02/04                                       200             199,644
    Florida Power & Light Co., due 2/27/04                                                   210             209,651
    General Electric Capital Corp., due 3/03/04                                              190             189,630
    Goldman Sachs Group LP, due 1/30/04                                                      206             205,817
    HSBC America, Inc., due 2/06/04                                                          115             114,872
    Metropolitan Life Funding, Inc., due 3/04/04                                             200             199,608
    Morgan Stanley Dean Witter, due 1/21/04                                                  210             209,874
    New Center Asset Trust, due 1/02/04                                                      204             203,995
    Svenska Handelsbanken, Inc., due 2/25/04                                                 207             206,655
----------------------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                                       $2,875,898
----------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 29.4%
----------------------------------------------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp., due 2/26/04                                        $200          $  199,661
    Federal Home Loan Bank, due 6/18/04                                                      518             515,337
    Federal Home Loan Mortgage Corp., due 2/26/04 - 4/22/04                                  700             698,299
    Federal National Mortgage Assn., due 1/02/04 - 4/14/04                                   131             130,672
----------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies, at Amortized Cost and Value                                               $1,543,969
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 15.9%
----------------------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/03, due 1/02/04, total to be received
      $510,014 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account)                                              $510          $  510,000
    Merrill Lynch, dated 12/31/03, due 1/02/04, total to be received
      $325,009 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account)                                               325             325,000
----------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                                                      $  835,000
----------------------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                                            $5,254,867
Other Assets, Less Liabilities - 0.0%                                                                            990
----------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                       $5,255,857
----------------------------------------------------------------------------------------------------------------------
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                     $4,419,867
  Repurchase agreements, at value                                 835,000
                                                               ----------
      Total investments, at amortized cost and value           $5,254,867
  Cash                                                                626
  Interest receivable                                                  23
  Other assets                                                        428
                                                               ----------
      Total assets                                             $5,255,944
                                                               ----------
Liabilities:
  Payable to affiliates -
    Management fee                                                    $73
    Reimbursement fee                                                  14
                                                               ----------
      Total liabilities                                               $87
                                                               ----------
Net assets (represented by paid-in capital)                    $5,255,857
                                                               ----------
Shares of beneficial interest outstanding                       5,255,857
                                                                ---------

Net asset value per share
  (net assets / shares of beneficial interest outstanding)        $1.00
                                                                  -----
See notes to financial statements.

Statement of Operations
---------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
---------------------------------------------------------------
Net investment income:
  Interest income                                              $146,404
                                                               --------

  Expenses -
    Management fee                                             $ 59,176
    Trustees' compensation                                        1,274
    Shareholder servicing costs                                   4,308
    Administrative fee                                            1,508
    Custodian fee                                                 6,512
    Printing                                                      7,955
    Auditing fees                                                22,040
    Legal fees                                                    8,080
    Miscellaneous                                                 6,165
                                                               --------
      Total expenses                                           $117,018
    Fees paid indirectly                                           (114)
    Reduction of expenses by investment adviser                 (45,892)
                                                               --------
      Net expenses                                             $ 71,012
                                                               --------
        Net investment income                                  $ 75,392
                                                               --------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                 2003             2002
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to shareholders             $      75,392    $     240,365
                                                                               -------------    -------------

Series share (principal) transactions at net asset value of
  $1.00 per share -
  Net proceeds from sale of shares                                             $   3,791,143    $  10,663,365
  Net asset value of shares issued to shareholders in reinvestment
    of distributions                                                                  75,171          240,320
  Cost of shares reacquired                                                      (15,616,101)     (14,604,206)
                                                                               -------------    -------------
    Total decrease in net assets                                               $ (11,749,787)   $  (3,700,521)
Net assets:
  At beginning of period                                                          17,005,644       20,706,165
                                                                               -------------    -------------
  At end of period                                                             $   5,255,857    $  17,005,644
                                                                               -------------    -------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued
Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------------
                                                                   2003            2002          2001          2000        1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                            $ 1.00          $ 1.00        $ 1.00        $ 1.00      $ 1.00
                                                                 ------          ------        ------        ------      ------

Income from investment operations# -
  Net investment income(S)                                       $ 0.01          $ 0.01        $ 0.04        $ 0.06      $ 0.05
                                                                 ------          ------        ------        ------      ------

Less distributions declared to shareholders
  from net investment income                                     $(0.01)         $(0.01)       $(0.04)       $(0.06)     $(0.05)
                                                                 ------          ------        ------        ------      ------
Net asset value - end of period                                  $ 1.00          $ 1.00        $ 1.00        $ 1.00      $ 1.00
                                                                 ------          ------        ------        ------      ------
Total return                                                       0.61%           1.31%         3.72%         5.93%       4.59%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       0.60%           0.60%         0.61%         0.62%       0.61%
  Net investment income                                            0.64%           1.30%         3.50%         5.76%       4.52%
Net assets at end of period (000 Omitted)                        $5,256         $17,006       $20,706       $11,214     $11,426

(S) MFS has contractually agreed, subject to reimbursement to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.10% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years.
    This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                     $ 0.00+++        $ 0.01         $ 0.03       $ 0.05       $ 0.04
    Ratios (to average net assets):
      Expenses##                                                0.99%            0.79%          0.85%        0.99%        0.88%
      Net investment income                                     0.25%            1.11%          3.26%        5.39%        4.25%

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 6 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                            DECEMBER 31, 2003  DECEMBER 31, 2002
--------------------------------------------------------------------------------
Distributions declared from ordinary income           $75,392           $240,365

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets. MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses," which are defined as the series' operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.10% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. At December 31, 2003, aggregate unreimbursed expenses amounted to $339,731.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                  First $2 billion                     0.0175%
                  Next $2.5 billion                    0.0130%
                  Next $2.5 billion                    0.0005%
                  In excess of $7 billion              0.0000%

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $4,154 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $128 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $307,938,297 and $320,613,591, respectively.

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $72. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin
R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue- sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees and the Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities of MFS Money Market Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian, and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Money Market Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VMM-ANN 2/04 3M

[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) GLOBAL EQUITY
                SERIES


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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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

MFS(R) GLOBAL EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee          Electric Holdings, Inc. (welding equipment
and President                                            manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David R. Mannheim+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS- TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.
200 Berkeley Street, Boston, MA 02116
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 27.84% and Service Class shares 28.24%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 33.76% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index (the MSCI Index). The MSCI Index is a measure of the global stock market.

MARKET ENVIRONMENT
In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April of 2003, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short- lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

For U.S. investors in overseas stock markets, the big story of 2003 was the decline of the dollar relative to other currencies. While many developed-nation stock markets performed roughly in line with the broad U.S. market -- and developing nations in general did even better -- the declining dollar increased those returns for U.S. investors in overseas equities. For example, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index, a commonly used measure of the international stock market, returned 20.8% measured in local currencies but 39.2% when returns were converted into dollars. (Source: Morgan Stanley Capital International)

Factors that contributed to the dollar's decline against most currencies included a U.S. trade deficit that overseas investors viewed as excessive; low interest rates that decreased the attractiveness of dollar-denominated investments; and the Bush administration's apparent abandonment of a long-standing U.S. policy of publicly advocating a strong dollar.

DETRACTORS FROM PERFORMANCE
An underweighting in technology, the market's strongest sector over the period, as well as stock selection in the sector, were key factors in the portfolio's relative underperformance. We did not own American technology giants Intel and Cisco, whose stocks rose sharply during the 2003 rally. Our research indicated those stocks were somewhat expensive relative to their long-term growth prospects. However, another technology company, French information technology consulting firm Cap Gemini Ernst & Young, was one of the portfolio's top-performing holdings. We sold the stock when it reached our target price.

Syngenta and Akzo Nobel, two companies in the basic materials sector, were significant detractors from performance in the first half of the period. Stock in Swiss agricultural chemical firm Syngenta stumbled in February of 2003 after helping portfolio performance in earlier periods, and we reduced our Syngenta position significantly during the period. Akzo Nobel, a Netherlands-based chemical and pharmaceutical firm, experienced problems with its drug business, and we sold the stock out of the portfolio.

Elsewhere in the basic materials sector, the series' positions in industrial gases companies such as British firm BOC Group and American firm Praxair generally underperformed the overall market, although most increased in price over the period. Over the longer term, we still like these companies because their customers encompass a broad range of industries and because they have been able to sustain profitability and raise prices at a time when few global industries have pricing power.

Relative performance was also held back by an overweighting in the consumer staples sector, which underperformed as the market rotated to favor more economically sensitive areas such as technology. The portfolio's cash position also detracted from relative performance. As with nearly all variable product subaccounts, the series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the MSCI World Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE
Retailing and utilities and communications were the portfolio's strongest-performing sectors over the period. Strong consumer spending helped our holding in U.K. fashion retailer Next perform well. In the United States, our position in do-it-yourself home improvement chain Home Depot benefited from a booming housing market. Avoiding Wal-Mart, the world's largest retailer, also helped performance as the firm's stock was largely left behind during the 2003 market rally.

In the utilities and communications sector, Spanish telecommunications firm Telefonica and Japanese cellular provider KDDI were strong performers. Telefonica stock benefited from an improving Spanish economy. KDDI did well as the company increased its market share and became more profitable. In the first half of the period, Spanish electric utility Iberdrola helped performance as demand for electricity increased while the company continued to lower its cost of production.

In the energy sector, our research indicated that major oil companies were experiencing difficulty in finding new sources of oil. We therefore avoided Exxon Mobil and Royal Dutch Petroleum; that positioning helped relative performance as those stocks underperformed during the period.

In the financial services area, Australian insurer QBE contributed strongly to portfolio performance early in the period. The firm, which is the largest corporate member of the Lloyd's of London syndicate, benefited from improving policy prices over the past couple of years. In the leisure sector, our holding in U.K. broadcast company Granada rose sharply as the firm received government approval to merge with Carlton Communications to become the United Kingdom's sole independent (non-government) television network.

Stockpicking in the health care sector also added to performance. We largely avoided large-cap pharmaceutical firm Merck -- and did not own it at period-end -- because we felt the firm's medium-term growth prospects would be limited by patent expirations on key products and a dearth of new drugs in the development pipeline. That positioning helped performance as Merck stock declined over the period. Meanwhile, our overweighted position in Swiss medical devices firm Synthes-Stratec appreciated sharply.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President and Director of Core Portfolio Management of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the global and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore investment products.

David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, Director of International Equity Portfolio Management in 1999, and Director of Core Portfolio Management in August 2001.

He is a graduate of Amherst College and the MIT Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class  May 3, 1999
                 Service Class  May 1, 2000

Size: $18.2 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTION OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2003. Index information is from May 1, 1999.)

                                MFS Global
                            Equity Series --
                              Initial Class    MSCI World Index

                5/99            $10,000          $10,000
               12/99             12,383           11,632
               12/00             11,505           10,129
               12/01             10,360            8,456
               12/02             9,1280            6,803
               12/03             11,669            9,100

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                            1 Year        3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                    +27.84%         +1.43%       +16.69%
-------------------------------------------------------------------------------
Average Annual Total Return                +27.84%         +0.48%       + 3.37%
-------------------------------------------------------------------------------

SERVICE CLASS
                                            1 Year        3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                    +28.24%         +2.25%       +17.46%
-------------------------------------------------------------------------------
Average Annual Total Return                +28.24%         +0.74%       + 3.51%
-------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                            1 Year        3 Years         Life*
-------------------------------------------------------------------------------
MSCI World Index#                          +33.76%         -3.51%       - 2.00%
-------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2003. Index information is from
    May 1, 1999.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had these shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the series' performance results would be less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.


PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 95.7%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 66.2%
  Australia - 2.3%
    News Corp., Ltd. (Broadcast & Cable TV)*                                             17,762       $   160,353
    QBE Insurance Group Ltd. (Insurance)*++                                              31,718           253,150
                                                                                                      -----------
                                                                                                      $   413,503
-----------------------------------------------------------------------------------------------------------------
  Austria - 0.7%
    Erste Bank der Oesterreichischen Sparkassen AG (Banks & Credit Cos.)                  1,070       $   132,078
-----------------------------------------------------------------------------------------------------------------
  Bermuda - 2.1%
    Accenture Ltd., "A" (Business Services)*                                              6,550       $   172,396
    Ace Ltd. (Insurance)                                                                  4,870           201,715
                                                                                                      -----------
                                                                                                      $   374,111
-----------------------------------------------------------------------------------------------------------------
  Canada - 2.7%
    BCE, Inc. (Telephone Services)++                                                      7,164       $   160,204
    Canadian National Railway Co. (Railroad & Shipping)                                   2,375           150,290
    Canadian Natural Resources Ltd. (Oil Services)++                                      2,080           105,211
    Talisman Energy, Inc. (Energy - Independent)++                                        1,230            69,973
                                                                                                      -----------
                                                                                                      $   485,678
-----------------------------------------------------------------------------------------------------------------
  France - 10.6%
    Axa (Insurance)                                                                      10,040       $   214,669
    Carrefour S.A. (Food & Drug Retailers)                                                2,790           152,984
    France Telecom S.A. (Telephone Services)                                              6,460           184,436
    L'Air Liquide S.A. (Specialty Chemicals)                                              2,490           439,219
    L'Oreal Group S.A. (Consumer Goods & Services)                                          930            76,164
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                                              5,760           433,262
    Schneider Electric S.A. (Electrical Equipment)                                        1,433            93,706
    Total Fina Elf S.A., "B" (Energy - Independent)                                       1,770           328,718
                                                                                                      -----------
                                                                                                      $ 1,923,158
-----------------------------------------------------------------------------------------------------------------
  Germany - 1.6%
    Bayerische Motoren Werke AG (Automotive)                                              3,510       $   162,524
    Schering AG (Pharmaceuticals)                                                         2,540           128,491
                                                                                                      -----------
                                                                                                      $   291,015
-----------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.6%
    Esprit Asia (Specialty Retailers)                                                    30,000       $    99,694
-----------------------------------------------------------------------------------------------------------------
  Hungary - 0.5%
    OTP Bank Rt., ADR (Banks & Credit Cos.)                                               3,580       $    93,975
-----------------------------------------------------------------------------------------------------------------
  Ireland - 0.8%
    Irish Life & Permanent PLC (Banks & Credit Cos.)                                      8,580       $   138,373
-----------------------------------------------------------------------------------------------------------------
  Italy - 0.6%
    RAS S.p.A. (Insurance)                                                                6,480       $   110,221
-----------------------------------------------------------------------------------------------------------------
  Japan - 8.8%
    Bridgestone Corp. (Automotive)++                                                     10,000       $   134,503
    Canon, Inc. (PC & Peripheral)                                                         5,000           232,884
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                                    12,170           175,050
    Citizen Watch Co. (Electronics)                                                      10,000            91,940
    Honda Motor Co., Ltd. (Automotive)                                                    4,900           217,707
    Japan Telecom Holdings Co., Ltd. (Telephone Services)                                    29            77,687
    KDDI Corp. (Telephone Services)                                                          46           263,630
    Seiko Epson Corp. (Electronics)                                                       2,300           107,341
    Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                                4,900            78,072
    Tokyo Gas Co., Ltd. (Natural Gas Distribution)                                       27,000            96,271
    Yamaha Corp. (Leisure & Toys)                                                         6,900           135,572
                                                                                                      -----------
                                                                                                      $ 1,610,657
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 2.2%
    Reed Elsevier N.V. (Printing & Publishing)                                           21,030       $   260,993
    STMicroelectronics N.V. (Electronics)                                                 5,080           137,612
                                                                                                      -----------
                                                                                                      $   398,605
-----------------------------------------------------------------------------------------------------------------
  Norway - 0.9%
    DNB Holding ASA (Banks & Credit Cos.)                                                25,836       $   172,085
-----------------------------------------------------------------------------------------------------------------
  Singapore - 2.3%
    DBS Group Holdings Ltd. (Banks & Credit Cos.)                                        19,030       $   164,718
    Singapore Telecommunications Ltd. (Telephone Services)                              145,000           167,344
    United Overseas Bank Ltd. (Banks & Credit Cos.)                                      12,000            93,270
                                                                                                      -----------
                                                                                                      $   425,332
-----------------------------------------------------------------------------------------------------------------
  South Korea - 1.9%
    Samsung Display Devices Co. (Electrical Equipment)                                    1,400       $   165,086
    Samsung Electronics (Electronics)                                                       500           189,257
                                                                                                      -----------
                                                                                                      $   354,343
-----------------------------------------------------------------------------------------------------------------
  Spain - 2.6%
    Iberdrola S.A. (Utilities - Electric Power)++                                         9,840       $   194,275
    Telefonica S.A. (Telephone Services)                                                 19,089           279,956
                                                                                                      -----------
                                                                                                      $   474,231
-----------------------------------------------------------------------------------------------------------------
  Sweden - 1.3%
    Hennes & Mauritz AB (Specialty Retailers)                                             9,940       $   236,311
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 8.1%
    Credit Suisse Group (Banks & Credit Cos.)                                             5,520       $   201,875
    Nestle S.A. (Food & Non-Alcoholic Beverages)                                            920           229,758
    Novartis AG (Pharmaceuticals)                                                         8,330           378,024
    Roche Holdings AG (Pharmaceuticals)                                                   2,440           246,012
    Syngenta AG (Chemicals)                                                               1,390            93,581
    Synthes-Stratec, Inc. (Medical Equipment)                                                83            82,108
    UBS AG (Banks & Credit Cos.)                                                          3,515           240,621
                                                                                                      -----------
                                                                                                      $ 1,471,979
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 15.6%
    AstraZeneca Group PLC (Pharmaceuticals)                                               4,860       $   232,499
    BG Group PLC (Energy - Independent)                                                  18,180            93,057
    BOC Group PLC (Specialty Chemicals)                                                  13,480           205,373
    BP Amoco PLC (Energy - Integrated)                                                   23,487           189,923
    British Sky Broadcasting Group PLC (Broadcast & Cable TV)                            10,480           131,513
    Capital Radio PLC (Broadcast & Cable TV)                                              3,780            31,713
    Diageo PLC (Alcoholic Beverages)                                                     21,876           287,016
    GlaxoSmithKline PLC (Pharmaceuticals)                                                 7,160           163,596
    Granada PLC (Broadcast & Cable TV)                                                   79,310           172,718
    Kingfisher PLC (Specialty Retailers)                                                 36,868           183,284
    Next PLC (General Merchandise)                                                        8,010           160,570
    Reckitt Benckiser PLC (Consumer Goods & Services)                                    23,390           527,750
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                                4,382           128,752
    Vodafone Group PLC (Wireless Communications)                                         74,250           183,568
    William Hill PLC (Gaming & Lodging)                                                  20,670           157,550
                                                                                                      -----------
                                                                                                      $ 2,848,882
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                  $12,054,231
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 29.5%
  Apparel Manufacturers - 1.0%
    Nike, Inc., "B"                                                                       2,570       $   175,942
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 4.6%
    American Express Co.                                                                  4,950       $   238,738
    Bank of America Corp.                                                                 2,200           176,946
    Citigroup, Inc.                                                                       5,600           271,824
    SouthTrust Corp.                                                                      4,630           151,540
                                                                                                      -----------
                                                                                                      $   839,048
-----------------------------------------------------------------------------------------------------------------
  Biotechnology - 0.4%
    Genzyme Corp.*                                                                        1,500       $    74,010
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 1.8%
    Time Warner, Inc.*                                                                   18,350       $   330,116
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 0.9%
    Air Products & Chemicals, Inc.                                                        3,200       $   169,056
-----------------------------------------------------------------------------------------------------------------
  Computer Software - 1.8%
    Microsoft Corp.                                                                       5,810       $   160,007
    Networks Associates, Inc.*                                                            5,870            88,285
    Symantec Corp.*                                                                       2,520            87,318
                                                                                                      -----------
                                                                                                      $   335,610
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    IBM Corp.                                                                             1,870       $   173,312
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.5%
    Alberto Culver Co.                                                                    1,300       $    82,004
-----------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.7%
    ConocoPhillips, Inc.                                                                  2,049       $   134,353
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    Viacom, Inc., "B"                                                                     4,390       $   194,828
-----------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 1.7%
    PepsiCo, Inc.                                                                         4,900       $   228,438
    Smucker (J.M.) Co.                                                                    1,940            87,863
                                                                                                      -----------
                                                                                                      $   316,301
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 2.0%
    Advance PCS*                                                                          2,760       $   145,341
    Fisher Scientific International, Inc.*                                                2,980           123,283
    Lincare Holdings, Inc.*                                                               3,160            94,895
                                                                                                      -----------
                                                                                                      $   363,519
-----------------------------------------------------------------------------------------------------------------
  Medical Equipment - 2.7%
    AmerisourceBergen Corp.                                                               2,660       $   149,359
    Applera Corp.                                                                         1,750            36,243
    Thermo Electron Corp.*                                                                8,890           224,028
    Waters Corp.*                                                                         2,640            87,542
                                                                                                      -----------
                                                                                                      $   497,172
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Noble Corp.*                                                                          2,460       $    88,019
-----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.7%
    Johnson & Johnson Co.                                                                 5,810       $   300,145
-----------------------------------------------------------------------------------------------------------------
  Railroad & Shipping - 1.4%
    Burlington Northern Santa Fe Railway Co.                                              4,000       $   129,400
    Union Pacific Corp.                                                                   1,870           129,928
                                                                                                      -----------
                                                                                                      $   259,328
-----------------------------------------------------------------------------------------------------------------
  Restaurants - 0.9%
    Aramark Corp., "B"                                                                    5,670       $   155,471
-----------------------------------------------------------------------------------------------------------------
  Specialty Chemicals - 1.4%
    Praxair, Inc.                                                                         6,820       $   260,524
-----------------------------------------------------------------------------------------------------------------
  Specialty Retailers - 2.2%
    Home Depot, Inc.                                                                      4,670       $   165,738
    The TJX Cos., Inc.                                                                   10,220           225,351
                                                                                                      -----------
                                                                                                      $   391,089
-----------------------------------------------------------------------------------------------------------------
  Telephone Services - 0.8%
    Verizon Communications, Inc.                                                          4,250       $   149,090
-----------------------------------------------------------------------------------------------------------------
  Trucking - 0.4%
    Fedex Corp.                                                                           1,140       $    76,950
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                     $ 5,365,887
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $14,396,160)                                                           $17,420,118
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 4.7%
-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/03, due 1/02/04, total to be received
      $863,046 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                    $863       $   863,000
-----------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 4.7%
-----------------------------------------------------------------------------------------------------------------
                                                                                         SHARES
-----------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio                                        852,600          $852,600
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $16,111,760)                                                      $19,135,718

Other Assets, Less Liabilities - (5.1)%                                                                  (923,743)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                   $18,211,975
-----------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
++ All or a portion of this security is on loan.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments at value, including $810,494 of securities on
    loan (identified cost, $16,111,760)                             $19,135,718
  Cash                                                                      820
  Foreign currency, at value (identified cost, $6,469)                    6,521
  Receivable for investments sold                                         8,267
  Receivable for series shares sold                                      17,947
  Interest and dividends receivable                                      25,244
                                                                    -----------
      Total assets                                                  $19,194,517
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $    53,604
  Payable for series shares reacquired                                   75,767
  Collateral for securities loaned, at value                            852,600
  Payable to affiliates -
    Management fee                                                          497
    Reimbursement fee                                                        74
                                                                    -----------
      Total liabilities                                             $   982,542
                                                                    -----------
Net assets                                                          $18,211,975
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $16,226,521
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      3,024,689
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,108,364)
  Accumulated undistributed net investment income                        69,129
                                                                    -----------
      Total                                                         $18,211,975
                                                                    -----------
Shares of beneficial interest outstanding                            1,676,523
                                                                     --------
Initial Class shares:
  Net asset value per share
    (net assets of $18,211,952 / 1,676,521 shares of
    beneficial interest outstanding)                                 $10.86
                                                                     ------
Service Class shares:
  Net asset value per share
    (net assets of $22.56 / 2.053 shares of beneficial
      interest outstanding)                                          $10.99
                                                                     ------

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $  222,025
    Interest                                                              9,797
    Foreign taxes withheld                                              (18,899)
                                                                     ----------
      Total investment income                                        $  212,923
                                                                     ----------
  Expenses -
    Management fee                                                   $  119,455
    Trustees' compensation                                                1,269
    Shareholder servicing costs                                           4,430
    Administrative fee                                                      927
    Custodian fee                                                        39,956
    Printing                                                             15,761
    Postage                                                                   7
    Auditing fees                                                        36,086
    Legal fees                                                            1,476
    Miscellaneous                                                        12,340
                                                                     ----------
      Total expenses                                                 $  231,707
    Fees paid indirectly                                                   (138)
    Reduction of expenses by investment adviser                         (94,196)
                                                                     ----------
      Net expenses                                                   $  137,373
                                                                     ----------
        Net investment income                                        $   75,550
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $  285,900
    Foreign currency transactions                                        (5,805)
                                                                     ----------
      Net realized gain on investments and foreign
        currency transactions                                        $  280,095
                                                                     ----------
  Change in unrealized appreciation -
    Investments                                                      $3,055,207
    Translation of assets and liabilities in foreign
      currencies                                                            484
                                                                     ----------
      Net unrealized gain on investments and foreign
        currency translation                                         $3,055,691
                                                                     ----------
        Net realized and unrealized gain on investments
          and foreign currency                                       $3,335,786
                                                                     ----------
          Increase in net assets from operations                     $3,411,336
                                                                     ----------
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                  2003                  2002
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                         $    75,550         $   32,480
  Net realized gain (loss) on investments and foreign currency transactions         280,095           (850,585)
  Net unrealized gain on investments and foreign currency translation             3,055,691             81,354
                                                                                -----------         ----------
    Increase (decrease) in net assets from operations                           $ 3,411,336         $ (736,751)
                                                                                -----------         ----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                    $    (5,842)        $  (32,001)
  From net investment income (Service Class)                                          --                 --
                                                                                -----------         ----------
    Total distributions declared to shareholders                                $    (5,842)        $  (32,001)
                                                                                -----------         ----------
Net increase in net assets from series share transactions                       $ 7,442,466         $2,510,009
                                                                                -----------         ----------
    Total increase in net assets                                                $10,847,960         $1,741,257
Net assets:
  At beginning of period                                                          7,364,015          5,622,758
                                                                                -----------         ----------
  At end of period (including accumulated undistributed net
    investment income of $69,129 and $5,151, respectively)                      $18,211,975         $7,364,015
                                                                                -----------         ----------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past 5 years
(or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions). This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.
-----------------------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,                        PERIOD ENDED
                                                    -----------------------------------------------------        DECEMBER 31,
INITIAL CLASS SHARES                                 2003             2002           2001            2000               1999*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $ 8.50           $ 9.69         $10.80          $12.04              $10.00
                                                   ------           ------         ------          ------              ------
Income from investment operations# -
  Net investment income(S)                         $ 0.06           $ 0.05         $ 0.04          $ 0.09              $ 0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency              2.30            (1.20)         (1.11)          (0.93)               2.34
                                                   ------           ------         ------          ------              ------
      Total from investment operations             $ 2.36           $(1.15)        $(1.07)         $(0.84)             $ 2.37
                                                   ------           ------         ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                       $(0.00)+++       $(0.04)        $(0.03)         $(0.05)             $(0.02)
  From net realized gain on investments
    and foreign currency transactions                --               --             --             (0.22)              (0.31)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --               --            (0.01)          (0.13)               --
                                                   ------           ------         ------          ------              ------
      Total distributions declared to
        shareholders                               $(0.00)+++       $(0.04)        $(0.04)         $(0.40)             $(0.33)
                                                   ------           ------         ------          ------              ------
Net asset value - end of period                    $10.86           $ 8.50         $ 9.69          $10.80              $12.04
                                                   ------           ------         ------          ------              ------
Total return                                        27.84%          (11.89)%        (9.95)%         (7.09)%             23.83%++
Ratios (to average net assets)/
Supplemental data(S):
  Expenses##                                         1.15%            1.15%          1.16%           1.19%               1.31%+
  Net investment income                              0.63%            0.54%          0.44%           0.78%               0.37%+
Portfolio turnover                                     48%             148%            71%            101%                 68%
Net assets at end of period
  (000 Omitted)                                   $18,212           $7,364         $5,623          $4,669              $1,651

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other
    Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Initial Class shares. To the extent that the expense reimbursement fee exceeds the series'
    actual expenses, the excess will be applied to amounts paid by MFS in prior years. On May 1, 2003, the series' expense reimbursement agreement expired and was replaced with a new agreement under the same terms. The new agreement will terminate on the earlier of May 1, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                     $(0.01)           $(0.04)         $(0.06)          $(0.09)              $(0.18)
      Ratios (to average net assets):
        Expenses##                              1.94%             2.10%           2.22%            2.78%                4.39%+
        Net investment loss                    (0.16)%           (0.41)%         (0.62)%          (0.81)%              (2.71)%+
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                     PERIOD ENDED
                                                            -------------------------------------------        DECEMBER 31,
SERVICE CLASS SHARES                                          2003                2002             2001               2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                       $ 8.57              $ 9.72           $10.79              $11.69
                                                            ------              ------           ------              ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.13              $ 0.01           $ 0.06              $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          2.29               (1.14)           (1.11)              (0.75)
                                                            ------              ------           ------              ------
      Total from investment operations                      $ 2.42              $(1.13)          $(1.05)             $(0.70)
                                                            ------              ------           ------              ------
Less distributions declared to shareholders -
  From net investment income                                $ --                $(0.02)          $(0.01)             $(0.04)
  From net realized gain on investments and foreign
    currency transactions                                     --                  --               --                 (0.10)
  In excess of net realized gain on investments and
    foreign currency transactions                             --                  --              (0.01)              (0.06)
                                                            ------              ------           ------              ------
      Total distributions declared to shareholders          $ --                $(0.02)          $(0.02)             $(0.20)
                                                            ------              ------           ------              ------
Net asset value - end of period                             $10.99              $ 8.57           $ 9.72              $10.79
                                                            ------              ------           ------              ------
Total return                                                 28.24%             (11.65)%          (9.76)%             (7.53)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.65%###            1.40%            1.36%               1.37%+
  Net investment income                                       1.41%               0.15%            0.59%               0.75%+
Portfolio turnover                                              48%                148%              71%                101%
Net assets at end of period                                    $22                $148             $168                $187

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series'
    Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than
    0.15% of average daily net assets for the Service Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. On May 1, 2003, the series' expense reimbursement agreement expired and was replaced with a new agreement under the same terms. The new agreement will terminate on the earlier of May 1, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                          $ 0.06              $(0.07)          $(0.05)             $(0.07)
      Ratios (to average net assets):
        Expenses##                                            1.44%               2.35%            2.42%               2.96%+
        Net investment income (loss)                          0.62%              (0.80)%          (0.47)%             (0.84)%+
  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
### Expense ratio is not in correlation with contractual fee arrangement due to the small size of Service Class assets. MFS is the Service Class' sole shareholder.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 9 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $85 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2003, the series' miscellaneous expenses were reduced by $53 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and passive foreign investment companies.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                         DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                   $5,842             $32,001

During the year ended December 31, 2003, accumulated undistributed net investment income decreased by $5,730, and accumulated net realized loss on investments and foreign currency transactions decreased by $5,730 due to differences between book and tax accounting for currency transactions and passive foreign investment companies. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

           Undistributed ordinary income                   $   70,745
           Capital loss carryforward                         (799,218)
           Unrealized appreciation                          2,715,543
           Other temporary differences                         (1,616)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

           EXPIRATION DATE
           ----------------------------------------------------------
           December 31, 2009                               $(306,860)
           December 31, 2010                                (361,283)
           December 31, 2011                                (131,075)
                                                           ---------
               Total                                       $(799,218)
                                                           ---------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the series' average daily net assets.

MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Initial Class and Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. On May 1, 2003, the series' expense reimbursement agreement expired and was replaced with a new agreement under the same terms. On the date the reimbursement agreement expired, $212,342 of expenses pursuant to this agreement will not be subject to future reimbursement. The new agreement will terminate on the earlier of May 1, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. At December 31, 2003, aggregate unreimbursed expenses amounted to $66,758.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

              First $2 billion                         0.0175%
              Next $2.5 billion                        0.0130%
              Next $2.5 billion                        0.0005%
              In excess of $7 billion                  0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $4,175 for the year ended December 31, 2003. Also included in the shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $221 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $12,718,032 and $5,505,802, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $16,420,906
                                                                    -----------
Gross unrealized appreciation                                       $ 2,770,105
Gross unrealized depreciation                                           (55,293)
                                                                    -----------
    Net unrealized appreciation                                     $ 2,714,812
                                                                    -----------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                            YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                           -----------------------------     -----------------------------
                                                 SHARES           AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                   1,097,305       $9,997,174       1,599,007       $14,091,991
Shares issued to shareholders in
  reinvestment of distributions                     676            5,842           3,776            32,001
Shares reacquired                              (288,130)      (2,560,403)     (1,316,559)      (11,613,983)
                                             ----------      -----------     -----------      ------------
    Net increase                                809,851       $7,442,613         286,224        $2,510,009
                                             ----------      -----------     -----------      ------------

Service Class shares
                                            YEAR ENDED DECEMBER 31, 2003
                                           -----------------------------
                                                 SHARES           AMOUNT
                                           -----------------------------
Shares sold                                       2.053           $20.00
Shares reacquired                               (17.316)         (166.58)
                                             ----------      -----------
    Net decrease                                (15.263)        $(146.58)
                                             ----------      -----------

For the fiscal year ended December 31, 2002, the series had no Service Class share activity.

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $94. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five year period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not receieved from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 58.49%.

For the year ended December 31, 2003, income from foreign sources was $172,347, and the series designated a foreign tax credit of $17,898.

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VGE-ANN-2/04 33M

[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2003

[graphic omitted]

          A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
          MFS(R) VALUE SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee and      Electric Holdings, Inc. (welding equipment
President                                                manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice Chairman
(June 2000 to December 2001); Fidelity Management &      ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Research Company (investment adviser), President         Private investor; Rockefeller Financial Services,
(March 1997 to July 2001); The Bank of New York          Inc. (investment advisers), Chairman and Chief
(financial services), Director; Bell Canada              Executive Officer
Enterprises (telecommunications), Director; Telesat
(satellite communications), Director                     LAWRENCE T. PERERA (born 06/23/35) Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee
Massachusetts Financial Services Company, Chairman       WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Private investor; Harvard University Graduate
INDEPENDENT TRUSTEES                                     School of Business Administration, Class of 1961
J. ATWOOD IVES (born 05/01/36) Co-Chairman               Adjunct Professor in Entrepreneurship Emeritus;
Private investor; KeySpan Corporation (energy            CBL & Associates Properties, Inc. (real estate
related services), Director; Eastern Enterprises         investment trust), Director
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)        J. DALE SHERRATT (born 09/23/38) Trustee
                                                         Insight Resources, Inc. (acquisition planning
WARD SMITH (born 09/13/30) Co-Chairman                   specialists), President; Wellfleet Investments
Private investor                                         (investor in health care companies), Managing
                                                         General Partner (since 1993); Cambridge
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Nutraceuticals (professional nutritional
Brigham and Women's Hospital, Chief of Cardiac           products), Chief Executive Officer (until May
Surgery; Harvard Medical School, Professor of            2001)
Surgery
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
OFFICERS                                                 Independent health care industry consultant
JOHN W. BALLEN(5) (born 09/12/59) Trustee and
President
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           ROBERT R. FLAHERTY (born 09/18/63) Assistant
                                                         Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President (since August 2000); UAM Fund Services,
Massachusetts Financial Services Company, Senior         Senior Vice President (prior to August 2000)
Vice President and Associate General Counsel
                                                         RICHARD M. HISEY (born 08/29/58) Treasurer
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Massachusetts Financial Services Company, Senior
Clerk                                                    Vice President (since July 2002); The Bank of New
Massachusetts Financial Services Company, Senior         York, Senior Vice President (September 2000 to
Vice President, General Counsel and Secretary            July 2002); Lexington Global Asset Managers, Inc.,
                                                         Executive Vice President and Chief Financial
STEPHANIE A. DESISTO (born 10/01/53) Assistant           Officer (prior to September 2000); Lexington
Treasurer                                                Funds, Treasurer (prior to September 2002)
Massachusetts Financial Services Company, Vice
President                                                ROBERT J. MANNING(6) (born 10/20/63) President
(since April 2003); Brown Brothers Harriman & Co.,       Massachusetts Financial Services Company, Chief
Senior Vice President (November 2002 to April            Executive Officer, President, Chief Investment
2003); ING Groep N.V./Aeltus Investment Management,      Officer and Director
Senior Vice President (prior to November 2002)
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
                                                         President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the  principal
    federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                           INVESTOR SERVICE
Massachusetts Financial Services Company                     MFS Service Center, Inc.
500 Boylston Street                                          P.O. Box 2281
Boston, MA 02116-3741                                        Boston, MA 02107-9906

DISTRIBUTOR                                                  For general information, call toll free:
MFS Fund Distributors, Inc.                                  1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                          8 p.m. Eastern time.
Boston, MA 02116-3741
                                                             For service to speech- or hearing-impaired individuals,
PORTFOLIO MANAGERS                                           call toll free: 1-800-637-6576 any business day
Steven R. Gorham+                                            from 9 a.m. to 5 p.m. Eastern time. (To use this
Lisa B. Nurme+                                               service, your phone must be equipped with a
                                                             Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                          For share prices, account balances, exchanges or stock
225 Franklin Street, Boston, MA 02110                        and bond outlooks, call toll free: 1-800-MFS-TALK
                                                             (1-800-637-8255) anytime from a touch-tonetelephone.
AUDITORS
Deloitte & Touche LLP                                        WORLD WIDE WEB
200 Berkeley Street, Boston, MA 02116                        mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the period ended December 31, 2003, Initial Class shares returned 24.96%, and Service Class shares returned 24.71%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with a 30.03% return over the same period for the fund's benchmark, the Russell 1000 Value Index, which measures the performance of U.S. large-cap value stocks.

INVESTMENT ENVIRONMENT
After two years of falling markets for value investors, absolute returns for value stocks improved during the 12-month period. However, we recognize that the series' return for the reporting period lagged that of the Russell 1000 Value Index. The series' underperformance largely occurred in the first six months of 2003, which was a challenging market environment for our conservative, quality-focused style. For the first half of the year, technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. Lower interest rates spurred that sharp rebound, in our view.

With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically sensitive stocks such as basic materials, industrials, energy, and transportation (railroad) issues.

PORTFOLIO POSITIONING
Our sector positioning did not change significantly during the reporting period that ended December 31, 2003. However, we found opportunities to shift into what we viewed as more reasonably valued names within sectors where company fundamentals had improved but stock prices had lagged returns from that sector's leaders.

DETRACTORS FROM PERFORMANCE
As has been the case for most of this year, the largest negative impact to relative performance came from our conservative positioning. Throughout the period, our underweighting in autos and housing, technology, and financial stocks detracted from performance. Our cautious positioning within the utility and leisure sectors also detracted from the series returns.

Our underweighted position in the financial sector caused relative returns to lag the benchmark even though the group was the series' third-best sector in contributing to absolute returns. Strong returns from FleetBoston and Goldman Sachs were somewhat offset by weaker returns from other financial stocks. FleetBoston was the object of a $47 billion takeover by Bank of America, and Goldman Sachs benefited from an increase in merger and acquisition activity and the recovery of the securities markets.

The portfolio's cash position also detracted from relative performance. As with nearly all variable product subaccounts, this portfolio holds some cash to facilitate transactions and provide liquidity. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Value Index, which has no cash position.

In the leisure sector, cable and publishing holdings such as Viacom and Tribune experienced weaker-than-expected advertising revenues. Although the price of both stocks rose, they lagged the sector. Reed Elsevier, which publishes professional journals and textbooks, trailed other leisure stocks. Investors were concerned about tight school budgets and weakness in advertising revenues from its business-to-business publications.

Investors in auto stocks appeared to focus their attention on improving auto sales as they pushed up prices of many of these stocks. We continued to be concerned about U.S. market share losses to overseas manufacturers, weak pricing, poor earnings quality, and pension and health care liabilities. As a result we were underweighted in the group and that underweighting negatively affected returns for the series.

CONTRIBUTORS TO PERFORMANCE
Returns from Caterpillar, Deere, and Emerson Electric led performance in the industrial goods and services sector. Rising commodity prices combined with increased farm subsidies improved the outlook for spending on agricultural equipment, benefiting Deere & Co. In addition, restructuring initiatives continued to drive improvements in margins and free cash flow. Strong quarterly earnings reports and continued expectations for improved economic activity helped move both Caterpillar and Emerson higher. The series sold Caterpillar when it reached our target price.

Although technology continues to be a relatively small sector in the portfolio, our holdings in this group have provided the strongest absolute returns for the 12-month reporting period ended December 31, 2003. Contributors within this group included Texas Instruments, Nortel Networks, Intel, and Motorola. Improvements in telecommunications-related equipment sales also helped to boost Texas Instruments' stock price. Nortel's stock rose sharply in the third quarter when the company announced a number of new contracts with large wireless companies such as Verizon and AT&T. Intel's stock price soared throughout the period as the company experienced strong personal computer chip sales, positive earnings, and a generally positive semiconductor environment. Motorola's stock price rose due to an improved outlook for its handset sales and a more focused corporate strategy. Texas Instruments, Nortel Networks, and Intel were sold when they achieved our price objectives.

Altria, formerly Philip Morris, led the series' consumer staples holdings. The company rebounded from earlier concerns about litigation and competitive pressures.

    Respectfully,

/s/ Lisa B. Nurme                                   /s/ Steven R. Gorham

    Lisa B. Nurme                                       Steven R. Gorham
    Portfolio Manager                                   Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS Investment Management(R) (MFS(R)). She oversees and provides strategic direction to the group of portfolio managers of our value or conservative equity products. Lisa also manages the conservative value portfolios of our mutual fund and variable annuity products and is a member of the portfolio management team of our total return products. She joined MFS in 1987 as a research analyst and was named portfolio manager in 1995, Senior Vice President in 1998, Director of Conservative Equity Portfolio Management in 1999, and Director of Value Portfolio Management in 2001. Prior to joining MFS, she was employed at Goldman Sachs. Lisa is a graduate of the University of North Carolina, where she was elected to Phi Beta Kappa.

Steven R. Gorham, CFA, is Senior Vice President of MFS and a portfolio manager of the value, global balanced and international growth and income portfolios of our mutual funds, variable annuities and institutional investment products. Steve joined MFS Distributors, the sales company of the MFS, in 1989. In 1992 he joined the Equity Research Department, and he became a research analyst in 1993 and an Investment Officer in 1996. He was named Vice President in 1998, a portfolio manager in 2000, and Senior Vice President in 2001. He is a graduate of the University of New Hampshire and has an M.B.A. from Boston College. He is a member of The Boston Security Analysts Society, Inc., and holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation and reasonable income.

Commencement of investment operations: January 2, 2002

Class inception: Initial Class   January 2, 2002
                 Service Class  January 2, 2002

Size: $55.1 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2003. Index information is from January 2, 2002.)

                           MFS Value Series           Russell 1000
                           - Initial Class             Value Index

             1/02                $10,000                 $10,000
            12/02                  8,63                    8,448
            12/03                 10,784                  10,985

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                   1 Year                Life*
----------------------------------------------------------------
Cumulative Total Return           +24.96%               +7.84%
----------------------------------------------------------------
Average Annual Total Return       +24.96%               +3.86%
----------------------------------------------------------------

SERVICE CLASS
                                   1 Year                Life*
----------------------------------------------------------------
Cumulative Total Return           +24.71%               +7.50%
----------------------------------------------------------------
Average Annual Total Return       +24.71%               +3.69%
----------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                   1 Year                Life*
----------------------------------------------------------------
Russell 1000 Value Index#         +30.03%               +4.81%
----------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2003. Index information is from January 1, 2002.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the results would be less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 96.1%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                   SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.5%
  Aerospace - 2.4%
    Honeywell International, Inc.                                                         2,650       $    88,590
    Lockheed Martin Corp.                                                                 6,100           313,540
    Northrop Grumman Corp.                                                                9,510           909,156
                                                                                                      -----------
                                                                                                      $ 1,311,286
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 18.2%
    American Express Co.                                                                 12,197       $   588,261
    Bank America Corp.                                                                   15,719         1,264,279
    Bank One Corp.                                                                       11,410           520,182
    Citigroup, Inc.                                                                      36,150         1,754,721
    Fannie Mae                                                                           14,964         1,123,198
    FleetBoston Financial Corp.                                                          34,883         1,522,643
    Mellon Financial Corp.                                                               31,481         1,010,855
    PNC Financial Services Group Co.                                                      7,400           405,002
    SouthTrust Corp.                                                                      8,070           264,131
    SunTrust Banks, Inc.                                                                 17,443         1,247,174
    Wells Fargo Co.                                                                       6,030           355,107
                                                                                                      -----------
                                                                                                      $10,055,553
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 3.3%
    Comcast Corp., "Special A"*                                                          19,170       $   599,638
    Cox Communications, Inc., "A"*                                                       18,230           628,023
    Time Warner, Inc.*                                                                   32,820           590,432
                                                                                                      -----------
                                                                                                      $ 1,818,093
-----------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 3.7%
    Goldman Sachs Group, Inc.                                                            11,772       $ 1,162,249
    Janus Capital Group, Inc.                                                             2,200            36,102
    Merrill Lynch & Co., Inc.                                                            14,355           841,921
                                                                                                      -----------
                                                                                                      $ 2,040,272
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 3.8%
    Air Products & Chemicals, Inc.                                                       12,356       $   652,768
    Dow Chemical Co.                                                                     13,120           545,398
    Monsanto Co.                                                                            950            27,341
    PPG Industries, Inc.                                                                 13,156           842,247
                                                                                                      -----------
                                                                                                      $ 2,067,754
-----------------------------------------------------------------------------------------------------------------
  Computer Software - 0.8%
    Microsoft Corp.                                                                      15,950       $   439,263
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.5%
    Hewlett-Packard Co.                                                                   7,700       $   176,869
    International Business Machines Corp.                                                 7,070           655,248
                                                                                                      -----------
                                                                                                      $   832,117
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.6%
    Kimberly-Clark Corp.                                                                 19,428       $ 1,148,001
    Newell Rubbermaid, Inc.                                                              12,750           290,317
                                                                                                      -----------
                                                                                                      $ 1,438,318
-----------------------------------------------------------------------------------------------------------------
  Containers - 0.5%
    Smurfit-Stone Container Corp.*                                                       13,400       $   248,838
-----------------------------------------------------------------------------------------------------------------

U.S. Stocks - continued
  Electrical Equipment - 1.3%
    Emerson Electric Co.                                                                 11,390       $   737,503
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.7%
    Devon Energy Corp.                                                                    3,460       $   198,120
    Unocal Corp.                                                                         19,933           734,132
                                                                                                      -----------
                                                                                                      $   932,252
-----------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 5.8%
    ChevronTexaco Corp.                                                                   5,850       $   505,381
    ConocoPhillips                                                                       15,980         1,047,809
    ExxonMobil Corp.                                                                     39,788         1,631,308
                                                                                                      -----------
                                                                                                      $ 3,184,498
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Viacom, Inc., "B"                                                                    22,519       $   999,393
-----------------------------------------------------------------------------------------------------------------
  Food & Drug Stores - 0.2%
    Safeway, Inc.*                                                                        3,730       $    81,724
-----------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 5.0%
    Archer-Daniels-Midland Co.                                                           52,254       $   795,306
    H.J. Heinz Co.                                                                       14,900           542,807
    Kellogg Co.                                                                          30,480         1,160,679
    PepsiCo, Inc.                                                                         4,218           196,643
    Tyson Foods, Inc., "A"                                                                6,230            82,485
                                                                                                      -----------
                                                                                                      $ 2,777,920
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.3%
    Bowater, Inc.                                                                         5,350       $   247,759
    International Paper Co.                                                              10,759           463,820
                                                                                                      -----------
                                                                                                      $   711,579
-----------------------------------------------------------------------------------------------------------------
  General Merchandise - 0.5%
    Sears, Roebuck & Co.                                                                  6,010       $   273,395
-----------------------------------------------------------------------------------------------------------------
  Insurance - 6.2%
    Allstate Corp.                                                                       15,645       $   673,048
    Chubb Corp.                                                                           6,515           443,672
    Hartford Financial Services Group, Inc.                                               8,183           483,042
    Marsh & McLennan Cos., Inc.                                                           3,040           145,586
    MetLife, Inc.                                                                        28,573           962,053
    Travelers Property Casualty Corp., "A"                                               43,490           729,762
                                                                                                      -----------
                                                                                                      $ 3,437,163
-----------------------------------------------------------------------------------------------------------------
  Leisure & Toys - 0.2%
    Hasbro, Inc.                                                                          5,320       $   113,210
-----------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.7%
    Deere & Co.                                                                           6,099       $   396,740
-----------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.2%
    Guidant Corp.                                                                         2,000       $   120,400
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 0.6%
    Keyspan Corp.                                                                         5,370       $   197,616
    National Fuel Gas Co.                                                                 5,960           145,662
                                                                                                      -----------
                                                                                                      $   343,278
-----------------------------------------------------------------------------------------------------------------

U.S. Stocks - continued
  Oil Services - 1.9%
    Baker Hughes, Inc.                                                                    4,260       $   137,001
    Noble Corp.*                                                                         12,477           446,427
    Schlumberger Ltd.                                                                     8,462           463,041
                                                                                                      -----------
                                                                                                      $ 1,046,469
-----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 6.0%
    Johnson & Johnson Co.                                                                24,950       $ 1,288,917
    Pfizer, Inc.                                                                         33,989         1,200,832
    Schering Plough Corp.                                                                46,770           813,330
                                                                                                      -----------
                                                                                                      $ 3,303,079
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.4%
    Tribune Co.                                                                          15,420       $   795,672
-----------------------------------------------------------------------------------------------------------------
  Railroad & Shipping - 1.7%
    Union Pacific Corp.                                                                  13,090       $   909,493
-----------------------------------------------------------------------------------------------------------------
  Restaurants - 0.3%
    McDonald's Corp.                                                                      6,500       $   161,395
-----------------------------------------------------------------------------------------------------------------
  Specialty Chemicals - 0.3%
    Praxair, Inc.                                                                         4,846       $   185,117
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.8%
    Motorola, Inc.                                                                       32,890       $   462,762
-----------------------------------------------------------------------------------------------------------------
  Telephone Services - 4.5%
    BellSouth Corp.                                                                       9,608       $   271,906
    SBC Communications, Inc.                                                             45,890         1,196,352
    Verizon Communications, Inc.                                                         28,210           989,607
                                                                                                      -----------
                                                                                                      $ 2,457,865
-----------------------------------------------------------------------------------------------------------------
  Tobacco - 2.7%
    Altria Group, Inc.                                                                   26,931       $ 1,465,585
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 4.1%
    Cinergy Corp.                                                                         9,900       $   384,219
    Dominion Resources, Inc.                                                              3,560           227,235
    Energy East Corp.                                                                    13,108           293,619
    Entergy Corp.                                                                         2,440           139,397
    FirstEnergy Corp.                                                                     3,790           133,408
    FPL Group, Inc.                                                                       3,364           220,073
    NSTAR Co.                                                                             4,748           230,278
    PPL Corp.                                                                             5,700           249,375
    TXU Corp.                                                                            16,440           389,957
                                                                                                      -----------
                                                                                                      $ 2,267,561
-----------------------------------------------------------------------------------------------------------------
  Wireless Communications - 0.5%
    AT&T Wireless Services, Inc.*                                                        35,900       $   286,841
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                     $47,702,388
-----------------------------------------------------------------------------------------------------------------

Foreign Stocks - 9.6%
  Canada - 0.1%
    Finning International, Inc. (Machinery & Tools)                                       2,340       $    54,319
-----------------------------------------------------------------------------------------------------------------
  France - 0.9%
    Total Fina S.A., ADR (Energy - Integrated)                                            5,121       $   473,744
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 3.3%
    Novartis AG (Pharmaceuticals)                                                        14,590       $   662,110
    Roche Holding AG (Pharmaceuticals)                                                    5,910           595,872
    Syngenta AG (Chemicals)                                                               8,604           579,256
                                                                                                      -----------
                                                                                                      $ 1,837,238
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 5.3%
    BHP Billiton PLC (Metals & Mining)                                                   42,740       $   372,310
    BP Amoco PLC, ADR (Energy - Integrated)                                              25,061         1,236,760
    Diageo PLC (Alcoholic Beverages)*                                                    30,060           394,391
    Reed Elsevier PLC (Printing & Publishing)                                            82,298           686,419
    Rio Tinto Group (Metals & Mining)*                                                    8,340           229,711
                                                                                                      -----------
                                                                                                      $ 2,919,591
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                  $ 5,284,892
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $46,414,058)                                                           $52,987,280
-----------------------------------------------------------------------------------------------------------------
Short-Term Obligation - 5.1%
-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 1/02/04, at Amortized Cost                      $2,817       $ 2,816,938
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $49,230,996)                                                      $55,804,218
Other Assets, Less Liabilities - (1.2)%                                                                  (686,364)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                   $55,117,854
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------------------------------
DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $49,230,996)                                       $55,804,218
  Cash                                                                                               189
  Receivable for series shares sold                                                              365,313
  Dividends receivable                                                                            80,110
                                                                                             -----------
      Total assets                                                                           $56,249,830
                                                                                             -----------
Liabilities:
  Payable for investments purchased                                                          $ 1,083,684
  Payable for series shares reacquired                                                            46,823
  Payable to affiliates -
    Management fee                                                                                 1,120
    Reimbursement fee                                                                                224
    Distribution fee (Service Class)                                                                 123
    Other liabilities                                                                                  2
                                                                                             -----------
      Total liabilities                                                                      $ 1,131,976
                                                                                             -----------
Net assets                                                                                   $55,117,854
                                                                                             -----------
Net assets consist of:
  Paid-in capital                                                                            $47,171,396
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                                          6,573,433
  Accumulated undistributed net realized gain on investments and foreign currency
    transactions                                                                               1,009,934
  Accumulated undistributed net investment income                                                363,091
                                                                                             -----------
      Total                                                                                  $55,117,854
                                                                                             -----------
Shares of beneficial interest outstanding                                                     5,126,659
                                                                                              ---------

Initial Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $36,980,699 / 3,436,067 shares of beneficial interest outstanding)          $10.76
                                                                                               ------

Service Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $18,137,155 / 1,690,592 shares of beneficial interest outstanding)          $10.73
                                                                                               ------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
---------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                                 $  611,579
    Interest                                                                                      14,535
    Foreign taxes withheld                                                                        (5,360)
                                                                                              ----------
      Total investment income                                                                 $  620,754
                                                                                              ----------

  Expenses -
    Management fee                                                                            $  197,572
    Trustees' compensation                                                                         1,648
    Shareholder servicing costs                                                                    9,773
    Distribution fee (Service Class)                                                              22,481
    Administrative fee                                                                             1,541
    Custodian fee                                                                                 29,360
    Printing                                                                                      23,784
    Postage                                                                                           22
    Auditing fees                                                                                 35,486
    Legal fees                                                                                     1,404
    Miscellaneous                                                                                  9,564
                                                                                              ----------
      Total expenses                                                                          $  332,635
    Fees paid indirectly                                                                             (56)
    Reduction of expenses by investment adviser                                                  (73,022)
                                                                                              ----------
      Net expenses                                                                            $  259,557
                                                                                              ----------
        Net investment income                                                                 $  361,197
                                                                                              ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                                   $1,140,702
    Foreign currency transactions                                                                  2,537
                                                                                              ----------
      Net realized gain on investments and foreign currency transactions                      $1,143,239
                                                                                              ----------

  Change in unrealized appreciation -
    Investments                                                                               $6,664,844
    Translation of assets and liabilities in foreign currencies                                      173
                                                                                              ----------
      Net unrealized gain on investments and foreign currency translation                     $6,665,017
                                                                                              ----------
        Net realized and unrealized gain on investments and foreign currency                  $7,808,256
                                                                                              ----------
          Increase in net assets from operations                                              $8,169,453
                                                                                              ----------
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                                              PERIOD ENDED
                                                                     YEAR ENDED               DECEMBER 31,
                                                              DECEMBER 31, 2003                      2002*
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $    361,197              $     33,930
  Net realized gain (loss) on investments and foreign currency
    transactions                                                      1,143,239                  (130,569)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                       6,665,017                   (91,584)
                                                                   ------------              ------------
    Increase (decrease) in net assets from operations              $  8,169,453              $   (188,223)
                                                                   ------------              ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                       $    (23,448)             $       --
  From net investment income (Service Class)                            (11,324)                     --
                                                                   ------------              ------------
    Total distributions declared to shareholders                   $    (34,772)             $       --
                                                                   ------------              ------------
Net increase in net assets from series share transactions          $ 37,750,494              $  9,420,902
                                                                   ------------              ------------
    Total increase in net assets                                   $ 45,885,175              $  9,232,679
Net assets:
  At beginning of period                                              9,232,679                      --
                                                                   ------------              ------------

  At end of period (including accumulated undistributed net
    investment income of $363,091 and $34,189, respectively)       $ 55,117,854              $  9,232,679
                                                                   ------------              ------------

* For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.
----------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED         PERIOD ENDED
INITIAL CLASS SHARES                                               DECEMBER 31, 2003    DECEMBER 31, 2002*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $       8.63              $      10.00
                                                                   ------------              ------------

Income from investment operations# -
  Net investment income(S)                                         $       0.14              $       0.16
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                               2.01                     (1.53)
                                                                   ------------              ------------
      Total from investment operations                             $       2.15              $      (1.37)
                                                                   ------------              ------------
Less distributions declared to shareholders from net investment
  income                                                           $      (0.02)             $       --
                                                                   ------------              ------------
Net asset value - end of period                                    $      10.76              $       8.63
                                                                   ------------              ------------
Total return                                                              24.96%                   (13.70)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               0.90%                     0.90%+
  Net investment income                                                    1.45%                     1.89%+
Portfolio turnover                                                           48%                      102%
Net assets at end of period (000 Omitted)                          $     36,981              $      5,497

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                       $       0.11              $      (0.01)
Ratios (to average net assets):
  Expenses##                                                               1.18%                     2.94%+
  Net investment income (loss)                                             1.17%                    (1.15)%+

  *For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED         PERIOD ENDED
SERVICE CLASS SHARES                                               DECEMBER 31, 2003    DECEMBER 31, 2002*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $       8.62              $      10.00
                                                                   ------------              ------------

Income from investment operations# -
  Net investment income(S)                                         $       0.11              $       0.12
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                               2.02                     (1.50)
                                                                   ------------              ------------
      Total from investment operations                             $       2.13              $      (1.38)
                                                                   ------------              ------------
Less distributions declared to shareholders from net investment
  income                                                           $      (0.02)             $       --
                                                                   ------------              ------------
Net asset value - end of period                                    $      10.73              $       8.62
                                                                   ------------              ------------
Total return                                                              24.71%                   (13.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.15%                     1.15%+
  Net investment income                                                    1.22%                     1.44%+
Portfolio turnover                                                           48%                      102%
Net assets at end of period (000 Omitted)                          $     18,137              $      3,735

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                                       $       0.09              $      (0.05)
Ratios (to average net assets):
  Expenses##                                                               1.43%                     3.19%+
  Net investment income (loss)                                             0.94%                    (0.60)%+

  * For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 24 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, and real estate investment trusts.

The tax character of distributions declared for the year ended December 31, 2003 and period ended December 31, 2002 was as follows:

                                           DECEMBER 31, 2003  DECEMBER 31, 2002
-------------------------------------------------------------------------------
Distributions declared from ordinary income          $34,772                 --

During the year ended December 31, 2003, accumulated undistributed net investment income increased by $2,477 and accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $2,477 due to differences between book and tax accounting for currency transactions and real estate investment trusts. This change had no effect on the net assets or net asset value per share.

At December 31, 2003, accumulated undistributed net investment income and accumulated undistributed realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                Undistributed ordinary income          $1,449,103
                Undistributed long-term capital gain       62,730
                Unrealized appreciation                 6,434,625

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class and Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2003, aggregate unreimbursed expenses amounted to $114,764.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                  First $2 billion           0.0175%
                  Next $2.5 billion          0.0130%
                  Next $2.5 billion          0.0005%
                  In excess of $7 billion    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $9,167 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $531 for the year ended December 31, 2003.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $48,765,464 and $12,232,743, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $49,369,804
                                                                 -----------
Gross unrealized appreciation                                    $ 6,434,483
Gross unrealized depreciation                                            (69)
                                                                 -----------
    Net unrealized appreciation                                  $ 6,434,414
                                                                 -----------

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                     YEAR ENDED DECEMBER 31, 2003  PERIOD ENDED DECEMBER 31, 2002*
                                     ----------------------------  ------------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                             3,169,111    $ 29,385,787         815,192    $  7,101,923
Shares issued to shareholders
  in reinvestment of distributions          2,698          23,448            --              --
Shares reacquired                        (373,097)     (3,415,355)       (177,837)     (1,555,474)
                                     ------------    ------------    ------------    ------------
    Net increase                        2,798,712    $ 25,993,880         637,355    $  5,546,449
                                     ------------    ------------    ------------    ------------

Service Class shares
                                     YEAR ENDED DECEMBER 31, 2003  PERIOD ENDED DECEMBER 31, 2002*
                                     ----------------------------  ------------------------------
                                           SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                             2,011,182    $ 18,196,907         899,776    $  8,024,842
Shares issued to shareholders
  in reinvestment of distributions          1,304          11,324            --              --
Shares reacquired                        (755,313)     (6,451,617)       (466,357)     (4,150,389)
                                     ------------    ------------    ------------    ------------
    Net increase                        1,257,173    $ 11,756,614         433,419    $  3,874,453
                                     ------------    ------------    ------------    ------------

* For the period from the commencement of the series' investment operations, January 2, 2002, through
  December 31, 2002.

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $225. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue- sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:

We have audited the accompanying statement of assets and liabilities of MFS Value Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year ended December 31, 2003 and the period from January 2, 2002 through December 31, 2002. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year ended December 31, 2003 and the period from January 2, 2002 through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VLU-ANN 2/04 2M

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) EMERGING
                GROWTH SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

MFS(R) EMERGING GROWTH SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee and      Electric Holdings, Inc. (welding equipment
President                                                manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice Chairman
(June 2000 to December 2001); Fidelity Management &      ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Research Company (investment adviser), President         Private investor; Rockefeller Financial Services,
(March 1997 to July 2001); The Bank of New York          Inc. (investment advisers), Chairman and Chief
(financial services), Director; Bell Canada              Executive Officer
Enterprises (telecommunications), Director; Telesat
(satellite communications), Director                     LAWRENCE T. PERERA (born 06/23/35) Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee
Massachusetts Financial Services Company, Chairman       WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Private investor; Harvard University Graduate
INDEPENDENT TRUSTEES                                     School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Dale A. Dutile+                                          business day from 9 a.m. to 5 p.m. Eastern time.
Eric B. Fischman+                                        (To use this service, your phone must be equipped
David E. Sette-Ducati+                                   with a Telecommunications Device for the Deaf).

CUSTODIANS                                               For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
225 Franklin Street, Boston, MA 02110                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
JP Morgan Chase Bank
One Chase Manhattan Plaza                                WORLD WIDE WEB
New York, NY 10081                                       mfs.com

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 30.23%, and Service Class shares 29.93%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 30.97% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. growth stocks.

MARKET ENVIRONMENT
In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April of 2003, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short- lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

DETRACTORS FROM PERFORMANCE
Technology was the portfolio's weakest sector over the period. Our underweighting of Intel, Texas Instruments, and Cisco Systems hurt performance as those stocks climbed. In the business services area, BISYS Group and Weight Watchers were key detractors. Business outsourcing firm Bisys Group lost value because of problems in its insurance and education divisions. Weight Watchers stock retreated as high-protein, low-carbohydrate diet programs took market share. Both stocks were sold out of the portfolio during the period.

The series' energy sector positions, which were largely in oil field services companies, generally underperformed when those firms failed to achieve the pricing power (ability to raise prices) that we had expected.

Media holdings Viacom and Westwood One lagged as the recovery we had anticipated in advertising was slow to materialize. Shares of specialty department store chain Kohl's declined as a result of disappointing sales trends. Drug distributor AmerisourceBergen detracted from performance as the firm lost two important customers during the period.

The portfolio's cash position also detracted from relative performance. As with nearly all variable product subaccounts, the series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 3000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE
Health care was by far the portfolio's strongest sector over the period. We were overweighted in biotech, medical equipment, and health care services stocks that we felt offered strong growth potential. In the biotech area, Genzyme, with two new drug approvals from the FDA (Food & Drug Administration), helped portfolio results. Biotech instrumentation company Invitrogen was also a strong contributor, as was Caremark Rx, which helps corporations contain prescription drug costs for employees.

Elsewhere in health care, we were underweighted in large-cap pharmaceutical names because we do not see them as the types of aggressive growth stocks that we try to pursue in this series. Not owning Merck and being underweighted in firms such as Pfizer and Johnson & Johnson helped performance as large-cap pharmaceutical firms generally struggled over the period, weighed down by patent expirations and a dearth of new drugs in the development pipeline. By period-end, we had sold our Pfizer position.

In the utilities and communications sector, we saw strong performance from Crown Castle International and American Tower, two firms that rent antenna towers to cellular telephone companies. Stocks of these companies rebounded in 2003 as investor concerns about the firms' high debt loads were alleviated by debt refinancing that improved their balance sheets and by improved cash flows, as cellular carriers increased spending to expand capacity.

Contributors in the leisure sector included Cendant, which benefited from a rebound in travel and from strong housing sales; satellite TV operator EchoStar Communications, which expanded its subscriber base and reported healthy gains in free cash flow; and Internet travel firm InterActive Corp., which benefited from market share gains in the online travel business.

Relative performance also benefited from the portfolio's underweighting in the consumer staples area. That sector, which is often seen as relatively defensive, underperformed during much of the period as investors favored more economically sensitive areas such as technology that they felt would benefit more from an economic recovery.

Although technology holdings as a group hurt results, a number of the series' long-time holdings in the sector were strong performers. These included storage software firm VERITAS Software and chip maker Analog Devices, which benefited from accelerating sales and order trends. Our underweighting of Microsoft also helped results as that stock lagged over the period.

Contributors to performance also included conglomerate Tyco, whose business benefited from the economic rebound and from a restructuring program, and German enterprise software firm SAP, which benefited from a general rebound in technology spending and from improving market share. Underweighting
Wal-Mart also helped relative performance as the retailer's stock lagged the broad market.

In addition, a cash settlement from a class-action lawsuit was a modest contributor to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the series had suffered losses on Cendant stock in 1998.

    Respectfully,

/s/ Dale A. Dutile                                  /s/ Eric B. Fischman

    Dale A. Dutile                                      Eric B. Fischman
    Portfolio Manager                                   Portfolio Manager

/s/ David E. Sette-Ducati

    David E. Sette-Ducati
    Portfolio Manager

Note to shareholders: Effective October, 2003, John E. Lathrop was no longer a manager of the portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

Dale A. Dutile is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the emerging growth portfolios of our mutual funds and variable annuities. He joined MFS in 1994 as a research analyst and was named Investment Officer in 1996, Vice President in 1998, portfolio manager in 2000, and Senior Vice President in 2001. Dale is a graduate of Boston College and has a master's degree from MIT's Sloan School of Management.

Eric B. Fischman, CFA, is a portfolio manager for MFS Investment Management(R). He is a manager of the mid-cap growth and emerging growth portfolios of our mutual funds, variable annuities and institutional accounts. Mr. Fischman joined MFS as a research analyst in 2000 specializing in the cable television, entertainment, Internet, and technical and consumer software industries. He was promoted to portfolio manager in April 2002. From 1998 to 2000, he served as an equity research analyst at State Street Research, covering the telecommunications services and telecommunications equipment industries. From 1994 to 1996, he was Vice President at Funds Distributor and, from 1992 to 1994, he was a staff attorney at the Federal Reserve Board in Washington, DC. He earned an MBA from Columbia Business School in 1998, a law degree from Boston University School of Law, and a bachelor's degree from Cornell University. He also holds a Certified Financial Analyst designation.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: July 24, 1995

Class inception: Initial Class  July 24, 1995
                 Service Class May 1, 2000

Size: $877.5 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes may be greater or lesser than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT
A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT
UNITS.
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2003. Index information is from August 1, 1995.)

                         MFS Emerging
                        Growth Series --           Russell 3000
                         Initial Class             Growth Index

          7/95             $10,000                   $10,000
          12/95             11,741                    10,901
          12/97             16,749                    17,104
          12/99             39,709                    30,905
          12/01             21,234                    19,272
          12/03             18,317                    18,165

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                                        1 Year           3 Years           5 Years             Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +30.23%           -42.62%           -18.49%           +83.17%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            +30.23%           -16.90%           - 4.01%           + 7.44%
--------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                        1 Year           3 Years           5 Years             Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +29.93%           -42.95%           -19.01%           +82.00%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            +29.93%           -17.06%           - 4.13%           + 7.35%
--------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                                        1 Year           3 Years           5 Years             Life*
--------------------------------------------------------------------------------------------------------------------
Russell 3000 Growth Index#                             +30.97%           - 8.84%           - 4.69%           + 7.35%
--------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2003.
    Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the series' performance would be less favorable. Please see the prospectus and financial statements for details.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 98.3%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 87.1%
  Airlines - 1.3%
    JetBlue Airways Corp.*#                                                            165,850         $  4,398,342
    Southwest Airlines Co.                                                             452,600            7,304,964
                                                                                                       ------------
                                                                                                       $ 11,703,306
-------------------------------------------------------------------------------------------------------------------
  Apparel Manufacturers - 0.9%
    Coach, Inc.*                                                                        31,100         $  1,174,025
    Reebok International Ltd.                                                          121,900            4,793,108
    Talbots, Inc.#                                                                      56,400            1,735,992
                                                                                                       ------------
                                                                                                       $  7,703,125
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 1.9%
    Citigroup, Inc.                                                                    195,685         $  9,498,550
    Investors Financial Services Corp.#                                                 97,300            3,737,293
    SLM Corp.                                                                          100,400            3,783,072
                                                                                                       ------------
                                                                                                       $ 17,018,915
-------------------------------------------------------------------------------------------------------------------
  Biotechnology - 3.9%
    Amgen, Inc.*                                                                       102,010         $  6,304,218
    Biogen Idec, Inc.*                                                                  63,500            2,335,530
    Celgene Corp.*#                                                                     18,700              841,874
    Genentech, Inc.*                                                                    25,900            2,423,463
    Genzyme Corp.*                                                                     139,510            6,883,423
    Gilead Sciences, Inc.*                                                             215,200           12,511,728
    ICOS Corp.*#                                                                        20,400              842,112
    Millennium Pharmaceuticals, Inc.*                                                   83,200            1,553,344
    Neurocrine Biosciences, Inc.*#                                                      15,900              867,186
                                                                                                       ------------
                                                                                                       $ 34,562,878
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 9.2%
    Citadel Broadcasting Corp.*                                                        121,300         $  2,713,481
    Clear Channel Communications, Inc.                                                 208,560            9,766,865
    Comcast Corp., "A"*                                                                411,100           13,512,857
    E.W. Scripps Co., "A"#                                                              34,620            3,259,127
    EchoStar Communications Corp., "A"*                                                418,710           14,236,140
    Entercom Communications Corp., "A"*#                                               162,114            8,585,557
    LIN TV Corp., "A"*#                                                                 55,700            1,437,617
    NTL, Inc.*#                                                                        173,480           12,100,230
    Time Warner, Inc.*                                                                 350,700            6,309,093
    Westwood One, Inc.*                                                                269,080            9,205,227
                                                                                                       ------------
                                                                                                       $ 81,126,194
-------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 4.0%
    Affiliated Managers Group, Inc.*#                                                   17,300         $  1,203,907
    Ameritrade Holding Corp.*                                                          187,200            2,633,904
    Franklin Resources, Inc.                                                           206,800           10,766,008
    Goldman Sachs Group, Inc.                                                           82,104            8,106,128
    Legg Mason, Inc.#                                                                   43,500            3,357,330
    Merrill Lynch & Co., Inc.                                                          159,278            9,341,655
                                                                                                       ------------
                                                                                                       $ 35,408,932
-------------------------------------------------------------------------------------------------------------------
  Business Services - 4.3%
    Affiliated Computer Services, Inc., "A"*                                           151,480         $  8,249,601
    Alliance Data Systems Corp.*                                                        25,000              692,000
    Corporate Executive Board Co.*                                                      56,400            2,632,188
    DST Systems, Inc.*                                                                 181,800            7,591,968
    Fiserv, Inc.*                                                                      107,400            4,243,374
    Getty Images, Inc.*                                                                 82,600            4,140,738
    Manpower, Inc.                                                                      65,900            3,102,572
    Monster Worldwide, Inc.*#                                                          143,300            3,146,868
    Paychex, Inc.                                                                       45,900            1,707,480
    Robert Half International, Inc.*#                                                   54,900            1,281,366
    SunGard Data Systems, Inc.*                                                         44,180            1,224,228
                                                                                                       ------------
                                                                                                       $ 38,012,383
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Lyondell Chemical Co.#                                                              35,650         $    604,268
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 6.7%
    Akamai Technologies, Inc.*#                                                        231,300         $  2,486,475
    Ascential Software Corp.*                                                           26,100              676,773
    BEA Systems, Inc.*#                                                                185,754            2,284,774
    Mercury Interactive Corp.*                                                          71,200            3,463,168
    Microsoft Corp.                                                                    676,900           18,641,826
    Netscreen Technologies, Inc.*                                                      213,900            5,294,025
    Networks Associates, Inc.*                                                         167,840            2,524,314
    Oracle Corp.*                                                                      434,057            5,729,552
    Symantec Corp.*#                                                                   254,600            8,821,890
    VERITAS Software Corp.*                                                            248,674            9,240,726
                                                                                                       ------------
                                                                                                       $ 59,163,523
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.7%
    Hewlett-Packard Co.                                                                241,901         $  5,556,466
    International Business Machines Corp.                                                1,100              101,948
    Micros Systems, Inc.*#                                                              14,400              624,384
                                                                                                       ------------
                                                                                                       $  6,282,798
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.8%
    Avon Products, Inc.                                                                 97,500         $  6,580,275
-------------------------------------------------------------------------------------------------------------------
  Consumer Services - 1.6%
    Apollo Group, Inc., "A"*                                                            36,800         $  2,502,400
    Career Education Corp.*                                                            195,900            7,849,713
    Corinthian Colleges, Inc.*                                                          67,700            3,761,412
    Orbitz, Inc., "A"#                                                                   3,500               81,200
                                                                                                       ------------
                                                                                                       $ 14,194,725
-------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.5%
    American Standard Cos., Inc.*                                                       24,600         $  2,477,220
    Rockwell Automation, Inc.                                                           88,400            3,147,040
    Tyco International Ltd.                                                            571,100           15,134,150
    W. W. Grainger, Inc.                                                                26,700            1,265,313
                                                                                                       ------------
                                                                                                       $ 22,023,723
-------------------------------------------------------------------------------------------------------------------
  Electronics - 7.7%
    Agere Systems, Inc., "B"*                                                        2,595,800         $  7,527,820
    Amphenol Corp., "A"*#                                                               25,000            1,598,250
    Analog Devices, Inc.                                                               274,572           12,534,212
    California Amplifier, Inc.*                                                             90                1,266
    Cymer, Inc.*#                                                                       55,700            2,572,783
    Intel Corp.                                                                        201,600            6,491,520
    Linear Technology Corp.                                                             60,170            2,531,352
    Microchip Technology, Inc.                                                          44,200            1,474,512
    Novellus Systems, Inc.*                                                            138,069            5,805,801
    Nvidia Corp.*#                                                                      99,600            2,315,700
    PMC-Sierra, Inc.*#                                                                 149,300            3,008,395
    Texas Instruments, Inc.                                                            283,300            8,323,354
    Vishay Intertechnology, Inc.*#                                                     116,300            2,663,270
    Xilinx, Inc.*                                                                      279,500           10,827,830
                                                                                                       ------------
                                                                                                       $ 67,676,065
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    Viacom, Inc., "B"                                                                  140,800         $  6,248,704
    Walt Disney Co.                                                                    280,600            6,546,398
                                                                                                       ------------
                                                                                                       $ 12,795,102
-------------------------------------------------------------------------------------------------------------------
  Food & Drug Stores - 1.8%
    CVS Corp.                                                                          168,400         $  6,082,608
    Rite Aid Corp.*                                                                    488,100            2,948,124
    Walgreen Co.                                                                       188,170            6,845,625
                                                                                                       ------------
                                                                                                       $ 15,876,357
-------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 0.7%
    Hershey Foods Corp.                                                                 23,800         $  1,832,362
    Sysco Corp.                                                                        118,000            4,393,140
                                                                                                       ------------
                                                                                                       $  6,225,502
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 2.9%
    Carnival Corp.                                                                     115,200         $  4,576,896
    Cendant Corp.*                                                                     381,220            8,489,770
    Hilton Hotels Corp.                                                                135,500            2,321,115
    Royal Caribbean Cruises Ltd.#                                                       69,400            2,414,426
    Starwood Hotels & Resorts Co., "B"                                                 211,260            7,599,022
                                                                                                       ------------
                                                                                                       $ 25,401,229
-------------------------------------------------------------------------------------------------------------------
  General Merchandise - 1.6%
    Kohl's Corp.*                                                                      120,730         $  5,425,606
    Target Corp.                                                                       221,920            8,521,728
                                                                                                       ------------
                                                                                                       $ 13,947,334
-------------------------------------------------------------------------------------------------------------------
  Health Maintenance Organizations - 0.4%
    Aetna, Inc.                                                                         47,300         $  3,196,534
-------------------------------------------------------------------------------------------------------------------
  Home Construction - 0.2%
    Toll Brothers, Inc.*                                                                41,600         $  1,654,016
-------------------------------------------------------------------------------------------------------------------
  Insurance - 0.7%
    Marsh & McLennan Cos., Inc.                                                        122,000         $  5,842,580
-------------------------------------------------------------------------------------------------------------------
  Internet - 1.5%
    Ebay, Inc.*                                                                        132,000         $  8,525,880
    InterActive Corp.*#                                                                134,184            4,552,863
                                                                                                       ------------
                                                                                                       $ 13,078,743
-------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.6%
    Illinois Tool Works, Inc.                                                           67,200         $  5,638,752
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 2.4%
    Cardinal Health, Inc.                                                               91,500         $  5,596,140
    Caremark Rx, Inc.*                                                                 257,170            6,514,116
    Fisher Scientific International, Inc.*                                             163,700            6,772,269
    Tenet Healthcare Corp.*                                                            144,800            2,324,040
                                                                                                       ------------
                                                                                                       $ 21,206,565
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 7.4%
    AmerisourceBergen Corp.                                                            117,200         $  6,580,780
    Apogent Technologies, Inc.*                                                         68,200            1,571,328
    Applera Corp.                                                                      151,900            3,145,849
    Baxter International, Inc.                                                         145,900            4,452,868
    C.R. Bard, Inc.                                                                     90,800            7,377,500
    Cytyc Corp.*#                                                                      432,930            5,957,117
    DENTSPLY International, Inc.                                                        81,300            3,672,321
    Guidant Corp.                                                                      103,500            6,230,700
    Invitrogen Corp.*#                                                                  74,200            5,194,000
    K-V Pharmaceutical Co., "A"*#                                                       50,200            1,280,100
    Medtronic, Inc.                                                                    174,400            8,477,584
    Millipore Corp.*                                                                   121,200            5,217,660
    Thermo Electron Corp.*                                                             135,500            3,414,600
    Thoratec Corp.*#                                                                    64,300              836,543
    Waters Corp.*                                                                       44,100            1,462,356
                                                                                                       ------------
                                                                                                       $ 64,871,306
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 1.6%
    BJ Services Co.*                                                                   145,500         $  5,223,450
    Cooper Cameron Corp.*                                                               41,380            1,928,308
    GlobalSantaFe Corp.                                                                 74,700            1,854,801
    Nabors Industries Ltd.*                                                             45,400            1,884,100
    Rowan Cos., Inc.*                                                                   52,600            1,218,742
    Smith International, Inc.*                                                          53,400            2,217,168
                                                                                                       ------------
                                                                                                       $ 14,326,569
-------------------------------------------------------------------------------------------------------------------
  Personal Computers & Peripherals - 2.3%
    Apple Computer, Inc.*                                                              154,300         $  3,297,391
    Dell, Inc.*                                                                        383,990           13,040,300
    Ingram Micro, Inc., "A"*                                                           184,100            2,927,190
    Zebra Technologies Corp., "A"*                                                      11,300              749,981
                                                                                                       ------------
                                                                                                       $ 20,014,862
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.7%
    Johnson & Johnson Co.                                                              124,000         $  6,405,840
    Medicis Pharmaceutical Corp., "A"#                                                  90,300            6,438,390
    Watson Pharmaceuticals, Inc.*                                                       49,500            2,277,000
                                                                                                       ------------
                                                                                                       $ 15,121,230
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.6%
    Lamar Advertising Co., "A"*                                                         32,100         $  1,197,972
    Meredith Corp.                                                                      76,400            3,729,084
                                                                                                       ------------
                                                                                                       $  4,927,056
-------------------------------------------------------------------------------------------------------------------
  Restaurants - 2.2%
    Aramark Corp., "B"                                                                 300,720         $  8,245,742
    Cheesecake Factory*#                                                                59,000            2,597,770
    Darden Restaurants, Inc.                                                            80,100            1,685,304
    Outback Steakhouse, Inc.#                                                          144,950            6,408,240
                                                                                                       ------------
                                                                                                       $ 18,937,056
-------------------------------------------------------------------------------------------------------------------
  Specialty Chemicals - 0.6%
    Praxair, Inc.                                                                      140,960         $  5,384,672
-------------------------------------------------------------------------------------------------------------------
  Specialty Stores - 4.2%
    Best Buy Co., Inc.                                                                  59,700         $  3,118,728
    Home Depot, Inc.                                                                    89,300            3,169,257
    Hot Topic, Inc.*                                                                    20,500              603,930
    Office Depot, Inc.*#                                                               104,000            1,737,840
    Pacific Sunwear of California*#                                                     31,400              663,168
    PETsMART, Inc.                                                                     126,800            3,017,840
    Ross Stores, Inc.                                                                  352,400            9,313,932
    Staples, Inc.*                                                                     229,500            6,265,350
    Tiffany & Co.                                                                       85,600            3,869,120
    Williams-Sonoma, Inc.*                                                             150,700            5,239,839
                                                                                                       ------------
                                                                                                       $ 36,999,004
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.2%
    Spectrasite, Inc.*                                                                  42,450         $  1,475,137
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.7%
    ADTRAN, Inc.                                                                       188,400         $  5,840,400
    Andrew Corp.*                                                                       64,600              743,546
    CIENA Corp.*                                                                       187,000            1,241,680
    Cisco Systems, Inc.*                                                               738,598           17,940,545
    Corning, Inc.*                                                                     263,400            2,747,262
    F5 Networks, Inc.*                                                                   9,510              238,701
    Juniper Networks, Inc.*#                                                           127,200            2,376,096
    Scientific-Atlanta, Inc.                                                            44,500            1,214,850
                                                                                                       ------------
                                                                                                       $ 32,343,080
-------------------------------------------------------------------------------------------------------------------
  Trucking - 1.2%
    Expeditors International of Washington, Inc.                                        61,300         $  2,308,558
    Fedex Corp.                                                                         89,100            6,014,250
    Swift Transportation, Inc.*                                                         82,300            1,729,946
                                                                                                       ------------
                                                                                                       $ 10,052,754
-------------------------------------------------------------------------------------------------------------------
  Wireless Communications - 1.5%
    American Tower Corp., "A"*#                                                        411,170         $  4,448,859
    Crown Castle International Corp.*                                                  299,000            3,297,970
    NEXTEL Communications, Inc., "A"*                                                  178,500            5,008,710
                                                                                                       ------------
                                                                                                       $ 12,755,539
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                      $764,132,089
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 11.2%
  Bermuda - 0.7%
    Marvell Technology Group Ltd. (Electronics)*                                       164,400         $  6,235,692
-------------------------------------------------------------------------------------------------------------------
  Brazil - 0.1%
    Embraer-Empresa Brasileira de Aeronautica, ADR (Aerospace)                          23,200         $    812,696
-------------------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Cognos, Inc. (Computer Software)*                                                  110,600         $  3,386,572
    Four Seasons Hotels, Inc. (Gaming & Lodging)#                                       27,100            1,386,165
    Nortel Networks Corp. (Telecommunications - Wireline)*#                          1,243,800            5,261,274
                                                                                                       ------------
                                                                                                       $ 10,034,011
-------------------------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications - Wireless)                                   422,100         $  7,175,700
-------------------------------------------------------------------------------------------------------------------
  Germany - 1.4%
    Bayerische Motoren Werke AG (Automotive)#                                          196,100         $  9,080,054
    SAP AG, ADR (Computer Software)                                                     76,600            3,183,496
                                                                                                       ------------
                                                                                                       $ 12,263,550
-------------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.5%
    Seagate Technology (Personal Computers & Peripherals)                              236,800         $  4,475,520
-------------------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)#                        121,500         $  6,890,265
-------------------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    America Movil S.A. de C.V., ADR (Wireless Communications)                           92,800         $  2,537,152
-------------------------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    Flextronics International Ltd. (Personal Computers & Peripherals)*                 345,800         $  5,131,672
-------------------------------------------------------------------------------------------------------------------
  Switzerland - 1.2%
    Alcon, Inc. (Medical Equipment)                                                     78,500         $  4,752,390
    Novartis AG (Pharmaceuticals)                                                      127,800            5,799,701
                                                                                                       ------------
                                                                                                       $ 10,552,091
-------------------------------------------------------------------------------------------------------------------
  Taiwan - 0.6%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)                     509,200         $  5,214,208
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 3.1%
    Amdocs Ltd. (Computer Software)*                                                   509,800         $ 11,460,304
    AstraZeneca Group PLC (Pharmaceuticals)                                            239,900           11,476,666
    Vodafone Group PLC, ADR (Wireless Communications)#                                 173,507            4,344,615
                                                                                                       ------------
                                                                                                       $ 27,281,585
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                   $ 98,604,142
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $774,912,946)                                                           $862,736,231
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 1.2%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 12/31/03, due 1/02/04, total to be received $10,715,566 (secured by various U.S. Treasury and Federal
      Agency obligations in a jointly traded account), at Cost                         $10,715         $ 10,715,000
-------------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 7.0%
-------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT/
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
    Goldman Sachs & Co., Repurchase Agreement, 1.02%                                   924,350             $924,350
    Navigator Securities Lending Prime Portfolio                                    60,531,077           60,531,077
-------------------------------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned                                                                 $ 61,455,427
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $847,083,373)                                                      $934,906,658
Other Assets, Less Liabilities - (6.5)%                                                                 (57,418,198)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                    $877,488,460
-------------------------------------------------------------------------------------------------------------------
 *Non-income producing security.
# All or a portion of this security is on loan.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value including $59,842,080 of
    securities on loan (identified cost, $847,083,373)           $  934,906,658
  Cash                                                                      985
  Receivable for investments sold                                    11,483,844
  Receivable for series shares sold                                     579,680
  Interest and dividends receivable                                     480,696
                                                                 --------------
      Total assets                                               $  947,451,863
                                                                 --------------
Liabilities:
  Payable for investments purchased                              $    7,655,862
  Payable for series shares reacquired                                  696,989
  Collateral for securities loaned, at value                         61,455,427
  Payable to affiliates -
    Management fee                                                       18,005
    Shareholder servicing costs                                             893
    Distribution fee (Service Class)                                        308
  Accrued expenses and other liabilities                                135,919
                                                                 --------------
      Total liabilities                                          $   69,963,403
                                                                 --------------
Net assets                                                       $  877,488,460
                                                                 --------------
Net assets consist of:
  Paid-in capital                                                $1,659,666,926
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     87,823,759
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (870,002,225)
                                                                 --------------
      Total                                                      $  877,488,460
                                                                 --------------
Shares of beneficial interest outstanding                          56,598,450
                                                                   ----------
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $849,717,688 / 54,796,732
    shares of beneficial interest outstanding)                      $15.51
                                                                    ------
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $27,770,772 / 1,801,718
    shares of beneficial interest outstanding)                      $15.41
                                                                    ------
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  4,800,507
    Interest                                                            449,760
    Foreign taxes withheld                                              (64,302)
                                                                   ------------
      Total investment income                                      $  5,185,965
                                                                   ------------

  Expenses -
    Management fee                                                 $  6,036,658
    Trustees' compensation                                               17,325
    Shareholder servicing costs                                         282,631
    Distribution fee (Service Class)                                     53,768
    Administrative fee                                                   75,677
    Custodian fee                                                       246,614
    Printing                                                            232,260
    Postage                                                                 127
    Auditing fees                                                        35,640
    Legal fees                                                            4,491
    Miscellaneous                                                        43,245
                                                                   ------------
      Total expenses                                               $  7,028,436
    Fees paid indirectly                                                (36,862)
                                                                   ------------
      Net expenses                                                 $  6,991,574
                                                                   ------------
        Net investment loss                                        $ (1,805,609)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions*                                       $ 43,552,074
    Written option transactions                                         840,939
    Foreign currency transactions                                            71
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $ 44,393,084
                                                                   ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                    $168,198,361
    Written options                                                    (114,501)
    Translation of assets and liabilities in foreign
      currencies                                                           (284)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $168,083,576
                                                                   ------------
        Net realized and unrealized gain on investments
          and foreign currency                                     $212,476,660
                                                                   ------------
          Increase in net assets from operations                   $210,671,051
                                                                   ------------

* Includes proceeds received from a non-recurring cash settlement in the amount of $5,562,374 from a class-action lawsuit against Cendant Corporation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                  2003                2002
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                         $    (1,805,609)   $    (2,710,324)
  Net realized gain (loss) on investments and foreign currency transactions        44,393,084       (308,043,052)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                   168,083,576       (184,032,113)
                                                                              ---------------    ---------------
    Increase (decrease) in net assets from operations                         $   210,671,051    $  (494,785,489)
                                                                              ---------------    ---------------
Net decrease in net assets from series share transactions                     $  (107,658,530)   $  (216,510,067)
                                                                              ---------------    ---------------
      Total increase (decrease) in net assets                                 $   103,012,521    $  (711,295,556)
Net assets:
  At beginning of period                                                          774,475,939      1,485,771,495
                                                                              ---------------    ---------------
  At end of period                                                            $   877,488,460    $   774,475,939
                                                                              ---------------    ---------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued
Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series'
independent auditors, whose report, together with the series' financial statements, are included in this report.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
INITIAL CLASS SHARES                                         2003            2002            2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                      $11.91          $17.98          $28.85         $37.94         $21.47
                                                           ------          ------          ------         ------         ------
Income from investment operations# -
  Net investment loss                                      $(0.03)         $(0.04)         $(0.03)        $(0.01)        $(0.06)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         3.63           (6.03)          (9.44)         (7.07)         16.53
                                                           ------          ------          ------         ------         ------
      Total from investment operations                     $ 3.60          $(6.07)         $(9.47)        $(7.08)        $16.47
                                                           ------          ------          ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                               $ --            $ --            $(1.04)        $(2.01)        $ --
  In excess of net realized gain on investments and
    foreign currency transactions                            --              --             (0.36)          --             --
                                                           ------          ------          ------         ------         ------
      Total distributions declared to shareholders         $ --            $ --            $(1.40)        $(2.01)        $ --
                                                           ------          ------          ------         ------         ------
Net asset value - end of period                            $15.51          $11.91          $17.98         $28.85         $37.94
                                                           ------          ------          ------         ------         ------
Total return                                                30.23%*        (33.76)%        (33.49)%       (19.61)%        76.71%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.87%           0.86%           0.87%          0.85%          0.84%
  Net investment loss                                       (0.22)%         (0.24)%         (0.14)%        (0.04)%        (0.23)%
Portfolio turnover                                            103%            111%            231%           200%           176%
Net assets at end of period (000 Omitted)                $849,718        $757,499      $1,462,469     $2,312,406     $2,132,528

 *The series' total return calculation includes proceeds received on March 26, 2003 from a non- recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series'
  ending net asset value per share, the total return for the year ended December 31, 2003 would have been 29.48%.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                                            -----------------------------------------          DECEMBER 31,
SERVICE CLASS SHARES                                             2003            2002            2001                 2000*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                          $11.86          $17.93          $28.83                $35.70
                                                               ------          ------          ------                ------
Income from investment operations# -
  Net investment income (loss)                                 $(0.06)         $(0.07)         $(0.08)               $ 0.00(+)(S)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         3.61           (6.00)          (9.42)                (6.87)
                                                               ------          ------          ------                ------
    Total from investment operations                           $ 3.55          $(6.07)         $(9.50)               $(6.87)
                                                               ------          ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                                   $ --            $ --            $(1.04)               $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                --              --             (0.36)                 --
                                                               ------          ------          ------                ------
    Total distributions declared to shareholders               $ --            $ --            $(1.40)               $ --
                                                               ------          ------          ------                ------
Net asset value - end of period                                $15.41          $11.86          $17.93                $28.83
                                                               ------          ------          ------                ------
Total return                                                    29.93%**       (33.85)%        (33.62)%              (19.66)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.12%           1.09%           1.07%                 1.05%+
  Net investment income (loss)                                  (0.47)%         (0.46)%         (0.40)%                0.01%+
Portfolio turnover                                                103%            111%            231%                  200%
Net assets at end of period (000 Omitted)                     $27,771         $16,977         $23,303               $15,826

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 ** The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series'
    ending net asset value per share, the total return for the year ended December 31, 2003 would have been 29.18%.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from fees paid indirectly.
(+) Per share amount was less than $0.01.
(S) The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales or series shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

Notes to Financial Statements

(1) Business and OrganizationMFS Emerging Growth Series (series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 130 shareholders.

(2) Significant Accounting PoliciesGeneral - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Listed options are valued at the closing price as reported by an independent pricing service on the principal exchange on which they are traded. Unlisted options are valued by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The series was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the series received a cash settlement in the amount of $5,562,374, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.09 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the year ended December 31, 2003 would have been 0.75% lower per class.

 Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $9,839 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For year ended December 31, 2003, the series' miscellaneous expenses were reduced by $27,023 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, and net operating losses.

The series paid no distributions for the years ended December 31, 2003 and December 31, 2002.

During the year ended December 31, 2003, accumulated net investment loss decreased by $1,805,609, accumulated net realized loss on investments and foreign currency transactions increased by $71, and paid-in capital decreased by $1,805,538 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                  Capital loss carryforward         $(847,511,497)
                  Unrealized appreciation              65,333,031

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, $(443,633,510) and December 31, 2010 $(403,877,987).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                  First $2 billion                0.0175%
                  Next $2.5 billion               0.0130%
                  Next $2.5 billion               0.0005%
                  In excess of $7 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $281,711 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $384 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $805,404,138 and $902,838,055, respectively. The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $869,574,101
                                                                  ------------
Gross unrealized appreciation                                     $ 83,259,406
Gross unrealized depreciation                                      (17,926,849)
                                                                  ------------
    Net unrealized appreciation                                   $ 65,332,557
                                                                  ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                     YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                              -----------------------------------   -----------------------------------
                                       SHARES              AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                         7,407,820       $ 101,448,765        15,282,624       $ 235,432,522
Shares reacquired                 (16,234,699)       (214,436,904)      (33,013,971)       (454,020,205)
                                  -----------       -------------       -----------       -------------
    Net decrease                   (8,826,879)      $(112,988,139)      (17,731,347)      $(218,587,683)
                                  -----------       -------------       -----------       -------------

Service Class shares

                                     YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                              -----------------------------------   -----------------------------------
                                       SHARES              AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           990,344       $  13,706,023         2,363,530       $  30,576,236
Shares reacquired                    (619,538)         (8,376,414)       (2,232,430)        (28,498,620)
                                  -----------       -------------       -----------       -------------
    Net increase                      370,806       $   5,329,609           131,100       $   2,077,616
                                  -----------       -------------       -----------       -------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $5,517, which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The series had no significant borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                             NUMBER OF            PREMIUMS
                                             CONTRACTS            RECEIVED
-----------------------------------------------------------------------------
Outstanding, beginning of period                 1,238          $  203,846
Options written                                 11,613           1,519,214
Options terminated in closing transactions      (4,981)           (737,989)
Options exercised                                 (678)            (45,326)
Options expired                                 (7,192)           (939,745)
                                                ------          ----------
Outstanding, end of period                         --           $   --
                                                ------          ----------

(8) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin
R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue- sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Growth Series (the "Series") (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Growth Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                         VEG-ANN 2/04 154M

[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) TOTAL
                RETURN SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee and      Electric Holdings, Inc. (welding equipment
President                                                manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28)
Management & Research Company (investment                Trustee
adviser), President (March 1997 to July 2001); The       Private investor; Rockefeller Financial Services,
Bank of New York (financial services), Director;         Inc. (investment advisers), Chairman and Chief
Bell Canada Enterprises (telecommunications),            Executive Officer
Director; Telesat (satellite communications),
Director                                                 LAWRENCE T. PERERA (born 06/23/35) Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee
Massachusetts Financial Services Company, Chairman       WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Private investor; Harvard University Graduate
INDEPENDENT TRUSTEES                                     School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
                                                         Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Chief          President (since August 2000); UAM Fund Services,
Executive Officer and Director                           Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        RICHARD M. HISEY (born 08/29/58) Treasurer
Secretary and Assistant Clerk                            Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President (since July 2002); The Bank of New
Vice President and Associate General Counsel             York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Executive Vice President and Chief Financial
Clerk                                                    Officer (prior to September 2000); Lexington
Massachusetts Financial Services Company, Senior         Funds, Treasurer (prior to September 2002)
Vice President, General Counsel and Secretary
                                                         ROBERT J. MANNING(6) (born 10/20/63) President
STEPHANIE A. DESISTO (born 10/01/53) Assistant           Massachusetts Financial Services Company, Chief
Treasurer                                                Executive Officer, President, Chief Investment
Massachusetts Financial Services Company, Vice           Officer and Director
President (since April 2003); Brown Brothers
Harriman & Co., Senior Vice President (November          ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
2002 to April 2003); ING Groep N.V./Aeltus               Massachusetts Financial Services Company, Vice
Investment Management, Senior Vice President             President
(prior to November 2002)
                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
David M. Calabro+                                        business day from 9 a.m. to 5 p.m. Eastern time.
Kenneth J. Enright+                                      (To use this service, your phone must be equipped
Steven R. Gorham+                                        with a Telecommunications Device for the Deaf).
Constantinos Mokas+
Lisa B. Nurme+                                           For share prices, account balances, exchanges or
Michael W. Roberge+                                      stock and bond outlooks, call toll free:
                                                         1-800-MFS- TALK (1-800-637-8255) anytime from a
CUSTODIANS                                               touch-tone telephone.
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    WORLD WIDE WEB
                                                         mfs.com
JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 16.32%, and Service Class shares returned 16.00%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with returns of 28.67% and 4.10%, respectively, for the series' benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad U.S. stock market. The Lehman Index is a measure of the U.S. bond market.

MARKET ENVIRONMENT
Gradual improvement in the U.S. economy characterized the markets for the reporting period ended December 31, 2003. The stock markets, led by technology and cyclicals such as basic materials, industrials, autos and housing stocks, rallied from mid-March through the end of the year with only a few pauses. For the first half of the year, technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. Lower interest rates spurred that sharp rebound, in our view.

Investors everywhere appeared to focus on clear signs of recovery, especially in the United States. Monetary policy was accommodative to growth as the Federal Reserve Board sought to stimulate economic growth by keeping interest rates low. With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically sensitive stocks.

SERIES POSITIONING
This series seeks to invest between 55% to 60% of its assets in inexpensive, lower-risk stocks with the balance in higher-quality bonds and short-term cash equivalent securities. (Cash-equivalent securities are used to facilitate transactions and provide liquidity.) While this allocation provided a strong historical long-term track record, series' results over the past year lagged stock market returns. In 2003, stocks outperformed bonds and cash, and higher-risk, lower-quality issues led returns within the equity and fixed-income markets.

During periods of rising equity markets such as what we saw in 2003, the series' cash holdings detracted from performance versus the S&P 500 benchmark.

DETRACTORS TO PERFORMANCE
Our underweighted position in technology, stock selections in leisure, and holdings in telecommunications were the primary reasons the series underperformed its equity benchmark. We maintained an underweighting in technology primarily because we felt that many stocks in the sector did not meet our valuation criteria. However, the sector rose through much of the period, buoyed by signs of economic growth, and increases in capital spending. In absolute terms, the group was one of the best performing portfolio sectors. However, our underweighting caused the series' relative performance to lag the equity benchmark index. For example, the series received strong returns from Texas Instruments. However, our underweighting in stocks such as Intel (or avoiding Cisco Systems) caused the series' relative performance to lag benchmark returns. We subsequently sold Intel when it reached our price target.

The performance of the series' leisure holdings was disappointing. The stock of Reed Elsevier lagged because of concerns about the company's U.S. textbook business. Lower-than-expected advertising revenues negatively affected the stock prices of newspaper publishers Tribune and New York Times and entertainment giant Viacom.

In the utilities and communications sector, our overweighted position in telephone services stocks detracted from performance as competitive pressures intensified and outweighed inexpensive valuations.

Other stocks that detracted from series results included Noble Corporation, and Schering-Plough.

CONTRIBUTORS TO PERFORMANCE
Holdings in the financial services sector provided strong relative returns for the period. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage lending activity. FleetBoston's stock price received a significant boost following Bank of America's announcement of a $47 billion takeover offer. In addition, the market rally boosted stock prices of companies such as T. Rowe Price. Currently, the series no longer owns T. Rowe Price stock. The strong performance of these and other financial stocks was offset somewhat by the decline of Federal Home Loan Mortgage Corporation's (Freddie Mac) stock.

Driven by strong stock selection, retailing was our best performing sector on a relative basis. Retailer Sears Roebuck provided the strongest relative return among retailing stocks for the period. After the company announced that Citigroup offered $3 billion for its troubled credit card business, Sears' stock price rebounded.

Our underweighted position and selection in consumer staples stocks contributed equally to performance as investors turned toward cyclical companies whose earnings tend to be more sensitive to an economic recovery.

The series also received strong results from Alcoa, Texas Instruments, and Occidental Petroleum. Rising commodity prices helped boost Alcoa's stock price. Texas Instruments experienced improvements in telecommunications-related equipment sales. Continued high oil prices buoyed the stock price of Occidental.

Other contributors to performance included avoiding or underweighting a number of stocks -- such as Wal-Mart and American International Group, which we did not own, Merck, Microsoft, Pfizer, and Johnson & Johnson, all of which were underweighted.

In the fixed income market, corporate bonds in general outperformed U.S. Treasuries over the period. In that environment, our relative overweighting in corporate debt and underweighting in Treasuries helped the fixed income portion of the series outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index. (The principal value and interest of U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity.)

    Respectfully,
/s/ David M. Calabro

    David M. Calabro
    Portfolio Manager (on behalf of the Total Return Team)

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro is Senior Vice President of MFS Investment Management(R).
(MFS) and a member of the value portfolio management team. He is the lead manager of our total return, or balanced, portfolios of and our large-capitalization equity separate accounts. David joined MFS in 1992 and became a portfolio manager in 1993. He is a graduate of Williams College.

Kenneth J. Enright, CFA, is Senior Vice President of MFS and a portfolio manager of our value portfolios and total return, or balanced, portfolios. Ken joined MFS in 1986. He was named portfolio manager in 1993. Ken is a graduate of Boston State College and received an M.B.A. degree from Babson College. He holds the Chartered Financial Analyst (CFA) designation.

Steven R. Gorham, CFA, is Senior Vice President of MFS and a portfolio manager of our value, global balanced and international growth and income portfolios. Steve joined MFS in 1989 and he was named research analyst in 1993 and portfolio manager in 2000. He is a graduate of the University of New Hampshire and has an M.B.A. from Boston College. He holds the Chartered Financial Analyst
(CFA) designation.

Constantinos "Deno" Mokas is Senior Vice President of MFS and a portfolio manager of our total return and mid-cap value portfolios. He joined MFS in 1990 and was named portfolio manager in 1998. Deno is a graduate of Dartmouth College and the Amos Tuck School of Business Administration of Dartmouth College.

Lisa B. Nurme is Senior Vice President and Director of Value Portfolio Management of MFS. Lisa also manages our value portfolios and is a member of the portfolio management team of our total return products. She joined MFS in 1987 and was named portfolio manager in 1995, and Director of Value Portfolio Management in 2001. Lisa is a graduate of the University of North Carolina.

Michael W. Roberge, CFA, is Senior Vice President, Director of Fixed Income Research of MFS, and portfolio manager of the fixed-income portion of the total return, or balanced, portfolios of our mutual funds and variable annuities. He joined MFS in 1996 and was named portfolio manager in 1997, Vice President in 1998, Senior Vice President and Associate Director of Fixed Income Research in 2000, and Director of Fixed Income Research in 2001. He is a 1990 graduate of Bemidji State University and earned an M.B.A. degree from Hofstra University in 1992. He holds the Chartered Financial Analyst (CFA) designation and is a member of the Boston Municipal Analysts Forum and the National Federation of Municipal Analysts.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception: Initial Class  January 3, 1995
                 Service Class  May 1, 2000

Size: $2.2 billion net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTION OF THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2003. Index information is from January 1, 1995.)

                  MFS Total          Lehman Brothers     Standard &
                Return Series --       Aggregate         Poor's 500
                Initial Class          Bond Index        Stock Index

 1/95              $10,000              $10,000           $10,000
12/95               12,734               11,847            13,753
12/97               17,666               13,463            22,548
12/99               20,457               14,512            35,092
12/01               23,792               17,567            28,111
12/03               26,245               20,164            28,179

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                                                1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +16.32%           +10.58%           +32.25%          +162.45%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +16.32%           + 3.41%           + 5.75%          + 11.33%
-------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                                1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +16.00%           + 9.82%           +31.14%          +160.25%
-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +16.00%           + 3.17%           + 5.57%          + 11.22%
-------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)                                    1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                       + 4.10%           + 7.57%           + 6.62%          +  8.10%
-------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                          +28.67%           - 4.05%           - 0.57%          + 12.20%
-------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2003.
    Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the results would have been less favorable. Please see the prospectus or financial statements for details.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest rates and currency exchange rates, economic, and political conditions.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 60.0%
------------------------------------------------------------------------------------------------------------------
ISSUER                                                                               SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 56.4%
  Aerospace - 0.8%
    Honeywell International, Inc.                                                      27,700        $     926,011
    Lockheed Martin Corp.                                                             233,300           11,991,620
    Northrop Grumman Corp.                                                             47,300            4,521,880
                                                                                                    --------------
                                                                                                    $   17,439,511
------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 9.0%
    American Express Co.                                                              109,400       $    5,276,362
    Bank of America Corp.++                                                           190,299           15,305,749
    Bank One Corp.                                                                    290,700           13,253,013
    Citigroup, Inc.                                                                   870,433           42,250,818
    Federal Home Loan Mortgage Corp.                                                  185,385           10,811,653
    Federal National Mortgage Assn.                                                   224,610           16,859,227
    FleetBoston Financial Corp.                                                       534,980           23,351,877
    J.P. Morgan Chase & Co.                                                           165,900            6,093,507
    Mellon Financial Corp.                                                            847,445           27,211,459
    PNC Financial Services Group Co.                                                   63,600            3,480,828
    SouthTrust Corp.                                                                  146,250            4,786,762
    SunTrust Banks, Inc.                                                              237,510           16,981,965
    U.S. Bancorp++                                                                    213,749            6,365,445
    Wachovia Corp.                                                                     74,900            3,489,591
    Wells Fargo Co.                                                                    30,000            1,766,700
                                                                                                    --------------
                                                                                                    $  197,284,956
------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 1.7%
    Comcast Corp., "Special A"*                                                       729,590       $   22,821,575
    Cox Communications, Inc., "A" *++                                                 211,000            7,268,950
    Time Warner, Inc.*                                                                365,000            6,566,350
                                                                                                    --------------
                                                                                                    $   36,656,875
------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 1.7%
    Franklin Resources, Inc.++                                                         32,000       $    1,665,920
    Merrill Lynch & Co., Inc.                                                         414,560           24,313,944
    Morgan Stanley Dean Witter & Co.                                                  193,500           11,197,845
                                                                                                    --------------
                                                                                                    $   37,177,709
------------------------------------------------------------------------------------------------------------------
  Chemicals - 2.0%
    Air Products & Chemicals, Inc.                                                    302,570       $   15,984,773
    Dow Chemical Co.++                                                                226,850            9,430,155
    Lyondell Chemical Co.++                                                           241,140            4,087,323
    PPG Industries Corp.                                                              210,850           13,498,617
                                                                                                    --------------
                                                                                                    $   43,000,868
------------------------------------------------------------------------------------------------------------------
  Computer Software - 1.1%
    Microsoft Corp.                                                                   735,720       $   20,261,729
    Networks Associates, Inc.*                                                        319,670            4,807,837
                                                                                                    --------------
                                                                                                    $   25,069,566
------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.6%
    Hewlett-Packard Co.                                                               270,070       $    6,203,508
    IBM Corp.                                                                          77,874            7,217,362
                                                                                                    --------------
                                                                                                    $   13,420,870
------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.2%
    Colgate-Palmolive Co.                                                              36,000       $    1,801,800
    Gillette Co.                                                                      143,390            5,266,715
    Kimberly-Clark Corp.                                                              454,400           26,850,496
    Newell Rubbermaid, Inc.                                                           573,100           13,049,487
    Procter & Gamble Co.                                                               18,790            1,876,745
                                                                                                    --------------
                                                                                                    $   48,845,243
------------------------------------------------------------------------------------------------------------------
  Containers - 0.6%
    Owens Illinois, Inc.*++                                                           717,380       $    8,529,648
    Smurfit-Stone Container Corp.*                                                    260,600            4,839,342
                                                                                                    --------------
                                                                                                    $   13,368,990
------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.8%
    Emerson Electric Co.                                                              164,100       $   10,625,475
    General Electric Co.                                                              561,920           17,408,282
    Tyco International Ltd.                                                           424,350           11,245,275
                                                                                                    --------------
                                                                                                    $   39,279,032
------------------------------------------------------------------------------------------------------------------
  Electronics - 0.4%
    Texas Instruments, Inc.                                                           301,490       $    8,857,776
------------------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.3%
    Devon Energy Corp.                                                                402,410       $   23,041,997
    Unocal Corp.                                                                      129,000            4,751,070
                                                                                                    --------------
                                                                                                    $   27,793,067
------------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 2.1%
    ConocoPhillips Co.                                                                 90,200       $    5,914,414
    ExxonMobil Corp.                                                                  620,432           25,437,712
    Occidental Petroleum Corp.                                                        349,065           14,744,506
                                                                                                    --------------
                                                                                                    $   46,096,632
------------------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    Viacom, Inc., "B"                                                                 634,185       $   28,145,131
    Walt Disney Co.                                                                   187,910            4,383,940
                                                                                                    --------------
                                                                                                    $   32,529,071
------------------------------------------------------------------------------------------------------------------
  Food & Drug Stores - 0.7%
    Kroger Co.*                                                                       724,934       $   13,418,528
    Rite Aid Corp.*++                                                                 205,800            1,243,032
                                                                                                    --------------
                                                                                                    $   14,661,560
------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 1.2%
    Archer-Daniels-Midland Co.++                                                      561,072       $    8,539,516
    Kellogg Co.                                                                       365,160           13,905,293
    PepsiCo, Inc.                                                                      75,388            3,514,588
                                                                                                    --------------
                                                                                                    $   25,959,397
------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    Boise Cascade Corp.++                                                              38,800       $    1,274,968
    Bowater, Inc.                                                                     144,150            6,675,587
    International Paper Co.                                                           262,010           11,295,251
                                                                                                    --------------
                                                                                                    $   19,245,806
------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.2%
    Hilton Hotels Corp.++                                                             150,600       $    2,579,778
    Starwood Hotels & Resorts Co., "B"                                                 48,700            1,751,739
                                                                                                    --------------
                                                                                                    $    4,331,517
------------------------------------------------------------------------------------------------------------------
  General Merchandise - 0.8%
    May Department Stores Co.++                                                       111,800       $    3,250,026
    Sears, Roebuck & Co.                                                              306,465           13,941,093
                                                                                                    --------------
                                                                                                    $   17,191,119
------------------------------------------------------------------------------------------------------------------
  Insurance - 3.3%
    Allstate Insurance Co.                                                            587,530       $   25,275,541
    Chubb Corp.                                                                       142,920            9,732,852
    Hartford Financial Services Group, Inc.                                           323,745           19,110,667
    Marsh & McLennan Cos., Inc.                                                        18,300              876,387
    Metropolitan Life Insurance Co.                                                   197,410            6,646,795
    Travelers Property Casualty Corp., "A"                                            640,100           10,740,878
                                                                                                    --------------
                                                                                                    $   72,383,120
------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.3%
    Deere & Co.                                                                       111,430       $    7,248,521
------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 0.3%
    Tenet Healthcare Corp.*                                                           364,200       $    5,845,410
------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.4%
    Baxter International, Inc.                                                        254,575       $    7,769,629
------------------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.9%
    Alcoa, Inc.                                                                       494,642       $   18,796,396
------------------------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 0.5%
    National Fuel Gas Co.                                                             142,200       $    3,475,368
    NiSource, Inc. - SAILS*                                                               200                  512
    NiSource, Inc.                                                                    358,915            7,874,595
    WGL Holdings, Inc.++                                                               63,490            1,764,387
                                                                                                    --------------
                                                                                                    $   13,114,862
------------------------------------------------------------------------------------------------------------------
  Oil Services - 3.6%
    BJ Services Co.*                                                                  199,625       $    7,166,538
    Cooper Cameron Corp.*                                                             136,890            6,379,074
    GlobalSantaFe Corp.                                                               792,800           19,685,224
    Noble Corp.*                                                                      701,225           25,089,830
    Schlumberger Ltd.                                                                 357,190           19,545,437
                                                                                                    --------------
                                                                                                    $   77,866,103
------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 4.9%
    Eli Lilly & Co.                                                                   110,810       $    7,793,267
    Johnson & Johnson Co.                                                             575,000           29,704,500
    Merck & Co., Inc.                                                                 318,520           14,715,624
    Pfizer, Inc.                                                                      751,855           26,563,037
    Schering-Plough Corp.                                                           1,428,140           24,835,355
    Wyeth                                                                              86,900            3,688,905
                                                                                                    --------------
                                                                                                    $  107,300,688
------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    New York Times Co., "A"                                                           218,950       $   10,463,620
    Tribune Co.                                                                       214,390           11,062,524
                                                                                                    --------------
                                                                                                    $   21,526,144
------------------------------------------------------------------------------------------------------------------
  Railroad & Shipping - 1.0%
    Burlington Northern Santa Fe Railway Co.                                          347,860       $   11,253,271
    Union Pacific Corp.                                                               164,000           11,394,720
                                                                                                    --------------
                                                                                                    $   22,647,991
------------------------------------------------------------------------------------------------------------------
  Real Estate - 0.4%
    Equity Residential Properties Trust                                               273,760       $    8,078,658
    Healthcare Realty Trust                                                             8,870              317,102
    Hospitality Properties Trust                                                       21,900              904,032
                                                                                                    --------------
                                                                                                    $    9,299,792
------------------------------------------------------------------------------------------------------------------
  Restaurants - 0.3%
    McDonald's Corp.                                                                  292,650       $    7,266,499
------------------------------------------------------------------------------------------------------------------
  Specialty Stores - 0.3%
    Home Depot, Inc.                                                                  215,200       $    7,637,448
------------------------------------------------------------------------------------------------------------------
  Telephone Services - 3.8%
    AT&T Corp.                                                                      1,094,542       $   22,219,203
    BellSouth Corp.                                                                   301,540            8,533,582
    SBC Communications, Inc.                                                          543,174           14,160,546
    Verizon Communications, Inc.                                                    1,074,927           37,708,439
                                                                                                    --------------
                                                                                                    $   82,621,770
------------------------------------------------------------------------------------------------------------------
  Tobacco - 0.6%
    Altria Group, Inc.                                                                257,150       $   13,994,103
------------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 2.5%
    Calpine Corp.*                                                                  2,090,700       $   10,056,267
    Cinergy Corp.                                                                     102,000            3,958,620
    Dominion Resources, Inc.                                                           40,000            2,553,200
    Entergy Corp.                                                                      66,840            3,818,569
    Exelon Corp.                                                                       71,960            4,775,266
    FirstEnergy Corp.                                                                 110,310            3,882,912
    FPL Group, Inc.                                                                    44,210            2,892,218
    PPL Corp.                                                                         156,100            6,829,375
    TXU Corp.++                                                                       646,300           15,330,236
                                                                                                    --------------
                                                                                                    $   54,096,663
------------------------------------------------------------------------------------------------------------------
  Wireless Communications - 1.7%
    AT&T Wireless Services, Inc.*                                                   3,099,100       $   24,761,809
    Telephone & Data Systems, Inc.                                                    181,630           11,360,956
                                                                                                    --------------
                                                                                                    $   36,122,765
------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                   $1,233,747,469
------------------------------------------------------------------------------------------------------------------

Foreign Stocks - 3.6%
  Australia - 0.3%
    BHP Billiton Ltd. (Metals & Mining)                                               647,100       $    5,939,384
------------------------------------------------------------------------------------------------------------------
  France - 0.2%
    Total Fina S.A., ADR (Energy - Integrated)                                         43,000       $    3,977,930
------------------------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis AG (Pharmaceuticals)                                                     236,200       $   10,719,009
    Roche Holdings AG (Pharmaceuticals)                                                67,000            6,755,233
    Syngenta AG (Chemicals)                                                            89,300            6,012,034
                                                                                                    --------------
                                                                                                    $   23,486,276
------------------------------------------------------------------------------------------------------------------
  United Kingdom - 2.0%
    BP PLC, ADR (Energy - Integrated)                                                 353,544       $   17,447,396
    Diageo PLC (Alcoholic Beverages)*                                                 345,000            4,526,444
    Reed Elsevier PLC (Printing & Publishing)                                       1,455,500           12,139,819
    Vodafone Group PLC, ADR (Wireless Communications)                                 435,013           10,892,726
                                                                                                    --------------
                                                                                                    $   45,006,385
------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                $   78,409,975
------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,135,390,771)                                                      $1,312,157,444
------------------------------------------------------------------------------------------------------------------

Bonds - 34.2%
------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT
                                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------------------
U.S. Bonds - 33.1%
  Aerospace - 0.4%
    BAE Systems Holding, Inc., 6.4s, 2011##                                        $    2,153       $    2,314,314
    Boeing Capital Corp., 6.5s, 2012                                                    5,208            5,694,125
    Northrop Grumman Corp., 7.75s, 2031                                                 1,193            1,450,684
                                                                                                    --------------
                                                                                                    $    9,459,123
------------------------------------------------------------------------------------------------------------------
  Airlines
    Continental Airlines, Inc., 6.545s, 2019                                       $      174        $     171,566
    Continental Airlines, Inc., 6.648s, 2019                                              239              233,743
    Continental Airlines, Inc., 7.256s, 2020                                              642              652,083
                                                                                                    --------------
                                                                                                    $    1,057,392
------------------------------------------------------------------------------------------------------------------
  Alcoholic Beverages
    Miller Brewing Co., 5.5s, 2013##                                               $      945        $     965,453
------------------------------------------------------------------------------------------------------------------
  Asset Backed & Securitized - 2.0%
    Bear Stearns Commercial Mortgage Securities, Inc., 6.8s, 2008                  $      361        $     383,597
    Beneficial Home Equity Loan Trust, 1.239s, 2037                                        61               60,178
    Capital One Auto Finance Trust, 4.79s, 2009                                         2,563            2,665,201
    Capital One Auto Finance Trust, 3.18s, 2010                                         1,000              999,878
    Certificates Funding Corp., 6.716s, 2004##                                          1,698            1,729,663
    Chase Commercial Mortgage Securities Corp., 6.39s, 2030                             1,845            2,050,048
    Chase Commercial Mortgage Securities Corp., 7.543s, 2032                              142              157,476
    Chase Mortgage Finance Trust, 6s, 2017                                                148              148,620
    Citibank Credit Card Issuance Trust, 6.65s, 2008                                    1,216            1,313,393
    CPS Auto Receivables Trust, 2.89s, 2009                                             1,285            1,286,646
    Criimi Mae CMBS Corp., 6.701s, 2030##                                                 169              181,007
    Criimi Mae Commercial Mortgage Trust, 7s, 2033##                                    2,065            2,238,307
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                                              598              607,661
    Deutsche Mortgage and Asset Receiving Corp., 6.538s, 2031                           2,075            2,272,497
    Federal National Mortgage Assn., 4.08s, 2031                                        1,212            1,215,956
    First Union Lehman Brothers Bank, 6.56s, 2035                                       3,650            4,071,400
    First Union-Lehman Brothers Commercial Mortgage, 7.38s, 2029                        1,750            1,948,157
    GS Mortgage Securities Corp., II, 6.06s, 2030                                         364              380,048
    J.P. Morgan Commercial Mortgage Finance Corp., 6.613s, 2030                           170              188,420
    LB Commercial Conduit Mortgage Trust, 6.48s, 2030                                   2,618            2,896,572
    LB Commercial Conduit Mortgage Trust, 6.78s, 2031                                   3,192            3,601,386
    Merrill Lynch Mortgage Investors, Inc., 6.39s, 2030                                 3,650            3,990,696
    Morgan Stanley Capital I, 0.6649s, 2030 (Interest Only)##                          35,483            1,011,872
    Mortgage Capital Funding, Inc., 6.337s, 2031                                        2,372            2,620,543
    Multi Family Capital Access One, Inc., 6.65s, 2024                                  1,543            1,720,701
    Residential Funding Mortgage Securities, Inc., 6s, 2016                               661              664,606
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                                2,421            2,638,616
    Wells Fargo Mortgage Backed Trust, 6s, 2017                                           825              845,716
                                                                                                    --------------
                                                                                                    $   43,888,861
------------------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    DaimlerChrysler North America Holdings, 6.5s, 2013                             $    3,444       $    3,627,944
    Ford Motor Co., 7.45s, 2031                                                         3,135            3,167,983
    Ford Motor Credit Co., 6.875s, 2006                                                   286              305,250
    Ford Motor Credit Co., 7.875s, 2010                                                 1,500            1,676,048
    Ford Motor Credit Co., 7s, 2013                                                     1,075            1,133,780
    General Motors Acceptance Corp., 5.36s, 2004                                        1,129            1,151,519
    General Motors Acceptance Corp., 6.875s, 2011                                         688              741,063
    General Motors Acceptance Corp., 7.25s, 2011                                          473              518,932
    General Motors Acceptance Corp., 7s, 2012                                             157              168,798
    General Motors Acceptance Corp., 8s, 2031                                             553              621,001
    General Motors Corp., 7.2s, 2011                                                      373              410,108
    General Motors Corp., 8.375s, 2033                                                  1,482            1,687,420
                                                                                                    --------------
                                                                                                    $   15,209,846
------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 1.1%
    Abbey National Capital Trust I, 8.963s, 2030                                   $    1,500       $    1,991,679
    Associates Corp., 5.5s, 2004                                                          567              569,726
    Bank of America Corp., 7.4s, 2011                                                   3,075            3,606,452
    Citigroup, Inc., 7.25s, 2010                                                        1,483            1,728,522
    Credit Suisse First Boston USA, Inc., 4.625s, 2008                                  4,736            4,922,930
    Credit Suisse First Boston USA, Inc., 6.125s, 2011                                     80               87,098
    Natexis AMBS Co., LLC, 8.44s, 2049##                                                1,400            1,644,957
    Popular North America, Inc., 4.25s, 2008                                            1,475            1,499,898
    RBS Capital Trust II, 6.425s, 6.425s, 2049                                          3,000            3,032,028
    Socgen Real Estate Co., 7.64s, 2049##                                               1,741            1,966,926
    Unicredito Italiano Capital Trust, 9.2s, 2049##                                       837            1,051,475
    Wells Fargo Co., 7.8s, 2010                                                         1,226            1,323,222
                                                                                                    --------------
                                                                                                    $   23,424,913
------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.2%
    Cox Communications, Inc., 7.75s, 2010                                         $     1,067       $    1,271,074
    TCI Communications Financing III, 9.65s, 2027                                       2,475            2,982,375
                                                                                                    --------------
                                                                                                    $    4,253,449
------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 0.2%
    Goldman Sachs Group, Inc., 5.7s, 2012                                         $     2,000       $    2,101,904
    Lehman Brothers Holdings, Inc., 7.75s, 2005                                           459              490,465
    Lehman Brothers Holdings, Inc., 8.25s, 2007                                           926            1,079,365
    Morgan Stanley Dean Witter & Co., 6.1s, 2006                                        1,604            1,735,720
                                                                                                    --------------
                                                                                                    $    5,407,454
------------------------------------------------------------------------------------------------------------------
  Building - 0.1%
    CRH America, Inc., 6.95s, 2012                                                 $    1,028       $    1,159,816
------------------------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Dow Chemical Co., 5.75s, 2008                                                  $    1,500       $    1,608,270
------------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    General Electric Capital Corp., 7.5s, 2005                                     $       26        $      28,021
    General Electric Capital Corp., 8.75s, 2007                                           135              160,032
    General Electric Capital Corp., 6.75s, 2032                                         2,325            2,573,380
                                                                                                    --------------
                                                                                                    $    2,761,433
------------------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.1%
    Cendant Corp., 6.875s, 2006                                                    $      747        $     819,565
    Cendant Corp., 6.25s, 2008                                                            600              654,497
                                                                                                    --------------
                                                                                                    $    1,474,062
------------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.1%
    Raytheon Co., 6.15s, 2008                                                      $    1,188       $    1,292,712
------------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.2%
    Devon Financing Corp., ULC, 6.875s, 2011                                       $    2,114       $    2,397,118
    Ocean Energy, Inc., 4.375s, 2007                                                    2,875            2,970,280
                                                                                                    --------------
                                                                                                    $    5,367,398
------------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.2%
    Amerada Hess Corp., 7.3s, 2031                                                $     1,250       $    1,290,746
    Phillips Petroleum Co., 8.5s, 2005                                                  2,063            2,248,920
                                                                                                    --------------
                                                                                                    $    3,539,666
------------------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    AOL Time Warner, Inc., 6.15s, 2007                                             $      462        $     502,672
    Hearst Argyle Television, Inc., 7.5s, 2027                                          2,000            2,272,392
    News America, Inc., 6.703s, 2004                                                      386              392,162
    News America, Inc., 6.55s, 2033                                                     1,000            1,038,824
    Time Warner, Inc., 10.15s, 2012                                                       564              752,659
    Time Warner, Inc., 6.875s, 2018                                                       142              156,156
    Turner Broadcasting Systems, Inc., 8.375s, 2013                                     2,000            2,443,322
    Walt Disney Co., 6.75s, 2006                                                          422              458,987
                                                                                                    --------------
                                                                                                    $    8,017,174
------------------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Countrywide Home Loans, Inc., 6.85s, 2004                                      $      252        $     258,017
    SLM Corp., 4s, 2009                                                                 2,100            2,114,425
    SLM Corp., 5.375s, 2013                                                             1,127            1,156,450
                                                                                                    --------------
                                                                                                    $    3,528,892
------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 0.2%
    Coca Cola HBC Finance BV, 5.125s, 2013##                                       $    2,000       $    2,005,152
    Kellogg Co., 6s, 2006                                                                 504              540,056
    Kraft Foods, Inc., 6.25s, 2012                                                      1,733            1,888,729
                                                                                                    --------------
                                                                                                    $    4,433,937
------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    MeadWestvaco Corp., 6.8s, 2032                                                 $    1,891       $    1,944,559
    Weyerhaeuser Co., 6.75s, 2012                                                         915              998,210
                                                                                                    --------------
                                                                                                    $    2,942,769
------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.1%
    Harrah's Entertainment, Inc., 7.125s, 2007                                     $      396        $     440,982
    MGM Mirage, Inc., 8.5s, 2010                                                          880            1,009,800
                                                                                                    --------------
                                                                                                    $    1,450,782
------------------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    AIG SunAmerica, 7.6s, 2005##                                                   $    1,015       $    1,102,809
    AIG SunAmerica, 5.85s, 2006##                                                           5                5,356
    AIG SunAmerica Institutional Funding, 5.75s, 2009                                     313              337,554
    Metropolitan Life Insurance Co., 6.5s, 2032                                           447              473,985
    Prudential Finance, Inc., 4.5s, 2013                                                1,837            1,753,701
    Prudential Funding Corp., 6.6s, 2008##                                                837              931,738
                                                                                                    --------------
                                                                                                    $    4,605,143
------------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.1%
    Allstate Insurance Co., 6.125s, 2032                                           $    1,087       $    1,117,763
    SAFECO, Inc., 4.875s, 2010                                                            205              211,347
    Travelers Property Casualty Corp., 6.375s, 2033                                       570              594,379
                                                                                                    --------------
                                                                                                    $    1,923,489
------------------------------------------------------------------------------------------------------------------
  Machinery & Tools
    Kennametal, Inc., 7.2s, 2012                                                   $      764        $     810,343
------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 0.1%
    HCA, Inc., 8.75s, 2010                                                         $      395        $     470,340
    HCA, Inc., 6.95s, 2012                                                              2,234            2,395,322
    HCA, Inc., 6.25s, 2013                                                                424              434,009
                                                                                                    --------------
                                                                                                    $    3,299,671
------------------------------------------------------------------------------------------------------------------
  Mortgage Backed - 13.6%
    Federal Home Loan Mortgage Corp., 4.5s, 2018                                   $    7,489       $    7,496,595
    Federal Home Loan Mortgage Corp., 5s, 2017 - 2033                                  19,069           19,100,759
    Federal Home Loan Mortgage Corp., 5.5s, 2006 - 2033                                17,260           17,953,724
    Federal Home Loan Mortgage Corp., 6s, 2011                                          2,000            2,219,788
    Federal Home Loan Mortgage Corp., 7s, 2005                                         14,172           15,311,840
    Federal National Mortgage Assn., 4.5s, 2018                                         7,207            7,223,566
    Federal National Mortgage Assn., 5s, 2018                                          18,922           19,313,652
    Federal National Mortgage Assn., 5.5s, 2016 - 2033                                 66,131           67,418,988
    Federal National Mortgage Assn., 5.722s, 2009                                         495              533,552
    Federal National Mortgage Assn., 6s, 2016 - 2033                                   55,495           57,617,735
    Federal National Mortgage Assn., 6.5s, 2028 - 2032                                 28,137           29,444,887
    Federal National Mortgage Assn., 6.625s, 2009                                      12,052           13,781,209
    Federal National Mortgage Assn., 7.5s, 2030 - 2031                                  1,636            1,748,417
    Government National Mortgage Assn., 5.5s, 2033                                     21,359           21,736,529
    Government National Mortgage Assn., 6s, 2031 - 2033                                 7,676            7,964,795
    Government National Mortgage Assn., 6.5s, 2028 - 2033                               4,878            5,143,182
    Government National Mortgage Assn., 7s, 2032                                        2,527            2,692,532
    Small Business Administration, 4.35s, 2023                                            438              422,093
                                                                                                    --------------
                                                                                                    $  297,123,843
------------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Kinder Morgan Energy Partners, 6.75s, 2011                                     $      640        $     718,396
    Kinder Morgan Energy Partners, 7.4s, 2031                                             398              454,573
    Kinder Morgan Energy Partners, 7.75s, 2032                                            473              564,280
                                                                                                    --------------
                                                                                                    $    1,737,249
------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Schering-Plough Corp., 6.5s, 2033                                              $    2,826       $    2,939,707
    Wyeth, 6.5s, 2034                                                                   1,500            1,530,329
                                                                                                    --------------
                                                                                                    $    4,470,036
------------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    USA Waste Management, Inc., 7s, 2028                                           $    1,169       $    1,258,224
    Waste Management, Inc., 7.375s, 2010                                                  773              893,225
    WMX Technologies, Inc., 7.1s, 2026                                                    500              540,705
                                                                                                    --------------
                                                                                                    $    2,692,154
------------------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Belo Corp., 7.75s, 2027                                                        $      363        $     414,752
------------------------------------------------------------------------------------------------------------------
  Real Estate - 0.6%
    Boston Properties Limited Partnership, 5s, 2015                                $    2,000       $    1,910,166
    EOP Operating Limited Partnership, 6.8s, 2009                                       3,719            4,171,186
    Kimco Realty Corp., 6s, 2012                                                        1,000            1,061,725
    Simon Property Group LP, 6.75s, 2004                                                1,575            1,582,604
    Simon Property Group LP, 6.375s, 2007                                                 813              896,582
    Vornado Realty Trust, 5.625s, 2007                                                  3,698            3,948,151
                                                                                                    --------------
                                                                                                    $   13,570,414
------------------------------------------------------------------------------------------------------------------
  Retailers - 0.1%
    Wal Mart Stores, Inc., 6.875s, 2009                                            $    1,460       $    1,681,992
------------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Kroger Co., 6.75s, 2012                                                        $    3,000       $    3,324,060
------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.4%
    ALLTEL Corp., 7.875s, 2032                                                     $      638        $     777,106
    Citizens Communications Co., 8.5s, 2006                                               571              623,453
    Citizens Communications Co., 7.625s, 2008                                           1,591            1,742,067
    Sprint Capital Corp., 7.125s, 2006                                                    802              867,658
    Sprint Capital Corp., 6.875s, 2028                                                  1,358            1,325,180
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                                  193              209,186
    Verizon New York, Inc., 6.875s, 2012                                                2,353            2,603,611
                                                                                                    --------------
                                                                                                    $    8,148,261
------------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 2.1%
    Federal Home Loan Bank, 2.25s, 2006                                            $    1,000       $    1,000,225
    Federal Home Loan Bank, 2.875s, 2006                                                3,345            3,380,530
    Federal Home Loan Mortgage Corp., 2.875s, 2006                                      2,468            2,485,693
    Federal Home Loan Mortgage Corp., 4.875s, 2013                                      4,065            4,108,943
    Federal National Mortgage Assn., 5.125s, 2014                                       2,887            2,897,041
    Federal National Mortgage Assn., 5.25s, 2007                                       11,410           12,281,359
    Federal National Mortgage Assn., 6s, 2008 - 2011                                    8,116            8,995,792
    Federal National Mortgage Assn., 6.125s, 2012                                       6,932            7,720,688
    Federal National Mortgage Assn., 6.625s, 2010                                       2,090            2,401,360
    Student Loan Marketing Assn., 5s, 2004                                              1,350            1,376,849
                                                                                                    --------------
                                                                                                    $   46,648,480
------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.8%
    U.S. Treasury Bonds, 6.25s, 2023 - 2030                                        $   22,750       $   25,946,274
    U.S. Treasury Bonds, 8s, 2021                                                       7,467           10,084,535
    U.S. Treasury Notes, 1.25s, 2005                                                    3,162            3,153,602
    U.S. Treasury Notes, 1.625s, 2005                                                  36,024           36,147,850
    U.S. Treasury Notes, 3s, 2007 - 2012                                               10,800           11,487,836
    U.S. Treasury Notes, 3.875s, 2013                                                  14,149           13,850,541
    U.S. Treasury Notes, 4s, 2012                                                       2,668            2,642,363
    U.S. Treasury Notes, 4.25s, 2010                                                    4,601            5,348,800
    U.S. Treasury Notes, 4.375s, 2007                                                   1,694            1,793,853
    U.S. Treasury Notes, 5.5s, 2008                                                    22,990           25,346,475
    U.S. Treasury Notes, 5.75s, 2005                                                   10,903           11,706,246
    U.S. Treasury Notes, 6.875s, 2006                                                  20,398           22,676,049
                                                                                                    --------------
                                                                                                    $  170,184,424
------------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 0.9%
    Centerpoint Energy Resources Corp., 7.875s, 2013##                             $      472        $     534,350
    DTE Energy Co., 7.05s, 2011                                                           474              531,516
    Entergy Corp., 6.2s, 2004                                                             180              182,510
    Exelon Generation Co., LLC, 6.95s, 2011                                             2,750            3,088,250
    FirstEnergy Corp., 6.45s, 2011                                                      1,619            1,678,009
    Gulf States Utilities Co., 8.25s, 2004                                                 89               90,398
    MidAmerican Energy Holdings Co., 3.5s, 2008                                         1,500            1,474,688
    MidAmerican Energy Holdings Co., 5.875s, 2012                                         510              534,750
    MidAmerican Funding LLC, 6.927s, 2029                                                 414              449,259
    Niagara Mohawk Power Corp., 7.75s, 2006                                               863              963,654
    Northeast Utilities Service Co., 8.58s, 2006                                          121              132,745
    Oncor Electric Delivery Co., 7s, 2032                                               2,000            2,206,298
    Progress Energy, Inc., 7.1s, 2011                                                     785              884,400
    Progress Energy, Inc., 6.85s, 2012                                                  2,215            2,468,571
    PSEG Power LLC, 6.95s, 2012                                                           528              595,471
    PSEG Power LLC, 8.625s, 2031                                                        1,840            2,369,819
    Systems Energy Resources, 7.43s, 2011                                                  68               69,732
    Toledo Edison Co., 7.875s, 2004                                                       492              507,979
    TXU Energy Co., LLC, 7s, 2013                                                         744              822,861
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                                        261              297,013
                                                                                                    --------------
                                                                                                    $   19,882,273
------------------------------------------------------------------------------------------------------------------
  Wireless Communications - 0.1%
    AT&T Wireless Services, Inc., 7.35s, 2006                                      $      416        $     454,907
    AT&T Wireless Services, Inc., 8.75s, 2031                                             972            1,199,282
                                                                                                    --------------
                                                                                                    $    1,654,189
------------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                    $  721,171,372
------------------------------------------------------------------------------------------------------------------
Foreign Bonds - 1.1%
  Canada - 0.1%
    Hydro Quebec, 6.3s, 2011 (Quasi-Government)                                    $    1,084       $    1,222,543
    Telus Corp., 8s, 2011 (Telecommunications - Wireline)                               1,000            1,169,287
                                                                                                    --------------
                                                                                                    $    2,391,830
------------------------------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 9.75s, 2031 (Telecommunications - Wireline)               $    1,688       $    2,242,803
------------------------------------------------------------------------------------------------------------------
  Germany - 0.2%
    Deutsche Telekom, 8.75s, 2030 (Telecommunications - Wireline)                  $      435        $     555,681
    KFW International Finance, Inc., 4.25s, 2005 (Quasi-Government)                     2,870            2,968,570
                                                                                                    --------------
                                                                                                    $    3,524,251
------------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Companies)##           $      780        $     898,170
------------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.1%
    PCCW-HKT Ltd., 6s, 2013 (Telecommunications - Wireline)##                      $    2,020       $    2,030,504
------------------------------------------------------------------------------------------------------------------
  Israel
    State of Israel, 4.625s, 2013                                                  $      901        $     859,275
------------------------------------------------------------------------------------------------------------------
  Italy - 0.2%
    Republic of Italy, 4.625s, 2005                                                $    2,269       $    2,358,440
    Telecom Italia Capital, 5.25s, 2013 (Telecommunications - Wireline)##               2,409            2,413,796
                                                                                                    --------------
                                                                                                    $    4,772,236
------------------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Pemex Project Funding Master Trust, 9.125s, 2010 (Oil Services)                $      938       $    1,111,530
    Pemex Project Funding Master Trust, 8.625s, 2022 (Oil Services)                       226              250,295
    United Mexican States, 8.125s, 2019                                                   341              381,068
    United Mexican States, 8s, 2022                                                       319              348,986
    United Mexican States, 11.5s, 2026                                                    800            1,158,000
                                                                                                    --------------
                                                                                                    $    3,249,879
------------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Barclays PLC, 6.86s, 2049 (Banks & Credit Companies)##                         $    2,000           $2,168,962
    Cadbury Schweppes PLC, 5.125s, 2013 (Food & Non-Alcoholic
      Beverages)##                                                                      1,750            1,738,604
                                                                                                    --------------
                                                                                                    $    3,907,566
------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                 $   26,119,317
------------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $735,494,762)                                                         $  747,290,689
------------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.6%
------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.6%
  Insurance - 0.3%
    Chubb Corp., 7s                                                                    89,300       $    2,550,408
    Hartford Financial Services Group, Inc., 6s                                        66,150            3,910,788
                                                                                                    --------------
                                                                                                    $    6,461,196
------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.1%
    Baxter International, Inc., 7s++                                                   39,000       $    2,154,750
------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.2%
    Motorola, Inc., 7s++                                                               80,350       $    3,489,600
------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                   $   12,105,546
------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $10,658,792)                                   $   12,105,546
------------------------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL AMOUNT
                                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------------------
U.S. Bond - 0.1%
  Electronics - 0.1%
    Agilent Technologies, Inc., 3s, 2021 (Identified Cost, $1,983,500)             $    2,000       $    2,185,000
------------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.4%
------------------------------------------------------------------------------------------------------------------
    General Motors Acceptance Corp., due 1/12/04, at Amortized Cost                $    7,900       $    7,896,669
------------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.0%
------------------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/03, due 01/02/04, total to be received
      $108,709,979 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                            $  108,704       $  108,704,000
------------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 2.1%
------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES
------------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio                                   46,556,087       $   46,556,087
------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,046,684,581)                                                 $2,236,895,435

Other Assets, Less Liabilities - (2.4)%                                                                (51,816,355)
------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                 $2,185,079,080
------------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
++ All or a portion of this security is on loan.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value including $45,417,170 of securities
    on loan (identified cost, $2,046,684,581)                    $2,236,895,435
  Cash                                                                   13,147
  Receivable for series shares sold                                   3,549,917
  Receivable for investments sold                                     8,405,036
  Interest and dividends receivable                                  10,240,026
  Other assets                                                            1,394
                                                                 --------------
      Total assets                                               $2,259,104,955
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $      825,806
  Payable for investments purchased                                  26,464,511
  Collateral for securities loaned, at value                         46,556,087
  Payable to affiliates -
    Management fee                                                       44,648
    Shareholder servicing costs                                           2,119
    Distribution fee (Service Class)                                      2,685
  Accrued expenses and other liabilities                                130,019
                                                                 --------------
      Total liabilities                                          $   74,025,875
                                                                 --------------
Net assets                                                       $2,185,079,080
                                                                 --------------
Net assets consist of:
  Paid-in capital                                                $1,991,880,041
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 190,211,892
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (37,042,855)
  Accumulated undistributed net investment income                    40,030,002
                                                                 --------------
      Total                                                      $2,185,079,080
                                                                 --------------
Shares of beneficial interest outstanding                         111,756,518
                                                                  ---------
Initial Class shares:
  Net asset value per share
    (net assets of $1,790,999,139 / 91,485,697 shares of
    beneficial interest outstanding)                               $19.58
                                                                    -----
Service Class shares:
  Net asset value per share
    (net assets of $394,079,941 / 20,270,821 shares of
    beneficial interest outstanding)                               $19.44
                                                                    -----

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $ 27,970,278
    Dividends                                                        20,985,294
    Foreign taxes withheld                                             (126,443)
                                                                   ------------
      Total investment income                                      $ 48,829,129
                                                                   ------------
  Expenses -
    Management fee                                                 $ 12,333,557
    Trustees' compensation                                               26,049
    Shareholder servicing costs                                         576,373
    Distribution fee (Service Class)                                    685,719
    Administrative fee                                                  139,687
    Custodian fee                                                       421,269
    Printing                                                            171,548
    Auditing fees                                                        47,136
    Legal fees                                                            8,882
    Miscellaneous                                                        47,532
                                                                   ------------
      Total expenses                                               $ 14,457,752
    Fees paid indirectly                                                (18,529)
                                                                   ------------
      Net expenses                                                 $ 14,439,223
                                                                   ------------
        Net investment income                                      $ 34,389,906
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 16,567,932
    Foreign currency transactions                                        (3,463)
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $ 16,564,469
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $218,517,239
    Translation of assets and liabilities in foreign
      currencies                                                        (10,241)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $218,506,998
                                                                   ------------
        Net realized and unrealized gain on investments
          and foreign currency                                     $235,071,467
                                                                   ------------
          Increase in net assets from operations                   $269,461,373
                                                                   ------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                              2003                        2002
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                  $   34,389,906           $   24,295,897
  Net realized gain (loss) on investments and foreign
    currency transactions                                                    16,564,469              (42,416,514)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                    218,506,998              (34,807,078)
                                                                         --------------           --------------
    Increase (decrease) in net assets from operations                    $  269,461,373           $  (52,927,695)
                                                                         --------------           --------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                             $  (21,891,397)          $  (13,493,082)
  From net investment income (Service Class)                                 (4,100,255)              (1,082,553)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                              --                     (10,697,838)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                              --                        (888,182)
                                                                         --------------           --------------
    Total distributions declared to shareholders                         $  (25,991,652)          $  (26,161,655)
                                                                         --------------           --------------
Net increase in net assets from series share transactions                $  730,036,300           $  565,507,632
                                                                         --------------           --------------
      Total increase in net assets                                       $  973,506,021           $  486,418,282
Net assets:
  At beginning of period                                                  1,211,573,059              725,154,777
                                                                         --------------           --------------
  At end of period (including accumulated undistributed net
    investment income of $40,030,002 and $26,150,299, respectively)      $2,185,079,080           $1,211,573,059
                                                                         --------------           --------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operations). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series'
independent auditors, whose report, together with the series' financial statements, are included in this report.

------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------------------------------
INITIAL CLASS SHARES                                      2003              2002            2001            2000          1999
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                   $17.14            $18.60          $19.59          $17.75        $18.12
                                                        ------            ------          ------          ------        ------
Income from investment operations#(S)(S) -
  Net investment income                                 $ 0.38            $ 0.45          $ 0.51          $ 0.61        $ 0.53
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      2.37             (1.37)          (0.46)           2.10          0.05
                                                        ------            ------          ------          ------        ------
      Total from investment operations                  $ 2.75            $(0.92)         $ 0.05          $ 2.71        $ 0.58
                                                        ------            ------          ------          ------        ------
Less distributions declared to shareholders -
  From net investment income                            $(0.31)           $(0.30)         $(0.42)         $(0.44)       $(0.33)
  From net realized gain on investments and
    foreign currency transactions                         --               (0.24)          (0.62)          (0.43)        (0.62)
                                                        ------            ------          ------          ------        ------
      Total distributions declared to
        shareholders                                    $(0.31)           $(0.54)         $(1.04)         $(0.87)       $(0.95)
                                                        ------            ------          ------          ------        ------
Net asset value - end of period                         $19.58            $17.14          $18.60          $19.59        $17.75
                                                        ------            ------          ------          ------        ------
Total return                                             16.32%            (5.17)%          0.25%          16.02%         3.08%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              0.84%             0.86%           0.89%           0.90%         0.90%
  Net investment income(S)(S)                             2.14%             2.58%           2.75%           3.40%         2.97%
Portfolio turnover                                          53%               73%             98%             76%          112%
Net assets at end of period (000 Omitted)           $1,790,999        $1,036,038        $684,964        $351,870      $256,128

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                              -------------------------------------              PERIOD ENDED
SERVICE CLASS SHARES                                           2003              2002           2001       DECEMBER 31, 2000*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                        $17.05            $18.54         $19.56                   $17.07
                                                             ------            ------         ------                   ------
Income from investment operations#(S)(S) -
  Net investment income                                      $ 0.33            $ 0.40         $ 0.45                   $ 0.41
  Net realized and unrealized gain (loss) on
    investments and foreign currency                           2.36             (1.36)         (0.44)                    2.08
                                                             ------            ------         ------                   ------
      Total from investment operations                       $ 2.69            $(0.96)        $ 0.01                   $ 2.49
                                                             ------            ------         ------                   ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.30)           $(0.29)        $(0.41)                  $ --
  From net realized gain on investments and foreign
    currency transactions
                                                               --               (0.24)         (0.62)                    --
                                                             ------            ------         ------                   ------
      Total distributions declared to
        shareholders                                         $(0.30)           $(0.53)        $(1.03)                  $ --
                                                             ------            ------         ------                   ------
Net asset value - end of period                              $19.44            $17.05         $18.54                   $19.56
                                                             ------            ------         ------                   ------
Total return                                                  16.00%            (5.35)%         0.02%                   13.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.09%             1.10%          1.09%                    1.15%+
  Net investment income(S)(S)                                  1.87%             2.37%          2.44%                    3.14%+
Portfolio turnover                                               53%               73%            98%                      76%
Net assets at end of period (000 Omitted)                  $394,080          $175,535        $40,191                   $3,553

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 96 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in the series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $12,809 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2003, the series' miscellaneous expenses were reduced by $5,720 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                      DECEMBER 31, 2003       DECEMBER 31, 2002
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                         $25,991,652             $20,561,288
    Long-term capital gain                       --                   5,600,367
                                            -----------             -----------
Total distributions declared                $25,991,652             $26,161,655
                                            -----------             -----------

During the year ended December 31, 2003, accumulated undistributed net investment income increased by $5,481,449 and accumulated net realized loss on investments and foreign currency transactions increased by $5,481,449 due to differences between book and tax accounting for mortgage-backed securities, currency transactions, real estate investment trusts and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

           Undistributed ordinary income          $ 39,973,285
           Capital loss carryforward               (10,903,645)
           Unrealized appreciation1                 64,129,399

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2010.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $575,566 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $438 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                     $  560,273,533      $359,258,409
                                               --------------      ------------
Investments (non-U.S. government securities)   $1,009,287,095      $459,412,449
                                               --------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $2,072,381,544
                                                               --------------
Gross unrealized appreciation                                  $  175,694,288
Gross unrealized depreciation                                     (11,180,397)
                                                               --------------
    Net unrealized appreciation                                $  164,513,891
                                                               --------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                                  YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                                 -----------------------------     -----------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                       38,109,074      $679,372,747      31,036,122      $550,784,307
Shares issued to shareholders in reinvestment
  of distributions                                 1,274,237        21,891,397       1,324,079        24,190,920
Shares reacquired                                 (8,349,455)     (148,096,852)     (8,729,153)     (151,209,018)
                                                 -----------     -------------     -----------     -------------
    Net increase                                  31,033,856      $553,167,292      23,631,048      $423,766,209
                                                 -----------     -------------     -----------     -------------

Service Class shares
                                                  YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                       11,120,649      $197,511,844       9,183,389      $159,405,991
Shares issued to shareholders in reinvestment
  of distributions                                   239,921         4,100,255         108,282         1,970,735
Shares reacquired                                 (1,386,984)      (24,743,091)     (1,162,695)      (19,635,303)
                                                 -----------     -------------     -----------     -------------
    Net increase                                   9,973,586      $176,869,008       8,128,976      $141,741,423
                                                 -----------     -------------     -----------     -------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $12,040. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 34.70%.

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VTR-ANN-2/04 45M

[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2003

[graphic omitted]

          A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
          MFS(R) STRATEGIC
          INCOME SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) STRATEGIC INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee          Electric Holdings, Inc. (welding equipment
and President                                            manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial
adviser), President (March 1997 to July 2001); The       Services, Inc. (investment advisers), Chairman and
Bank of New York (financial services), Director;         Chief Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the  principal
    federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                           INVESTOR SERVICE
Massachusetts Financial Services Company                     MFS Service Center, Inc.
500 Boylston Street                                          P.O. Box 2281
Boston, MA 02116-3741                                        Boston, MA 02107-9906

DISTRIBUTOR                                                  For general information, call toll free:
MFS Fund Distributors, Inc.                                  1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                          8 p.m. Eastern time.
Boston, MA 02116-3741
                                                             For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                            individuals, call toll free: 1-800-637-6576 any
Peter C. Vaream+                                             business day from 9 a.m. to 5 p.m. Eastern time.
                                                             (To use this service, your phone must be equipped
CUSTODIANS                                                   with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                        For share prices, account balances, exchanges or
                                                             stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                         1-800-MFS- TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                    touch-tone telephone.
New York, NY 10081
                                                             WORLD WIDE WEB
AUDITORS                                                     mfs.com
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, the series provided a total return of 10.38% for Initial Class shares and 10.10% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions, compare with returns over the same period of 4.10%, 28.97%, 1.88%, and 25.66%, respectively, for the series' benchmarks, the Lehman Brothers Aggregate Bond Index, Lehman Brothers High Yield Index, Citigroup World Government Bond Non-dollar Hedged Index, and the J.P. Morgan Emerging Markets Bond Index Global. Performance for the same period was 4.67% and 14.91% for the series' previous benchmarks, the Lehman Brothers Government/Credit Index and the Citigroup (formerly Salomon Brothers) World Government Bond Index.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Lehman Brothers Government/Credit Index measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies and all investment-grade domestic corporate debt. The Lehman Brothers High Yield Index measures the performance of the high-yield bond market. The Citigroup World Government Bond Non-dollar Hedged Index is a measure, hedged in U.S. dollars, of government bond markets around the world. The Citigroup World Government Bond Index is also a measure of government bond markets around the world. The J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).

MARKET ENVIRONMENT
The bond market for the 12 months ended December 31, 2003, was influenced by accommodative worldwide monetary policies and low interest rates paid on government bonds. As the global economies began to respond to stimulative monetary policies, investors became less risk averse and turned toward investments they had avoided in 2002. As a result, high-yield corporate bonds and emerging market debt outperformed government debt and high-grade corporate bonds. Generally, over the past year, lower-rated bonds outperformed higher-rated issues.

Although global interest rates at the end of the period were not that much different from what they had been at the start of 2003, they were volatile during that 12-month period. For example, the 10-year U.S. Treasury bond reached 3.10% in June 2003 -- a four-decade low. However, interest rates on the 10-year Treasury then backed up from late June through August until they reached 4.60% in September 2003.

SERIES POSITIONING
VIT Strategic Income Series is one of our more diversified offerings. Investments include U.S. government bonds, international bonds, high-grade and high-yield corporate bonds, and emerging market bonds.

The biggest shift in portfolio holdings was to increase the series' holdings in high-yield bonds from nearly 18% at the start of the period to roughly 30% of the portfolio in the third quarter 2003 and continuing through the end of the year. We also significantly expanded series' holdings in emerging market debt. In the process, we sliced the size of our investments in U.S. Treasury securities. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.

CONTRIBUTORS TO PERFORMANCE
The biggest performance drivers were the series' investments in the triple-B to single-B quality categories, especially the lower ratings in that range. With the economy exhibiting more positive signs in 2003, these higher-yielding issuers found it easier to gain access to the capital they needed to keep their businesses expanding. That renewed access also helped allay investor concerns about the group's ability to meet future obligations, going forward.

Two strong performing industry groups in the high-yield portion of the portfolio were industrials and telecommunications. Both groups had fallen out of favor with investors in 2002 for reasons that included structural problems, the threat of potential defaults, and limited access to capital. As the economy improved, investors realized that the default threat was not as severe as they had anticipated. Also, the capital markets loosened, and that easing proved to be a watershed event. That financing pulled back companies such as Charter Communications from the brink of bankruptcy.

International government bonds made solid contributions to series' performance, especially those from Germany, Spain, Austria, and Canada. Government debt from these 4 countries outperformed U.S. government securities on a relative basis. The series small unhedged currency position was also a plus for series' returns.

Emerging markets debt holdings comprised roughly 11% of the series' portfolio at the end of 2003. As global economic conditions improved, investors returned to the sector in their search for higher returns and that caused the value of these securities to rise.

DETRACTORS FROM SERIES PERFORMANCE
The nature of this portfolio is to provide investors with broad diversification within the fixed-income markets. Relative performance results, when compared to different benchmark indices, will naturally differ from indices that are comprised of just one or very few fixed-income sectors. For this reporting period, the series underperformed its 100% high-yield index and the overseas and emerging markets indices.

At the time yields on 10-year U.S. Treasuries were rising, we had approximately 10.5% to 11% of the series' assets invested in Treasuries. Because bond prices fall when yields rise, the series' U.S. Treasury holdings declined in the summer months and became the primary detractors from overall performance.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

Peter C. Vaream is Senior Vice President of MFS Investment Management(R) (MFS(R)) and manages the investment-grade bond, government securities and global governments portfolios of our mutual funds, variable annuities and institutional accounts. He is a member of the MFS Fixed Income Strategy Group. Peter joined MFS in 1992 and became a portfolio manager in 1993. Previously, he was Vice President in the Fixed Income Department at The First Boston Corp. from 1986 to 1992. Prior to that, he served as a corporate financial analyst. Peter earned a bachelor's degree in finance from New York University. He is a member of the Lehman Brothers Index Advisory Council.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks high current income by investing in fixed-income securities.
           Its secondary objective is to provide significant capital appreciation.

Commencement of investment operations: June 14, 1994

Class inception: Initial Class  June 14, 1994

                 Service Class  May 1, 2000

Size: $45 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes may be greater or lesser than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2003. Index information is from June 1, 1994.)

          MFS         Lehman         Lehman          Lehman     J.P. Morgan              Citigroup              Citigroup
       Strategic     Brothers       Brothers        Brothers     Emerging            World Government             World
         Income      Aggregate     Government/     High Yield   Markets Bond          Bond Non-Dollar           Government
         Series      Bond Index    Credit Index       Index     Index Global            Hedging Index           Bond Index
--------------------------------------------------------------------------------------------------------------------------
 6/94    $10,000      $10,000         $10,000        $10,000      $10,000                 $10,000                 $10,000
12/96     11,993       12,372          12,437         13,84        16,559                  13,265                  12,721
12/98     12,794       14,745          14,836         15,484       16,397                  16,432                  14,702
12/00     13,085       16,323          16,238         14,925       23,295                  18,534                  14,298
12/02     14,859       19,517          19,563         15,492       26,708                  21,015                  16,916
12/03     16,402       20,318          20,476         19,980       33,561                  21,411                  19,439


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class
                                                               1 Year           3 Years           5 Years             Life*
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                       +10.38%           +25.34%           +28.19%           +64.02%
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                   +10.38%           + 7.82%           + 5.09%           + 5.32%
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                               1 Year           3 Years           5 Years             Life*
---------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                       +10.10%           +24.54%           +26.87%           +62.32%
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                   +10.10%           + 7.59%           + 4.87%           + 5.20%
---------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                               1 Year           3 Years           5 Years             Life*
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index#                         + 4.10%           + 7.57%           + 6.62%           + 7.68%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index+**                    + 4.67%           + 8.04%           + 6.66%           + 7.77%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Index#                             +28.97%           +10.21%           + 5.23%           + 7.49%
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global#               +25.66%           +12.94%           +15.40%           +13.47%
---------------------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Non-Dollar Hedged Index#      + 1.88%           + 4.93%           + 5.44%           + 8.27%
---------------------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index#***                     +14.91%           +10.78%           + 5.75%           + 7.18%
---------------------------------------------------------------------------------------------------------------------------
*   For the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2003.
    Index information is from June 1, 1994.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.
 ** Effective June 9, 2003, we no longer use the Lehman Brothers Government Credit Index as a benchmark because we believe the
    Lehman Brothers Aggregate Bond Index better reflects the series' investment policies and objectives.
*** Effective June 9, 2003, we no longer use the Citigroup World Government Bond Index as a benchmark because we believe the
    Citigroup World Government Bond Non-Dollar Hedged Index better reflects the series' investment policies and objectives.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the series' performance would be less favorable. Please see the prospectus and financial statements for details.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Bonds - 95.6%
-------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
ISSUER                                                                            (000 OMITTED)               VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Bonds - 61.4%
  Advertising & Broadcasting - 1.8%
    Allbritton Communications Co., 7.75s, 2012                                          $   175         $   181,562
    Lamar Media Corp., 7.25s, 2013                                                          115             123,625
    Muzak LLC/Muzak Finance Corp., 10s, 2009                                                 35              37,275
    Radio One, Inc., 8.875s, 2011                                                           150             165,375
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                                        140             149,450
    XM Satellite Radio, Inc., 14s, 2009                                                      30              26,813
    XM Satellite Radio, Inc., 12s, 2010                                                     110             124,300
                                                                                                        -----------
                                                                                                        $   808,400
-------------------------------------------------------------------------------------------------------------------
  Aerospace - 1.3%
    BAE Systems Holding, Inc., 6.4s, 2011##                                             $   148         $   159,089
    Boeing Capital Corp., 5.75s, 2007                                                       113             122,040
    Hexcel Corp., 9.875s, 2008                                                               90             101,475
    Hexcel Corp., 9.75s, 2009                                                                70              73,325
    K&F Industries, Inc., 9.625s, 2010                                                      100             112,125
                                                                                                        -----------
                                                                                                        $   568,054
-------------------------------------------------------------------------------------------------------------------
  Apparel Manufacturers - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2005                                               $   300         $    39,000
-------------------------------------------------------------------------------------------------------------------
  Asset Backed & Securitized - 6.4%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029                               $   336         $   336,302
    CPS Auto Receivables Trust, 2.89s, 2009                                                  97              96,927
    Deutsche Mortgage Acceptance Corp., 7.5s, 2031                                          153             114,236
    DLJ Commercial Mortgage Corp., 7.641s, 2031 (Interest Only)                          29,000             312,606
    Falcon Auto Dealership LLC, 3.87s, 2023                                                 721             137,539
    First Union Lehman Brothers Bank, 7.243s, 2035 (Interest Only)                        5,939             154,457
    First Union Lehman Brothers Commercial, 7s, 2029                                        153             143,805
    First Union Lehman Brothers Commercial, 7.5s, 2029                                      153             152,585
    First Union National Bank Commercial, 7.66s, 2043 (Interest Only)##                   2,476             135,464
    GE Capital Commercial Mortgage Corp., 6.496s, 2033                                      187             208,272
    LB Commercial Conduit Mortgage Trust, 7.603s, 2030 (Interest Only)                    1,958              68,143
    Morgan Stanley Capital I, Inc., 6.86s, 2010                                             185             193,796
    Mortgage Capital Funding, Inc., 6.337s, 2031                                            187             206,248
    Mortgage Capital Funding, Inc., 7.51s, 2031 (Interest Only)                           1,792              57,257
    Residential Funding Mortgage Securities, Inc., 6s, 2016                                 145             145,526
    Tiaa Retail Commercial Mortgage Trust, 7.17s, 2032##                                    385             419,245
                                                                                                        -----------
                                                                                                        $ 2,882,408
-------------------------------------------------------------------------------------------------------------------
  Automotive - 3.7%
    Collins & Aikman Products Co., 10.75s, 2011                                         $    86         $    84,495
    Daimler Chrysler Holdings, 8.5s, 2031                                                    89             106,336
    Ford Motor Credit Co., 7.875s, 2010                                                     241             269,285
    Ford Motor Credit Co., 7s, 2013                                                          80              84,374
    General Motors Acceptance Corp., 7s, 2012                                               256             275,237
    General Motors Acceptance Corp., 8s, 2031                                                41              46,042
    Lear Corp., 8.11s, 2009                                                                 375             441,094
    Metaldyne Corp., 11s, 2012                                                              165             151,800
    Tenneco Automotive Inc., 10.25s, 2013                                                   140             159,250
    TRW Automotive Acquisition Corp., 9.375s, 2013                                           40              45,700
    TRW Automotive Acquisition Corp., 11s, 2013                                              10              11,775
                                                                                                        -----------
                                                                                                        $ 1,675,388
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 2.8%
    Abbey National Capital Trust I, 8.963s, 2049                                        $   152         $   201,823
    CS First Boston Mortgage Securities Corp., 6.38s, 2035                                  187             206,767
    CS First Boston USA Inc., 6.5s, 2012                                                    250             278,255
    Popular North America, Inc., 4.25s, 2008                                                125             127,110
    RBS Capital Trust, 6.425s, 2049                                                          66              66,705
    UFJ Finance, 6.75s, 2013                                                                375             399,937
                                                                                                        -----------
                                                                                                        $ 1,280,597
-------------------------------------------------------------------------------------------------------------------
  Basic Industry - 0.2%
    Trimas Corp., 9.875s, 2012                                                          $    75         $    78,187
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 2.6%
    Charter Communications Holdings LLC, 8.625s, 2009                                   $   250         $   218,125
    Continental Cablevision, 9.5s, 2013                                                     187             216,005
    CSC Holdings, Inc., 8.125s, 2009                                                        295             317,125
    Directv Holdings LLC, 8.375s, 2013                                                       35              40,600
    Mediacom Broadband LLC, 11s, 2013                                                       250             280,625
    Tele Communications, Inc., 9.8s, 2012                                                    81             105,660
                                                                                                        -----------
                                                                                                        $ 1,178,140
-------------------------------------------------------------------------------------------------------------------
  Building - 1.0%
    American Standard, Inc., 7.375s, 2008                                               $    70         $    77,350
    Jacuzzi Brands, Inc., 9.625s, 2010##                                                     40              44,000
    Nortek, Inc., 9.25s, 2007                                                               200             205,500
    Williams Scotsman Inc., 9.875s, 2007                                                    120             121,500
    Williams Scotsman Inc., 10s, 2008                                                        15              16,444
                                                                                                        -----------
                                                                                                        $   464,794
-------------------------------------------------------------------------------------------------------------------
  Business Services - 1.0%
    Iron Mountain, Inc., 8.625s, 2013                                                   $   185         $   199,800
    Lucent Technologies Inc., 5.5s, 2008                                                    150             139,500
    Xerox Corp., 7.625s, 2013                                                               115             124,200
                                                                                                        -----------
                                                                                                        $   463,500
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Huntsman ICI Holdings, 10.125s, 2009                                                $   150         $   154,500
    Johnsondiversey Holdings Inc., 10.67s, 2013##                                           115              87,975
    Koppers Industry, 9.875s, 2013##                                                         30              33,075
    Lyondell Chemical Co., 11.125s, 2012                                                    125             138,750
    Nalco Chemical Co., 7.75s, 2011##                                                        55              58,850
                                                                                                        -----------
                                                                                                        $   473,150
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.8%
    Kindercare Learning Centers, Inc., 9.5s, 2009                                       $   100         $   101,500
    Remington Arms Inc., 10.5s, 2011                                                        100             106,500
    Sealy Mattress Co., 9.875s, 2007                                                        150             155,250
                                                                                                        -----------
                                                                                                        $   363,250
-------------------------------------------------------------------------------------------------------------------
  Containers - 0.8%
    Huntsman Packaging Corp., 13s, 2010                                                 $    15         $    13,725
    Owens-Brockway Glass Container, 8.875s, 2009                                             85              93,181
    Owens-Brockway Glass Container, 8.25s, 2013                                             165             177,169
    Pliant Corp., 13s, 2010                                                                 100              91,500
                                                                                                        -----------
                                                                                                        $   375,575
-------------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    L-3 Communications Corp., 7.625s, 2012                                              $   140         $   151,725
-------------------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.1%
    Chesapeake Energy Corp., 8.125s, 2011##                                             $   250         $   277,500
    Ocean Energy, Inc., 4.375s, 2007                                                        213             220,059
                                                                                                        -----------
                                                                                                        $   497,559
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 2.6%
    AMC Entertainment, Inc., 9.5s, 2011                                                 $   140         $   147,000
    Disney Walt Co., 6.75s, 2006                                                            161             175,111
    News America Holdings, Inc., 7.7s, 2025                                                  37              43,095
    News America Inc., 6.55s, 2033                                                           42              43,631
    Regal Cinemas Corp., 9.375s, 2012                                                       235             265,550
    Six Flags Inc., 9.75s, 2013                                                             150             157,875
    Turner Broadcasting Systems, Inc., 8.375s, 2013                                         270             329,848
                                                                                                        -----------
                                                                                                        $ 1,162,110
-------------------------------------------------------------------------------------------------------------------
  Financial Services - 1.2%
    Capital One Bank, 4.25s, 2008                                                       $   100         $    99,470
    Household Finance Corp., 4.125s, 2008                                                   108             108,968
    SLM Corp., 1.381s, 2007                                                                 345             345,450
                                                                                                        -----------
                                                                                                        $   553,888
-------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 0.1%
    Seminis Vegetable Seeds Inc., 10.25s, 2013##                                        $    30         $    32,250
-------------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.0%
    Buckeye Cellulose Corp., 8s, 2010                                                   $    70         $    68,600
    Buckeye Technologies Inc., 8.5s, 2013                                                   130             139,100
    Georgia Pacific Corp., 9.375s, 2013                                                     100             115,000
    Meadwestvaco Corp., 6.8s, 2032                                                          106             109,002
                                                                                                        -----------
                                                                                                        $   431,702
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 2.3%
    Aztar Corp., 8.875s, 2007                                                           $   120         $   125,250
    Forest City Enterprises, Inc., 7.625s, 2015                                              25              26,531
    Hilton Hotels Corp., 7.625s, 2012                                                        70              78,663
    Host Marriott L P, 8.45s, 2008                                                          109             113,633
    Park Place Entertainment Corp., 8.875s, 2008                                            105             118,912
    Pinnacle Entertainment Inc., 8.75s, 2013                                                 70              71,225
    Starwood Hotels Resorts, 7.875s, 2012                                                   250             281,250
    Venetian Casino Resort LLC, 11s, 2010                                                   110             127,600
    Wackenhut Corrections Corp., 8.25s, 2013                                                 95             100,700
                                                                                                        -----------
                                                                                                        $ 1,043,764
-------------------------------------------------------------------------------------------------------------------
  Home Construction - 0.4%
    D.R. Horton, Inc., 8s, 2009                                                         $   140         $   158,200
-------------------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    MSW Energy Holdings LLC, 7.375s, 2010##                                             $    70         $    73,150
-------------------------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Prudential Funding Corp., 6.6s, 2008##                                              $    97         $   107,979
-------------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.3%
    Willis Corroon Corp., 9s, 2009                                                      $   135         $   141,750
-------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 1.4%
    Amsted Industries Inc., 10.25s, 2011##                                              $   145         $   160,225
    Blount, Inc., 7s, 2005                                                                   80              80,400
    Kennametal, Inc., 7.2s, 2012                                                             38              40,305
    Manitowoc Co., Inc., 10.5s, 2012                                                         90             102,488
    Terex Corp., 10.375s, 2011                                                               85              95,200
    United Rentals, Inc., 10.75s, 2008                                                      130             146,250
                                                                                                        -----------
                                                                                                        $   624,868
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 0.6%
    Alliance Imaging, Inc., 10.375s, 2011                                               $   120         $   127,200
    Fisher Scientific International, Inc., 8.125s, 2012                                     104             111,540
    Genesis Healthcare Corp., 8s, 2013##                                                     20              20,850
                                                                                                        -----------
                                                                                                        $   259,590
-------------------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.4%
    Arch Western Finance, LLC, 6.75s, 2013##                                            $    50         $    51,375
    Phelps Dodge Corp., 8.75s, 2011                                                          39              47,613
    U.S. Steel Corp., 9.75s, 2010                                                            80              90,000
                                                                                                        -----------
                                                                                                        $   188,988
-------------------------------------------------------------------------------------------------------------------
  Municipals - 0.8%
    Massachusetts St, 5.5s, 2013                                                        $   325         $   376,441
-------------------------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 0.1%
    Amerigas Partners LLP, 8.875s, 2011                                                 $    60         $    66,000
-------------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.3%
    ANR Pipeline Co., 8.875s, 2010                                                      $    35         $    39,375
    Kinder Morgan Energy Partners, 7.3s, 2033                                               185             210,214
    Southern Natural Gas Co., 8.875s, 2010                                                  135             151,875
    Williams Cos., Inc., 7.125s, 2011                                                       170             179,775
                                                                                                        -----------
                                                                                                        $   581,239
-------------------------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Valero Energy Corp., 6.875s, 2012                                                   $   114         $   126,152
-------------------------------------------------------------------------------------------------------------------
  Personal Computers & Peripherals - 0.5%
    Jabil Circuit, Inc., 5.875s, 2010                                                   $    84         $    87,618
    Unisys Corp., 8.125s, 2006                                                              115             124,200
                                                                                                        -----------
                                                                                                        $   211,818
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Schering Plough Corp., 6.5s, 2033                                                   $    79         $    82,179
    Wyeth, 6.5s, 2034                                                                        50              51,011
                                                                                                        -----------
                                                                                                        $   133,190
-------------------------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co., 7.25s, 2013                                                      $    65         $    68,200
-------------------------------------------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Allied Waste North America, Inc., 7.875s, 2013                                      $   250         $   270,625
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.3%
    Dex Media East LLC, 9.875s, 2009                                                    $   100         $   114,500
    Dex Media West LLC, 9.875s, 2013##                                                      145             168,562
    Hollinger International Publishing, Inc., 9s, 2010                                       70              74,375
    Mail-Well Corp., 9.625s, 2012                                                           100             111,000
    Medianews Group Inc., 6.875s, 2013##                                                    135             137,363
                                                                                                        -----------
                                                                                                        $   605,800
-------------------------------------------------------------------------------------------------------------------
  Real Estate - 0.8%
    Boston Properties Inc., 5s, 2015                                                    $   245         $   233,995
    Kimco Realty Corp., 6s, 2012                                                            100             106,173
                                                                                                        -----------
                                                                                                        $   340,168
-------------------------------------------------------------------------------------------------------------------
  Restaurants - 0.3%
    Tricon Global Restaurants, Inc., 8.875s, 2011                                       $    94         $   113,975
-------------------------------------------------------------------------------------------------------------------
  Retailers - 0.8%
    J.Crew Operating Corp., 10.375s, 2007                                               $   100         $   102,125
    Rite Aid Corp., 9.5s, 2011                                                              140             157,850
    Rite Aid Corp., 9.25s, 2013                                                              70              76,825
                                                                                                        -----------
                                                                                                        $   336,800
-------------------------------------------------------------------------------------------------------------------
  Small Business Administration - 0.5%
    Small Business Administration, 6.35s, 2021                                          $   211         $   228,723
-------------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Roundys, Inc., 8.875s, 2012                                                         $   135         $   144,112
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.6%
    AT & T Corp., 8.75s, 2031                                                           $    88         $   102,834
    Citizens Communications Co., 9s, 2031                                                    67              78,177
    Qwest Services Corp., 13.5s, 2010##                                                     130             157,950
    Sprint Capital Corp., 6.875s, 2028                                                       91              88,801
    Verizon New York, Inc., 6.875s, 2012                                                    267             295,437
                                                                                                        -----------
                                                                                                        $   723,199
-------------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 2.7%
    FNMA, 6.5s, 2032                                                                    $    40         $    41,392
    FNMA, 6s, 2017                                                                          474             498,067
    GNMA, 6.5s, 2032                                                                        651             686,485
                                                                                                        -----------
                                                                                                        $ 1,225,944
-------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 6.5%
    U.S. Treasury Bonds, 7.125s, 2023                                                   $   619         $   218,110
    U.S. Treasury Bonds, 5.375s, 2031                                                        75              78,214
    U.S. Treasury Notes, 5.75s, 2005                                                      1,014           1,088,704
    U.S. Treasury Notes, 3.375s, 2007#                                                    1,280           1,386,394
    U.S. Treasury Notes, 3.125s, 2008                                                        93              92,822
    U.S. Treasury Notes, 4.25s, 2013                                                         61              61,076
                                                                                                        -----------
                                                                                                        $ 2,925,320
-------------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 4.7%
    AES Corp., 8.75s, 2013##                                                            $    90         $   100,575
    AES Corp., 9s, 2015##                                                                    90             101,700
    Beaver Valley II Funding, 9s, 2017                                                      373             428,734
    Calpine Corp., 8.5s, 2011                                                                50              39,562
    Calpine Corp., 8.75s, 2013##                                                             90              87,075
    CMS Energy Corp., 8.5s, 2011                                                            100             108,000
    Dynegy, Inc., 6.875s, 2011                                                              100              92,125
    Midamerican Energy Holdings, 3.5s, 2008                                                 202             198,591
    Midamerican Energy Holdings, 5.875s, 2012                                               249             261,084
    PG&E Corp., 6.875s, 2008##                                                               35              37,888
    PSEG Power LLC, 7.75s, 2007                                                             259             274,864
    Reliant Resources, Inc., 9.25s, 2010##                                                   30              31,800
    Reliant Resources, Inc., 9.5s, 2013##                                                    35              37,450
    TXU Corp., 6.375s, 2006                                                                 288             304,560
                                                                                                        -----------
                                                                                                        $ 2,104,008
-------------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Cincinnati Bell, Inc., 7.25s, 2013##                                                $   100         $   105,000
-------------------------------------------------------------------------------------------------------------------
  Wireless Communications - 1.9%
    Alamosa Delaware, Inc., 11s, 2010                                                   $    84         $    91,140
    Alamosa Holdings, Inc., 7.5s, 2013                                                        0              41,600
    Centennial Communications Corp., 10.125s, 2013                                          145             159,137
    Crown Castle International Corp., 7.5s, 2013##                                          135             135,675
    Dobson Communications Corp., 8.875s, 2013##                                              40              40,500
    Nextel Communications, Inc., 7.375s, 2015                                               100             107,500
    Rural Cellular Corp., 9.75s, 2010                                                        50              48,875
    Triton PCS Inc., 8.5s, 2013                                                              70              75,250
    Western Wireless Corp., 9.25s, 2013                                                     140             147,700
                                                                                                        -----------
                                                                                                        $   847,377
-------------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                        $27,612,057
-------------------------------------------------------------------------------------------------------------------
Foreign Bonds - 34.2%
  Algeria - 0.1%
    Algeria Tranche, 2.063s, 2010                                                       $    42         $    40,768
-------------------------------------------------------------------------------------------------------------------
  Australia - 1.0%
    Burns Philip Capital Property Ltd., 9.75s, 2012 (Food & Non Alcoholic
      Beverage)##                                                                       $   330         $   353,100
    Commomwealth of Australia, 6.5s, 2013                                              AUD  152             121,688
                                                                                                        -----------
                                                                                                        $   474,788
-------------------------------------------------------------------------------------------------------------------
  Austria - 1.6%
    Republic of Austria, 5.5s, 2007                                                    EUR  296         $   401,412
    Republic of Austria, 5s, 2012                                                           188             250,061
    Republic of Austria, 4.65s, 2018                                                         50              63,236
                                                                                                        -----------
                                                                                                        $   714,709
-------------------------------------------------------------------------------------------------------------------
  Belgium - 0.4%
    Kingdom of Belgium, 3.75s, 2009                                                    EUR   74         $    93,560
    Kingdom of Belgium, 5s, 2012                                                             55              73,049
                                                                                                        -----------
                                                                                                        $   166,609
-------------------------------------------------------------------------------------------------------------------
  Brazil - 3.0%
    Federal Republic of Brazil, 9.25s, 2010                                             $   200         $   215,000
    Federal Republic of Brazil, 10s, 2011                                                   114             125,970
    Federal Republic of Brazil, 2.063s, 2012                                                165             148,500
    Federal Republic of Brazil, 10.25s, 2013                                                113             126,843
    Federal Republic of Brazil, 8s, 2014                                                    378             370,482
    Federal Republic of Brazil, 2s, 2024                                                     68              58,310
    Federal Republic of Brazil, 8.875s, 2024                                                124             120,900
    Federal Republic of Brazil, 11s, 2040                                                   156             171,600
                                                                                                        -----------
                                                                                                        $ 1,337,605
-------------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.4%
    Republic of Bulgaria, 8.25s, 2015##                                                 $   138         $   162,090
-------------------------------------------------------------------------------------------------------------------
  Canada - 2.0%
    Abitibi Consolidated, Inc., 8.3s, 2005 (Forest & Paper Products)                    $   206         $   217,977
    Government of Canada, 5.5s, 2009                                                   CAD  463             382,298
    Government of Canada, 5.25s, 2012                                                       107              86,630
    Government of Canada, 8s, 2023                                                           53              55,264
    Rogers Cable, Inc., 6.25s, 2013 (Broadcast & Cable TV)                              $   147             148,103
                                                                                                        -----------
                                                                                                        $   890,272
-------------------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Empresa Nacional de Electric, 8.35s, 2013 (Utilities - Electric Power)              $    81         $    91,055
    Enersis S. A., 7.375s, 2014 (Utilities - Electric Power)##                              104             107,075
                                                                                                        -----------
                                                                                                        $   198,130
-------------------------------------------------------------------------------------------------------------------
  Colombia - 0.3%
    Republic of Colombia, 9.75s, 2009                                                   $    39         $    43,017
    Republic of Colombia, 10.75s, 2013                                                       90             102,375
                                                                                                        -----------
                                                                                                        $   145,392
-------------------------------------------------------------------------------------------------------------------
  Denmark - 0.8%
    Kingdom of Denmark, 7s, 2007                                                       DKK  475         $    90,688
    Kingdom of Denmark, 6s, 2009                                                          1,110             207,955
    Kingdom of Denmark, 5s, 2013                                                            378              66,611
                                                                                                        -----------
                                                                                                        $   365,254
-------------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.1%
    Republic of Dominican, 9.5s, 2006##                                                 $    39         $    32,760
    Republic of Dominican, 9.04s, 2013##                                                      2               1,520
                                                                                                        -----------
                                                                                                        $    34,280
-------------------------------------------------------------------------------------------------------------------
  Finland - 1.7%
    Republic of Finland, 3s, 2008                                                      EUR  530         $   653,290
    Republic of Finland, 5.375s, 2013                                                        74             100,996
                                                                                                        -----------
                                                                                                        $   754,286
-------------------------------------------------------------------------------------------------------------------
  France - 2.3%
    Crown Cork & Seal, 9.5s, 2011 (Containers)                                          $    55         $    62,288
    France Telecom S.A., 9.75s, 2031 (Telecommunications - Wireline)                        174             231,189
    Republic of France, 4.75s, 2007                                                    EUR  221             293,112
    Republic of France, 4s, 2009                                                            107             136,573
    Republic of France, 4.75s, 2012                                                          34              44,530
    Rhodia S.A., 8.875s, 2011 (Chemicals)##                                             $   190             174,800
    Vivendi Universal S.A., 6.25s, 2008 (Advertising & Broadcasting)##                       75              79,406
                                                                                                        -----------
                                                                                                        $ 1,021,898
-------------------------------------------------------------------------------------------------------------------
  Germany - 3.8%
    Deutsche Telekom, 8.75s, 2030 (Telecommunications - Wireline)                       $   107         $   136,685
    Federal Republic of Germany, 4.75s, 2008                                           EUR   22              29,275
    Federal Republic of Germany, 4.5s, 2009                                                 545             713,855
    Federal Republic of Germany, 5.25s, 2010                                                441             597,606
    Kreditanstalt Fuer Wiederaufbau, 3.25s, 2008 (Banks)                                    194             242,479
    Kronos International, Inc., 8.875s, 2009 (Chemicals)                                     10              13,607
                                                                                                        -----------
                                                                                                        $ 1,733,507
-------------------------------------------------------------------------------------------------------------------
  Greece - 0.3%
    Republic of Greece, 3.5s, 2008                                                     EUR   58         $    73,053
    Republic of Greece, 4.6s, 2013                                                           37              47,362
                                                                                                        -----------
                                                                                                        $   120,415
-------------------------------------------------------------------------------------------------------------------
  Ireland - 1.8%
    MDP Acquisitions PLC, 9.625s, 2012 (Forest & Paper Products)                        $    95         $   106,400
    Republic of Ireland, 4.25s, 2007                                                   EUR  307             399,950
    Republic of Ireland, 3.25s, 2009                                                        178             220,144
    Republic of Ireland, 5s, 2013                                                            54              71,769
                                                                                                        -----------
                                                                                                        $   798,263
-------------------------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 4.75s, 2013                                                     EUR  159         $   206,876
    Republic of Italy, 5.25s, 2017                                                           53              70,613
    Telecom Italia Cap, 5.25s, 2013 (Telcommunications - Wireline)##                    $   112             112,223
                                                                                                        -----------
                                                                                                        $   389,712
-------------------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.6%
    JSC Kazkommertsban, 8.5s, 2013 (Banks & Credit Cos.)                                $    40         $    41,850
    Kazkommerts International BV, 10.125s, 2007 (Banks & Credit Cos.)##                      34              38,335
    Kazkommerts International BV, 8.5s, 2013 (Banks & Credit Cos.)##                         76              79,515
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                                            100             106,250
                                                                                                        -----------
                                                                                                        $   265,950
-------------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.2%
    Millicom International Cellular S.A., 10s, 2013 (Wireless
      Communications)##                                                                 $    90         $    94,950
-------------------------------------------------------------------------------------------------------------------
  Malaysia - 0.5%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                                $   200         $   236,991
-------------------------------------------------------------------------------------------------------------------
  Mexico - 2.7%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                                  $   180         $   202,950
    Grupo Televisa S.A. de C.V., 8.5s, 2032 (Broadcast & Cable TV)                           84              88,200
    Innova S de R. L., 9.375s, 2013 (Wireless Communications)##                              51              52,339
    Pemex Project Funding Master Trust, 8.625s, 2022 (Finance - Other
      Services)                                                                             288             318,960
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                                  106             125,080
    TFM SA de CV, 12.5s, 2012 (Transportation - Services)                                    25              28,500
    United Mexican States, 8.125s, 2019                                                      13              14,527
    United Mexican States, 11.5s, 2026                                                      256             370,560
                                                                                                        -----------
                                                                                                        $ 1,201,116
-------------------------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Kingdom of Netherlands, 3.75s, 2009                                                EUR  422         $   533,116
    Kingdom of Netherlands, 5s, 2012                                                        164             218,824
                                                                                                        -----------
                                                                                                        $   751,940
-------------------------------------------------------------------------------------------------------------------
  New Zealand - 0.7%
    Government of New Zealand, 7s, 2009                                                NZD  145         $   100,085
    Government of New Zealand, 6.5s, 2013                                                   322             219,216
                                                                                                        -----------
                                                                                                        $   319,301
-------------------------------------------------------------------------------------------------------------------
  Panama - 0.5%
    Republic of Panama, 1.938s, 2016                                                    $   104         $    90,163
    Republic of Panama, 9.375s, 2023                                                         82              89,380
    Republic of Panama, 9.375s, 2029                                                         39              43,875
                                                                                                        -----------
                                                                                                        $   223,418
-------------------------------------------------------------------------------------------------------------------
  Poland - 0.3%
    PTC International Finance II S.A., 11.25s, 2009 (Wireless
      Communications)                                                                   $   130         $   143,000
-------------------------------------------------------------------------------------------------------------------
  Portugal - 0.4%
    Republic of Portugal, 5.45s, 2013                                                  EUR  123         $   168,118
-------------------------------------------------------------------------------------------------------------------
  Qatar - 0.7%
    State of Qatar, 9.75s, 2030                                                         $   226         $   318,660
-------------------------------------------------------------------------------------------------------------------
  Russia - 1.3%
    AO Siberian Oil Co., 10.75s, 2009 (Energy - Integrated)                             $    78         $    87,984
    Gazprom, 9.625s, 2013 (Utilities - Gas)##                                               110             121,275
    Mobile Telesystems Fin S.A., 9.75s, 2008 (Wireless Communications)##                     50              54,125
    Russian Federation, 11s, 2018##                                                         130             175,500
    Tyumen Oil Co., 11s, 2007 (Oil Services)                                                141             161,269
                                                                                                        -----------
                                                                                                        $   600,153
-------------------------------------------------------------------------------------------------------------------
  Singapore - 0.2%
    Flextronics International Ltd., 6.5s, 2013 (Electronics)                            $    95         $    98,325
-------------------------------------------------------------------------------------------------------------------
  Spain - 1.5%
    Kingdom of Spain, 6s, 2008                                                         EUR  394         $   546,439
    Kingdom of Spain, 5.35s, 2011                                                           106             144,452
                                                                                                        -----------
                                                                                                        $   690,891
-------------------------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 5.5s, 2012                                                      SEK  290         $    42,713
    Spintab AB, 5s, 2008 (Banks & Credit Cos.)                                            1,100             156,763
                                                                                                        -----------
                                                                                                        $   199,476
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    British Sky Broadcasting Group, 7.3s, 2006 (Advertising & Broadcasting)             $   144         $   160,340
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)                                    170             208,860
    United Kingdom Treasury, 7.25s, 2007                                               GBP   48              93,822
    United Kingdom Treasury, 5.75s, 2009                                                     36              67,835
    United Kingdom Treasury, 5s, 2012                                                        21              38,078
                                                                                                        -----------
                                                                                                        $   568,935
-------------------------------------------------------------------------------------------------------------------
  Venezuela - 0.1%
    Republic of Venezuela, 10.75s, 2013##                                               $    62         $    66,185
-------------------------------------------------------------------------------------------------------------------
  Ukraine - 0.2%
    Ukraine Cabinet of Ministers, 7.65s, 2013##                                         $   100         $   104,000
-------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                     $15,399,387
-------------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $39,964,605)                                                              $43,011,444
-------------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.0%
-------------------------------------------------------------------------------------------------------------------
    New Center Asset Trust, due 1/02/04, at Amortized Cost                              $ 1,802         $ 1,801,951
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
-------------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/03, due 1/02/04, total to be received
      $146,008 (secured by various U.S. Treasury obligations), at Cost                  $   146         $   146,000
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $41,912,556)                                                        $44,959,395
Other Assets, Less Liabilities - 0.1%                                                                        34,958
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                     $44,994,353
-------------------------------------------------------------------------------------------------------------------
 # Security segregated as collateral for open futures contracts.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar.
A list of abbreviations is shown below.

AUD  =  Australian Dollars          GBP  =  British Pounds
CAD  =  Canadian Dollars            JPY  =  Japanese Yen
DKK  =  Danish Kroner               NZD  =  New Zealand Dollars
EUR  =  Euro                        SEK  =  Swedish Kroner

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $41,912,556)              $44,959,395
  Cash                                                                   15,771
  Receivable for forward foreign currency exchange contracts             37,218
  Receivable for series shares sold                                      79,143
  Receivable for investments sold                                           543
  Interest receivable                                                   751,073
  Other assets                                                              247
                                                                    -----------
      Total assets                                                  $45,843,390
                                                                    -----------
Liabilities:
  Payable for series shares reacquired                              $   187,827
  Payable for investments purchased                                     198,959
  Payable for forward foreign currency exchange contracts               458,949
  Payable for daily variation margin on open futures contracts            1,875
  Payable to affiliates -
    Management fee                                                          917
    Shareholder servicing costs                                              67
    Distribution fee                                                         63
  Accrued expenses and other liabilities                                    380
                                                                    -----------
      Total liabilities                                             $   849,037
                                                                    -----------
Net assets                                                          $44,994,353
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $41,266,405
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      2,627,350
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (942,158)
  Accumulated undistributed net investment income                     2,042,756
                                                                    -----------
      Total                                                         $44,994,353
                                                                    -----------
Shares of beneficial interest outstanding                            4,090,413
                                                                     ---------
Initial Class shares:
  Net asset value per share
    (net assets of $35,888,205 / 3,255,764 shares of
    beneficial interest outstanding)                                   $11.02
                                                                       ------
Service Class shares:
  Net asset value per share
    (net assets of $9,106,148 / 834,649 shares of
    beneficial interest outstanding)                                   $10.91
                                                                       ------
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income:
  Interest                                                          $ 2,694,919
                                                                    -----------
  Expenses -
    Management fee                                                  $   334,845
    Administrative fee                                                    4,395
    Trustees' compensation                                                1,289
    Shareholder servicing costs                                          15,885
    Distribution fee (Service Class)                                     16,355
    Custodian fee                                                        30,100
    Printing                                                             59,805
    Auditing fees                                                        44,336
    Legal fees                                                            1,317
    Miscellaneous                                                         3,689
                                                                    -----------
      Total expenses                                                $   512,016
    Fees paid indirectly                                                   (548)
    Reduction of expenses by investment adviser                         (93,299)
                                                                    -----------
      Net expenses                                                  $   418,169
                                                                    -----------
        Net investment income                                       $ 2,276,750
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 1,779,521
    Futures contracts                                                   (84,160)
    Foreign currency transactions                                      (812,825)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions                                                $   882,536
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 1,502,759
    Futures contracts                                                    (9,645)
    Translation of assets and liabilities in foreign
      currencies                                                       (269,538)
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $ 1,223,576
                                                                    -----------
        Net realized and unrealized gain on investments
          and foreign currency                                      $ 2,106,112
                                                                    -----------
          Increase in net assets from operations                    $ 4,382,862
                                                                    -----------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                               2003            2002
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                       $  2,276,750    $  2,266,171
  Net realized gain (loss) on investments and foreign currency transactions        882,536        (865,809)
  Net unrealized gain on investments and foreign currency translation            1,223,576       2,316,894
                                                                              ------------    ------------
    Increase in net assets from operations                                    $  4,382,862    $  3,717,256
                                                                              ------------    ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                  $ (2,124,062)   $ (1,786,880)
  From net investment income (Service Class)                                      (284,551)        (20,014)
                                                                              ------------    ------------
    Total distributions declared to shareholders                              $ (2,408,613)   $ (1,806,894)
                                                                              ------------    ------------
Net increase (decrease) in net assets from series share transactions          $  2,125,581    $ (8,838,707)
                                                                              ------------    ------------
    Total increase (decrease) in net assets                                   $  4,099,830    $ (6,928,345)
Net assets:
  At beginning of period                                                        40,894,523      47,822,868
                                                                              ------------    ------------
  At end of period (including accumulated undistributed net investment
    income of $2,042,756 and $2,291,436, respectively)                        $ 44,994,353    $ 40,894,523
                                                                              ------------    ------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share.
The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions, held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.
------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
INITIAL CLASS SHARES                                          2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                       $10.53         $10.09         $10.01         $10.03         $10.88
                                                            ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)(S)                               $ 0.55         $ 0.50         $ 0.50         $ 0.61         $ 0.54
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          0.51           0.32          (0.04)         (0.15)         (0.80)
                                                            ------         ------         ------         ------         ------
      Total from investment operations                      $ 1.06         $ 0.82         $ 0.46         $ 0.46         $(0.26)
                                                            ------         ------         ------         ------         ------
Less distributions declared to shareholders from net
  investment income                                         $(0.57)        $(0.38)        $(0.38)        $(0.48)        $(0.59)
                                                            ------         ------         ------         ------         ------
Net asset value - end of period                             $11.02         $10.53         $10.09         $10.01         $10.03
                                                            ------         ------         ------         ------         ------
Total return                                                 10.38%          8.40%          4.75%          4.90%         (2.50)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  0.90%          0.90%          0.92%          0.96%          1.01%
  Net investment income(S)(S)                                 5.16%          4.85%          4.99%          6.21%          5.19%
Portfolio turnover                                             146%           249%           171%            93%           128%
Net assets at end of period (000 Omitted)                  $35,888        $37,505        $47,484        $50,782        $45,061

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other
    Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of
    December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series.
    Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income(S)(S)                        $ 0.53          $ 0.48          $ 0.48          $ 0.60         $ 0.54
      Ratios (to average net assets):
        Expenses##                                         1.11%           1.10%           1.12%           1.09%          1.05%
        Net investment income(S)(S)                        4.95%           4.65%           4.79%           6.08%          5.15%
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------             PERIOD ENDED
SERVICE CLASS SHARES                                       2003              2002             2001       DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                    $10.45            $10.03           $ 9.97                   $ 9.47
                                                         ------            ------           ------                   ------
Income from investment operations# -
  Net investment income(S)(S)                            $ 0.52            $ 0.44           $ 0.45                   $ 0.32
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.50              0.36            (0.01)                    0.18+++
                                                         ------            ------           ------                   ------
      Total from investment operations                   $ 1.02            $ 0.80           $ 0.44                   $ 0.50
                                                         ------            ------           ------                   ------
                                                                                                                     $
Less distributions declared to shareholders from
  net investment income                                  $(0.56)           $(0.38)          $(0.38)                    --
                                                         ------            ------           ------                   ------
Net asset value - end of period                          $10.91            $10.45           $10.03                   $ 9.97
                                                         ------            ------           ------                   ------
Total return                                              10.10%             8.19%            4.56%                    5.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.15%             1.15%            1.12%                    1.12%+
  Net investment income(S)(S)                              4.86%             4.50%            4.64%                    6.57%+
Portfolio turnover                                          146%              249%             171%                      93%
Net assets at end of period (000 Omitted)                $9,106            $3,390             $339                      $10

(S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series'
    Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than
    0.15% of average daily net assets for Service Class. To the extent that the expense reimbursement fee exceeds the series'
    actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income(S)(S)                        $ 0.49            $ 0.42           $ 0.43                   $ 0.31
      Ratios (to average net assets):
        Expenses##                                         1.36%             1.35%            1.32%                    1.25%+
        Net investment income(S)(S)                        4.65%             4.30%            4.44%                    6.44%+
     * For the period from the inception of Service Class share operations, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
(S)(S) As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 39 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Bonds and other fixed income securities (other than short-term obligations) in the series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Foreign currency options are valued using an internal pricing model approved by the Board of Trustees that uses market data from an independent pricing service. Futures contracts are valued at the settlement price as reported by an independent pricing service. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing service. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust relative position in one or more currencies without buying and selling portfolio assets. Investments in index contracts or contracts on related options for purposes other than hedging, may be made when the trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when- issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                  DECEMBER 31, 2003          DECEMBER 31, 2002
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                      $2,408,613                 $1,806,894
    Long-term capital gain                   --                         --
                                         ----------                 ----------
                                         $2,408,613                 $1,806,894
    Tax return of capital                    --                         --
                                         ----------                 ----------
Total distributions declared             $2,408,613                 $1,806,894
                                         ----------                 ----------

During the year ended December 31, 2003, accumulated undistributed net investment income decreased by $116,817, accumulated net realized loss on investments and foreign currency transaction decreased by $111,374, and paid-in capital increased by $5,443 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $2,327,977
          Undistributed long-term capital gain                  --
          Capital loss carryforward                       (663,903)
          Unrealized appreciation on investments
            and foreign currency
          translation                                    2,761,609
          Other temporary differences                     (697,735)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2010, ($663,903).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class and Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. At December 31, 2003, aggregate unreimbursed expenses amounted to $710,219.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                  First $2 billion                0.0175%
                  Next $2.5 billion               0.0130%
                  Next $2.5 billion               0.0005%
                  In excess of $7 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $15,624 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $114 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                      $17,075,168       $25,902,086
                                                 ----------        ----------
Investments (non-U.S. government securities)    $46,013,670       $36,373,933
                                                 ----------        ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $42,199,516
                                                                 -----------
Gross unrealized appreciation                                    $ 2,898,638
Gross unrealized depreciation                                       (138,759)
                                                                 -----------
    Net unrealized appreciation                                  $ 2,759,879
                                                                 -----------

(5) Shares of Beneficial Interest

Initial Class shares

                                            YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                         -------------------------------   -------------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  3,214,711       $34,248,043       2,693,922       $27,240,029
Shares issued to shareholders in
  reinvestment of distributions                204,039         2,124,049         181,778         1,786,878
Shares reacquired                           (3,723,598)      (39,623,389)     (4,022,805)      (40,783,823)
                                         -------------   ---------------   -------------   ---------------
    Net decrease                              (304,848)      $(3,251,297)     (1,147,105)     $(11,756,916)
                                         -------------   ---------------   -------------   ---------------

Service Class shares

                                            YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                         -------------------------------   -------------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                    833,597        $8,784,682         314,863        $3,161,745
Shares issued to shareholders in
  reinvestment of distributions                 27,572           284,540           2,048            20,006
Shares reacquired                             (350,922)       (3,692,344)        (26,300)         (263,542)
                                         -------------   ---------------   -------------   ---------------
    Net increase                               510,247        $5,376,878         290,611        $2,918,209
                                         -------------   ---------------   -------------   ---------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $322. The series had no borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                               NET UNREALIZED
                                           CONTRACTS TO                           CONTRACTS      APPRECIATION
                  SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Sales                     1/13/04       AUD     159,393        $  116,722        $  119,830        $  (3,108)
                          1/13/04       CAD     408,341           310,649           315,781           (5,132)
                           2/9/04       DKK   1,866,175           305,730           315,387           (9,657)
                  1/13/04-1/26/04       EUR   4,777,971         5,596,572         6,017,630         (421,058)
                          1/13/04       GBP      20,650            34,903            36,825           (1,922)
                          3/15/04       NZD     481,966           308,897           313,057           (4,160)
                   1/13/04-2/9/04       SEK   1,469,549           190,225           204,137          (13,912)
                                                               ----------        ----------        ---------
                                                               $6,863,698        $7,322,647        $(458,949)
                                                               ----------        ----------        ---------
Purchases                 1/13/04       AUD     198,694        $  138,964        $  149,376        $  10,412
                          1/13/04       CAD     130,773           100,000           101,130            1,130
                          1/13/04       EUR     187,088           223,753           235,636           11,883
                          1/13/04       GBP     136,542           230,480           243,494           13,014
                          3/15/04       JPY  11,874,129           110,316           111,095              779
                                                               ----------        ----------        ---------
                                                               $  803,513        $  840,731        $  37,218
                                                               ----------        ----------        ---------

At December 31, 2003, the series had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

DESCRIPTION                                   EXPIRATION            CONTRACTS             POSITION         DEPRECIATION
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note 10 Yr.                     March 2004                   12                Short             $(9,143)

At December 31, 2003, series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin
R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VWG-ANN 2/04 17M

[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) INVESTORS
                GROWTH STOCK SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
-------------------------------------------------------------------------------

MFS(R) INVESTORS GROWTH STOCK SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee and      Electric Holdings, Inc. (welding equipment
President                                                manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice Chairman
(June 2000 to December 2001); Fidelity Management &      ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Research Company (investment adviser), President         Private investor; Rockefeller Financial Services,
(March 1997 to July 2001); The Bank of New York          Inc. (investment advisers), Chairman and Chief
(financial services), Director; Bell Canada              Executive Officer
Enterprises (telecommunications), Director; Telesat
(satellite communications), Director                     LAWRENCE T. PERERA (born 06/23/35) Trustee
                                                         Hemenway & Barnes (attorneys), Partner
JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee
Massachusetts Financial Services Company, Chairman       WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Private investor; Harvard University Graduate
INDEPENDENT TRUSTEES                                     School of Business Administration, Class of 1961
                                                         Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
S. Irfan Ali+                                            business day from 9 a.m. to 5 p.m. Eastern time.
Gregory Locraft+                                         (To use this service, your phone must be equipped
Stephen Pesek+                                           with a Telecommunications Device for the Deaf).

CUSTODIAN                                                For share prices, account balances, exchanges or
State Street Bank and Trust Company                      stock and bond outlooks, call toll free:
225 Franklin Street, Boston, MA 02110                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
AUDITORS
Deloitte & Touche LLP                                    WORLD WIDE WEB
200 Berkeley Street, Boston, MA 02116                    mfs.com

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 23.02% and Service Class shares 22.60%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 29.75% over the same period for the series' benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks.

PORTFOLIO MANAGEMENT UPDATE
In November 2003, Irfan Ali and Gregory Locraft joined Stephen Pesek in managing the portfolio. There has been no change to the series' investment philosophy or approach. MFS(R) Investors Growth Stock Series will continue to pursue its traditional bottom-up, well-diversified, growth-at-a-reasonable-price strategy.

MARKET ENVIRONMENT
After three years of consecutive declines, growth stocks (as measured by the Russell Index) finished the 12 months ended December 31, 2003 in positive territory. Each of the 13 sectors we track registered gains, with some of the strongest advances coming from heretofore beleaguered utilities and communications stocks as well as basic materials industries. However, the biggest contributor to returns for the series' benchmark, the Russell Index, was technology. Stabilization in corporate demand for networking and storage gear, together with robust consumer demand for electronics products such as notebook PCs, flat panel displays, and wireless handsets, led to overwhelmingly positive earnings revisions -- and consequently, stock price performance -- across the technology sector.

DETRACTORS FROM PERFORMANCE
The series' performance lagged that of its benchmark during the period. Positioning among technology, industrial goods and services, and business services concerns comprised the chief areas of disappointment.

Maintaining an underweighted position among technology stocks in general, and semiconductor concerns in particular, hurt relative results. Overall stock selection in the sector also hurt results. Strong gains from portfolio holdings such as chip maker Analog Devices and storage software provider VERITAS Software failed to fully offset the performance drag of being underweighted in semiconductor giants Intel and Texas Instruments. Stocks of electronic component makers and equipment suppliers rallied strongly over the period as investors anticipated a cyclical rebound in demand. By the end of the period, evidence of strength in specific product markets led us to selectively increase our exposure to those areas.

Stock selection in the industrial goods and services area also hurt performance. Our holding in aerospace and defense firm Northrop Grumman disappointed as a number of one-time charges masked otherwise good operating performance. We sold the stock during the period. Being underweighted in General Electric also detracted from relative results as the stock delivered strong performance for the year.

In business services, our position in Automatic Data Processing held back performance. Early in 2003, the company had managed amid a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In March, ADP management signaled that they would abandon their cost-cutting efforts, a move that we felt would dampen future earnings growth. The stock fell on the news of the change in strategy, and we sold our position.

Retailer Kohl's was also a significant performance detractor. Weakness in the moderate price apparel area led the company to report disappointing sales and earnings. As of the end of the period, we felt this setback was temporary in nature and viewed Kohl's as offering attractive longer-term growth potential.

The portfolio's cash position also detracted from relative performance. As with nearly all variable product subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE
Holdings in the health care sector boosted portfolio results. We avoided or underweighted a number of large-cap pharmaceutical stocks because we felt their medium-term growth prospects would be limited by patent expirations on key products as well as by a dearth of new drugs in the development pipeline. Instead, we trained our sights on select biotechnology concerns we believed would offer stronger sustainable growth. For example, we favored Genentech and Amgen over Johnson & Johnson, in which we were relatively underweighted, and Merck, which we did not own. This positioning proved beneficial during the period. Our holdings in pharmaceutical and health care products company Wyeth, however, detracted from results.

Positioning among consumer staples concerns also contributed to performance. Our holding in Colgate-Palmolive helped relative results. Conversely, Coca-Cola, which we largely avoided over the course of the year and did not own at period-end, suffered as volume growth failed to live up to investor expectations.

Other contributors to performance included overweighted positions in InterActiveCorp. in the leisure sector and Best Buy in the retailing sector.

    Respectfully,

/s/ S. Irfan Ali          /s/ Gregory Locraft          /s/ Stephen Pesek

    S. Irfan Ali              Gregory Locraft              Stephen Pesek
    Portfolio Manager         Portfolio Manager            Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

S. Irfan Ali is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the strategic growth and multi-cap portfolios of our mutual funds, variable annuities, and offshore investment products, and the large-cap growth portfolios of our institutional accounts. Irfan joined MFS as a research analyst in 1993 after graduating from Harvard Busines School with an M.B.A. degree and was named Assistant Vice President in 1996, Vice President in 1997, portfolio manager in 1999, and Senior Vice President in 2001. He completed his bachelor's degree at Harvard in 1989 and worked as a corporate finance analyst with First Boston Corp. before going to business school.

Gregory Locraft, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Mr. Locraft joined MFS in 1998 as a research analyst. Previously, he was a Senior Consultant for Kaiser Associates, Inc. Prior to that, he was a Financial Consultant for Smith, Barney, Inc. He was named portfolio manager in October 2003. He received a bachelor of arts degree in Political Science and History from Williams College and an M.B.A. from Harvard University. He holds the Chartered Financial Analyst (CFA) designation.

Stephen Pesek, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a member of our large-cap growth portfolio management team. He manages the large-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Steve joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at Fidelity Investments as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He holds the Chartered Financial Analyst (CFA) designation.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks to provide long-term growth of capital and future income rather than current income.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class   May 3, 1999
                 Service Class  May 1, 2000

Size: $406.1 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, May 3, 1999, through
December 31, 2003. Index information is from May 1, 1999.)

                         MFS Investors
                    Growth Stock Series --          Russell 100
                         Initial Class             Growth Index

          5/99             $10,000                   $10,000
          12/99             14,001                    12,504
          12/00             13,138                     9,700
          12/01              9,967                     7,719
          12/02              7,222                     5,567
          12/03              8,885                     7,223

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS

                                            1 Year       3 Years       Life*
----------------------------------------------------------------------------
Cumulative Total Return                    +23.02%       -32.37%     -11.15%
----------------------------------------------------------------------------
Average Annual Total Return                +23.02%       -12.22%     - 2.50%
----------------------------------------------------------------------------

SERVICE CLASS
                                            1 Year       3 Years       Life*
----------------------------------------------------------------------------
Cumulative Total Return                    +22.60%       -33.38%     -12.55%
----------------------------------------------------------------------------
Average Annual Total Return                +22.60%       -12.66%     - 2.84%
----------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                            1 Year       3 Years       Life*
----------------------------------------------------------------------------
Russell 1000 Growth Index#                 +29.75%       - 9.36%     - 6.73%
----------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2003.
    Index information is from May 1, 1999.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the results would have been less favorable. Please see the prospectus or financial statements for details.

KEY RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities involves risks relating to interest rates and currency exchange rates, economic, and political conditions.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 95.3%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Aerospace - 0.1%
    Honeywell International, Inc.                                                        2,600         $     86,918
    L-3 Communications Holding, Inc.#*                                                   2,000              102,720
    Lockheed Martin Corp.                                                                7,900              406,060
                                                                                                       ------------
                                                                                                       $    595,698
-------------------------------------------------------------------------------------------------------------------
  Airlines - 0.9%
    JetBlue Airways Corp.#*                                                             19,365         $    513,560
    Southwest Airlines Co.                                                             202,900            3,274,806
                                                                                                       ------------
                                                                                                       $  3,788,366
-------------------------------------------------------------------------------------------------------------------
  Alcoholic Beverages - 0.1%
    Anheuser-Busch Cos., Inc.                                                           10,900         $    574,212
-------------------------------------------------------------------------------------------------------------------
  Apparel Manufacturers - 1.4%
    Coach, Inc.*                                                                        33,100         $  1,249,525
    Nike, Inc., "B"                                                                     43,140            2,953,364
    Reebok International Ltd.                                                           34,100            1,340,812
                                                                                                       ------------
                                                                                                       $  5,543,701
-------------------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                                                               31,400         $  1,492,442
-------------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 6.8%
    American Express Co.                                                               124,240         $  5,992,095
    Bank of New York Co., Inc.                                                          85,400            2,828,448
    Citigroup, Inc.                                                                    145,795            7,076,889
    Fannie Mae                                                                          53,640            4,026,218
    MBNA Corp.                                                                         149,990            3,727,252
    Mellon Financial Corp.                                                              20,400              655,044
    Northern Trust Corp.                                                                26,400            1,225,488
    SLM Corp.                                                                           55,610            2,095,385
                                                                                                       ------------
                                                                                                       $ 27,626,819
-------------------------------------------------------------------------------------------------------------------
  Biotechnology - 3.1%
    Amgen, Inc.*                                                                        60,300         $  3,726,540
    Genentech, Inc.*                                                                     3,700              346,209
    Genzyme Corp.*                                                                      69,900            3,448,866
    Gilead Sciences, Inc.*                                                              88,210            5,128,529
                                                                                                       ------------
                                                                                                       $ 12,650,144
-------------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 6.4%
    Citadel Broadcasting Corp.*                                                          2,800         $     62,636
    Clear Channel Communications, Inc.                                                 113,180            5,300,219
    Comcast Corp., "A"*                                                                163,624            5,378,321
    Cox Communications, Inc., "A"*                                                      15,300              527,085
    EchoStar Communications Corp., "A"*                                                119,600            4,066,400
    Entercom Communications Corp., "A"#*                                                 8,500              450,160
    Liberty Media Corp., "A"*                                                          117,300            1,394,697
    NTL, Inc.*                                                                          15,500            1,081,125
    Time Warner, Inc.*                                                                 285,400            5,134,346
    Univision Communications, Inc., "A"#*                                               27,600            1,095,444
    Westwood One, Inc.*                                                                 41,000            1,402,610
                                                                                                       ------------
                                                                                                       $ 25,893,043
-------------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 2.0%
    Charles Schwab Corp.                                                                59,200         $    700,928
    Goldman Sachs Group, Inc.                                                           19,600            1,935,108
    Merrill Lynch & Co., Inc.                                                           51,010            2,991,737
    Morgan Stanley Dean Witter & Co.                                                    46,800            2,708,316
                                                                                                       ------------
                                                                                                       $  8,336,089
-------------------------------------------------------------------------------------------------------------------
  Business Services - 1.6%
    Affiliated Computer Services, Inc., "A"#*                                           26,200         $  1,426,852
    BISYS Group, Inc.*                                                                  14,500              215,760
    DST Systems, Inc.*                                                                  22,200              927,072
    First Data Corp.#                                                                   14,400              591,696
    Fiserv, Inc.*                                                                       43,800            1,730,538
    Getty Images, Inc.*                                                                 14,000              701,820
    Manpower, Inc.                                                                       3,400              160,072
    Monster Worldwide, Inc.*                                                            26,600              584,136
    SunGard Data Systems, Inc.*                                                          7,200              199,512
                                                                                                       ------------
                                                                                                       $  6,537,458
-------------------------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    3M Co.                                                                              38,240         $  3,251,547
    Air Products & Chemicals, Inc.                                                      19,600            1,035,468
                                                                                                       ------------
                                                                                                       $  4,287,015
-------------------------------------------------------------------------------------------------------------------
  Computer Software - 8.5%
    Akamai Technologies, Inc.#*                                                         64,200         $    690,150
    BEA Systems, Inc.#*                                                                 52,400              644,520
    Cadence Design Systems, Inc.#*                                                      66,900            1,202,862
    Intuit, Inc.*                                                                       22,800            1,206,348
    Manhattan Associates, Inc.#*                                                         8,000              221,120
    Mercury Interactive Corp.*                                                          46,800            2,276,352
    Microsoft Corp.                                                                    584,620           16,100,435
    Netscreen Technologies, Inc.*                                                        8,200              202,950
    Networks Associates, Inc.*                                                          48,700              732,448
    Oracle Corp.*                                                                      272,940            3,602,808
    Symantec Corp.*                                                                     93,240            3,230,766
    Synopsys, Inc.#*                                                                    16,800              567,168
    VERITAS Software Corp.*                                                            102,710            3,816,703
                                                                                                       ------------
                                                                                                       $ 34,494,630
-------------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    EMC Corp.*                                                                          44,100         $    569,772
    Hewlett-Packard Co.                                                                  9,700              222,809
    IBM Corp.                                                                           60,610            5,617,335
                                                                                                       ------------
                                                                                                       $  6,409,916
-------------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.1%
    Avon Products, Inc.                                                                 47,140         $  3,181,478
    Clorox Co.                                                                          19,100              927,496
    Colgate-Palmolive Co.                                                               46,000            2,302,300
    Procter & Gamble Co.                                                                23,420            2,339,190
                                                                                                       ------------
                                                                                                       $  8,750,464
-------------------------------------------------------------------------------------------------------------------
  Consumer Services - 0.6%
    Apollo Group, Inc., "A"*                                                            18,500         $  1,258,000
    Career Education Corp.*                                                             30,760            1,232,553
    Orbitz, Inc., "A"                                                                    1,300               30,160
                                                                                                       ------------
                                                                                                       $  2,520,713
-------------------------------------------------------------------------------------------------------------------
  Containers
    Smurfit-Stone Container Corp.*                                                       7,000         $    129,990
-------------------------------------------------------------------------------------------------------------------
  Electrical Equipment - 5.7%
    Cooper Industries Ltd., "A"                                                          9,200         $    532,956
    Danaher Corp.#                                                                      24,600            2,257,050
    Emerson Electric Co.                                                                11,100              718,725
    General Electric Co.                                                               291,710            9,037,176
    Molex, Inc.#                                                                        26,200              914,118
    Rockwell Automation, Inc.                                                           16,200              576,720
    Tyco International Ltd.                                                            323,290            8,567,185
    W.W. Grainger, Inc.                                                                 11,600              549,724
                                                                                                       ------------
                                                                                                       $ 23,153,654
-------------------------------------------------------------------------------------------------------------------
  Electronics - 6.8%
    Agere Systems, Inc., "B"*                                                           42,400         $    122,960
    Amphenol Corp., "A"*                                                                 6,800              434,724
    Analog Devices, Inc.                                                               109,240            4,986,806
    Applied Materials, Inc.*                                                             4,800              107,760
    Intel Corp.                                                                        223,520            7,197,344
    Linear Technology Corp.                                                             27,700            1,165,339
    Maxim Integrated Products, Inc.                                                     26,100            1,299,780
    Microchip Technology, Inc.                                                          67,700            2,258,472
    Novellus Systems, Inc.*                                                             47,460            1,995,693
    PMC-Sierra, Inc.*                                                                   36,100              727,415
    Texas Instruments, Inc.                                                            143,600            4,218,968
    Xilinx, Inc.*                                                                       77,700            3,010,098
                                                                                                       ------------
                                                                                                       $ 27,525,359
-------------------------------------------------------------------------------------------------------------------
  Entertainment - 1.6%
    Viacom, Inc., "B"                                                                  138,845         $  6,161,941
    Walt Disney Co.                                                                      9,500              221,635
                                                                                                       ------------
                                                                                                       $  6,383,576
-------------------------------------------------------------------------------------------------------------------
  Food & Drug Stores - 1.1%
    CVS Corp.                                                                           33,600         $  1,213,632
    Rite Aid Corp.*                                                                     88,900              536,956
    Walgreen Co.                                                                        70,300            2,557,514
                                                                                                       ------------
                                                                                                       $  4,308,102
-------------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 1.1%
    PepsiCo, Inc.                                                                       84,810         $  3,953,842
    Sysco Corp.                                                                         10,300              383,469
                                                                                                       ------------
                                                                                                       $  4,337,311
-------------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 1.1%
    Carnival Corp.#                                                                     78,020         $  3,099,735
    Cendant Corp.*                                                                       9,100              202,657
    Hilton Hotels Corp.                                                                 43,200              740,016
    Starwood Hotels & Resorts Co., "B"                                                  11,100              399,267
                                                                                                       ------------
                                                                                                       $  4,441,675
-------------------------------------------------------------------------------------------------------------------
  General Merchandise - 4.1%
    Kohl's Corp.*                                                                      108,150         $  4,860,261
    Target Corp.                                                                       183,340            7,040,256
    Wal-Mart Stores, Inc.                                                               90,090            4,779,275
                                                                                                       ------------
                                                                                                       $ 16,679,792
-------------------------------------------------------------------------------------------------------------------
  Insurance - 2.6%
    American International Group, Inc.                                                 123,720         $  8,200,162
    Hartford Financial Services Group, Inc.                                             23,200            1,369,496
    Marsh & McLennan Cos., Inc.                                                          8,500              407,065
    UnumProvident Corp.                                                                 31,400              495,178
                                                                                                       ------------
                                                                                                       $ 10,471,901
-------------------------------------------------------------------------------------------------------------------
  Internet - 2.1%
    Ebay, Inc.*                                                                         53,480         $  3,454,273
    InterActive Corp.*                                                                 134,440            4,561,549
    Yahoo! Inc.*                                                                       13,100              591,727
                                                                                                       ------------
                                                                                                       $  8,607,549
-------------------------------------------------------------------------------------------------------------------
  Leisure & Toys - 0.2%
    International Game Technology*                                                      23,100         $    824,670
-------------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.8%
    Eaton Corp.                                                                          9,000         $    971,820
    Illinois Tool Works, Inc.                                                           23,900            2,005,449
    Parker-Hannifin Corp.                                                                7,800              464,100
                                                                                                       ------------
                                                                                                       $  3,441,369
-------------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 1.4%
    Cardinal Health, Inc.                                                               45,400         $  2,776,664
    Caremark Rx, Inc.*                                                                  73,700            1,866,821
    HCA, Inc.                                                                           21,200              910,752
    Tenet Healthcare Corp.*                                                              7,600              121,980
                                                                                                       ------------
                                                                                                       $  5,676,217
-------------------------------------------------------------------------------------------------------------------
  Medical Equipment - 4.0%
    AmerisourceBergen Corp.                                                              8,700         $    488,505
    Applera Corp.                                                                       29,300              606,803
    Baxter International, Inc.                                                          57,900            1,767,108
    Biomet, Inc.                                                                        45,600            1,660,296
    C.R. Bard, Inc.                                                                     19,100            1,551,875
    CTI Molecular Imaging, Inc.#*                                                        8,800              148,808
    Cyberonics, Inc.#*                                                                   2,100               67,221
    Edwards Lifesciences Corp.#*                                                         1,900               57,152
    Guidant Corp.                                                                       44,660            2,688,532
    Invitrogen Corp.*                                                                    8,330              583,100
    Medtronic, Inc.                                                                     71,480            3,474,643
    Thermo Electron Corp.*                                                              49,700            1,252,440
    Zimmer Holdings, Inc.*                                                              24,700            1,738,880
                                                                                                       ------------
                                                                                                       $ 16,085,363
-------------------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    BJ Services Co.*                                                                    23,200         $    832,880
    GlobalSantaFe Corp.                                                                  8,800              218,504
    Noble Corp.*                                                                         6,600              236,148
    Smith International, Inc.*                                                          23,600              979,872
                                                                                                       ------------
                                                                                                       $  2,267,404
-------------------------------------------------------------------------------------------------------------------
  Personal Computers & Peripherals - 2.1%
    Apple Computer, Inc.*                                                               27,800         $    594,086
    Avid Technology, Inc.#*                                                              8,800              422,400
    Dell, Inc.*                                                                        214,140            7,272,194
    Zebra Technologies Corp., "A"*                                                       1,900              126,103
                                                                                                       ------------
                                                                                                       $  8,414,783
-------------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 8.0%
    Abbott Laboratories, Inc.                                                           84,400         $  3,933,040
    Allergan, Inc.                                                                      10,400              798,824
    Eli Lilly & Co.                                                                     15,100            1,061,983
    Forest Laboratories, Inc.*                                                          20,500            1,266,900
    Johnson & Johnson Co.                                                              168,330            8,695,928
    Pfizer, Inc.                                                                       301,420           10,649,169
    Schering-Plough Corp.                                                               96,200            1,672,918
    Watson Pharmaceuticals, Inc.*                                                       11,700              538,200
    Wyeth                                                                               87,850            3,729,232
                                                                                                       ------------
                                                                                                       $ 32,346,194
-------------------------------------------------------------------------------------------------------------------
  Pollution Control
    Waste Management, Inc.                                                               1,300         $     38,480
-------------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.6%
    Lamar Advertising Co., "A"*                                                         36,600         $  1,365,912
    New York Times Co., "A"                                                             22,500            1,075,275
                                                                                                       ------------
                                                                                                       $  2,441,187
-------------------------------------------------------------------------------------------------------------------
  Restaurants - 0.8%
    McDonald's Corp.                                                                    51,190         $  1,271,048
    Outback Steakhouse, Inc.                                                            46,300            2,046,923
                                                                                                       ------------
                                                                                                       $  3,317,971
-------------------------------------------------------------------------------------------------------------------
  Specialty Chemicals
    Georgia Gulf Corp.#                                                                  2,100         $     60,648
-------------------------------------------------------------------------------------------------------------------
  Specialty Stores - 2.7%
    Best Buy Co., Inc.                                                                  27,300         $  1,426,152
    CarMax, Inc.*                                                                       18,500              572,205
    Home Depot, Inc.                                                                    59,800            2,122,302
    Hot Topic, Inc.#*                                                                   14,200              418,332
    Lowe's Cos., Inc.                                                                   14,370              795,954
    Pier 1 Imports, Inc.                                                                14,700              321,342
    Staples, Inc.*                                                                      84,700            2,312,310
    The TJX Cos., Inc.                                                                  94,250            2,078,213
    Williams-Sonoma, Inc.*                                                              20,700              719,739
                                                                                                       ------------
                                                                                                       $ 10,766,549
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.9%
    AT&T Wireless Services, Inc.*                                                      180,320         $  1,440,757
    NEXTEL Communications, Inc., "A"*                                                   59,600            1,672,376
    Sprint Corp. (PCS Group)*                                                          108,100              607,522
                                                                                                       ------------
                                                                                                       $  3,720,655
-------------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 4.7%
    ADTRAN, Inc.                                                                        55,300         $  1,714,300
    Andrew Corp.#*                                                                      13,600              156,536
    Cisco Systems, Inc.*                                                               546,910           13,284,444
    Corning, Inc.*                                                                     154,200            1,608,306
    Foundry Networks, Inc.*                                                             24,700              675,792
    Juniper Networks, Inc.#*                                                            21,500              401,620
    QUALCOMM, Inc.                                                                      24,200            1,305,106
                                                                                                       ------------
                                                                                                       $ 19,146,104
-------------------------------------------------------------------------------------------------------------------
  Tobacco - 0.3%
    Altria Group, Inc.                                                                  20,900         $  1,137,378
-------------------------------------------------------------------------------------------------------------------
  Trucking - 1.0%
    Fedex Corp.                                                                         44,590         $  3,009,825
    United Parcel Service, Inc., "B"                                                    15,100            1,125,705
                                                                                                       ------------
                                                                                                       $  4,135,530
-------------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                      $369,360,121
-------------------------------------------------------------------------------------------------------------------
Foreign Stocks - 4.4%
  Australia - 0.5%
    BHP Billiton Ltd. (Metals & Mining)                                                 39,200         $    715,792
    News Corp. Ltd., ADR (Broadcast & Cable TV)#                                        39,600            1,429,560
                                                                                                       ------------
                                                                                                       $  2,145,352
-------------------------------------------------------------------------------------------------------------------
  Bermuda - 1.2%
    Accenture Ltd., "A" (Business Services)*                                            49,200         $  1,294,944
    Ace Ltd. (Insurance)                                                                23,000              952,660
    Marvell Technology Group Ltd. (Electronics)*                                        53,800            2,040,634
    XL Capital Ltd., "A" (Insurance)                                                     6,200              480,810
                                                                                                       ------------
                                                                                                       $  4,769,048
-------------------------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Nortel Networks Corp. (Telecommunications - Wireline)*                             287,500         $  1,216,125
-------------------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Nokia Corp., ADR (Telecommunications - Wireless)                                    72,500         $  1,232,500
-------------------------------------------------------------------------------------------------------------------
  Germany - 0.2%
    Bayerische Motoren Werke AG (Automotive)                                            14,300         $    662,136
-------------------------------------------------------------------------------------------------------------------
  Netherlands
    STMicroelectronics N.V. (Electronics)                                                4,300         $    116,143
-------------------------------------------------------------------------------------------------------------------
  Singapore - 0.2%
    Flextronics International Ltd. (Personal Computers & Peripherals)*                  58,600         $    869,624
-------------------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Alcon, Inc. (Medical Equipment)                                                     19,100         $  1,156,314
    Novartis AG (Pharmaceuticals)                                                        4,500              204,215
    Roche Holdings AG (Pharmaceuticals)                                                  8,500              857,007
                                                                                                       ------------
                                                                                                       $  2,217,536
-------------------------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)                     137,921         $  1,412,311
-------------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.8%
    Amdocs Ltd. (Computer Software)*                                                    66,400         $  1,492,672
    AstraZeneca Group PLC (Pharmaceuticals)                                              4,100              196,141
    Vodafone Group PLC (Telecommunications - Wireless)*                                478,500            1,182,994
    Vodafone Group PLC, ADR (Telecommunications - Wireless)                             17,552              439,502
                                                                                                       ------------
                                                                                                       $  3,311,309
-------------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                   $ 17,952,084
-------------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $366,011,608)                                                           $387,312,205
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 4.0%
-------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/03, due 1/02/04, total to be received
      $16,161,889 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                $16,161         $ 16,161,000
-------------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 3.0%
-------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-------------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio                                    12,005,211          $12,005,211
-------------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $394,177,819)                                                      $415,478,416
Other Assets, Less Liabilities - (2.3)%                                                                  (9,346,850)
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                    $406,131,566
-------------------------------------------------------------------------------------------------------------------
* Non-income producing security.
# All or a portion of this security is on loan.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value, including $11,717,234, of securities
     on loan (identified cost, $394,177,819)                      $ 415,478,416
  Cash                                                                   36,735
  Receivable for investments sold                                     9,356,998
  Receivable for series shares sold                                     884,657
  Interest and dividends receivable                                     254,189
                                                                  -------------
      Total assets                                                $ 426,010,995
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   7,695,511
  Payable for series shares reacquired                                  125,431
  Collateral for securities loaned, at value                         12,005,211
  Payable to affiliates -
    Management fee                                                        8,391
    Shareholder servicing costs                                             431
    Distribution fee                                                      1,416
  Accrued expenses and other liabilities                                 43,038
                                                                  -------------
      Total liabilities                                           $  19,879,429
                                                                  -------------
Net assets                                                        $ 406,131,566
                                                                  -------------
Net assets consist of:
  Paid-in capital                                                 $ 491,652,318
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     21,301,156
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (106,821,908)
                                                                  -------------
      Total                                                       $ 406,131,566
                                                                  -------------
Shares of beneficial interest outstanding                           47,035,733
                                                                    ----------

Initial Class shares:
  Net asset value per share
    (net assets of $199,674,061 / 22,937,045 shares of
    beneficial interest outstanding)                                       $8.71
                                                                           -----

Service Class shares:
  Net asset value per share
    (net assets of $206,457,505 / 24,098,688 shares of
    beneficial interest outstanding)                                       $8.57
                                                                           -----
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                     $   2,661,985
    Interest                                                            196,516
    Foreign taxes withheld                                              (20,895)
                                                                  -------------
      Total investment income                                     $   2,837,606
                                                                  -------------
  Expenses -
    Management fee                                                $   2,341,777
    Trustees' compensation                                               10,777
    Shareholder servicing costs                                         110,037
    Distribution fee (Service Class)                                    390,540
    Administrative fee                                                   26,597
    Custodian fee                                                       139,858
    Printing                                                             72,036
    Auditing fees                                                        34,496
    Legal fees                                                            2,706
    Miscellaneous                                                         4,111
                                                                  -------------
      Total expenses                                              $   3,132,935
    Fees paid indirectly                                                (30,191)
                                                                  -------------
      Net expenses                                                $   3,102,744
                                                                  -------------
        Net investment loss                                       $    (265,138)
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $  36,909,972
    Foreign currency transactions                                       (12,030)
                                                                  -------------
      Net realized gain on investments and foreign currency
        transactions                                              $  36,897,942
                                                                  -------------
  Change in unrealized appreciation -
    Investments                                                   $  26,993,523
    Translation of assets and liabilities in foreign
      currencies                                                            470
                                                                  -------------
        Net unrealized gain on investments and foreign
          currency translation                                    $  26,993,993
                                                                  -------------
          Net realized and unrealized gain on investments
            and foreign currency                                  $  63,891,935
                                                                  -------------
            Increase in net assets from operations                $  63,626,797
                                                                  -------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                 2003                2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                         $      (265,138)   $      (358,219)
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                   36,897,942        (64,909,558)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                    26,993,993        (21,111,319)
                                                                              ---------------    ---------------
    Increase (decrease) in net assets from operations                         $    63,626,797    $   (86,379,096)
                                                                              ---------------    ---------------
Net increase in net assets from series share transactions                     $    98,869,170    $    59,878,562
                                                                              ---------------    ---------------
      Total increase (decrease) in net assets                                 $   162,495,967    $   (26,500,534)
Net assets:
  At beginning of period                                                          243,635,599        270,136,133
                                                                              ---------------    ---------------
  At end of period                                                            $   406,131,566    $   243,635,599
                                                                              ---------------    ---------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series'
independent auditors, whose report, together with the series' financial statements, are included in this report.
-------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,                          PERIOD ENDED
                                             ------------------------------------------------------------       DECEMBER 31,
INITIAL CLASS SHARES                               2003              2002              2001          2000              1999*
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 7.08            $ 9.77            $13.00        $13.95             $10.00
                                                 ------            ------            ------        ------             ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                $ 0.00+++         $(0.00)+++        $ 0.01        $ 0.04             $ 0.06
  Net realized and unrealized gain (loss)
    on investments and foreign currency            1.63             (2.69)            (3.14)        (0.89)              3.94
                                                   ----              ----              ----          ----               ----
      Total from investment operations           $ 1.63            $(2.69)           $(3.13)       $(0.85)            $ 4.00
                                                 ------            ------            ------        ------             ------
Less distributions declared to shareholders -
  From net investment income                     $ --              $ --              $(0.01)       $ --               $(0.02)
  From net realized gain on investments and
    foreign currency transactions                  --                --                --           (0.06)             (0.03)
  In excess of net investment income               --                --                --            --                (0.00)+++
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                --               (0.09)        (0.04)              --
                                                 ------            ------            ------        ------             ------
      Total distributions declared to
        shareholders                             $ --              $ --              $(0.10)       $(0.10)            $(0.05)
                                                 ------            ------            ------        ------             ------
Net asset value - end of period                  $ 8.71            $ 7.08            $ 9.77        $13.00             $13.95
                                                 ------            ------            ------        ------             ------
Total return                                      23.02%           (27.53)%          (24.14)%       (6.17)%            40.01%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.88%             0.88%             0.92%         0.93%              1.01%+
  Net investment income (loss)                     0.04%            (0.03)%            0.07%         0.28%              0.71%+
Portfolio turnover                                  253%              214%              265%          248%                73%
Net assets at end of period
  (000 Omitted)                                $199,674          $120,593          $147,280       $97,766            $18,889

(S) Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. This agreement terminated on
    June 30, 2001. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                         --                --              $ 0.01         $ 0.04             $ 0.02
    Ratios (to average net assets):
      Expenses##                                  --                --                0.91%          0.94%              1.47%+
      Net investment income                       --                --                0.08%          0.27%              0.25%+
  * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                                           --------------------------------------------        DECEMBER 31,
SERVICE CLASS SHARES                                             2003              2002            2001               2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                          $ 6.99            $ 9.66          $12.98              $14.40
                                                               ------            ------          ------              ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                              $(0.02)           $(0.02)         $(0.01)             $ 0.01
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         1.60             (2.65)          (3.21)              (1.43)
                                                               ------            ------          ------              ------
      Total from investment operations                         $ 1.58            $(2.67)         $(3.22)             $(1.42)
                                                               ------            ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                                   $ --              $ --            $(0.01)             $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                --                --             (0.09)               --
                                                               ------            ------          ------              ------
      Total distributions declared to shareholders             $ --              $ --            $(0.10)             $ --
                                                                 ----              ----            ----                ----
Net asset value - end of period                                $ 8.57            $ 6.99          $ 9.66              $12.98
                                                               ------            ------          ------              ------
Total return                                                    22.60%           (27.71)%        (24.83)%             (9.86)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.13%             1.11%           1.13%               1.11%+
  Net investment income (loss)                                  (0.21)%           (0.25)%         (0.15)%              0.15%+
Portfolio turnover                                                253%              214%            265%                248%
Net assets at end of period (000 Omitted)                    $206,458          $123,043        $122,857             $53,492

(S) Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. This agreement terminated on June 30, 2001. To the extent actual expenses were over this limitation, the net investment income
    (loss) per share and the ratios would have been:

    Net investment income (loss)                                 --                --            $(0.01)             $ 0.01
    Ratios (to average net assets):
      Expenses##                                                 --                --              1.12%               1.12%+
      Net investment income (loss)                               --                --             (0.14)%              0.14%+
  *For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Investors Growth Stock Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 53 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $1,174 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For year ended December 31, 2003, the series' miscellaneous expenses were reduced by $29,017 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The series paid no distributions for the years ended December 31, 2003 and December 31, 2002.

During the year ended December 31, 2003, accumulated net investment loss decreased by $265,138, accumulated net realized loss on investments and foreign currency transactions decreased by $12,030, and paid-in capital decreased by $277,168 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Capital loss carryforward           $(91,466,137)
                Unrealized appreciation                5,945,385

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($30,011,949) and December 31, 2010 ($61,454,188).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                  First $2 billion                0.0175%
                  Next $2.5 billion               0.0130%
                  Next $2.5 billion               0.0005%
                  In excess of $7 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $109,283 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $538 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $843,976,874 and $755,726,780, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $409,533,590
                                                                 ------------
Gross unrealized appreciation                                    $ 10,057,268
Gross unrealized depreciation                                      (4,112,442)
                                                                 ------------
  Net unrealized appreciation                                    $  5,944,826
                                                                 ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                                  YEAR ENDED DECEMBER 31, 2003     YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   ------------------------------
                                                      SHARES            AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                        8,390,933       $66,108,964       6,278,121      $51,794,499
Shares reacquired                                 (2,485,424)      (19,032,712)     (4,318,000)     (33,735,871)
                                                  ----------       -----------      ----------      -----------
    Net increase                                   5,905,509       $47,076,252       1,960,121      $18,058,628
                                                  ----------       -----------      ----------      -----------

Service Class shares
                                                  YEAR ENDED DECEMBER 31, 2003     YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   ------------------------------
                                                      SHARES            AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                        8,063,201       $63,666,996       6,496,328      $54,114,664
Shares reacquired                                 (1,578,252)      (11,874,078)     (1,595,794)     (12,294,730)
                                                  ----------       -----------      ----------      -----------
    Net increase                                   6,484,949       $51,792,918       4,900,534      $41,819,934
                                                  ----------       -----------      ----------      -----------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $2,265 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin
R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue- sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities of MFS Investors Growth Stock Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or, if shorter, the period of the series' operation then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or, if shorter, the period of the series' operation then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                         VGS-ANN 2/04 43M

[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) UTILITIES SERIES



-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee and      Electric Holdings, Inc. (welding equipment
President                                                manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Maura Shaughnessy+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS- TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 mfs.com
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 35.89%, and Service Class shares 35.57%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of 26.26% over the same period for the series' benchmark, the Standard & Poor's Utilities Index (the S&P Utilities Index), which measures the performance of the utilities sector.

MARKET ENVIRONMENT
Over the one-year period, the electric utility and natural gas industries experienced a dramatic recovery from the devastation initiated by Enron. In mid-2002, in the wake of the Enron scandal, utilities became the poster children for what was wrong with American business. Credit rating agencies took a dim view of any company with energy trading or merchant generation exposure and viewed most utilities as having too much debt on their balance sheets. This initiated a downward spiral in the middle of 2002 that decimated both stocks and bonds of many utilities. In our view, the rating agencies and investors largely ignored the fact that Enron went bankrupt because of fraud, not because it was in the energy trading or electric generation business.

Over the period, the panic subsided. Investors seemed to realize that most utilities were not going to go bankrupt and that perhaps their securities had become undervalued. Utilities began to improve their balance sheets by issuing equity to pay down debt. Banks restructured utility debt at lower rates and longer maturities. The result was strong performance in the first half of 2003 as beaten-down utility securities recovered from the turmoil of mid-2002.

In the second half of 2003, however, utility issues were largely left behind in a stock market rally that focused on more cyclical companies, particularly in the technology and financial services sectors. As of the end of the period on December 31, we felt that many utility issues, especially in the electric utility area, were somewhat undervalued. Our research indicated electric companies in general were beginning to generate strong free cash flow. We also felt the benefits of the dividend tax cut were not yet reflected in their stock prices.

In the telecommunications area, performance over the period was mixed. Earnings of regional Bell operating companies (RBOCs), the phone companies created by the breakup of AT&T, continued to be hampered by a murky regulatory environment that, in our view, put them at a disadvantage relative to competition from cable companies. In contrast, many overseas telephone companies delivered strong performance because they were operating in more favorable environments. In general, regulatory environments overseas were more beneficial to incumbent telecom firms, and competition from cable firms was either nonexistent or much weaker than in the United States.

CONTRIBUTORS TO PERFORMANCE
For the one-year period, the series outperformed the utilities sector as measured by its benchmark, the S&P Utilities Index.

In terms of industries, the top contributor to performance, relative to the S&P Utilities Index, was electric power generators. On a relative basis, the series benefited by not owning several companies that underperformed, including Consolidated Edison, Southern Company, and Duke Energy. In the ultra-defensive environment of 2002, investors had placed a large premium on the perceived safety of industry stalwarts such as Con Edison and Southern. We felt those stocks had risen to levels where there was little value and declined to own them. That decision helped relative performance as Con Edison and Southern underperformed when other utility stocks rose sharply from depressed levels. Duke Energy declined in price because of its exposure to the wholesale power generation business. We also benefited by largely avoiding DTE Energy (Detroit Edison), which had some problems related to synthetic fuel regulations; we bought the stock late in the period when we felt it had fallen to an attractive valuation.

Elsewhere in the electric power industry, Spanish utility Iberdrola, one of the series' better-performing holdings, benefited from new management that delivered on earnings expectations. We sold the stock when we felt it had become fairly valued. Two other Spanish firms, natural gas company Enagas and electric utility Endesa, also helped performance as they benefited from both a good regulatory environment and strong growth in energy demand in Spain.

Convertible preferred bonds of electric power generator AES Corp. also contributed strongly to performance. The firm's credit outlook, and thus its bond prices, strengthened over the period as the company improved its cash flow and negotiated more favorable terms on its debt.

In the wireless phone industry, the series' positions in America Movil and NII Holdings (Nextel International) benefited from a positive regulatory and competitive environment in Mexico. Both firms saw their business grow strongly over the period.

As natural gas prices appreciated over the winter of 2002-2003, portfolio performance was also helped by positions in what we viewed as some of the best-managed companies in the industry: integrated gas production and distribution firm Questar, pipeline company Kinder Morgan, and distribution firm AGL Resources.

DETRACTORS FROM PERFORMANCE
Over the period, some of the largest detractors from performance were positions in several RBOCs, including BellSouth, which was sold out of the portfolio during the period, Verizon, and SBC Communications. Regional phone company Cincinnati Bell also held back results. As mentioned earlier, a difficult regulatory environment hampered these firms' efforts to meet strong competition from cable companies that were expanding into local telephone markets.

Relative to the S&P Utilities Index, performance was also hurt by our underweighted positions in some electric generation and natural gas companies that performed very well over the period. In several cases, we avoided these securities for most of the period or had only small holdings because we felt they were relatively risky positions. For example, AES stock, in which we were underweighted, performed very well on an absolute basis; as mentioned earlier, we had chosen to concentrate on the company's convertible bonds, which we felt entailed less risk. As the period began, we had felt the survival of natural gas firms Williams Cos. and Dynegy was in question. We largely avoided their securities and did not own them at period-end. However, management succeeded in turning those firms around, and their stocks appreciated sharply from very depressed levels.

The portfolio's cash position also detracted from relative performance. As with nearly all variable product subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the S&P Utilities Index, which has no cash position.

   Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business
Administration of Dartmouth College, she holds the Chartered Financial Analyst
(CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Class inception: Initial Class   January 3, 1995
                 Service Class   May 1, 2000

Commencement of investment operations: January 3, 1995

Size: $341.4 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2003. Index information is from January 1, 1995.)


                         MFS Utilities Series --    Standard & Poor's
                             Initial Class           Utilities Index

             1/95              $10,000                 $10,000
            12/97               20,905                  17,487
            12/99               32,285                  18,237
            12/01               26,200                  19,941
            12/03               27,502                  17,626

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                                 1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +35.89%           -20.44%           +11.43%          +175.02%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                     +35.89%           - 7.34%           + 2.19%          + 11.91%
-------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                 1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                         +35.57%           -21.02%           +10.61%          +173.00%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                     +35.57%           - 7.57%           + 2.04%          + 11.82%
-------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                                 1 Year           3 Years           5 Years             Life*
-------------------------------------------------------------------------------------------------------------
Standard & Poor's Utilities Index#              +26.26%           -14.97%           - 2.57%          +  6.50%
-------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 3, 1995, through
    December 31, 2003. Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard and Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.


PORTFOLIO OF INVESTMENTS - December 31, 2003

Stocks - 84.1%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 54.5%
  Broadcast & Cable TV - 8.1%
    Cablevision Systems Corp. "A"*(&)                                                   88,600       $  2,072,354
    Comcast Corp., "A"*                                                                 14,300            470,041
    Comcast Corp., "Special A"*                                                        237,000          7,413,360
    Cox Communications, Inc., "A"*                                                      49,400          1,701,830
    Cox Radio, Inc., "A"*(&)                                                            67,200          1,695,456
    EchoStar Communications Corp., "A"*                                                195,380          6,642,920
    Lamar Advertising Co., "A"*                                                         87,200          3,254,304
    NTL, Inc.*                                                                           2,300            160,425
    Time Warner, Inc.*                                                                 239,850          4,314,901
                                                                                                     ------------
                                                                                                     $ 27,725,591
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 2.2%
    Clear Channel Communications, Inc.                                                  46,400       $  2,172,912
    Fox Entertainment Group, Inc.*                                                      78,400          2,285,360
    Viacom, Inc., "B"                                                                   67,720          3,005,414
                                                                                                     ------------
                                                                                                     $  7,463,686
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 9.4%
    AGL Resources, Inc.                                                                 58,200       $  1,693,620
    Equitable Resources, Inc.                                                          305,790         13,124,507
    Kinder Morgan, Inc.                                                                 89,396          5,283,304
    NiSource, Inc.                                                                     122,900          2,696,426
    ONEOK, Inc.                                                                         82,200          1,814,976
    Questar Corp.                                                                       62,970          2,213,395
    Sempra Energy                                                                      176,500          5,305,590
                                                                                                     ------------
                                                                                                     $ 32,131,818
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 2.8%
    GlobalSantaFe Corp.                                                                103,400       $  2,567,422
    Halliburton Co.                                                                    148,700          3,866,200
    Noble Corp.*                                                                        84,200          3,012,676
                                                                                                     ------------
                                                                                                     $  9,446,298
-----------------------------------------------------------------------------------------------------------------
  Telephone Services - 7.8%
    CenturyTel, Inc.(&)                                                                 19,600       $    639,352
    Cincinnati Bell, Inc.*                                                             937,300          4,733,365
    Citizens Communications Co.*                                                       177,700          2,207,034
    SBC Communications, Inc.                                                           385,500         10,049,985
    Verizon Communications, Inc.                                                       259,052          9,087,544
    Winstar Communications, Inc.*                                                       78,550                 79
                                                                                                     ------------
                                                                                                     $ 26,717,359
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 21.1%
    AES Corp.*                                                                         418,200       $  3,947,808
    Cinergy Corp.                                                                       62,300          2,417,863
    Constellation Energy Group, Inc.                                                   145,750          5,707,570
    Dominion Resources, Inc.(&)                                                         89,510          5,713,423
    DTE Energy Co.(&)                                                                    7,900            311,260
    Entergy Corp.                                                                       89,960          5,139,415
    Exelon Corp.                                                                       211,200         14,015,232
    FirstEnergy Corp.                                                                  195,470          6,880,544
    FPL Group, Inc.                                                                     21,400          1,399,988
    MDU Resources Group, Inc.                                                           56,440          1,343,836
    PG&E Corp.*                                                                        155,090          4,306,849
    PPL Corp.                                                                          175,550          7,680,313
    Public Service Enterprise Group                                                     46,400          2,032,320
    Reliant Resources, Inc.*                                                           726,200          5,344,832
    SCANA Corp.                                                                          4,600            157,550
    TXU Corp.                                                                          236,060          5,599,343
                                                                                                     ------------
                                                                                                     $ 71,998,146
-----------------------------------------------------------------------------------------------------------------
  Wireless Communications - 3.1%
    AT&T Wireless Services, Inc.*                                                      534,441       $  4,270,184
    NII Holdings, Inc., "B"*(&)                                                         15,400          1,149,302
    Sprint Corp. (PCS Group)*                                                          906,900          5,096,778
                                                                                                     ------------
                                                                                                     $ 10,516,264
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $185,999,162
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 29.6%
  Brazil - 0.4%
    Brasil Telecom Participacoes, ADR (Telephone Services)                              37,600       $  1,421,280
-----------------------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Encana Corp. (Energy - Independent)                                                 30,700       $  1,211,514
    Talisman Energy, Inc. (Energy - Independent)                                        40,400          2,298,300
                                                                                                     ------------
                                                                                                     $  3,509,814
-----------------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Empresa Nacional de Electricidad, ADR (Utilities - Electric Power)*                108,100       $  1,264,770
    Enersis S.A., ADR (Utilities - Electric Power)*                                     21,200            156,032
                                                                                                     ------------
                                                                                                     $  1,420,802
-----------------------------------------------------------------------------------------------------------------
  France - 3.9%
    France Telecom S.A. (Telephone Services)                                           228,500       $  6,523,784
    Suez S.A. (Utilities - Electric Power)                                             118,500          2,378,415
    Veolia Environnement (Utilities - Electric Power)                                  167,093          4,484,266
                                                                                                     ------------
                                                                                                     $ 13,386,465
-----------------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Deutsche Telekom AG (Telephone Services)                                           246,800       $  4,511,968
    VEBA AG (Utilities - Electric Power)                                                43,200          2,816,201
                                                                                                     ------------
                                                                                                     $  7,328,169
-----------------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.4%
    Transocean Sedco Forex, Inc. (Oil Services)                                         55,300       $  1,327,753
-----------------------------------------------------------------------------------------------------------------
  Greece - 0.6%
    Cosmote S.A. (Telephone Services)                                                  156,100       $  2,116,258
-----------------------------------------------------------------------------------------------------------------
  Italy - 1.1%
    Enel S.p.A (Utilities - Electric Power)                                            299,600       $  2,034,624
    Snam Rete Gas S.p.A. (Natural Gas - Distribution)                                  364,250          1,542,028
                                                                                                     ------------
                                                                                                     $  3,576,652
-----------------------------------------------------------------------------------------------------------------
  Japan - 0.5%
    Japan Telecom Holdings Co., Ltd. (Telephone Services)                                  638       $  1,709,115
-----------------------------------------------------------------------------------------------------------------
  Mexico - 4.9%
    America Movil S.A. de C.V., ADR (Wireless Communications)(&)                       225,400       $  6,162,436
    Grupo Televisa S.A., ADR (Broadcasting)*                                            39,300          1,566,498
    Telefonos de Mexico S.A., ADR (Telephone Services)(&)                              210,190          6,942,576
    TV Azteca, S.A. de C.V., ADR (Broadcast & Cable TV)(&)                             228,900          2,082,990
                                                                                                     ------------
                                                                                                     $ 16,754,500
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 2.2%
    Completel Europe N.V. (Telephone Services)                                           3,843       $    136,157
    Koninklijke KPN N.V. (Telephone Services)                                          946,100          7,295,279
                                                                                                     ------------
                                                                                                     $  7,431,436
-----------------------------------------------------------------------------------------------------------------
  New Zealand - 0.8%
    Telecom Corp. of New Zealand, Ltd. (Telephone Services)*                           758,364       $  2,668,245
-----------------------------------------------------------------------------------------------------------------
  Singapore - 0.8%
    MobileOne Asia Ltd. (Wireless Communications)                                    3,067,000       $  2,708,885
-----------------------------------------------------------------------------------------------------------------
  South Korea - 1.9%
    Hanaro Telecom, Inc. (Telephone Services)                                          869,300       $  2,382,094
    KT Corp. (Telephone Services)                                                      146,230          2,788,606
    SK Telecom Co., Ltd. (Wireless Communications)                                       8,220          1,372,874
                                                                                                     ------------
                                                                                                     $  6,543,574
-----------------------------------------------------------------------------------------------------------------
  Spain - 4.5%
    Enagas S.A. (Natural Gas - Pipeline)                                               569,000       $  6,165,442
    Endesa S.A., ADR (Utilities - Electric Power)                                      228,100          4,382,769
    Red Electrica de Espana (Utilities - Electric Power)                               113,900          1,865,609
    Telefonica S.A. (Telephone Services)                                               192,900          2,829,037
                                                                                                     ------------
                                                                                                     $ 15,242,857
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 4.1%
    AWG (Utilities - Electric Power)                                                 2,212,000       $      3,948
    AWG PLC (Utilities - Electric Power)                                                49,700            476,411
    National Grid Group PLC (Utilities - Electric Power)                               597,426          4,268,410
    Scottish Power PLC (Utilities - Electric Power)                                     47,200            313,637
    Severn Trent PLC (Utilities - Electric Power)                                       47,300            632,403
    United Utilities PLC, "A" (Utilities - Electric Power)                             145,500            790,862
    United Utilities PLC (Utilities - Electric Power)                                   85,600            757,126
    Vodafone Group PLC (Wireless Communications)*                                    2,746,576          6,790,349
                                                                                                     ------------
                                                                                                     $ 14,033,146
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $101,178,951
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $254,221,584)                                                         $287,178,113
-----------------------------------------------------------------------------------------------------------------

Bonds - 7.6%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 5.5%
  Automotive
    Daimler Chrysler Holdings, 8.5s, 2031                                            $      67       $     80,051
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.1%
    Continental Cablevision, 9.5s, 2013                                              $      89       $    102,805
    CSC Holdings, Inc., 8.125s, 2009                                                        75             80,625
    Tele Communications, Inc., 9.8s, 2012                                                  131            170,882
                                                                                                     ------------
                                                                                                     $    354,312
-----------------------------------------------------------------------------------------------------------------
  Building
    American Standard, Inc., 7.375s, 2008                                            $     100       $    110,500
-----------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.1%
    Falcon Auto Dealership LLC, 3.085s, 2023##                                       $     707       $    103,996
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                                   296            323,013
                                                                                                     ------------
                                                                                                     $    427,009
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.1%
    Devon Financing Corp., ULC, 6.875s, 2011                                         $     223       $    252,865
-----------------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                                 $     260       $    263,651
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Kern River Funding Corp., 4.893s, 2018##                                         $     222       $    220,483
    Kinder Morgan Energy Partners, 7.3s, 2033                                              142            161,353
                                                                                                     ------------
                                                                                                     $    381,836
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.1%
    Citizens Communications Co., 8.5s, 2006                                          $      46       $     50,226
    Sprint Capital Corp., 6.875s, 2028                                                      77             75,139
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                                    30             32,516
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                                     79             88,317
    Verizon New York, Inc., 6.875s, 2012                                                   136            150,485
                                                                                                     ------------
                                                                                                     $    396,683
-----------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 0.7%
    U.S. Treasury Bonds, 7.125s, 2023                                                $     957       $    337,208
    U.S. Treasury Bonds, 5.25s, 2028                                                     1,155          1,163,347
    U.S. Treasury Notes, 3s, 2007                                                          207            208,779
    U.S. Treasury Notes, 3.25s, 2007                                                       577            588,563
    U.S. Treasury Notes, 3.375s, 2007                                                       70             75,897
                                                                                                     ------------
                                                                                                     $  2,373,794
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 3.8%
    AES Corp., 8.75s, 2013##                                                        $    1,115       $  1,246,012
    AES Corp., 9s, 2015##                                                                1,115          1,259,950
    Beaver Valley II Funding, 9s, 2017                                                     737            847,123
    FirstEnergy Corp., 6.45s, 2011                                                       1,624          1,683,192
    Midamerican Energy Holdings, 5.875s, 2012##                                            468            490,712
    Midamerican Funding LLC, 6.927s, 2029                                                  240            260,440
    NiSource Finance Corp., 7.875s, 2010                                                 1,157          1,376,125
    PSEG Energy Holdings, Inc., 7.75s, 2007                                              1,244          1,320,195
    PSEG Energy Holdings, Inc., 8.625s, 2008                                             1,152          1,257,120
    Reliant Resources, Inc., 9.25s, 2010##                                                 935            991,100
    Reliant Resources, Inc., 9.5s, 2013##                                                1,835          1,963,450
    TXU Corp., 6.375s, 2006                                                                352            372,240
    TXU Eastern Funding Co., 6.75s, 2009#                                                   16              2,160
                                                                                                     ------------
                                                                                                     $ 13,069,819
-----------------------------------------------------------------------------------------------------------------
  Wireless Communications - 0.4%
    AT&T Wireless, 8.125s, 2012                                                      $     955       $  1,123,033
    Verizon Wireless Capital LLC, 5.375s, 2006                                             106            113,113
                                                                                                     ------------
                                                                                                     $  1,236,146
-----------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                     $ 18,946,666
-----------------------------------------------------------------------------------------------------------------
Foreign Bonds - 2.1%
  Canada - 0.2%
    Rogers Cable, Inc., 6.25s, 2013 (Broadcast & Cable TV)                           $     316       $    318,370
    Telus Corp., 8s, 2011 (Telecommunications - Wireline)                                  441            515,656
                                                                                                     ------------
                                                                                                     $    834,026
-----------------------------------------------------------------------------------------------------------------
  Chile - 1.4%
    Empresa Nacional de Electricidad S.A., 8.35s, 2013 (Utilities -
      Electric Power)                                                               $    2,226       $  2,502,342
    Enersis S.A., 7.375s, 2014 (Utilities - Electric Power)##                            2,219          2,284,607
                                                                                                     ------------
                                                                                                     $  4,786,949
-----------------------------------------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 9.75s, 2031 (Telecommunications - Wireline)                 $     220       $    292,308
-----------------------------------------------------------------------------------------------------------------
  Germany - 0.2%
    Deutsche Telekom, 5.25s, 2013 (Telecommunications - Wireline)                    $     648       $    654,622
    Deutsche Telekom, 8.75s, 2030 (Telecommunications - Wireline)                           60             76,646
                                                                                                     ------------
                                                                                                     $    731,268
-----------------------------------------------------------------------------------------------------------------
  Malaysia
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                             $     100       $    118,496
-----------------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 11.5s, 2026                                               $     153       $    221,467
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    British Sky Broadcasting Group, 7.3s, 2006 (Advertising &
      Broadcasting)                                                                  $     148       $    164,793
-----------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                  $  7,149,307
-----------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $24,783,142)                                                           $ 26,095,973
-----------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.1%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.1%
  Natural Gas - Distribution - 0.3%
    Sempra Energy, 8.5s                                                                 33,200       $    944,872
-----------------------------------------------------------------------------------------------------------------
  Telephone Services - 0.5%
    CenturyTel, Inc., 6.875s                                                            65,200       $  1,760,400
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 1.3%
    AES Trust III, 6.75s                                                                32,880       $  1,422,060
    AES Trust VII, 6s                                                                   25,800          1,180,350
    CMS Energy Corp., 4.5s##                                                             6,100            340,837
    Dominion Resources, Inc., 8.75s                                                     24,500          1,346,275
                                                                                                     ------------
                                                                                                     $  4,289,522
-----------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $6,493,910)                                     $  6,994,794
-----------------------------------------------------------------------------------------------------------------
Convertible Bonds - 1.3%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.3%
  Natural Gas - Distribution - 1.0%
    El Paso Corp., 0s, 2021                                                          $   7,085       $  3,329,950
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 0.3%
    Reliant Resources, Inc., 5s, 2010##                                              $     905       $  1,026,044
-----------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $3,944,558)                                                $  4,355,994
-----------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.3%
-----------------------------------------------------------------------------------------------------------------
    New Center Asset Trust, due 1/02/04, at Amortized Cost                           $  11,129       $ 11,128,700
-----------------------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 5.7%
-----------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio                                    19,627,748       $ 19,627,748
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $320,199,642)                                                    $355,381,322
Other Assets, Less Liabilities - (4.1)%                                                               (14,006,781)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $341,374,541
-----------------------------------------------------------------------------------------------------------------
  * Non-income producing security.
  # Non-income producing security - in default.
 ## SEC Rule 144A restriction.
(&) All or a portion of this security is on loan.

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value, including $19,139,675 of securities
    on loan (identified cost, $320,199,642)                       $ 355,381,322
  Cash                                                                   19,664
  Receivable for investments sold                                     5,625,749
  Receivable for series shares sold                                   2,130,948
  Interest and dividends receivable                                     992,336
  Other assets                                                              694
                                                                  -------------
      Total assets                                                $ 364,150,713
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   2,859,122
  Payable for series shares reacquired                                  206,686
  Collateral for securities loaned, at value                         19,627,748
  Payable to affiliates -
    Management fee                                                        6,942
    Shareholder servicing costs                                             327
    Distribution fee (Service Class)                                        656
  Accrued expenses and other liabilities                                 74,691
                                                                  -------------
      Total liabilities                                           $  22,776,172
                                                                  -------------
Net assets                                                        $ 341,374,541
                                                                  -------------
Net assets consist of:
  Paid-in capital                                                 $ 423,601,997
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  35,189,597
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (122,795,829)
  Accumulated undistributed net investment income                     5,378,776
                                                                  -------------
      Total                                                       $ 341,374,541
                                                                  -------------
Shares of beneficial interest outstanding                           21,437,758
                                                                    ---------
Initial Class shares:
  Net asset value per share
    (net assets of $243,274,798 / 15,255,169 shares
    of beneficial interest outstanding)                               $15.95
                                                                      ------
Service Class shares:
  Net asset value per share
    (net assets of $98,099,743 / 6,182,589 shares
    of beneficial interest outstanding)                               $15.87
                                                                      ------

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $ 6,472,269
    Interest                                                          1,725,503
    Foreign taxes withheld                                             (203,523)
                                                                    -----------
      Total investment income                                       $ 7,994,249
                                                                    -----------

  Expenses -
    Management fee                                                  $ 1,993,229
    Trustees' compensation                                               10,256
    Shareholder servicing costs                                          93,430
    Distribution fee (Service Class)                                    163,500
    Administrative fee                                                   23,222
    Custodian fee                                                       146,936
    Printing                                                            118,702
    Postage                                                                  90
    Auditing fees                                                        37,986
    Legal fees                                                            2,371
    Miscellaneous                                                        16,611
                                                                    -----------
      Total expenses                                                $ 2,606,333
    Fees paid indirectly                                                (15,598)
                                                                    -----------
      Net expenses                                                  $ 2,590,735
                                                                    -----------
        Net investment income                                       $ 5,403,514
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $19,029,497
    Foreign currency transactions                                        (8,029)
                                                                    -----------
      Net realized gain on investments and foreign
        currency transactions                                       $19,021,468
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $57,366,545
    Translation of assets and liabilities in foreign
      currencies                                                          6,107
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $57,372,652
                                                                    -----------
        Net realized and unrealized gain on investments
          and foreign currency                                      $76,394,120
                                                                    -----------
          Increase in net assets from operations                    $81,797,634
                                                                    -----------
See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                               2003                 2002
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                         $5,403,514         $  5,580,336
  Net realized gain (loss) on investments and foreign currency transactions     19,021,468          (76,584,621)
  Net unrealized gain on investments and foreign currency translation           57,372,652            2,786,148
                                                                              ------------         ------------
    Increase (decrease) in net assets from operations                         $ 81,797,634         $(68,218,137)
                                                                              ------------         ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                  $ (4,416,347)        $ (5,455,493)
  From net investment income (Service Class)                                    (1,213,943)            (844,311)
                                                                              ------------         ------------
    Total distributions declared to shareholders                              $ (5,630,290)        $ (6,299,804)
                                                                              ------------         ------------
Net increase (decrease) in net assets from series share transactions          $ 52,074,411         $ (5,308,924)
                                                                              ------------         ------------
    Total increase (decrease) in net assets                                   $128,241,755         $(79,826,865)
Net assets:
  At beginning of period                                                       213,132,786          292,959,651
                                                                              ------------         ------------
  At end of period (including accumulated undistributed net investment
    income of $5,378,776 and $5,536,550, respectively)                        $341,374,541         $213,132,786
                                                                              ------------         ------------

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series'
independent auditors, whose report, together with the series' financial statements, are included in this report.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------------
INITIAL CLASS SHARES                                              2003           2002           2001          2000         1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                           $12.03         $15.94         $23.57        $24.16       $19.82
                                                                ------         ------         ------        ------       ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                      $ 0.29         $ 0.31         $ 0.39        $ 0.94       $ 0.38
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          3.95          (3.88)         (5.53)         0.66         5.40
                                                                ------         ------         ------        ------       ------
      Total from investment operations                          $ 4.24         $(3.57)        $(5.14)       $ 1.60       $ 5.78
                                                                ------         ------         ------        ------       ------
Less distributions declared to shareholders -
  From net investment income                                    $(0.32)        $(0.34)        $(0.69)       $(0.26)      $(0.24)
  From net realized gain on investments and foreign
    currency transactions                                         --             --            (1.76)        (1.93)       (1.20)
  In excess of net realized gain on investments and
    foreign currency transactions                                 --             --            (0.04)         --           --
                                                                ------         ------         ------        ------       ------
      Total distributions declared to shareholders              $(0.32)        $(0.34)        $(2.49)       $(2.19)      $(1.44)
                                                                ------         ------         ------        ------       ------
Net asset value - end of period                                 $15.95         $12.03         $15.94        $23.57       $24.16
                                                                ------         ------         ------        ------       ------
Total return                                                     35.89%        (22.76)%       (24.20)%        7.07%       30.81%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.92%          0.94%          0.93%         0.90%        1.01%
  Net investment income(S)(S)                                     2.11%          2.38%          2.03%         3.95%        1.88%
Portfolio turnover                                                 134%           102%           102%          111%         134%
Net assets at end of period (000 Omitted)                     $243,275       $170,032       $260,749      $308,386     $182,969

  (S) Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                 $--             $--            $--           $--          $ 0.40
        Ratios (to average net assets):
          Expenses##                                           --              --             --            --            0.94%
          Net investment income                                --              --             --            --            1.95%
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                               ----------------------------------------        DECEMBER 31,
SERVICE CLASS SHARES                                             2003             2002             2001               2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                          $11.98           $15.90           $23.57              $23.19
                                                               ------           ------           ------              ------
Income from investment operations#(S)(S) -
  Net investment income                                        $ 0.24           $ 0.28           $ 0.30              $ 0.29
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         3.95            (3.87)           (5.49)               0.09
                                                               ------           ------           ------              ------
      Total from investment operations                         $ 4.19           $(3.59)          $(5.19)             $ 0.38
                                                               ------           ------           ------              ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.30)          $(0.33)          $(0.68)            $  --
  From net realized gain on investments and foreign
    currency transactions                                        --               --              (1.76)               --
  In excess of net realized gain on investments and
    foreign currency transactions                                --               --              (0.04)               --
                                                               ------           ------           ------              ------
      Total distributions declared to shareholders             $(0.30)          $(0.33)          $(2.48)             $ --
                                                               ------           ------           ------              ------
Net asset value - end of period                                $15.87           $11.98           $15.90              $23.57
                                                               ------           ------           ------              ------
Total return                                                    35.57%          (22.90)%         (24.44)%              1.64%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.17%            1.19%            1.13%               1.11%+
  Net investment income(S)(S)                                    1.79%            2.20%            1.73%               1.85%+
Portfolio turnover                                                134%             102%             102%                111%
Net assets at end of period (000 Omitted)                     $98,100          $43,101          $32,211              $4,127

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 89 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in the series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, the series' custodian fees were reduced by $1,377 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For year ended December 31, 2003, the series' miscellaneous expenses were reduced by $14,221 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                    DECEMBER 31, 2003       DECEMBER 31, 2002
-----------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                        $5,630,290              $6,299,804

During the year ended December 31, 2003, accumulated undistributed net investment income increased by $69,002, and accumulated net realized loss on investments and foreign currency transactions increased by $69,002 due to differences between book and tax accounting for currency transactions, mortgage-backed securities and amortization and accretion on debt securities. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                 $   5,408,367
          Capital loss carryforward                      (117,718,806)
          Unrealized appreciation                          30,112,574
          Other temporary differences                         (29,591)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE
          -----------------------------------------------------------
          December 31, 2009                            $ (42,406,343)
          December 31, 2010                              (75,312,463)
                                                       -------------
              Total                                    $(117,718,806)
                                                       -------------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series' has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

             First $2 billion                         0.0175%
             Next $2.5 billion                        0.0130%
             Next $2.5 billion                        0.0005%
             In excess of $7 billion                  0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $93,017 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $43 for the year ended December, 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                   PURCHASES             SALES
------------------------------------------------------------------------------
U.S. government securities                      $  5,568,069      $ 12,188,119
                                                ------------      ------------
Investments (non-U.S. government securities)    $382,416,667      $329,681,565
                                                ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $325,276,665
                                                                  -----------
Gross unrealized appreciation                                    $ 35,200,279
Gross unrealized depreciation                                      (5,095,622)
                                                                 ------------
    Net unrealized appreciation                                  $ 30,104,657
                                                                 ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                  YEAR ENDED DECEMBER 31, 2003       YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   --------------------------------
                                                      SHARES            AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                        7,579,044      $104,216,393        4,215,872       $55,217,621
Shares issued to shareholders in
  reinvestment of distributions                      344,217         4,416,310          389,957         5,455,493
Shares reacquired                                 (6,801,349)      (92,365,662)      (6,832,569)      (86,593,065)
                                                 -----------     -------------     ------------     -------------
    Net increase (decrease)                        1,121,912       $16,267,041       (2,226,740)     $(25,919,951)
                                                 -----------     -------------     ------------     -------------

Service Class shares
                                                  YEAR ENDED DECEMBER 31, 2003       YEAR ENDED DECEMBER 31, 2002
                                                 -----------------------------     ------------------------------
                                                      SHARES            AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                        3,304,401       $45,608,183        2,189,989       $28,259,981
Shares issued to shareholders in
  reinvestment of distributions                       94,913         1,213,943           60,524           844,311
Shares reacquired                                   (813,903)      (11,014,756)        (679,600)       (8,493,265)
                                                 -----------     -------------     ------------     -------------
    Net increase                                   2,585,411       $35,807,370        1,570,913       $20,611,027
                                                 -----------     -------------     ------------     -------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $1,946. The series had no borrowings during the year.

(7) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 66.42%.

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VUF-ANN-2/04 29M

[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2003

[graphic omitted]

          A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
          MFS(R) HIGH
          INCOME SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee and      Electric Holdings, Inc. (welding equipment
President                                                manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the  principal
    federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Bernard Scozzafava+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 mfs.com
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 17.96%, and Service Class shares provided a total return of 17.70%. These returns include the reinvestment of any dividends and capital gains distributions. They compare to returns over the same period of 28.97% and 26.36%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index measures the performance of the high-yield bond market. The Lipper indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective classifications, adjusted for the reinvestment of capital gains and income dividends.

MARKET ENVIRONMENT
Throughout the period, the bond market was influenced by interest rate cuts in the United States and Europe, near record-low mortgage rates, and a weak U.S. dollar. It proved to be a positive period for almost all bond investors and for high-yield investors in particular. Investors showed reinvigorated interest in U.S. corporate bonds of all quality levels. This interest was sparked by the historically low yields offered by U.S. Treasury securities, improvement in the balance-sheet quality of corporate issuers, and increased investor confidence. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Low yields on U.S. Treasury securities made high-yield corporate issues more attractive to investors, as evidenced by record inflows into the high-yield sector. This came at a time when there was only a modest supply of new high-yield issues. The result of this supply/demand imbalance was significant appreciation in high-yield bond prices. High-grade corporate bonds also performed well for the period, but not nearly as well as high-yield corporate issues. Over the period, yield spreads between below-investment-grade bonds and their higher-quality counterparts narrowed in dramatic fashion.

In our view, the bond rally in 2003 was spurred by two key factors. One was the unprecedented $135 billion in fallen angels in 2002 that shifted the composition of the high-yield market by significantly increasing the distressed utility and telecom sectors. (Fallen angels are investment grade bonds that are downgraded to high-yield ratings.) The second was the record flows into the bond market during the year. This situation enabled many distressed companies to refinance their debt and improve their credit outlooks.

DETRACTORS FROM PERFORMANCE
Overall, the portfolio's holdings were decidedly defensive relative to the high-yield market at large. While the series' defensiveness served investors well in recent years, it contributed to its underperformance during this period, as investors favored riskier options. The series continued to have significant underweight exposure to the wireline segment of the telecommunications industry, which still faced many fundamental challenges, including significant overcapacity. The series also had underweight exposure to the utilities sector, which proved to be one of the leaders of the high- yield rally during the period. In general, our strategy is to focus on credit issuers with improving fundamentals and not to take excessive risk. We continue to remain true to our discipline focus because we believe fundamentals drive performance over the long term.

CONTRIBUTORS TO PERFORMANCE
The rebound in the high-yield market was led by the telecommunications, utilities, and media sectors. While we were underweight in some of these sectors, or portions of them, we were able to strategically take advantage of the rally in the utilities sector and in the wireline segment of the telecommunications sector by choosing select names we felt were attractive from fundamental and valuation standpoints.

We had overweight exposure to the media sector, where we also favored companies with the ability to generate strong free cash flow. Many of these were broadcasting companies, which have tended to benefit from an increase in advertising revenue in past economic recoveries.

    Respectfully,

/s/ Bernard Scozzafava

    Bernard Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the strategic income and high-yield portfolios of our mutual funds, variable annuities, offshore investment products, and institutional products. He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class  July 26, 1995
                 Service Class  May 1, 2000

Size: $360.2 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2003. Index information is from August 1, 1995.)

                              MFS High        Lehman Brothers
                            Income Series       High Yield
                          - Initial Class         Index

               8/95           $10,000            $10,000
              12/95            10,525             11,795
              12/97            13,370             14,810
              12/99            14,206             15,447
              12/01            13,533             15,310
              12/03            16,372             17,280

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                                            1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                    +17.96%           +23.49%           +22.68%           +63.72%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                +17.96%           + 7.29%           + 4.17%           + 6.02%
------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                            1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                    +17.70%           +22.39%           +21.83%           +62.59%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                +17.70%           + 6.97%           + 4.03%           + 5.93%
------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARKS(+)
                                                            1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------------------
Lipper High Yield Bond Index+                              +26.36%           + 6.87%           + 2.91%           + 5.24%
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Index#                          +28.97%           +10.21%           + 5.23%           + 6.71%
------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, July 26, 1995, through  December 31, 2003.
    Index information is from August 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidires and waivers, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Bonds - 91.0%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
ISSUER                                                                           (000 OMITTED)              VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 80.6%
  Advertising & Broadcasting - 5.1%
    Allbritton Communications Co., 7.75s, 2012                                         $ 1,500       $  1,556,250
    Echostar DBS Corp., 6.375s, 2011                                                     1,700          1,742,500
    Emmis Communications Corp. 0s to 2006, 12.5s to 2011                                 1,211          1,121,689
    Granite Broadcasting Corp., 10.375s, 2005                                              825            826,031
    Granite Broadcasting Corp., 9.75s, 2010                                              1,765          1,760,588
    Lamar Media Corp., 7.25s, 2013                                                         775            833,125
    Muzak Holdings LLC, 10s, 2009                                                          990          1,054,350
    Paxson Communications Corp. 0s to 2006, 12.25s to 2009                               1,100            965,250
    Paxson Communications Corp., 10.75s, 2008                                              460            501,975
    Primedia, Inc., 8s, 2013##                                                             900            918,000
    Primedia, Inc., 8.875s, 2011                                                           410            431,525
    Radio One, Inc., 8.875s, 2011                                                          570            628,425
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                                     1,835          1,958,862
    XM Satellite Radio, Inc., 0s to 2005, 14s to 2009                                      405            362,259
    XM Satellite Radio, Inc., 12s, 2010                                                  1,440          1,627,200
    Young Broadcasting, Inc., 8.5s, 2008                                                 2,110          2,268,250
                                                                                                     ------------
                                                                                                     $ 18,556,279
-----------------------------------------------------------------------------------------------------------------
  Aerospace - 1.3%
    Alliant Techsystems, Inc., 8.5s, 2011                                              $   325       $    357,500
    BE Aerospace, Inc., 8.5s, 2010##                                                       155            166,237
    BE Aerospace, Inc., 8.875s, 2011                                                       700            656,250
    Hexcel Corp., 9.875s, 2008                                                             210            236,775
    Hexcel Corp., 9.75s, 2009                                                            1,645          1,723,137
    K & F Industries, Inc., 9.25s, 2007                                                    364            375,375
    K & F Industries, Inc., 9.625s, 2010                                                   395            442,894
    Transdigm, Inc., 8.375s, 2011##                                                        610            648,888
                                                                                                     ------------
                                                                                                     $  4,607,056
-----------------------------------------------------------------------------------------------------------------
  Airlines - 0.6%
    Continental Airlines Inc., 6.748s, 2017                                            $   285       $    235,471
    Continental Airlines Inc., 6.9s, 2017                                                  285            238,897
    Continental Airlines Inc., 6.795s, 2020                                                732            617,658
    Continental Airlines Inc., 7.566s, 2020                                                808            681,183
    Delta Air Lines, Inc., 7.92s, 2012                                                     245            221,830
                                                                                                     ------------
                                                                                                     $  1,995,039
-----------------------------------------------------------------------------------------------------------------
  Airlines Pass-Through
    Continental Airlines Pass Through Trust, 10.875s, 2019                             $    74       $      1,482
-----------------------------------------------------------------------------------------------------------------
  Apparel Manufacturers - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2005**                                            $ 2,400       $    312,000
    Westpoint Stevens, Inc., 7.875s, 2008**                                                775            100,750
                                                                                                     ------------
                                                                                                         $412,750
-----------------------------------------------------------------------------------------------------------------
  Automotive - 3.7%
    Advanced Accesory Systems LLC, 10.75s, 2011                                        $   205       $    225,756
    Arvinmeritor, Inc., 8.75s, 2012                                                      1,195          1,368,275
    Collins & Aikman Products Co., 10.75s, 2011                                          1,050          1,031,625
    Cummins Engine Co., Inc., 9.5s, 2010##                                                 200            230,000
    Dana Corp., 6.5s, 2009                                                                 500            530,625
    Dana Corp., 10.125s, 2010                                                              105            122,325
    Dana Corp., 9s, 2011                                                                   985          1,186,925
    Dura Operating Corp., 9s, 2009                                                         730            730,000
    Eagle-Picher, Inc., 9.75s, 2013##                                                      435            469,800
    Ford Motor Credit Co., 7s, 2013                                                      1,633          1,722,291
    Metaldyne Corp., 11s, 2012##                                                           945            869,400
    Metaldyne Corp., 10s, 2013                                                             635            641,350
    Navistar International Corp., 9.375s, 2006                                             395            435,981
    Tenneco Automotive, Inc., 11.625s, 2009                                                545            588,600
    Tenneco Automotive, Inc., 10.25s, 2013                                               1,170          1,330,875
    Tenneco Automative, Inc., 10.25s, 2013##                                               610            693,875
    TRW Automotive Acquisition, 9.375s, 2013##                                             715            816,887
    TRW Automotive Acquisition, 11s, 2013##                                                345            406,238
    Venture Holdings Trust, 9.5s, 2005**                                                   285              7,125
                                                                                                     ------------
                                                                                                     $ 13,407,953
-----------------------------------------------------------------------------------------------------------------
  Basic Industry - 0.5%
    Foamex LP/ Capital Corp., 10.75s, 2009                                             $   885       $    842,963
    Trimas Corp., 9.875s, 2012                                                             960          1,000,800
                                                                                                     ------------
                                                                                                     $  1,843,763
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 4.8%
    Avalon Cable Holdings LLC, 11.875s, 2008                                           $   315       $    332,436
    Charter Communications Holdings, 8.25s, 2007                                         1,045            982,300
    Charter Communications Holdings, 8.625s, 2009                                        5,275          4,602,437
    Charter Communications Holdings LLC, 8.75s, 2013##                                     500            508,750
    CSC Holdings, Inc., 8.125s, 2009                                                     5,255          5,649,125
    Directv Holdings LLC, 8.375s, 2013                                                     845            980,200
    Insight Midwest, 9.75s, 2009                                                         1,350          1,427,625
    Mediacom Broadband LLC, 11s, 2013                                                    1,915          2,149,588
    Mediacom LLC/Capital Corp., 9.5s, 2013                                                 600            636,000
                                                                                                     ------------
                                                                                                     $ 17,268,461
-----------------------------------------------------------------------------------------------------------------
  Building - 2.0%
    American Standard, Inc., 7.375s, 2008                                              $   840       $    928,200
    Atrium Cos., Inc., 10.5s, 2009                                                       1,605          1,717,350
    Formica Corp., 10.875s, 2009**                                                         235             41,125
    Interface, Inc., 10.375s, 2010                                                         875            925,313
    Jacuzzi Brands, Inc., 9.625s, 2010##                                                   815            896,500
    MMI Products, Inc., 11.25s, 2007##                                                     185            150,775
    Nortek, Inc., 9.25s, 2007                                                              995          1,022,362
    Nortek, Inc., 8.875s, 2008                                                             300            313,875
    Nortek, Inc., 9.875s, 2011                                                             110            121,275
    Williams Scotsman, Inc., 9.875s, 2007                                                  810            820,125
    Williams Scotsman, Inc., 10s, 2008                                                     190            208,287
                                                                                                     ------------
                                                                                                     $  7,145,187
-----------------------------------------------------------------------------------------------------------------
  Business Services - 2.0%
    General Binding Corp., 9.375s, 2008                                                $   520       $    525,200
    Iron Mountain, Inc., 8.625s, 2013                                                    1,510          1,630,800
    Lucent Technologies Inc., 5.5s, 2008                                                 2,400          2,232,000
    Unisys Corp., 8.125s, 2006                                                           1,185          1,279,800
    Xerox Corp., 7.625s, 2013                                                            1,405          1,517,400
                                                                                                     ------------
                                                                                                     $  7,185,200
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 3.8%
    Compass Minerals Group, Inc., 10s, 2011                                            $   460       $    515,200
    Equistar Chemicals LP, 10.625s, 2011##                                               1,830          2,008,395
    Huntsman ICI Holdings, 9.875s, 2009                                                     90             98,550
    Huntsman ICI Holdings, 10.125s, 2009                                                 2,765          2,847,950
    IMC Global, Inc., 10.875s, 2013##                                                    1,255          1,374,225
    Johnsondiversey, Inc., 9.625s, 2012                                                  1,810          2,018,150
    Johnsondiversey, Inc., 9.625s, 2012                                               EUR   45             62,084
    Johnsondiversey, Inc., 10.67s, 2013##                                              $   755            577,575
    Koppers, Inc., 9.875s, 2013##                                                          210            231,525
    Lyondell Chemical Co., 9.875s, 2007                                                    335            353,425
    Lyondell Chemical Co., 9.5s, 2008                                                      400            418,000
    Lyondell Chemical Co., 11.125s, 2012                                                   630            699,300
    MacDermid, Inc., 9.125s, 2011                                                           50             56,000
    Nalco Co., 7.75s, 2011##                                                               350            374,500
    Nalco Co., 8.875s, 2013##                                                              660            699,600
    Noveon, Inc., 11s, 2011                                                                150            174,000
    Resolution Performance, 8s, 2009                                                       345            357,075
    Rockwood Specialties Group, Inc., 10.625s, 2011##                                      645            719,175
    Sovereign Specialty Chemicals, 11.875s, 2010                                           245            245,000
                                                                                                     ------------
                                                                                                     $ 13,829,729
-----------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Rexnord Corp., 10.125s, 2012                                                       $   235       $    257,325
    SPX Corp., 7.5s, 2013                                                                  725            788,438
                                                                                                     ------------
                                                                                                     $  1,045,763
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.0%
    Kindercare Learning Centers, Inc., 9.5s, 2009                                      $ 1,545       $  1,568,175
    Remington Arms Inc., 10.5s, 2011                                                     1,480          1,576,200
    Revlon Consumer Products Corp., 12s, 2005                                              395            395,000
    Samsonite Corp., 10.75s, 2008                                                          695            719,325
    Sealy Mattress Co., 9.875s, 2007                                                     2,180          2,256,300
    Tempur Pedic, Inc., 10.25s, 2010##                                                     523            583,145
                                                                                                     ------------
                                                                                                     $  7,098,145
-----------------------------------------------------------------------------------------------------------------
  Containers - 2.3%
    Graham Packaging Co., 8.75s, 2008##                                                $ 1,025       $  1,048,062
    Owens-Brockway Glass Container, 8.875s, 2009                                           705            772,856
    Owens-Brockway Glass Container, 8.75s, 2012                                            600            668,250
    Owens-Brockway Glass Container, 8.25s, 2013                                          3,690          3,962,138
    Plastipak Holdings, Inc., 10.75s, 2011                                                 540            600,750
    Pliant Corp., 13s, 2010                                                              1,530          1,399,950
                                                                                                     ------------
                                                                                                     $  8,452,006
-----------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.4%
    Anthracite CDO Ltd., 6s, 2017##                                                    $   290       $    242,785
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                                      550            487,492
    Deutsche Mortgage Acceptance Corp., 7.5s, 2031                                         750            559,981
    First Union Lehman Brothers Commercial, 7s, 2029                                       350            328,965
                                                                                                     ------------
                                                                                                     $  1,619,223
-----------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    L-3 Communications Corp., 8s, 2008                                                 $   125           $130,156
    L-3 Communications Corp., 7.625s, 2012                                               1,150          1,246,313
    L 3 Communications Corp., 6.125s, 2014                                                 750            751,875
                                                                                                     ------------
                                                                                                     $  2,128,344
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.7%
    Belden & Blake Corp., 9.875s, 2007                                                 $   405       $    398,925
    Chesapeake Energy Corp., 8.125s, 2011##                                              1,550          1,720,500
    Chesapeake Energy Corp., 6.875s, 2016##                                                550            566,500
    Encore Acquisition Co., 8.375s, 2012                                                   590            638,675
    Magnum Hunter Resources, Inc., 9.6s, 2012                                              450            510,750
    Pioneer Natural Resources Co., 9.625s, 2010                                            180            223,995
    Pioneer Natural Resources Co., 7.5s, 2012                                              365            419,508
    Stone Energy Corp., 8.25s, 2011                                                        135            146,813
    Vintage Petroleum, Inc., 8.25s, 2012                                                   520            565,500
    Westport Resources Corp., 8.25s, 2011##                                                905            995,500
                                                                                                     ------------
                                                                                                     $  6,186,666
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 1.6%
    AMC Entertainment, Inc., 9.5s, 2011                                                $ 1,485       $  1,559,250
    Premier Parks, Inc., 9.75s, 2007                                                        86             90,193
    Regal Cinemas Corp., 9.375s, 2012                                                    1,145          1,293,850
    Six Flags, Inc., 9.75s, 2013                                                         1,510          1,589,275
    Six Flags, Inc., 9.625s, 2014                                                          560            586,600
    Vail Resorts, Inc., 8.75s, 2009                                                        485            511,675
                                                                                                     ------------
                                                                                                     $  5,630,843
-----------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 0.6%
    Merisant Co., 9.5s, 2013##                                                         $ 1,000       $  1,065,000
    Michael Foods, Inc., 8s, 2013##                                                        750            781,875
    Pinnacle Foods Holding Corp., 8.25s, 2013##                                            165            168,300
    Seminis Vegetable Seeds, Inc., 10.25s, 2013##                                          190            204,250
                                                                                                     ------------
                                                                                                     $  2,219,425
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.4%
    Boise Cascade Corp., 7s, 2013                                                      $ 1,025       $  1,065,532
    Buckeye Cellulose Corp., 8s, 2010                                                      660            646,800
    Buckeye Technologies, Inc., 8.5s, 2013##                                               880            941,600
    Fibermark, Inc., 10.75s, 2011                                                          830            514,600
    Georgia Pacific Corp., 9.375s, 2013                                                  4,005          4,605,750
    Graphic Packaging International, 8.5s, 2011##                                          300            328,500
    Graphic Packaging International, 9.5s, 2013##                                        1,400          1,547,000
    Greif Brothers Corp., 8.875s, 2012                                                   1,180          1,298,000
    Jefferson Smurfit Corp., 8.25s, 2012                                                 1,020          1,106,700
    Speciality Paperboard, Inc., 9.375s, 2006##                                            125             77,500
                                                                                                     ------------
                                                                                                     $ 12,131,982
-----------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 5.2%
    Ameristar Casinos, Inc., 10.75s, 2009                                              $   175       $    201,250
    Argosy Gaming Co., 9s, 2011                                                              5              5,538
    Aztar Corp., 8.875s, 2007                                                              585            610,594
    Aztar Corp., 9s, 2011                                                                  350            384,125
    CBRE Escrow, Inc., 9.75s, 2010##                                                       665            738,150
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                               745            787,837
    Corrections Corp. of America, 9.875s, 2009                                             330            368,362
    Corrections Corp. of America, 7.5s, 2011                                               435            456,750
    Forest City Enterprises, Inc., 7.625s, 2015                                             95            100,819
    Hilton Hotels Corp., 7.625s, 2012                                                    2,740          3,079,075
    Host Marriott LP, 8.45s, 2008                                                        1,238          1,290,615
    Mandalay Resort Group, 9.375s, 2010                                                    700            815,500
    MGM Mirage, Inc., 8.5s, 2010                                                           580            665,550
    MGM Mirage, Inc., 8.375s, 2011                                                         775            877,687
    Park Place Entertainment Corp., 8.875s, 2008                                           255            288,788
    Park Place Entertainment Corp., 8.125s, 2011                                         2,465          2,763,881
    Pinnacle Entertainment, Inc., 9.25s, 2007                                              630            652,050
    Pinnacle Entertainment, Inc., 8.75s, 2013                                            1,025          1,042,937
    Starwood Hotels & Resorts, 7.875s, 2012                                              1,230          1,383,750
    Station Casinos, Inc., 8.375s, 2008                                                    775            830,219
    Station Casinos, Inc., 9.875s, 2010                                                    230            253,000
    Venetian Casino Resort LLC, 11s, 2010                                                  685            794,600
    Wackenhut Corrections Corp., 8.25s, 2013##                                             335            355,100
                                                                                                     ------------
                                                                                                     $ 18,746,177
-----------------------------------------------------------------------------------------------------------------
  Home Construction - 1.2%
    D.R. Horton, Inc., 8s, 2009                                                        $ 1,995         $2,254,350
    Tech Olympic USA, Inc., 9s, 2010                                                       365            392,375
    WCI Communities, Inc., 7.875s, 2013##                                                1,500          1,582,500
                                                                                                     ------------
                                                                                                     $  4,229,225
-----------------------------------------------------------------------------------------------------------------
  Industrial - 1.0%
    Blount, Inc., 7s, 2005                                                             $ 1,510       $  1,517,550
    Blount, Inc., 13s, 2009                                                                700            754,250
    Motors & Gears, Inc., 10.75s, 2006                                                     655            530,550
    MSW Energy Holdings LLC, 7.375s, 2010##                                                650            679,250
                                                                                                     ------------
                                                                                                     $  3,481,600
-----------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.3%
    Willis Corroon Corp., 9s, 2009                                                     $   960       $  1,008,000
-----------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 3.1%
    Agco Corp., 8.5s, 2006                                                             $   500       $    500,000
    Agco Corp., 9.5s, 2008                                                                 960          1,048,800
    Amsted Industries, Inc., 10.25s, 2011##                                                875            966,875
    Case New Holland, Inc., 9.25s, 2011##                                                1,370          1,534,400
    Columbus McKinnon Corp., 8.5s, 2008                                                     75             70,125
    Columbus Mckinnon Corp., 10s, 2010##                                                   785            836,025
    JLG Industries, Inc., 8.25s, 2008                                                    1,065          1,156,856
    Joy Global, Inc., 8.75s, 2012                                                          485            540,775
    Manitowoc Co., Inc., 10.375s, 2011                                                EUR  290            401,924
    Manitowoc Co., Inc., 10.5s, 2012                                                   $   410            466,888
    Terex Corp., 9.25s, 2011                                                               545            599,500
    Terex Corp., 10.375s, 2011                                                             355            397,600
    Terex Corp., 7.375s, 2014##                                                            700            715,750
    United Rentals, Inc., 10.75s, 2008                                                   1,250          1,406,250
    United Rentals, Inc., 9.25s, 2009                                                       50             52,500
    United Rentals, Inc., 7.75s, 2013##                                                    325            331,906
                                                                                                     ------------
                                                                                                     $ 11,026,174
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 3.9%
    Alliance Imaging, Inc., 10.375s, 2011                                              $ 1,430       $  1,515,800
    Amerisource Bergen Corp., 7.25s, 2012                                                  555            598,013
    Beverly Enterprises, Inc., 9.625s, 2009                                                815            900,575
    Fisher Scientific International, Inc., 8.125s, 2012                                  1,329          1,425,352
    Genesis Healthcare Corp., 8s, 2013##                                                   145            151,163
    HCA Healthcare Co., 7.875s, 2011                                                     3,990          4,550,639
    Insight Health Services Corp., 9.875s, 2011                                          1,240          1,314,400
    Mariner Health Care, Inc., 8.25s, 2013                                                 845            855,563
    NDCHealth Corp., 10.5s, 2012                                                           250            281,250
    Prime Medical Services, Inc., 8.75s, 2008                                              120            115,800
    Tenet Healthcare Corp., 6.5s, 2012                                                     795            762,206
    Triad Hospital, Inc., 8.75s, 2009                                                      500            541,875
    Triad Hospital, Inc., 7s, 2013##                                                     1,085          1,093,137
                                                                                                     ------------
                                                                                                     $ 14,105,773
-----------------------------------------------------------------------------------------------------------------
  Medical Equipment - 0.2%
    Alpharma, Inc., 8.625s, 2011##                                                     $   880       $    891,000
-----------------------------------------------------------------------------------------------------------------
  Metals & Mining - 1.2%
    Arch Western Finance, LLC, 6.75s, 2013##                                           $ 1,355       $  1,392,263
    Doe Run Resources Corp., 8.5s, 2008                                                     97             35,846
    Kaiser Aluminum & Chemical Corp., 9.875s, 2049**                                       225            202,500
    Peabody Energy Corp., 6.875s, 2013                                                     815            859,825
    Steel Dynamics, Inc., 9.5s, 2009##                                                     860            954,600
    U.S. Steel Corp., 9.75s, 2010                                                          890          1,001,250
                                                                                                     ------------
                                                                                                     $  4,446,284
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Distribution - 0.2%
    Amerigas Partners LLP, 8.875s, 2011                                                $   765       $    841,500
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 3.9%
    ANR Pipeline Co., 8.875s, 2010                                                     $ 1,020       $  1,147,500
    ANR Pipeline Co., 9.625s, 2021                                                         735            873,731
    Barrett Resources Corp., 7.55s, 2007                                                   890            952,300
    El Paso Energy Corp., 7.75s, 2013##                                                  2,395          2,359,075
    El Paso Natural Gas Co., 7.625s, 2010                                                1,385          1,423,088
    Gulfterra Energy Partners L P, 8.5s, 2010                                              527            598,145
    Northwest Pipeline Corp., 8.125s, 2010                                                 145            160,950
    Plains All American Pipeline, 7.75s, 2012                                            1,010          1,165,288
    Southern Natural Gas Co., 8.875s, 2010                                                 785            883,125
    Williams Cos., Inc., 8.625s, 2010                                                      310            351,075
    Williams Cos., Inc., 7.125s, 2011                                                    3,845          4,066,087
                                                                                                     ------------
                                                                                                     $ 13,980,364
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Dresser, Inc., 9.375s, 2011                                                        $   730       $    793,875
    Gulfmark Offshore, Inc., 8.75s, 2008                                                   825            853,875
    Hanover Compressor Co., 0s, 2007                                                       155            113,925
    Hanover Compressor Co., 8.625s, 2010                                                   390            409,738
    Hanover Equipment Trust, 8.75s, 2011                                                 1,135          1,203,100
    Parker Drilling Co., 9.625s, 2013##                                                    235            243,812
    Premcor Refining Group, Inc., 7.75s, 2012##                                            415            427,450
    Sesi LLC, 8.875s, 2011                                                                 215            234,350
                                                                                                     ------------
                                                                                                     $  4,280,125
-----------------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Citgo Petroleum Corp., 11.375s, 2011                                               $   445       $    516,200
    Tesoro Petroleum Corp., 8s, 2008                                                       810            860,625
                                                                                                     ------------
                                                                                                     $  1,376,825
-----------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.8%
    Allied Waste North America, Inc., 8.875s, 2008                                     $   690       $    772,800
    Allied Waste North America, Inc., 6.5s, 2010##                                       1,200          1,218,000
    Allied Waste North America, Inc., 7.875s, 2013                                       4,170          4,514,025
                                                                                                     ------------
                                                                                                     $  6,504,825
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.8%
    Dex Media, Inc., 8s, 2013##                                                       $  1,920         $2,016,000
    Dex Media East LLC, 9.875s, 2009                                                       855            978,975
    Dex Media West LLC, 8.5s, 2010##                                                       110            122,512
    Dex Media West LLC, 9.875s, 2013##                                                   1,200          1,395,000
    Hollinger International Publishing, Inc., 9s, 2010                                   1,150          1,221,875
    Hollinger International Publishing, Inc., 11.875s, 2011##                              280            304,150
    Mail-Well Corp., 9.625s, 2012                                                          700            777,000
    Medianews Group, Inc., 6.875s, 2013##                                                1,025          1,042,938
    Moore North America Finance, Inc., 7.875s, 2011##                                      360            407,700
    RH Donnelley Finance Corp., 8.875s, 2010                                               330            371,250
    RH Donnelley Finance Corp., 10.875s, 2012                                              615            729,544
    Transwestern Publishing Co., 9.625s, 2007                                              635            657,225
                                                                                                     ------------
                                                                                                     $ 10,024,169
-----------------------------------------------------------------------------------------------------------------
  Railroad & Shipping - 0.1%
    Kansas City Southern Railway Co., 7.5s, 2009                                       $   470           $481,750
-----------------------------------------------------------------------------------------------------------------
  Steel - 0.2%
    Commonwealth Aluminum Corp., 10.75s, 2006                                          $   195       $    198,900
    Jorgensen Earle M. Co., 9.75s, 2012                                                    320            355,200
    WCI Steel, Inc., 10s, 2004**                                                            20              6,500
                                                                                                     ------------
                                                                                                     $    560,600
-----------------------------------------------------------------------------------------------------------------
  Stores - 2.6%
    Cole National Group, Inc., 8.625s, 2007                                            $   300       $    306,000
    Cole National Group, Inc., 8.875s, 2012                                              1,040          1,112,800
    Couche-Tard United States/Finance, 7.5s, 2013                                          250            263,750
    Dollar General Corp., 8.625s, 2010                                                     410            460,737
    Finlay Enterprises, Inc., 9s, 2008                                                     520            532,350
    Finlay Fine Jewelry Corp., 8.375s, 2008                                                775            802,125
    J.Crew Operating Corp., 10.375s, 2007                                                  935            954,869
    Oxford Industries, Inc., 8.875s, 2011##                                                415            453,906
    PCA LLC, 11.875s, 2009                                                                 465            509,175
    Rite Aid Corp., 12.5s, 2006                                                            390            452,400
    Rite Aid Corp., 9.5s, 2011                                                             410            462,275
    Rite Aid Corp., 9.25s, 2013                                                          2,300          2,524,250
    Saks Inc., 7s, 2013##                                                                  637            649,740
                                                                                                     ------------
                                                                                                     $  9,484,377
-----------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Roundys, Inc., 8.875s, 2012                                                        $ 1,220       $  1,302,350
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.2%
    Fairpoint Communications Inc., 11.875s, 2010                                       $   250       $    291,250
    Qwest Capital Funding, Inc., 7.25s, 2011                                             1,900          1,871,500
    Qwest Services Corp., 13.5s, 2010##                                                  3,500          4,252,500
    Qwest Services Corp., 9.125s, 2012##                                                 2,500          2,868,750
    Time Warner Telecom, Inc., 10.125s, 2011                                               760            809,400
    Worldcom, Inc., 7.5s, 2011                                                           4,725          1,582,875
                                                                                                     ------------
                                                                                                     $ 11,676,275
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 6.1%
    AES Corp., 10s, 2005##                                                             $   188       $    191,760
    AES Corp., 8.875s, 2011                                                              1,450          1,580,500
    AES Corp., 8.75s, 2013##                                                             1,700          1,899,750
    AES Corp., 9s, 2015##                                                                  650            734,500
    Allegheny Energy Supply Co. LLC, 8.25s, 2012                                         1,100          1,036,750
    Aquila, Inc., 8.194s, 2006                                                             683            696,190
    Calpine Corp., 8.5s, 2011                                                            1,350          1,068,188
    Calpine Corp., 8.75s, 2013##                                                         1,885          1,823,737
    Centerpoint Energy Resources Corp., 7.875s, 2013##                                   1,286          1,455,877
    CMS Energy Corp., 8.5s, 2011                                                         2,100          2,268,000
    Dynegy Holdings, Inc., 9.875s, 2010##                                                1,355          1,524,375
    Dynegy Holdings, Inc., 6.875s, 2011                                                  1,995          1,837,894
    Illinois Power Co., 11.5s, 2010                                                        355            426,000
    NRG Energy, Inc., 8s, 2013                                                             510            535,500
    PG&E Corp., 6.875s, 2008##                                                             180            194,850
    PSE&G Energy Holdings, Inc, 7.75s, 2007                                                850            902,063
    PSE&G Energy Holdings, Inc., 8.625s, 2008                                              600            654,750
    Reliant Resources, Inc., 9.25s, 2010##                                                 865            916,900
    Reliant Resources, Inc., 9.5s, 2013##                                                  550            588,500
    Teco Energy, Inc., 10.5s, 2007                                                         245            286,037
    Teco Energy, Inc., 7.5s, 2010                                                        1,175          1,257,250
                                                                                                     ------------
                                                                                                     $ 21,879,371
-----------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.3%
    Cincinnati Bell, Inc., 7.25s, 2013##                                               $   550       $    577,500
    Cincinnati Bell, Inc., 8.375s, 2014##                                                  370            397,750
                                                                                                     ------------
                                                                                                        $ 975,250
-----------------------------------------------------------------------------------------------------------------
  Wireless Communications - 4.5%
    Alamosa Delaware Inc., 0s to 2005, 12s to 2009                                     $   264       $    237,600
    Alamosa Delaware, Inc., 11s, 2010                                                      552            598,920
    American Tower Corp., 7.25s, 2011##                                                  1,115          1,134,512
    American Tower Corp., 9.375s, 2009                                                     200            213,000
    Centennial Cellular Operating Co., 10.75s, 2008                                        500            527,500
    Centennial Communications Corp., 10.125s, 2013                                         905            993,238
    Crown Castle International Corp., 7.5s, 2013                                         1,075          1,080,375
    Dobson Communications Corp., 8.875s, 2013##                                          1,530          1,549,125
    Nextel Communications, Inc., 9.375s, 2009                                              150            163,500
    Nextel Communications, Inc., 7.375s, 2015                                            4,430          4,762,250
    Rural Cellular Corp., 9.75s, 2010                                                      825            806,437
    Rural Cellular Corp., 9.875s, 2010##                                                 1,175          1,251,375
    Triton PCS, Inc., 8.75s, 2011                                                        1,035          1,019,475
    Triton PCS, Inc., 8.5s, 2013                                                           575            618,125
    Western Wireless Corp., 9.25s, 2013                                                  1,335          1,408,425
                                                                                                     ------------
                                                                                                     $ 16,363,857
-----------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                     $290,431,167
-----------------------------------------------------------------------------------------------------------------
Foreign Bonds - 10.4%
  Australia - 0.5%
    Burns Philip Capital Property Ltd., 9.75s, 2012 (Food & Non Alcoholic
      Beverage)##                                                                      $ 1,765       $  1,888,550
-----------------------------------------------------------------------------------------------------------------
  Belgium - 0.3%
    Telenet Communications NV, 9s, 2013 (Broadcast & Cable TV)                       EUR   700       $    908,424
-----------------------------------------------------------------------------------------------------------------
  Brazil - 0.7%
    Federal Republic of Brazil, 8s, 2014                                               $   880       $    862,849
    Federal Republic of Brazil, 8.875s, 2024                                               790            770,250
    Federal Republic of Brazil, 11s, 2040                                                  826            908,600
                                                                                                     ------------
                                                                                                     $  2,541,699
-----------------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Abitibi Consolidated, Inc., 8.55s, 2010 (Forest & Paper Products)                  $ 2,080       $  2,316,288
    Acetex Corp., 10.875s, 2009 (Chemicals)                                                715            793,650
    Acetex Corp.., 10.875s, 2009 (Chemicals)##                                             250            277,500
    Bombardier Recreational Products, 8.375s, 2013 (Industrial - Other)                    415            433,675
    Canwest Media, Inc., 10.625s, 2011 (Advertising & Broadcasting)                        385            439,862
    Canwest Media, Inc, 7.625s, 2013 (Advertising & Broadcasting)                          205            224,475
    Norske Skof Canada Ltd., 8.625s, 2011 (Forest & Paper Products)                      1,730          1,816,500
    Russel Metals, Inc., 10s, 2009 (Metals & Mining)                                       145            154,063
    Videotron Life, 6.875s, 2014 (Broadcast & Cable TV)##                                1,265          1,306,112
                                                                                                     ------------
                                                                                                     $  7,762,125
-----------------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Empresa Nacional de Electric, 8.35s, 2013 (Utilities - Electric Power)             $   880       $    989,246
-----------------------------------------------------------------------------------------------------------------
  France - 1.8%
    Crown Euro Holdings S.A., 9.5s, 2011 (Containers)                                  $   810       $    917,325
    Crown Euro Holdings S.A., 10.875s, 2013 (Containers)                                 3,135          3,687,543
    Rhodia SA, 8.875s, 2011 (Chemicals)##                                                1,415          1,301,800
    Vivendi Universal SA, 6.25s, 2008 (Advertising & Broadcasting)##                       445            471,144
                                                                                                     ------------
                                                                                                     $  6,377,812
-----------------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Kronos International, Inc., 8.875s, 2009 (Chemicals)                             EUR    45       $     61,234
    Messer Grieshiem, 10.375s, 2011 (Chemicals)                                      EUR   145            211,010
                                                                                                     ------------
                                                                                                     $    272,244
-----------------------------------------------------------------------------------------------------------------
  Ireland - 0.4%
    Eircom PLC, 8.25s, 2013 (Telecommunications - Wireline)##                          $   390       $    431,925
    MDP Acquisitions PLC, 9.625s, 2012 (Forest & Paper Products)                         1,065          1,192,800
                                                                                                     ------------
                                                                                                     $  1,624,725
-----------------------------------------------------------------------------------------------------------------
  Luxembourg - 1.2%
    Millicom International Cellular SA, 10s, 2013 (Wireless
      Communications)##                                                                $   675       $    712,125
    Tyco International Group SA, 6.75s, 2011 (Conglomerates)                             3,445          3,763,663
                                                                                                     ------------
                                                                                                     $  4,475,788
-----------------------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Axtel SA, 11s, 2013 (Telecommunications - Wireline)                                $ 1,050       $  1,071,000
    Corparacion Durango S.A. de C.V., 13.75s, 2009 (Forest & Paper
      Products)**##                                                                        641            384,600
    Innova, 9.375s, 2013 (Wireless Communications)##                                       870            892,838
    TFM S.A., 12.5s, 2012 (Transportation - Services)                                      195            222,300
                                                                                                     ------------
                                                                                                     $  2,570,738
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Aspropulsion, 9.625s, 2013 (Banks & Credit Card Companies)##                      EUR   50       $     66,147
    Kappa Beheer B.V., 10.625s, 2009 (Forest & Paper Products)                         $   735            786,450
                                                                                                     ------------
                                                                                                     $    852,597
-----------------------------------------------------------------------------------------------------------------
  Norway - 0.2%
    Ocean Rig Norway S.A., 10.25s, 2008 (Oil Services)                                 $   710       $    667,400
-----------------------------------------------------------------------------------------------------------------
  Russia - 0.3%
    Gazprom, 9.625s, 2013 (Utilities - Gas)##                                          $   900       $    992,250
-----------------------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    Flextronics Internationl Ltd, 6.5s, 2013 (Electronics)                             $ 1,930       $  1,997,550
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Colt Telecom PLC, 7.625s, 2009 (Telecommunications - Wireline)                   EUR   500       $    629,975
    Energis PLC, 9.75s, 2009 (Telecommunications - Wireline)**                         $   235              4,700
    Esprit Telecom Group, 10.875s, 2008 (Telecommunications - Wireline)**                   50                  5
    Premier International Foods PLC, 12s, 2009 (Food & Non Alcoholic
      Beverage Products)                                                                   710            777,450
    Telewest Communications PLC, 0s to 2004, 9.25s to 2009 (Broadcast &
      Cable TV)**                                                                          760            399,000
    Telewest Communications PLC 0s to 2005, 11.375s to 2010 (Broadcast &
      Cable TV)**                                                                           40             19,600
    United Biscuits Finance PLC, 10.625s, 2011 (Food & Non Alcoholic
      Beverage Products)                                                             EUR   475            685,256
                                                                                                     ------------
                                                                                                     $  2,515,986
-----------------------------------------------------------------------------------------------------------------
  Ukraine - 0.2%
    Ukraine Cabinet of Ministers, 7.65s, 2013##                                        $   797       $    828,880
-----------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                  $ 37,266,014
-----------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $309,617,518)                                                          $327,697,181
-----------------------------------------------------------------------------------------------------------------
Stocks - 0.2%
-----------------------------------------------------------------------------------------------------------------
                                                                                        SHARES
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Apparel Manufacturers
    Sind Holdings, Inc.*(**)                                                               539       $     35,035
-----------------------------------------------------------------------------------------------------------------
  Automotive
    Hayes Lemmerz International, Inc.*                                                   8,619       $    156,176
    Oxford Automotive, Inc.*(**)                                                            82             18,248
                                                                                                     ------------
                                                                                                     $    174,424
-----------------------------------------------------------------------------------------------------------------
  Basic Industry
    Thermadyne Holdings Corp.*                                                             530       $      6,519
-----------------------------------------------------------------------------------------------------------------
  Chemicals
    Sterling Chemicals, Inc.*                                                              193       $      4,825
-----------------------------------------------------------------------------------------------------------------
  Machinery & Tools
    Simonds Industries, Inc.*(**)                                                          274        $       737
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    XO Communications, Inc.                                                                126        $       724
-----------------------------------------------------------------------------------------------------------------
  Telephone Services - 0.1%
    NTL, Inc.*                                                                           3,563       $    248,519
-----------------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    ITC Deltacom, Inc.*                                                                 12,406       $     75,168
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $    545,951
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Netherlands
    Completel Europe NV (Telephone - Services)*                                          2,435       $     86,272
    Versatel Telecom International NV (Telecommunications - Wireline)*                   1,752              3,819
                                                                                                     ------------
                                                                                                     $     90,091
-----------------------------------------------------------------------------------------------------------------
  Sweden - 0.1%
    Song Networks Holding AB (Utilities - Telephone)                                    25,602       $    240,259
    Song Networks Holding AB, Preferred, 0s (Utilities - Telephone)*                     2,772             15,030
                                                                                                     ------------
                                                                                                     $    255,289
-----------------------------------------------------------------------------------------------------------------
  United Kingdom
    Jazztel PLC (Telecommunications - Wireline)                                         79,450       $     34,035
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $    379,415
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,273,683)                                                           $    925,366
-----------------------------------------------------------------------------------------------------------------
Preferred Stocks - 0.4%
-----------------------------------------------------------------------------------------------------------------
  Automotive
    Hayes Lemmerz International, Inc., 8s *                                                 28       $      2,072
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 0.2%
    CSC Holdings, Inc., 11.125s                                                          7,034       $    738,570
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Primedia, Inc., 8.625s                                                               1,995       $    181,545
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline
    Global Crossings Holdings Ltd., 10.5s *                                              1,210       $     11,798
-----------------------------------------------------------------------------------------------------------------
  Telephone Services
    NTL, Inc., 10.5s                                                                         6        $        45
-----------------------------------------------------------------------------------------------------------------
  Wireless Communications - 0.1%
    Alamosa Holdings, Inc., 7.5s *                                                       1,183       $    378,560
-----------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,218,944)                                                 $  1,312,590
-----------------------------------------------------------------------------------------------------------------
Convertible Bonds - 0.2%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.2%
  Wireless Communications - 0.2%
    Nextel Communications, Inc., 5.25s, 2010                                           $   550       $    558,250
-----------------------------------------------------------------------------------------------------------------
Foreign Bonds
  United Kingdom
    Jazztel PLC, 12s, 2012 (Telecommunications - Wireline)                           EUR    24       $     15,593
-----------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $559,990)                                                  $    573,843
-----------------------------------------------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------
    GT Group Telecom, Inc. (Telephone Services)*                                           550       $        138
    Loral Orion Network Systems, Inc. (Business Services)*                                 100                  2
    Loral Orion Network Systems, Inc. (Business Services)*                                 200                  6
    Ono Finance PLC (Broadcast & Cable TV)*                                                525                  5
    Ono Finance PLC (Broadcast & Cable TV)*                                                140                  1
    Pliant Corp. (Containers)##*                                                           110                  1
    Sterling Chemicals, Inc. (Chemicals)*                                                    9                  9
    Thermadyne Holdings Corp. (Basic Industry)*                                            838                754
    Thermadyne Holdings Corp. (Basic Industry)*                                            507                507
    XM Satellite Radio, Inc. (Broadcast & Cable TV)*                                       175              3,631
    XO Communications, Inc. (Telecommunications - Wireline)*                               253                493
    XO Communications, Inc. (Telecommunications - Wireline)*                               189                208
    XO Communications, Inc. (Telecommunications - Wireline)*                               189                322
-----------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $190,892)                                                           $      6,077
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 6.6%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/03, due 1/2/04, total to be received
      $23,829,629 (secured by various U.S. Treasury and Federal Agency
      Obligations in a jointly traded account), at Cost                                $23,829       $ 23,829,000
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $337,690,027)                                                    $354,344,057
Other Assets, Less Liabilities - 1.6%                                                                   5,855,823
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $360,199,880
-----------------------------------------------------------------------------------------------------------------
   * Non-income producing security.
  ** Non-income producing security in-default.
  ## SEC Rule 144A restriction.
(**) Security was fair valued at reporting date.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar.
A list of abbreviations is shown below.

    EUR = Eur

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $337,690,027)            $354,344,057
  Cash                                                                  117,196
  Receivable for investments sold                                       759,831
  Receivable for series shares sold                                     360,948
  Interest and dividends receivable                                   6,586,060
  Other assets                                                              197
                                                                   ------------
      Total assets                                                 $362,168,289
                                                                   ------------
Liabilities:
  Payable for forward foreign currency exchange contracts          $    171,881
  Payable for investments purchased                                      88,750
  Payable for series shares reacquired                                1,699,509
  Payable to affiliates -
    Management fee                                                        7,406
    Reimbursement fee                                                       582
    Distribution fee                                                        281
                                                                   ------------
      Total liabilities                                            $  1,968,409
                                                                   ------------
Net assets                                                         $360,199,880
                                                                   ------------
Net assets consist of:
  Paid-in capital                                                  $343,797,708
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     16,483,243
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (18,271,263)
  Accumulated undistributed net investment income                    18,190,192
                                                                   ------------
      Total                                                        $360,199,880
                                                                   ------------
Shares of beneficial interest outstanding                           36,163,881
                                                                    ---------
Initial Class:
  Net asset value per share
    (net assets of $319,244,938 / 32,029,270 shares of
    beneficial interest outstanding)                                  $9.97
                                                                      -----
Service Class:
  Net asset value per share
    (net assets of $40,954,942 / 4,134,611 shares of
    beneficial interest outstanding)                                  $9.91
                                                                      -----
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $20,158,539
    Dividends                                                            52,350
                                                                    -----------
      Total investment income                                       $20,210,889
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,864,317
    Trustees' compensation                                                5,138
    Shareholder servicing costs                                          87,243
    Distribution fee (Service Class)                                     71,982
    Administrative fee                                                   19,613
    Custodian fee                                                       106,776
    Printing                                                             49,336
    Postage                                                                  26
    Auditing fees                                                        61,090
    Legal fees                                                            9,358
    Miscellaneous                                                        15,873
    Reimbursement of expenses to investment adviser                      26,615
                                                                    -----------
      Total expenses                                                $ 2,317,367
    Fees paid indirectly                                                 (8,203)
                                                                    -----------
      Net expenses                                                  $ 2,309,164
                                                                    -----------
        Net investment income                                       $17,901,725
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 1,249,363
    Foreign currency transactions                                      (132,408)
                                                                    -----------
      Net realized gain on investment and foreign currency
        transactions                                                $ 1,116,955
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $22,721,004
    Translation of assets and liabilities in foreign currencies        (143,514)
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $22,577,490
                                                                    -----------
        Net realized and unrealized gain on investments and
         foreign currency                                           $23,694,445
                                                                    -----------
          Increase in net assets from operations                    $41,596,170
                                                                    -----------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                              2003             2002
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                       $ 17,901,725    $  8,749,778
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                 1,116,955      (9,451,738)
  Net unrealized gain on investments and foreign currency translation           22,577,490       4,212,037
                                                                              ------------    ------------
    Increase in net assets from operations                                    $ 41,596,170    $  3,510,077
                                                                              ------------    ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                  $ (8,010,102)   $ (6,860,943)
  From net investment income (Service Class)                                    (1,037,982)       (464,318)
                                                                              ------------    ------------
    Total distributions declared to shareholders                              $ (9,048,084)   $ (7,325,261)
                                                                              ------------    ------------
Net increase in net assets from series share transactions                     $189,749,982    $ 54,020,372
                                                                              ------------    ------------
    Total increase in net assets                                              $222,298,068    $ 50,205,188
Net assets:
  At beginning of period                                                       137,901,812      87,696,624
                                                                              ------------    ------------
  At end of period (including accumulated undistributed net investment
    income of $18,190,192 and $8,915,111, respectively)                       $360,199,880    $137,901,812
                                                                              ------------    ------------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share.
The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------------
INITIAL CLASS SHARES                                         2003            2002           2001             2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period                      $ 8.81          $ 9.22         $ 9.84           $11.49        $11.53
                                                           ------          ------         ------           ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                 $ 0.68          $ 0.73         $ 0.90           $ 1.05        $ 1.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         0.87           (0.50)         (0.68)           (1.75)        (0.28)
                                                           ------          ------         ------           ------        ------
      Total from investment operations                     $ 1.55          $ 0.23         $ 0.22           $(0.70)       $ 0.75
                                                           ------          ------         ------           ------        ------
Less distributions declared to shareholders from net
investment income                                          $(0.39)         $(0.64)        $(0.84)          $(0.95)       $(0.79)
                                                           ------          ------         ------           ------        ------
Net asset value - end of period                            $ 9.97          $ 8.81         $ 9.22           $ 9.84        $11.49
                                                           ------          ------         ------           ------        ------
Total return                                                17.96%           2.56%          2.07%          (6.67)%         6.44%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 0.90%           0.90%          0.91%            0.95%         1.01%
  Net investment income(S)(S)                                7.23%           8.32%          9.53%            9.79%         8.95%
Portfolio turnover                                             82%             68%            64%              70%           76%
Net assets at end of period (000 Omitted)                $319,245        $120,711        $84,515          $62,113       $58,596

  (S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.15%
      annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial
      Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                     $ 0.68           $ 0.73          $ 0.89           $ 1.05        $ 1.03
        Ratios (to average net assets):
          Expenses##                                      0.89%            0.88%           1.01%            0.99%         0.97%
          Net investment income(S)(S)                     7.24%            8.34%           9.43%            9.75%         8.99%
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                                           --------------------------------------------        DECEMBER 31,
SERVICE CLASS SHARES                                             2003              2002            2001               2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                          $ 8.77            $ 9.20          $ 9.86              $10.56
                                                               ------            ------          ------              ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                     $ 0.65            $ 0.70          $ 0.71              $ 0.80
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         0.88             (0.49)          (0.54)              (1.50)
                                                               ------            ------          ------              ------
      Total from investment operations                         $ 1.53            $ 0.21          $ 0.17              $(0.70)
                                                               ------            ------          ------              ------
Less distributions declared to shareholders from net
investment income                                              $(0.39)           $(0.64)         $(0.83)             $ --
                                                               ------            ------          ------              ------
Net asset value - end of period                                $ 9.91            $ 8.77          $ 9.20              $ 9.86
                                                               ------            ------          ------              ------
Total return                                                    17.70%             2.33%           1.62%              (6.48)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.15%             1.15%           1.11%               1.15%+
  Net investment income(S)(S)                                    6.99%             8.16%           8.97%              10.50%+
Portfolio turnover                                                 82%               68%             64%                 70%
Net assets at end of period (000 Omitted)                     $40,955           $17,190          $3,182                  $0+++

  (S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and distribution fees, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series'
      fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for
      Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over/ under this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                            $ 0.65            $ 0.70          $ 0.70              $ 0.82
        Ratios (to average net assets):
          Expenses##                                             1.14%             1.13%           1.21%               1.19%+
          Net investment income(S)(S)                            7.00%             8.18%           8.87%              10.46%+
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31,2000.
     + Annualized.
    ++ Not annualized.
   +++ Service Class net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 33 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in the series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. The series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in the series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing service. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                          DECEMBER 31, 2003   DECEMBER 31, 2002
-------------------------------------------------------------------------------
Distributions declared from ordinary income      $9,048,084          $7,325,261

During the year ended December 31, 2003, accumulated undistributed net investment income increased by $421,440 and accumulated net realized loss on investments and foreign currency transactions increased by $421,440 due to differences between book and tax accounting for currency transactions, defaulted bonds and amortization and accretion on debt securities and capital losses. This change had no effect on the net assets or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $ 18,286,916
          Capital loss carryforward                     (16,061,245)
          Unrealized appreciation                        15,948,645
          Other temporary differences                    (1,772,144)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration:

          EXPIRATION DATE
          ----------------------------------------------------------
          December 31, 2008                            $   (551,653)
          December 31, 2009                              (6,621,074)
          December 31, 2010                              (8,888,518)
                                                       ------------
              Total                                    $(16,061,245)
                                                       ------------

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and distribution fees, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class and Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. At December 31, 2003, aggregate unreimbursed expenses amounted to $100,217.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee not to exceed the following annual percentage rates of the series' average daily net assets:

          First $2 billion                                  0.0175%
          Next $2.5 billion                                 0.0130%
          Next $2.5 billion                                 0.0005%
          In excess of $7 billion                           0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $87,134 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $1 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $368,448,181 and $185,109,079, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $338,341,256
                                                                 ------------
Gross unrealized appreciation                                    $ 20,491,267
Gross unrealized depreciation                                      (4,488,466)
                                                                 ------------
    Net unrealized appreciation                                  $ 16,002,801
                                                                 ------------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                  YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------    ------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                       30,010,969      $277,503,433      11,374,245      $100,109,613
Shares issued to shareholders in
  reinvestment of distributions                      883,142         8,010,100         777,003         6,860,934
Shares reacquired                                (12,564,858)     (115,800,491)     (7,616,124)      (67,059,795)
                                                 -----------      ------------      ----------       -----------
    Net increase                                  18,329,253      $169,713,042       4,535,124       $39,910,752
                                                 -----------      ------------      ----------       -----------

Service Class shares
                                                  YEAR ENDED DECEMBER 31, 2003      YEAR ENDED DECEMBER 31, 2002
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        2,281,759       $21,038,333       1,586,007       $13,862,060
Shares issued to shareholders in
  reinvestment of distributions                      114,948         1,037,975          52,762           464,306
Shares reacquired                                   (221,810)       (2,039,368)        (24,822)         (216,746)
                                                 -----------      ------------      ----------       -----------
    Net increase                                   2,174,897       $20,036,940       1,613,947       $14,109,620
                                                 -----------      ------------      ----------       -----------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $2,025. The series had no borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                   SETTLEMENT         CONTRACTS TO                                CONTRACTS       NET UNREALIZED
                                         DATE      DELIVER/RECEIVE        IN EXCHANGE FOR          AT VALUE         DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Sales                               1/13/2004      EUR 1,707,654               $1,992,832        $2,150,785           $(157,953)
                                    1/13/2004      EUR   700,000                  867,720           881,648             (13,928)
                                                                               ----------        ----------           ---------
                                                                               $2,860,552        $3,032,433           $(171,881)
                                                                               ----------        ----------           ---------

At December 31, 2003, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities of MFS High Income Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or, if shorter, the period of the series' or class' operation in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or, if shorter, the period of the series' or class' operation in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 1.31%.

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                          VHI-ANN 2/04 24M

[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2003

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) BOND FUND



-------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance
Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JOHN W. BALLEN(2)(5) (born 09/12/59) Trustee and         DAVID H. GUNNING(4) (born 05/30/42) Trustee
President                                                Cleveland-Cliffs Inc. (mining products and service
Massachusetts Financial Services Company, Chief          provider), Vice Chairman/ Director (since April
Executive Officer and Director                           2001); Encinitos Ventures (private investment
                                                         company), Principal (1997 to April 2001); Lincoln
ROBERT J. MANNING(2)(8) (born 10/20/63) Trustee          Electric Holdings, Inc. (welding equipment
and President                                            manufacturer), Director; Southwest Gas Corporation
Massachusetts Financial Services Company, Chief          (natural gas distribution company), Director
Executive Officer, President, Chief Investment
Officer and Director                                     WILLIAM R. GUTOW (born 09/27/41) Trustee
                                                         Private investor and real estate consultant;
KEVIN R. PARKE(2)(5) (born 12/14/59) Trustee             Capitol Entertainment Management Company (video
Massachusetts Financial Services Company,                franchise), Vice Chairman
President, Chief Investment Officer, and Director
                                                         AMY B. LANE(4) (born 02/08/53) Trustee
ROBERT C. POZEN(2)(8) (born 08/08/46) Trustee            Retired; Merrill Lynch & Co., Inc., Managing
Massachusetts Financial Services Company, Chairman       Director, Investment Banking Group (1997 to
(since February 2004); Harvard Law School                February 2001); Borders Group, Inc. (book and
(education), John Olin Visiting Professor (since         music retailer), Director; Federal Realty
July 2002); Secretary of Economic Affairs, The           Investment Trust (real estate investment trust),
Commonwealth of Massachusetts (January 2002 to           Trustee
December 2002); Fidelity Investments, Vice
Chairman (June 2000 to December 2001); Fidelity          ABBY M. O'NEILL(3) (born 04/27/28) Trustee
Management & Research Company (investment                Private investor; Rockefeller Financial Services,
adviser), President (March 1997 to July 2001); The       Inc. (investment advisers), Chairman and Chief
Bank of New York (financial services), Director;         Executive Officer
Bell Canada Enterprises (telecommunications),
Director; Telesat (satellite communications),            LAWRENCE T. PERERA (born 06/23/35) Trustee
Director                                                 Hemenway & Barnes (attorneys), Partner

JEFFREY L. SHAMES(2)(7) (born 06/02/55) Trustee          WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961
INDEPENDENT TRUSTEES                                     Adjunct Professor in Entrepreneurship Emeritus;
J. ATWOOD IVES (born 05/01/36) Co-Chairman               CBL & Associates Properties, Inc. (real estate
Private investor; KeySpan Corporation (energy            investment trust), Director
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee        J. DALE SHERRATT (born 09/23/38) Trustee
and Chief Executive Officer (until November 2000)        Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
WARD SMITH (born 09/13/30) Co-Chairman                   (investor in health care companies), Managing
Private investor                                         General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           products), Chief Executive Officer (until May
Brigham and Women's Hospital, Chief of Cardiac           2001)
Surgery; Harvard Medical School, Professor of
Surgery                                                  ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant

OFFICERS
JOHN W. BALLEN(5) (born 09/12/59) Trustee and            ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                Treasurer
Massachusetts Financial Services Company, Chief          Massachusetts Financial Services Company, Vice
Executive Officer and Director                           President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
STEPHEN E. CAVAN (born 11/06/53) Secretary and           July 2002); Lexington Global Asset Managers, Inc.,
Clerk                                                    Executive Vice President and Chief Financial
Massachusetts Financial Services Company, Senior         Officer (prior to September 2000); Lexington
Vice President, General Counsel and Secretary            Funds, Treasurer (prior to September 2002)

STEPHANIE A. DESISTO (born 10/01/53) Assistant           ROBERT J. MANNING(6) (born 10/20/63) President
Treasurer                                                Massachusetts Financial Services Company, Chief
Massachusetts Financial Services Company, Vice           Executive Officer, President, Chief Investment
President (since April 2003); Brown Brothers             Officer and Director
Harriman & Co., Senior Vice President (November
2002 to April 2003); ING Groep N.V./Aeltus               ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Investment Management, Senior Vice President             Massachusetts Financial Services Company, Vice
(prior to November 2002)                                 President

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(3) Retired December 31, 2003.
(4) Appointed Trustee on January 27, 2004.
(5) Resigned February 6, 2004.
(6) Appointed President on February 6, 2004.
(7) Resigned February 13, 2004.
(8) Appointed Trustee on February 24, 2004.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Mr. Shames has served as Trustee of the Trust continuously since originally appointed until February 13, 2004.
Mr. Gutow has served as Trustee of the Trust continuously since originally elected. Messrs. Cohn, Ives,
Perera, Poorvu, Sherratt and Smith, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Ballen was elected by shareholders and served as a Trustee from January
1, 2002 until February 6, 2004 and Mr. Parke served as a Trustee of the Trust from January 1, 2002 until
February 6, 2004. Mr. Gunning and Ms. Lane have served as Trustees since January 27, 2004. Messrs. Manning and
Pozen have served as Trustees since February 24, 2004.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
William J. Adams+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS- TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 mfs.com
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http:// www.sec.gov.

+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

At MFS, we think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with long-term goals such as college or retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 16, 2004

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

Note to Contract Owners: On February 6, 2004, Jeffrey L. Shames retired as Chairman of MFS. Robert Pozen was named as his successor. Also, on February 6, 2004, Robert J. Manning was appointed MFS Chief Executive Officer, President, and Chief Investment Officer.

MANAGEMENT REVIEW

Dear Contract Owners,
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 9.34%, and Service Class shares 9.14%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 4.67% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt.

IMPROVING ECONOMY HELPED LOWER-RATED DEBT
Although the 12 months ended December 31, 2003 were slightly negative for Treasuries -- with rates on 10-year bonds rising about 40 basis points (a basis point is 0.01 percent of yield) -- the environment was relatively favorable for corporate bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Treasury rates rose only modestly for the period as a whole, but did experience sharp volatility in the spring and summer of 2003. Ten-year rates fell when the Federal Reserve Board (the Fed), after its May meeting, expressed a strong desire to keep rates low and implied that it might use some unconventional strategies to do so -- such as buying longer-term bonds. However, long-term rates shot up in late June and July after the Fed lowered the short-term rate by only a quarter-point at its June meeting, disappointing a market that had expected a half-point drop. Many investors read the quarter-point move as a sign that perhaps the economy was improving faster than the Fed had expected.

In contrast, corporate bonds generally benefited from the accelerating U.S. recovery. Growth in GDP (gross domestic product), employment, and other economic measures pointed toward improving corporate bond fundamentals -- business factors such as earnings, cash flow growth, and credit quality.

In response, investors became less risk averse, and the "flight to quality" that had characterized the bond market in late 2002 began to fade. Riskier, lower-rated bonds showed the best performance over the period, as compared with higher-rated issues. With Treasury yields at four-decade lows, investors sought out higher-yielding corporate debt. This caused spreads -- the difference between corporate yields and Treasury yields -- to tighten (decrease) over the period.

LOWER-RATED DEBT DROVE RELATIVE PERFORMANCE
A key driver of the series' outperformance against its benchmark, the Lehman Index, was a relative overweighting in bonds of "BBB" and "BB" credit quality. Over the period, we increased the fund's concentration in those areas and decreased its allocation to higher-rated bonds. This downward shift in overall credit quality was based on our belief going into the period that credit spreads were wide and were likely to narrow, and that an improving economy would benefit corporate bonds. In fact our strategy worked well over the period as the U.S. economic recovery accelerated and lower-rated bonds outperformed.

One area of strength was our position in "BB"-rated securities. These noninvestment-grade bonds are one level below investment-grade territory ("BBB" is the lowest investment-grade rating) and are often referred to as "crossover" bonds. Our research strives to uncover "BB"-rated bonds that we believe have a strong probability of crossing over to an investment-grade rating. Such an upgrade increases the number of potential buyers for a bond and thus generally increases its price.

Specific industry and security selection was another key area of strength. Some of the worst-performing segments of the market in 2002 were among the strongest beneficiaries of the improving economy in 2003. More specifically, over the period the series' holdings in four industries did particularly well: autos, telecommunications, media and cable, and utilities.

In our view, bonds of U.S. auto companies, especially those of Ford Motor Company, had been somewhat over-penalized in 2002. As rating agencies downgraded Ford debt in 2002, many investors feared a credit crisis if the market refused to refinance the firm's short-term debt. When those fears did not come to fruition, our Ford bonds and other auto industry bonds performed well.

In the telecommunications area, we feel investors came to the conclusion that the WorldCom debacle was not indicative of the industry as a whole. While telecom bonds as a group were hard-hit in 2002, over the period bonds of some of the industry's major firms rallied. The series performance benefited from our holdings in Verizon, Sprint, and Canadian telecommunications company Telus.

In the utilities industry, we witnessed a situation that paralleled events in the telecom area: fraud at a major firm, Enron, caused investors to question the health of the entire industry in 2002. In the first quarter of 2003, however, the panic started to subside. Utilities had begun to improve their balance sheets by issuing equity to pay down debt. Banks restructured utility debt. Investors seemed to realize that most utilities were not going to go bankrupt and that perhaps their securities had become undervalued. The result was strong performance of the series' utility holdings over the period.

In the media and cable business, our Comcast position (composed of former TCI Communications bonds) did particularly well. Previous to the period, Comcast bonds had been held back by concerns that the firm would struggle with the integration of its largest-ever acquisition, the cable business of AT&T (the former TCI Communications). As Comcast displayed its ability to manage the business better than AT&T had done, Comcast bonds rallied.

Although not all of the series' investments performed as well as those described above, this was a period in which the market environment was particularly favorable for the asset class -- corporate debt -- in which we were overweighted. That situation contrasted with the environment in some earlier periods, during which our corporate holdings struggled under the weight of a sluggish economy.

    Respectfully,

/s/ William J. Adams

    William J. Adams
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

William J. Adams, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the bond portfolios of our mutual funds, variable annuities and offshore investment products.

Bill joined MFS in 1997. He was named Vice President in 1999, associate portfolio manager in 2000, and portfolio manager in 2001.

He has an M.B.A. from Indiana University and an undergraduate degree from LaSalle University. He holds the Chartered Financial Analyst (CFA) designation.

Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Class Inception: Initial Class  October 24, 1995
                 Service Class  May 1, 2000

Size: $34.4 million net assets as of December 31, 2003

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF
CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2003. Index information is from November 1, 1995.)

                                                   Lehman Brothers
                            MFS Bond Series --       Government/
                               Initial Class        Credit Index

            10/95               $10,000               $10,000
            12/96                10,516                10,614
            12/98                12,369                12,753
            12/00                13,298                13,958
            12/02                15,745                16,816
            12/03                17,216                17,601

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +9.34%           +29.46%           +39.18%           +72.16%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                     +9.34%           + 8.99%           + 6.84%           + 6.86%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         +9.14%           +29.06%           +38.39%           +71.17%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                     +9.14%           + 8.88%           + 6.71%           + 6.79%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE BENCHMARK(+)
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#                               +4.67%           + 8.04%           + 6.66%           + 7.17%
-----------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2003.
    Index information is from November 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS - December 31, 2003

Bonds - 95.2%
-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
ISSUER                                                                            (000 OMITTED)             VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 79.0%
  Advertising & Broadcasting - 0.8%
    Chancellor Media Corp., 8s, 2008                                                     $  100       $   115,750
    Clear Channel Communications, 7.65s, 2010                                                64            74,915
    Echostar DBS Corp., 9.125s, 2009                                                         80            89,500
                                                                                                      -----------
                                                                                                      $   280,165
-----------------------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    BAE Systems Holding, Inc., 6.4s, 2011##                                              $  142       $   152,639
-----------------------------------------------------------------------------------------------------------------
  Airlines - 1.0%
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019                          $   87       $    85,783
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019                               3             2,540
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                             160           163,021
    Delta Air Lines, Inc., 7.379s, 2011                                                      79            82,137
                                                                                                      -----------
                                                                                                      $   333,481
-----------------------------------------------------------------------------------------------------------------
  Alcoholic Beverages - 0.4%
    Miller Brewing Co., 5.5s, 2013##                                                     $  144       $   147,117
-----------------------------------------------------------------------------------------------------------------
  Asset Backed & Securitized - 8.6%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029                                $   90       $    90,081
    Capital One Auto Finance Trust, 2.47s, 2010                                             250           246,604
    Citibank Credit Card Issuance Trust, 6.65s, 2008                                         50            54,005
    Commercial Mortgage Acceptance Corp., 1.041s, 2008 (Interest Only)                    1,802            80,050
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                                        88            77,999
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                                        65            71,201
    Commercial Mortgage Acceptance Corp., 7.03s, 2031                                        50            57,126
    CPS Auto Trust, 3.52s, 2009##                                                            78            79,334
    Criimi Mae Commercial Mortgage Trust, 7s, 2033##                                         92            99,721
    Deutsche Mortgage and Asset Receiving Corp., 6.538s, 2031                               275           301,174
    Drive Auto Receivables Trust, 2.5s, 2009##                                               87            86,409
    Drivetime Auto Owner Trust, 1.918s, 2008##                                              140           138,180
    Falcon Auto Dealership LLC, 3.87s, 2023 (Interest Only)                                 443            84,454
    First Union Lehman Brothers Commercial, 7s, 2029                                         65            61,093
    Fortress CBO Investments I, Ltd., 1.769s, 2038                                          250           250,234
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                                     60            53,687
    Ikon Receivables LLC, 3.27s, 2011                                                        95            95,740
    LB Commercial Conduit Mortgage Trust, 0.97s, 2028 (Interest Only)                     1,198            41,691
    LB Commercial Conduit Mortgage Trust, 6.78s, 2031                                       105           118,458
    Morgan Stanley Capital, 6.01s, 2030                                                      45            47,674
    Morgan Stanley Capital I, Inc., 6.86s, 2010                                             145           151,894
    Morgan Stanley Capital I, Inc., 0.66s, 2030 (Interest Only)##                         2,652            75,632
    Morgan Stanley Capital I, Inc., 6.48s, 2030                                              88            97,997
    Morgan Stanley Capital I, Inc., 7.738s, 2039                                            160           154,297
    Morgan Stanley Dean Witter Capital, 5.72s, 2032                                         124           134,133
    Mortgage Capital Funding, Inc., 0.92s, 2031 (Interest Only)                           1,558            49,775
    Residential Asset Mortgage Products, Inc., 3.49s, 2029                                   70            70,814
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                                     74            80,753
                                                                                                      -----------
                                                                                                      $ 2,950,210
-----------------------------------------------------------------------------------------------------------------
  Automotive - 5.7%
    DaimlerChrysler NA Holdings, 7.2s, 2009                                              $   83       $    92,564
    Dana Corp., 9s, 2011                                                                     65            78,325
    Dura Operating Corp., 8.625s, 2012                                                       50            53,250
    Ford Motor Credit Co., 6.875s, 2006                                                     275           293,510
    Ford Motor Credit Co., 7.875s, 2010                                                     198           221,238
    Ford Motor Credit Co., 7s, 2013                                                         153           161,366
    General Motors Acceptance Corp., 6.75s, 2006                                            251           269,461
    General Motors Acceptance Corp., 7.25s, 2011                                             71            77,895
    General Motors Acceptance Corp., 8.375s, 2033                                           350           398,513
    Lear Corp., 7.96s, 2005                                                                  98           104,860
    Lear Corp., 8.11s, 2009                                                                  90           105,862
    TRW, Inc., 9.375s, 2013##                                                                80            91,400
                                                                                                      -----------
                                                                                                      $ 1,948,244
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Companies - 5.9%
    Abbey National Capital, 8.963s, 2049                                                 $   86       $   114,190
    Bank of America Corp., 7.4s, 2011                                                        83            97,345
    Citigroup Inc., 7.25s, 2010                                                              85            99,072
    Citigroup Inc., 6.625s, 2032                                                            125           135,411
    Credit Suisse First Boston, Inc., 6.125s, 2011                                          193           210,125
    Natexis AMBS Co. LLC, 8.44s, 2049##                                                     286           336,041
    Popular North America, Inc., 4.25s, 2008                                                158           160,667
    RBS Capital Trust, 6.425s, 2049                                                         133           134,420
    Socgen Real Estate LLC, 7.64s, 2049##                                                   297           335,541
    Unicredito Italiano Capital Trust, 9.2s, 2049##                                         186           233,661
    Wachovia Corp., 6.605s, 2025                                                            164           180,673
                                                                                                      -----------
                                                                                                      $ 2,037,146
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 2.5%
    Cox Communications, Inc., 7.75s, 2010                                                $  128       $   152,481
    CSC Holdings Inc., 7.875s, 2007                                                         101           106,555
    CSC Holdings Inc., 7.625s, 2011                                                          60            63,150
    TCI Communications Financing III, 9.65s, 2027                                           363           437,415
    Tele Communications, Inc., 9.8s, 2012                                                    72            93,920
                                                                                                      -----------
                                                                                                      $   853,521
-----------------------------------------------------------------------------------------------------------------
  Brokerage & Asset Managers - 1.1%
    Lehman Brothers Holdings, Inc., 8.25s, 2007                                          $  184       $   214,474
    Morgan Stanley Dean Witter Corp., 6.6s, 2012                                            165           183,366
                                                                                                      -----------
                                                                                                      $   397,840
-----------------------------------------------------------------------------------------------------------------
  Building - 1.0%
    American Standard, Inc., 7.375s, 2008                                                $  135       $   149,175
    Building Materials Corp., 8s, 2008                                                      110           108,350
    Nortek, Inc., 9.25s, 2007                                                                75            77,062
                                                                                                      -----------
                                                                                                      $   334,587
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Dow Chemical Co., 5s, 2007                                                           $   83       $    87,457
    Dow Chemical Co., 5.75s, 2008                                                           126           135,095
                                                                                                      -----------
                                                                                                      $   222,552
-----------------------------------------------------------------------------------------------------------------
  Conglomerates - 1.0%
    General Electric Capital Corp., 8.7s, 2007                                           $   40       $    46,814
    Tyco International Group S.A., 6.75s, 2011                                              265           289,512
                                                                                                      -----------
                                                                                                      $   336,326
-----------------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.6%
    Cendant Corp., 6.875s, 2006                                                          $   78       $    85,577
    Cendant Corp., 6.25s, 2010                                                              107           116,356
                                                                                                      -----------
                                                                                                      $   201,933
-----------------------------------------------------------------------------------------------------------------
  Defense Electronics - 1.0%
    Litton Industries Inc., 8s, 2009                                                     $  165       $   196,066
    Raytheon Co., 8.3s, 2010                                                                122           146,389
                                                                                                      -----------
                                                                                                      $   342,455
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 2.1%
    Chesapeake Energy Corp., 8.125s, 2011##                                              $   85       $    94,350
    Forest Oil Corp., 8s, 2008                                                              105           114,450
    Occidental Petroleum Corp., 7.65s, 2006                                                  92           100,815
    Ocean Energy Inc., 7.625s, 2005                                                          78            84,620
    Ocean Energy Inc., 7.25s, 2011                                                          159           182,990
    XTO Energy, Inc., 6.25s, 2013                                                           127           133,668
                                                                                                      -----------
                                                                                                      $   710,893
-----------------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.3%
    Amerada Hess Corp., 7.3s, 2031                                                       $  118       $   121,846
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 2.3%
    News America Holdings, Inc., 8.5s, 2025                                              $  112       $   140,061
    News America Holdings, Inc., 6.55s, 2033                                                 44            45,708
    News Corp., 7.75s, 2024                                                                 137           160,569
    Time Warner, Inc., 9.125s, 2013                                                         185           235,038
    Time Warner, Inc., 6.95s, 2028                                                           85            90,782
    Walt Disney Co., 6.75s, 2006                                                            111           120,729
                                                                                                      -----------
                                                                                                      $   792,887
-----------------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    Capital One Bank, 8.25s, 2005                                                        $   63       $    68,149
    Capital One Bank, 4.25s, 2008                                                           100            99,471
    Countrywide Home Loans, Inc., 5.5s, 2006                                                 85            90,794
    Household Finance Corp., 4.125s, 2008                                                   125           126,120
    Household Finance Corp., 6.75s, 2011                                                     46            51,784
    SLM Corp., 4s, 2009                                                                     151           152,037
                                                                                                      -----------
                                                                                                      $   588,355
-----------------------------------------------------------------------------------------------------------------
  Food & Non Alcoholic Beverages - 0.4%
    Nabisco, Inc., 6.375s, 2005                                                          $   10       $    10,437
    Tyson Foods Inc., 8.25s, 2011                                                           103           119,435
                                                                                                      -----------
                                                                                                      $   129,872
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Meadwestvaco Corp., 6.8s, 2032                                                       $  262       $   269,421
-----------------------------------------------------------------------------------------------------------------
  Government Sponsored Entity - 3.5%
    Federal National Mortgage Assn., 7.125s, 2005                                        $  170       $   180,746
    Federal National Mortgage Assn., 6s, 2008                                               512           567,551
    Federal National Mortgage Assn., 5.25s, 2012                                            107           109,716
    Federal National Mortgage Assn., 6.125s, 2012                                           300           334,132
                                                                                                      -----------
                                                                                                      $ 1,192,145
-----------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.9%
    Harrahs Operating Inc., 7.125s, 2007                                                 $  125       $   139,199
    MGM Grand, Inc., 6.95s, 2005                                                            105           109,200
    MGM Mirage, Inc., 8.5s, 2010                                                             60            68,850
                                                                                                      -----------
                                                                                                      $   317,249
-----------------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Prudential Insurance Co., 7.65s, 2007##                                              $  150       $   167,779
-----------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.7%
    Safeco Corp., 4.875s, 2010                                                           $   85       $    87,632
    Safeco Corp., 7.25s, 2012                                                                49            56,265
    Willis Corroon Corp., 9s, 2009                                                          105           110,250
                                                                                                      -----------
                                                                                                      $   254,147
-----------------------------------------------------------------------------------------------------------------
  Machinery & Tools - 0.8%
    Ingersoll-Rand Co., 6.25s, 2006                                                      $   75       $    81,294
    Joy Global, Inc., 8.75s, 2012                                                            50            55,750
    Kennametal Inc., 7.2s, 2012                                                             119           126,218
                                                                                                      -----------
                                                                                                      $   263,262
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 0.8%
    HCA - The Healthcare Co., 8.75s, 2010                                                $  100       $   119,074
    HCA - The Healthcare Co., 7.875s, 2011                                                  141           160,812
                                                                                                      -----------
                                                                                                      $   279,886
-----------------------------------------------------------------------------------------------------------------
  Metals & Mining - 0.4%
    Phelps Dodge Corp., 8.75s, 2011                                                      $  103       $   125,747
-----------------------------------------------------------------------------------------------------------------
  Mortgage Backed - 6.5%
    Federal National Mortgage Assn., 6s, 2016                                            $  115       $   120,546
    Federal National Mortgage Assn., 5.5s, 2017                                             193           200,306
    Federal National Mortgage Assn., 6s, 2017                                               236           248,291
    Federal National Mortgage Assn., 4.5s, 2018                                             355           356,254
    Federal National Mortgage Assn., 7.5s, 2030                                              85            90,554
    Federal National Mortgage Assn., 7.5s, 2031                                             117           124,554
    Federal National Mortgage Assn., 6.5s, 2032                                             434           454,395
    Federal National Mortgage Assn., 5.5s, 2033                                             402           407,471
    Federal National Mortgage Assn., 6s, 2033                                               109           113,109
    Government National Mortgage Assn., 6.5s, 2028                                          115           121,024
                                                                                                      -----------
                                                                                                      $ 2,236,504
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.6%
    Kinder Morgan Energy Partners, 7.4s, 2031                                            $  175       $   199,875
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 0.7%
    Dresser, Inc., 9.375s, 2011                                                          $   85       $    92,437
    Halliburton Co., 5.5s, 2010##                                                           150           156,873
                                                                                                      -----------
                                                                                                      $   249,310
-----------------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Valero Energy Corp., 7.5s, 2032                                                      $  116       $   129,279
-----------------------------------------------------------------------------------------------------------------
  Personal Computers & Peripherals - 0.5%
    Jabil Circuit, Inc., 5.875s, 2010                                                    $  166       $   173,150
-----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    Schering-Plough Corp., 6.5s, 2033                                                    $   69       $    71,776
    Wyeth Corp., 6.5s, 2034                                                                  90            91,820
                                                                                                      -----------
                                                                                                      $   163,596
-----------------------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co., 7.25s, 2013                                                       $   77       $    80,791
-----------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.3%
    Allied Waste North America, Inc., 7.875s, 2013                                       $  130       $   140,725
    Waste Management Inc., 6.5s, 2008                                                        95           104,550
    WMX Technologies, Inc., 7.1s, 2026                                                      197           213,038
                                                                                                      -----------
                                                                                                      $   458,313
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.7%
    Belo Ah Corp., 7.75s, 2027                                                           $  135       $   154,247
    Dex Media West Finance LLC, 9.875s, 2013##                                               90           104,625
                                                                                                      -----------
                                                                                                      $   258,872
-----------------------------------------------------------------------------------------------------------------
  Railroad & Shipping - 0.5%
    Union Pacific Corp., 6.39s, 2004                                                     $  127       $   131,386
    Union Pacific Corp., 5.75s, 2007                                                         30            32,375
                                                                                                      -----------
                                                                                                      $   163,761
-----------------------------------------------------------------------------------------------------------------
  Real Estate - 2.2%
    EOP Operating Ltd., 6.625s, 2005                                                     $  146       $   153,390
    EOP Operating Ltd., 8.375s, 2006                                                        102           114,213
    EOP Operating Ltd., 6.8s, 2009                                                           88            98,700
    Simon Property Group LP, 6.375s, 2007                                                   135           148,879
    Simon Property Group LP, 6.35s, 2012                                                     88            95,627
    Vornado Reality Trust, 5.625s, 2007                                                     135           144,132
                                                                                                      -----------
                                                                                                      $   754,941
-----------------------------------------------------------------------------------------------------------------
  Restaurants - 0.3%
    Tricon Global Restaurants, Inc., 8.875s, 2011                                        $   83       $   100,637
-----------------------------------------------------------------------------------------------------------------
  Retailers - 1.2%
    Dollar General Corp., 8.625s, 2010                                                   $  120       $   134,850
    Gap, Inc., 10.55s, 2008                                                                 150           184,875
    JC Penny Corp., Inc., 8s, 2010                                                           73            83,676
                                                                                                      -----------
                                                                                                      $   403,401
-----------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Kroger Co., 7.8s, 2007                                                               $  103       $   117,525
-----------------------------------------------------------------------------------------------------------------
  Supranational - 0.4%
    Corporacion Andina de Fomento, 6.875s, 2012                                          $  113       $   125,381
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.8%
    AT+T Corp., 8.75s, 2031                                                              $  196       $   229,038
    Citizens Communications Co., 8.5s, 2006                                                 220           240,209
    Citizens Communications Co., 7.625s, 2008                                                47            51,463
    Citizens Communications Co., 9s, 2031                                                    72            84,012
    Sprint Capital Corp., 6.875s, 2028                                                      268           261,523
    Telecom de Puerto Rico, Inc., 6.65s, 2006                                                45            48,774
    Telecom de Puerto Rico, Inc., 6.8s, 2009                                                 39            43,599
                                                                                                      -----------
                                                                                                      $   958,618
-----------------------------------------------------------------------------------------------------------------
  Tobacco - 0.8%
    Altria Group Inc., 7s, 2013                                                          $  109       $   116,281
    RJ Reynolds Tobacco Holdings Inc., 7.25s, 2012                                          157           154,645
                                                                                                      -----------
                                                                                                      $   270,926
-----------------------------------------------------------------------------------------------------------------
  Transportation - Services - 0.4%
    Federal Express Corp., 9.65s, 2012                                                   $  110       $   143,891
-----------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.4%
    U.S. Treasury Bonds, 9.875s, 2015                                                    $   64       $    95,425
    U.S. Treasury Bonds, 5.375s, 2031                                                       175           182,499
    U.S. Treasury Notes, 3.375s, 2007                                                       293           317,505
    U.S. Treasury Notes, 4.75s, 2008                                                        114           122,042
    U.S. Treasury Notes, 6s, 2009                                                           324           366,993
    U.S. Treasury Notes, 3s, 2012                                                           156           170,503
    U.S. Treasury Notes, 4.25s, 2013                                                        251           251,098
                                                                                                      -----------
                                                                                                      $ 1,506,065
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric Power - 7.4%
    Beaver Valley Funding Corp. II, 9s, 2017                                             $  168       $   193,102
    Centerpoint Energy Corp., 7.875s, 2013##                                                 59            66,794
    DTE Energy Co., 7.05s, 2011                                                             118           132,318
    Exelon Generation Co. LLC, 6.95s, 2011                                                  216           242,568
    FirstEnergy Corp., 6.45s, 2011                                                           78            80,843
    GGIB Funding Corp., 7.43s, 2011                                                          79            81,429
    Gulf States Utilities Co., 8.25s, 2004                                                   68            69,068
    Midamerican Energy Holdings, 5.875s, 2012                                               126           132,115
    Niagara Mohawk Power Corp., 5.375s, 2004                                                 76            77,659
    Nisource Finance Corp., 7.875s, 2010                                                    158           187,924
    Northeast Utilities, 8.58s, 2006                                                         57            61,873
    Progress Energy Inc., 7s, 2031                                                          133           142,348
    PSEG Power LLC, 7.75s, 2007                                                             216           239,418
    PSEG Power LLC, 8.625s, 2031                                                             79           101,748
    Reliant Energy Resources Corp., 8.125s, 2005                                            119           127,096
    Toledo Edison Co., 7.875s, 2004                                                         286           295,289
    TXU Corp., 6.375s, 2006                                                                 184           194,580
    Waterford 3 Funding Corp., 8.09s, 2017                                                  104           117,972
                                                                                                      -----------
                                                                                                      $ 2,544,144
-----------------------------------------------------------------------------------------------------------------
  Wireless Communications - 1.1%
    AT&T Wireless Services, Inc., 8.75s, 2031                                            $  178       $   219,622
    Nextel Communications, Inc., 9.375s, 2009                                                85            92,650
    Verizon Wireless Capital LLC, 5.375s, 2006                                               64            68,294
                                                                                                      -----------
                                                                                                      $   380,566
-----------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                      $27,171,251
-----------------------------------------------------------------------------------------------------------------

Foreign Bonds - 14.5%
  Australia - 0.4%
    Burns Philip Capital Property Ltd., 9.75s, 2012 (Food & Non Alcoholic
      Beverages)##                                                                       $  120       $   128,400
-----------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.2%
    Republic of Bulgaria, 8.25s, 2015##                                                  $   63       $    73,868
-----------------------------------------------------------------------------------------------------------------
  Canada - 2.6%
    Abitibi Consolidated Inc., 6.95s, 2008 (Forest & Paper Products)                     $   89       $    93,260
    Abitibi Consolidated Inc., 7.875s, 2009 (Forest & Paper Products)                        60            64,885
    Anderson Exploration Ltd., 6.75s, 2011 (Energy - Independent)                            53            58,777
    Rogers Cable Inc., 7.875s, 2012 (Broadcasting & Cable TV)                               113           125,995
    Rogers Cable Inc., 6.25s, 2013 (Broadcasting & Cable TV)                                216           217,620
    Telus Corp., 8s, 2011 (Telecom - Wireline)                                              268           313,369
                                                                                                      -----------
                                                                                                      $   873,906
-----------------------------------------------------------------------------------------------------------------
  Cayman Islands - 0.3%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##                      $   87       $   100,180
-----------------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Codelco, Inc., 6.375s, 2012 (Metals & Mining)##                                      $  100       $   108,184
-----------------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    Kingdom of Denmark, 6s, 2009                                                        DKK 538       $   100,793
-----------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.1%
    Dominican Republic, 9.5s, 2006##                                                     $   30       $    25,200
    Dominican Republic, 9.04s, 2013##                                                        34            25,840
                                                                                                      -----------
                                                                                                      $    51,040
-----------------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Republic of Finland, 5.375s, 2013                                                   EUR  73       $    99,631
-----------------------------------------------------------------------------------------------------------------
  France - 0.6%
    Crown Cork & Seal, 9.5s, 2011 (Containers)                                           $  105       $   118,913
    France Telecom S.A., 9s, 2011 (Telecom - Wireline)                                       74            88,880
                                                                                                      -----------
                                                                                                      $   207,793
-----------------------------------------------------------------------------------------------------------------
  Germany - 1.5%
    Deutsche Telekom International, 8.5s, 2010 (Telecom - Wireline)                      $  173       $   209,177
    Deutsche Telekom International Finance, 8.75s, 2030 (Telecom -
      Wireline)                                                                             164           209,498
    KFW International Finance, Inc., 9.4s, 2004 (Government Entity)                         105           108,275
                                                                                                      -----------
                                                                                                      $   526,950
-----------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    PCCW Capital II Ltd, 6s, 2013 (Telecom - Wireline)##                                 $  102       $   102,530
-----------------------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Republic of Ireland, 5s, 2013                                                       EUR  74       $    98,351
-----------------------------------------------------------------------------------------------------------------
  Italy - 0.5%
    Telecom Italia Capital, 5.25s, 2013 (Telecom - Wireline)##                           $  180       $   180,359
-----------------------------------------------------------------------------------------------------------------
  Japan - 0.3%
    UFJ Finance Aruba AEC, 6.75s, 2013 (Banks & Credit Cos.)                             $   91       $    97,051
-----------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Telecom Italia Capital, 4s, 2008 (Telecom - Wireline)##                              $   85       $    85,538
-----------------------------------------------------------------------------------------------------------------
  Malaysia - 0.3%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                                 $  100       $   118,495
-----------------------------------------------------------------------------------------------------------------
  Mexico - 1.7%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                                   $  123       $   138,682
    Pemex Finance Ltd., 9.69s, 2009 (Energy - Integrated)                                    71            82,360
    Pemex Ltd., 8.625s, 2022 (Energy - Integrated)                                           42            46,515
    United Mexican States, 8s, 2022                                                          71            77,674
    United Mexican States, 11.5s, 2026                                                      168           243,180
                                                                                                      -----------
                                                                                                      $   588,411
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    Telefonica Europe Bv, 8.25s, 2030 (Telecom - Wireline)                               $  112       $   141,375
-----------------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.375s, 2029                                                     $   90       $   101,250
-----------------------------------------------------------------------------------------------------------------
  Russia - 0.8%
    Gazprom OAO Corp., 9.625s, 2013 (Utilities - Gas)##                                  $  100       $   110,250
    Mobile Telesystems, 9.75s, 2008 (Wireless Communications)##                              76            82,270
    OAO Siberian Oil Co, 10.75s, 2009 (Energy - Integrated)                                  63            71,064
    Russian Federation, 3s, 2011                                                             20            15,700
                                                                                                      -----------
                                                                                                      $   279,284
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 2.7%
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                               $  219       $   269,061
    British Sky Broadcasting Group, 7.3s, 2006 (Advertising & Broadcasting)                  89            99,099
    British Sky Broadcasting Group, 8.2s, 2009 (Advertising & Broadcasting)                 153           182,148
    Orange PLC, 9s, 2009 (Wireless Communications)                                          216           232,528
    SABMiller PLC, 6.625s, 2033 (Alcoholic Beverages)##                                     139           146,953
                                                                                                      -----------
                                                                                                      $   929,789
-----------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                   $ 4,993,178
-----------------------------------------------------------------------------------------------------------------
Municipal Bonds - 1.7%
    Metropolitan Pier & Exposition Illinois, 5s, 2028                                    $  200       $   203,666
    Metropolitan Transportation Authority New York Service Contract,
      5.5s, 2013                                                                            175           202,004
    Metropolitan Transportation Authority New York Rev., 5s, 2030                           185           189,281
-----------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                 $   594,951
-----------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $31,048,098)                                                            $32,759,380
-----------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
-----------------------------------------------------------------------------------------------------------------
    New Center Asset Trust, due 1/02/04, at Amortized Cost                               $1,190       $ 1,189,968
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $32,238,066)                                                      $33,949,348
Other Assets, Less Liabilities - 1.3%                                                                     450,558
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                   $34,399,906
-----------------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S.
Dollar. A list of abbreviations is shown below.
       DKK = Danish Kroner
       EUR = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2003
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $32,238,066)              $33,949,348
  Cash                                                                    3,114
  Receivable for series shares sold                                      65,313
  Interest receivable                                                   457,758
  Receivable from investment adviser                                      1,004
  Other assets                                                               25
                                                                    -----------
      Total assets                                                  $34,476,562
                                                                    -----------
Liabilities:
  Payable for investment purchased                                  $    73,531
  Payable for series shares reacquired                                    1,531
  Payable for daily variation margin on open future contracts               875
  Payable to affiliates -
    Management fee                                                          565
    Reimbursement fee                                                       137
    Distribution and service fee                                             17
                                                                    -----------
      Total liabilities                                             $    76,656
                                                                    -----------
Net assets                                                          $34,399,906
                                                                    -----------
Net assets consist of:
  Paid-in capital                                                   $31,068,539
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   1,707,862
  Accumulated net realized loss on investments and
    foreign currency transactions                                      (388,239)
  Accumulated undistributed net investment income                     2,011,744
                                                                    -----------
      Total                                                         $34,399,906
                                                                    -----------
Shares of beneficial interest outstanding                            2,822,608
                                                                     ---------
Initial Class shares:
  Net asset value per share
    (net assets of $31,981,247 / 2,623,671 shares of
    beneficial interest outstanding)                                  $12.19
                                                                      ------
Service Class shares:
  Net asset value per share
    (net assets of $2,418,659 / 198,937 shares of
    beneficial interest outstanding)                                  $12.16
                                                                      ------

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $2,091,348
                                                                     ----------
  Expenses -
    Management fee                                                   $  217,223
    Trustees' compensation                                                1,285
    Shareholder servicing costs                                          12,765
    Distribution fee (Service Class)                                      3,292
    Administrative fee                                                    3,489
    Auditing fees                                                        43,780
    Printing                                                             24,540
    Custodian fee                                                        19,238
    Legal fees                                                           10,562
    Postage                                                                  22
    Miscellaneous                                                         6,621
                                                                     ----------
      Total expenses                                                 $  342,817
    Fees paid indirectly                                                   (941)
    Reduction of expenses by investment adviser                         (67,060)
                                                                     ----------
      Net expenses                                                   $  274,816
                                                                     ----------
        Net investment income                                        $1,816,532
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                          $1,066,729
    Foreign currency transactions                                       (23,361)
    Futures contracts                                                    (5,036)
                                                                     ----------
      Net realized gain on investments                               $1,038,332
                                                                     ----------
  Change in unrealized appreciation (depreciation) --
    Investments                                                      $  270,182
    Futures contracts                                                    (3,911)
    Translation of assets and liabilities in foreign currencies          12,923
                                                                     ----------
      Net unrealized gain on investments                             $  279,194
                                                                     ----------
        Net realized and unrealized gain on investments              $1,317,526
                                                                     ----------
          Increase in net assets from operations                     $3,134,058
                                                                     ----------
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                2003                2002
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                          $ 1,816,532        $ 1,917,891
  Net realized gain (loss) on investments and foreign currency transactions        1,038,332           (591,146)
  Net unrealized gain on investments and foreign currency translation                279,194          1,483,763
                                                                                 -----------        -----------
    Increase in net assets from operations                                       $ 3,134,058        $ 2,810,508
                                                                                 -----------        -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                     $(2,005,027)       $(1,851,909)
  From net investment income (Service Class)                                         (44,052)               (12)
                                                                                 -----------        -----------
    Total distributions declared to shareholders                                 $(2,049,079)       $(1,851,921)
                                                                                 -----------        -----------
  Net increase (decrease) in net assets from series share transactions           $  (859,156)       $ 2,127,843
                                                                                 -----------        -----------
      Total increase in net assets                                               $   225,823        $ 3,086,430
Net assets:
  At beginning of period                                                          34,174,083         31,087,653
                                                                                 -----------        -----------
  At end of period (including accumulated undistributed net investment
    income of $2,011,744 and $2,029,975, respectively)                           $34,399,906        $34,174,083
                                                                                 -----------        -----------

See notes to financial statements.


FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
The financial highlights table is intended to help you understand the series' financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.
------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------
INITIAL CLASS SHARES                                         2003           2002           2001           2000            1999
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                      $11.82         $11.52         $11.32         $10.93          $11.38
                                                           ------         ------         ------         ------          ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                 $ 0.62         $ 0.67         $ 0.72         $ 0.76          $ 0.70
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         0.45           0.30           0.22           0.20           (0.87)
                                                           ------         ------         ------         ------          ------
      Total from investment operations                     $ 1.07         $ 0.97         $ 0.94         $ 0.96          $(0.17)
                                                           ------         ------         ------         ------          ------
Less distributions declared to shareholders -
  From net investment income                               $(0.70)        $(0.67)        $(0.74)        $(0.57)         $(0.26)
  From net realized gain on investments and foreign
    currency transactions                                    --             --             --             --             (0.02)
  In excess of net realized gain on investments and
    foreign currency transactions                            --             --             --             --             (0.00)+++
                                                           ------         ------         ------         ------          ------
      Total distributions declared to shareholders         $(0.70)        $(0.67)        $(0.74)        $(0.57)         $(0.28)
                                                           ------         ------         ------         ------          ------
Net asset value - end of period                            $12.19         $11.82         $11.52         $11.32          $10.93
                                                           ------         ------         ------         ------          ------
Total return                                                 9.34%          8.92%          8.71%          9.21%          (1.56)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 0.75%          0.75%          0.75%          0.84%           1.01%
  Net investment income(S)(S)                                5.04%          5.92%          6.34%          6.95%           6.26%
Portfolio turnover                                            116%           132%           281%           303%            283%
Net assets at end of period (000 Omitted)                 $31,981        $33,755        $31,087        $26,207         $24,291

  (S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other
      Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                           $ 0.59          $ 0.65          $ 0.69          $ 0.74         $ 0.69
        Ratios (to average net assets):
          Expenses##                                      0.94%           0.92%           0.99%           0.99%          1.06%
          Net investment income                           4.85%           5.75%           6.10%           6.80%          6.21%
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increased net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%.
       Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,                PERIOD ENDED
                                                                -----------------------------------------       DECEMBER 31,
SERVICE CLASS SHARES                                                  2003            2002           2001              2000*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $11.81          $11.50         $11.29             $10.43
                                                                    ------          ------         ------             ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                          $ 0.54          $ 0.53         $ 0.73             $ 0.49
  Net realized and unrealized gain on investments and foreign
    currency                                                          0.51            0.43**         0.21               0.37**
                                                                    ------          ------         ------             ------
      Total from investment operations                              $ 1.05          $ 0.96         $ 0.94             $ 0.86
                                                                    ------          ------         ------             ------
Less distributions declared to shareholders from net
  investment income                                                 $(0.70)         $(0.65)        $(0.73)            $ --
                                                                    ------          ------         ------             ------
Net asset value - end of period                                     $12.16          $11.81         $11.50             $11.29
                                                                    ------          ------         ------             ------
Total return                                                          9.14%           8.81%          8.68%              8.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          1.01%           1.00%          0.95%              0.95%+
  Net investment income(S)(S)                                         4.53%           5.17%          6.23%              6.83%+
Portfolio turnover                                                     116%            132%           281%               303%
Net assets at end of period (000 Omitted)                           $2,419          $  419         $    0***          $    0***

  (S) MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series'
      Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than
      0.15% of average daily net assets for Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                       $ 0.52          $ 0.51         $ 0.68             $ 0.48
        Ratios (to average net assets):
          Expenses##                                                  1.19%           1.17%          1.19%              1.10%+
          Net investment income                                       4.34%           5.00%          5.99%              6.68%+
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%.
       Per share, ratios, and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
    ** The per share data is not in accord with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
   *** Service Class net assets were less than $500.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2003, there were 26 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - The series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Bonds and other fixed income securities (other than short-term obligations) in the series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                        DECEMBER 31, 2003     DECEMBER 31, 2002
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $2,049,079            $1,851,921

During the year ended December 31, 2003, accumulated undistributed net investment income increased by $214,316, accumulated net realized loss on investments and foreign currency transactions increased by $214,317, and paid-in capital increased by $1 due to differences between book and tax accounting for mortgage-backed securities and foreign currency. This change had no effect on the net asset or net asset value per share.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income                $2,011,744
            Capital loss carryforward                      (196,213)
            Unrealized appreciation on investments
              and foreign currency translation            1,516,825
            Other temporary differences                        (989)

Post-October capital (and currency) loss deferrals represent losses realized during the current fiscal year, but recognized for tax purposes in the next fiscal year.

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2010, ($196,213).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the series average daily net assets. MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class and Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. At December 31, 2003, aggregate unreimbursed expenses amounted to $371,994.

The series pays compensation of the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

                First $2 billion                         0.0175%
                Next $2.5 billion                        0.0130%
                Next $2.5 billion                        0.0005%
                In excess of $7 billion                  0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%, which amounted to $12,671 for the year ended December 31, 2003. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $7 for the year ended December 31, 2003, as well as other expenses paid to unaffiliated vendors.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                         $17,892,027      $20,223,795
                                                   -----------      -----------
Investments (non-U.S. government securities)       $22,096,007      $21,336,940
                                                   -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $32,433,014
                                                                   -----------
Gross unrealized appreciation                                      $ 1,622,020
Gross unrealized depreciation                                         (105,686)
                                                                   -----------
    Net unrealized appreciation                                    $ 1,516,334
                                                                   -----------

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                YEAR ENDED DECEMBER 31, 2003       YEAR ENDED DECEMBER 31, 2002
                                              ------------------------------      -----------------------------
                                                    SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                      1,873,483      $ 22,381,994          906,181      $ 10,261,062
Shares issued to shareholders in
  reinvestment of distributions                    172,252         2,005,025          168,970         1,851,905
Shares reacquired                               (2,278,747)      (27,202,876)        (917,283)      (10,384,991)
                                                ----------      ------------        ---------      ------------
    Net increase (decrease)                       (233,012)     $ (2,815,857)         157,868      $  1,727,976
                                                ----------      ------------        ---------      ------------

Service Class shares

                                                YEAR ENDED DECEMBER 31, 2003     PERIOD ENDED DECEMBER 31,2002
                                              ------------------------------     -----------------------------
                                                    SHARES            AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                        228,576      $  2,723,944           37,158         $419,693
Shares issued to shareholders in reinvestment
  of distributions                                   3,788            44,038               --               --
Shares reacquired                                  (68,873)         (811,281)          (1,731)         (19,826)
                                                ----------      ------------        ---------      ------------
    Net increase                                   163,491      $  1,956,701           35,427         $399,867
                                                ----------      ------------        ---------      ------------

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003, was $271. The series had no borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                   UNREALIZED
DESCRIPTION                EXPIRATION    CONTRACTS    POSITION   DEPRECIATION
-----------------------------------------------------------------------------
U.S. Treasury Note            3/22/04            7       Short       $(3,911)

At December 31, 2003, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Legal Proceedings
Massachusetts Financial Services Company ("MFS"), the investment adviser to the series, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, MFS and the Retail Funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Bond Series:

We have audited the accompanying statement of assets and liabilities of MFS Bond Series (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or, if shorter, the period of the series or class operations in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Series as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or, if shorter, the period of the series or class operations in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2004

(C)2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distriutors, Inc.
500 Boylston Street, Boston, MA 02116                           VFB-ANN-2/04 6M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Atwood Ives and Ward Smith, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Ives and Smith are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERICES.

ITEMS 4(A) THROUGH 4(D) AND 4(G):
The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the series ("Funds") of the Registrant. In addition, Deloitte may provide non-audit related services to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended December 31, 2003 and 2002, audit fees billed to the Funds by Deloitte were as follows:

                                                                              REGISTRANT'S
                                                                               AUDIT FEES
                                                                               ----------
                  Fees billed by Deloitte:                                2003             2002
                                                                      --------         --------
            MFS VIT - MFS Bond Series ............................    $ 34,800         $ 34,800
            MFS VIT - MFS Capital Opportunities Series ...........      27,800           27,800
            MFS VIT - MFS Emerging Growth Series .................      27,800           27,800
            MFS VIT - MFS Global Equity Series ...................      26,800           13,000
            MFS VIT - MFS High Income Series .....................      34,800           34,800
            MFS VIT - MFS Investors Growth Stock Series ..........      27,300           27,300
            MFS VIT - MFS Investors Trust Series .................      27,300           27,300
            MFS VIT - MFS Mid Cap Growth Series ..................      15,000           15,000
            MFS VIT - MFS Money Market Series ....................      15,800           15,800
            MFS VIT - MFS New Discovery Series ...................      27,300           27,300
            MFS VIT - MFS Research Series ........................      27,800           27,800
            MFS VIT - MFS Strategic Income Series ................      34,800           34,800
            MFS VIT - MFS Total Return Series ....................      36,600           38,800
            MFS VIT - MFS Utilities Series .......................      27,300           27,300
            MFS VIT - MFS Value Series ...........................      14,400            2,800
                                                                      --------         --------
                     Total .......................................    $405,600         $382,400
                                                                      --------         --------

For the fiscal years ended December 31, 2003 and 2002, fees billed by Deloitte for audit-related, tax and other services provided to the Funds, MFS and MFS Related Entities were as follows:

                                                                                                                      TOTAL
                                                  AUDIT-RELATED FEES(1)    TAX FEES(2)      ALL OTHER FEES(3)    NON-AUDIT FEES
   Fees billed by Deloitte:                            2003      2002      2003      2002      2003      2002      2003      2002
                                                   --------  --------  --------  --------  --------  --------  --------  --------
   To the Registrant:
     MFS VIT - MFS Bond Series                     $  2,400  $  2,400  $  3,000  $  3,000  $      0  $      0  $  5,400  $  5,400
     MFS VIT - MFS Capital Opportunities              2,400     2,400     3,000     3,000         0         0     5,400     5,400
     Series
     MFS VIT - MFS Emerging Growth Series             2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Global Equity Series               2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS High Income Series                 2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Investors Growth Stock Series      2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Investors Trust Series             2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Mid Cap Growth Series              2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Money Market Series                2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS New Discovery Series               2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Research Series                    2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Strategic Income Series            2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Total Return Series                2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Utilities Series                   2,400     2,400     3,000     3,000         0         0     5,400     5,400
     MFS VIT - MFS Value Series                       2,400         0     3,000         0         0         0     5,400         0
              Total fees billed to Registrant      $ 36,000  $ 33,600  $ 45,000  $ 42,000  $      0  $      0  $ 81,000  $ 75,600
                                                   --------  --------  --------  --------  --------  --------  --------  --------
   To MFS and MFS Related Entities                 $430,950  $184,500  $  2,195  $ 63,501  $ 94,000  $350,771  $527,145  $598,772
                                                   --------  --------  --------  --------  --------  --------  --------  --------
                     Total fees billed             $466,950  $218,100  $ 47,195  $105,501  $ 94,000  $350,771  $608,145. $674,372
                                                             --------  --------  --------  --------  --------  --------  --------

(1) Audit-Related Fees for the Funds includes fees for quarterly reviews of the Funds' investment diversification status related to insurance company separate accounts. Audit-Related Fees for MFS and MFS Related entities includes fees for internal control reviews.
(2) Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. This category includes fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, tax advice related to income recognition and distribution policies.
(3) All Other Fees includes fees for services related to financial information system implementation, consultation on internal cost allocations, and in 2002, staff assistance in preparing certain information required for tax disclosures in financial reports.

ITEM 4(E)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

         Pre-approval is needed for all planned and anticipated audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and/or financial reporting of the Funds. In the event such services arise between regular meetings of the Audit Committee and it is not practical to seek pre-approval at the next regular meeting of the Audit Committee, such services may be referred to the Chair of the Audit Committee for approval; provided that, the Chair may not approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(E)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and MFS and MFS Related Entities disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(F): Not applicable.

ITEM 4(H): Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not required at this time. [Required for reporting periods ending after January 1, 2004 (beginning with N-CSR's filed at the end of March 2004, for January 31, 2004 reporting period).]

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST



By (Signature and Title)*  ROBERT J. MANNING
                           -----------------------------------------
                           Robert J. Manning, President

Date:    February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*  ROBERT J. MANNING
                           -----------------------------------------
                           Robert J. Manning, President (Principal
                           Executive Officer)

Date:    February 23, 2004



By (Signature and Title)*  RICHARD M. HISEY
                           -----------------------------------------
                           Richard M. Hisey, Treasurer (Principal
                           Financial Officer and Accounting Officer)

Date:    February 23, 2004


* Print name and title of each signing officer under his or her signature.